UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☒	Definitive Proxy Statement
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Trilogy International Partners Inc.

(Name of Registrant as Specified In Its Charter)
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INVITATION TO SHAREHOLDERS
Dear Shareholder,
You are cordially invited to attend a special meeting of the holders of common shares (“Common Shares”, the holders of which are the “Shareholders”) of Trilogy International Partners Inc. (the “Company”), which we will hold at 9:30 a.m. (Pacific Time) on March 25, 2024 (the “Special Meeting”). The Company will conduct the Special Meeting in a virtual-only format via live webcast. You will be able to attend the meeting online at https://virtual-meetings.tsxtrust.com/en/1580 (password: trilogy2024 (case sensitive)). Registration and participation information appears in the enclosed proxy statement and management information circular (“Circular”). Formal notice of the Special Meeting, the Circular, the letter of transmittal and a proxy card or voting instruction form accompany this letter.
At the Special Meeting, our Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying Circular, to approve an arrangement (the “Arrangement”) under section 288 of the Business Corporations Act (British Columbia) involving the Company and SG Enterprises II, LLC (the “Purchaser”), a Washington limited liability company controlled by John W. Stanton and Theresa E. Gillespie, pursuant to an arrangement agreement dated December 19, 2023 (the “Arrangement Agreement”) and the plan of arrangement (“Plan of Arrangement”) appended as Annex E to the Circular. Pursuant to the Arrangement Agreement, the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, other than the Common Shares already held by the Purchaser, for cash consideration of US$0.07 per Common Share (the “Consideration”), all as more particularly described in the Circular.
The proposed Arrangement is intended to maximize the amount of cash that will be paid to Shareholders for their Common Shares as the Company continues with the plan of liquidation that it adopted in June 2022 and to result in Shareholders receiving cash sooner than would be the case under such plan of liquidation without the Arrangement.
The proposed Arrangement is a “going private transaction” under Securities and Exchange Commission (the “SEC”) rules. Following the Arrangement, all of the Common Shares will be beneficially owned by the Purchaser. In connection with the Arrangement, the Company intends to apply to have its Common Shares delisted from the TSX Venture Exchange.
An independent special committee (the “Special Committee”) of the board of directors of the Company (the “Board”) has advised the Board that, after careful consideration, including thorough consideration of the terms of the Arrangement Agreement, and taking into account the best interests of the Company, and after consultation with management and its legal and financial advisors, including delivery of a fairness opinion (the “Fairness Opinion”) from Haywood Securities Inc., the Special Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the unaffiliated Shareholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it authorize and approve the Company entering into the Arrangement Agreement, performing its obligations thereunder and recommending to the Shareholders that they vote in favour of the Arrangement Resolution.
After taking into consideration, among other things, (i) the unanimous recommendation of the Special Committee, (ii) the terms of the Arrangement Agreement, (iii) consultations with management and legal and financial advisors, and (iv) the Fairness Opinion, the Board (without Mr. Stanton’s participation) has concluded that the Arrangement is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Shareholders. Accordingly, the Board (with Mr. Stanton abstaining) unanimously recommends that Shareholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Shareholders at the Special Meeting.
We are seeking approval of the Arrangement Resolution by the affirmative vote of (a) at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” in the Circular for more information.
Whether or not you attend the Special Meeting, it is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Special Meeting. After reading the enclosed Circular, please promptly mark, sign, date and return the enclosed proxy or voting instruction form as instructed to ensure that your Common Shares will be represented. Regardless of the number of Common Shares you own, your careful consideration of, and vote on, the matters before our Shareholders is important.
The enclosed Circular describes the Arrangement Agreement, the Arrangement and related agreements and provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the SEC. We urge you to read the entire Circular, including the annexes, carefully, as it sets forth the details of the Arrangement Agreement and other important information related to the Arrangement.
We look forward to seeing you at the meeting.
Sincerely yours,

/s/ Bradley J. Horwitz

Bradley J. Horwitz

President, Chief Executive Officer and Chief Financial Officer

The date of the Circular is February 21, 2024 and it is being mailed to Shareholders on or about February 26, 2024.
Neither the SEC, nor any state securities commission has approved or disapproved of the transactions described in this Circular, including the Arrangement; passed upon the merits or fairness of the transactions described in this Circular, including the Arrangement; or determined if the information contained in this Circular is accurate or adequate. Any representation to the contrary is a criminal offense.

TRILOGY INTERNATIONAL PARTNERS INC.

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND INFORMATION CIRCULAR
To the Shareholders of Trilogy International Partners Inc.:
Notice is hereby given that a special meeting (“Special Meeting”) of the holders of common shares (“Common Shares”, the holders of which are the “Shareholders”) of Trilogy International Partners Inc. (the “Company”), will be held on March 25, 2024 at 9:30 a.m. (Pacific Time) via live webcast at https://virtual-meetings.tsxtrust.com/en/1580 (password: trilogy2024 (case sensitive)) for the following purposes:
(1)
to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular”), approving a plan of arrangement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company and SG Enterprises II, LLC (the “Purchaser”), a Washington limited liability company controlled by John W. Stanton and Theresa E. Gillespie, pursuant to an arrangement agreement dated December 19, 2023 (the “Arrangement Agreement”), whereby the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares of the Company, other than the Common Shares already held by the Purchaser, for cash consideration of US$0.07 per Common Share (the “Consideration”), all as more particularly described in the Circular (the “Arrangement”); and

(2)	to transact such further or other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
Specific details of the matters proposed to be put before the Special Meeting are set forth in the Circular which accompanies this Notice of Special Meeting of Shareholders.
Shareholders and duly appointed proxy holders can attend the Special Meeting by going to https://virtual-meetings.tsxtrust.com/en/1580 and logging in (password: trilogy2024 (case sensitive)). During the Special Meeting’s live webcast, registered Shareholders and duly appointed proxy holders will be able to participate, vote, and submit questions. Non-registered Shareholders who have not appointed themselves as proxy holders will be able to attend the Special Meeting as guests, but guests will not be able to vote at the Special Meeting. See “Attending and Participating in the Meeting” instructions in the Circular.
An independent special committee (the “Special Committee”) of the board of directors of the Company (the “Board”) has advised the Board that, after careful consideration, including thorough consideration of the terms of the Arrangement Agreement, and taking into account the best interests of the Company, and after consultation with management and its legal and financial advisors, including delivery of a fairness opinion (the “Fairness Opinion”) from Haywood Securities Inc., the Special Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the unaffiliated Shareholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it authorize and approve the Company entering into the Arrangement Agreement, performing its obligations thereunder and recommending to the Shareholders that they vote in favour of the Arrangement Resolution.
After taking into consideration, among other things, (i) the unanimous recommendation of the Special Committee, (ii) the terms of the Arrangement Agreement, (iii) consultations with management and legal and financial advisors, and (iv) the Fairness Opinion, the Board (without Mr. Stanton’s participation) has concluded that the Arrangement is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Shareholders. Accordingly, the Board (with Mr. Stanton abstaining) unanimously recommends that Shareholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Shareholders at the Special Meeting.
We are seeking approval of the Arrangement Resolution by the affirmative vote of (a) at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” in the Circular for more information.

The record date for determining the Shareholders entitled to receive notice of and to vote at the Special Meeting is the close of business on January 26, 2024 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting.
Your vote is important regardless of the number of Common Shares you own. Shareholders are cordially invited to attend the Special Meeting. Shareholders are urged to complete and return the enclosed proxy or voting instruction form promptly. Alternatively, Shareholders can vote online by following the instructions on their proxy or voting instruction form. To be effective, the proxies must be received at the Toronto office of TSX Trust Company (“TSX Trust”), the Company’s registrar and transfer agent, located at 301 – 100 Adelaide Street West, Toronto, Ontario, Canada M5H 4H1, by 9:30 a.m. (Pacific Time) on March 21, 2024, or 48 hours (excluding Sundays, Saturdays and holidays) prior to any adjournment or postponement of the Special Meeting. Shareholders whose Common Shares are held by a broker, investment dealer, bank, trust company, nominee or other intermediary (collectively, an “Intermediary”) will receive either a voting instruction form or form of proxy and should follow the instructions provided by such Intermediary. Late proxies may be accepted or rejected by the chair of the Special Meeting in his discretion, and the chair is under no obligation to accept or reject any particular late proxy.
Pursuant to the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order (as defined in the Circular), registered Shareholders as of the Record Date have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Shareholder as of the Record Date who dissents in respect of the Arrangement Resolution (a “Dissenting Shareholder”) is entitled to be paid the fair value of such Dissenting Shareholder’s shares, provided that such Dissenting Shareholder has delivered to the Company c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com, a written objection to the Arrangement Resolution not later than 5:00 p.m. (Pacific Time) on March 21, 2024, being the business day which is two business days immediately preceding the Special Meeting (or, if the Special Meeting is postponed or adjourned, by 5:00 p.m. (Pacific Time) on the business day which is two business days immediately preceding the date of the postponed or adjourned Special Meeting) and has otherwise complied strictly with the dissent procedures of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, as described in the Circular. This right is described in detail in the Circular under the heading “Dissent Rights”. The text of Division 2 of Part 8 of the BCBCA, which will be relevant in any dissent proceeding, is set forth in Annex C to the Circular.
Beneficial owners of Common Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only registered Shareholders as of the Record Date are entitled to dissent. Beneficial Shareholders who wish to exercise dissent rights must cause each registered Shareholder holding their Common Shares to deliver the notice of dissent.
Failure to strictly comply with the dissent procedures described in the Circular may result in the loss of any right of dissent.
All Shareholders are cordially invited to attend the Special Meeting.
The Arrangement is described in the accompanying Circular, which we urge you to read carefully. A copy of the Arrangement Agreement is included as Annex A to the Circular. Please review the Circular before you cast your vote.
By Order of the Board of Directors,
Bradley J. Horwitz
President, Chief Executive Officer and Chief Financial Officer
The date of the Circular is February 21, 2024 and it is being mailed to Shareholders on or about February 26, 2024.

i

ii

SUMMARY TERM SHEET
The following summary highlights information described in more detail elsewhere in this Circular. Each item in this summary includes a page reference directing you to a more complete description of that topic. To understand the Arrangement more fully and for a more complete description of the legal terms of the Arrangement, you should carefully read this entire Circular, the annexes to this Circular and the documents that we refer to in this Circular. You may obtain any additional information referred to in this Circular without charge by following the instructions in the section entitled “Where You Can Find More Information”.
In this Circular, the terms “we,” “us,” “our,” the “Company” refer to Trilogy International Partners Inc. Other defined terms used in this Circular are defined in the section entitled “Glossary of Terms” beginning on page 70 of this Circular.
The Parties to the Arrangement Agreement (Page 43)
The Company
The Company is a company continued under the Laws of British Columbia, Canada. The head office of the Company is located at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004, USA.
The Company formerly owned wireless and fixed broadband telecommunications subsidiaries in New Zealand (2degrees) and Bolivia (NuevaTel). On December 31, 2021, TINZ, a subsidiary of the Company, and Tesbrit, a minority shareholder of 2degrees, entered into a purchase agreement with Voyage Digital, and Voyage Australia Holdings Pty Limited pursuant to which Voyage Digital agreed to acquire, subject to certain terms and conditions, all of the issued and outstanding shares in the capital of 2degrees, which transaction closed on May 19, 2022.
In March 2022, the Company entered into an agreement to transfer 100% of its indirect equity interest in NuevaTel to Balesia Technologies, Inc. for a nominal purchase price, which transaction closed on May 14, 2022. The Company owned 71.5% of the equity in NuevaTel. See “Important Information About the Company — Company Background”.
Additional information about the Company is contained in our annual report on Form 10-K for the fiscal year ended December 31, 2022, and in our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2023, attached to this Circular as Annexes G and H, respectively, and in our other public filings. See “Where You Can Find More Information”.
SG Enterprises II, LLC
The Purchaser is a limited liability company governed under the Laws of the State of Washington and was formed on August 26, 2015. The Purchaser is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company who resigned from the Board effective December 23, 2022. The head office of the Purchaser is located at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004.
The Arrangement (Page 8)
The purpose of the Arrangement is to effect the acquisition of the Company by the Purchaser. If all of the conditions to the completion of the Arrangement are satisfied or waived, the Arrangement will be implemented by way of a Court-approved plan of arrangement under Section 288 of the BCBCA.
The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Annex E to this Circular:
Commencing at the Effective Time, each of the events set out below will occur and be deemed to occur in the following sequence, in each case without any further authorization, act or formality of or by the Company, the Purchaser or any other person:
•
each Common Share held by a Dissenting Holder, in respect of which Dissent Rights have been validly exercised, shall be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) and the Purchaser will thereupon be obliged to pay the amount therefor determined;

•	concurrently with the step above, with respect to each Common Share so transferred to the Purchaser,
•	the Dissenting Holders shall cease to be the holders thereof and to have any rights as holders of such Common Shares, other than the right to be paid the amount therefor determined;

•	such Dissenting Holders’ names shall be removed from the register of the Common Shares; and
•
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares;

•
each Common Share, other than Common Shares held by the Purchaser or any Dissenting Holder who has validly exercised such holder’s Dissent Right, shall be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration for each Common Share; and

•	concurrently with the step above, with respect to each Common Share so transferred to the Purchaser,
•	the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares, other than the right to be paid the Consideration;
•	such holders’ names shall be removed from the register of the Common Shares; and
•
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares.

Following completion of the Arrangement, the Company intends to apply to cease to be a reporting issuer in Canada and the United States and to apply to have the Common Shares delisted from the TSXV. The Arrangement will be carried out pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement.
The Special Meeting (Page 44)
The Special Meeting will be held on March 25, 2024 at 9:30 a.m. (Pacific Time) via live webcast at https://virtual-meetings.tsxtrust.com/en/1580 (password: trilogy2024 (case sensitive)). There will be no physical meeting location.
At the Special Meeting, you will be asked to consider and vote upon:
(1)	a proposal to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D, approving the Arrangement; and
(2)	a proposal to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
Record Date and Voting Information (Page 44)
Only Shareholders who hold Common Shares at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share outstanding on the Record Date will be entitled to one vote on each matter submitted to our Shareholders for approval at the Special Meeting. As of the Record Date, there were 88,627,593 issued and outstanding Common Shares.
Quorum (Page 44)
Under the Articles of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 20% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting.
Required Vote (Page 44)
Adoption of the Arrangement Agreement requires the affirmative vote of (a) at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” for more information.
Voting by Shareholders (Page 45)
Any Registered Shareholder entitled to vote may submit a proxy by returning a signed proxy card by mail, through the internet or by telephone, or may vote in person (virtually) by attending the Special Meeting. If you are a

Beneficial Shareholder and hold your Common Shares in “street name” through an Intermediary, you should instruct your Intermediary on how you wish your Common Shares to be voted using the instructions provided by such Intermediary. The Intermediary cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your Intermediary on how you wish your Common Shares to be voted. If you are a street name holder and wish to vote the Common Shares beneficially owned by you in person (virtually) by ballot at the Special Meeting, you must provide a “legal proxy” from your Intermediary, giving you the right to vote the Common Shares at the Special Meeting.
Recommendations of the Special Committee (Page 11)
The Special Committee, with the advice and assistance of its independent legal and financial advisors, including delivery of the Fairness Opinion, evaluated the Arrangement and the terms and conditions of the Arrangement Agreement. At a meeting held on December 19, 2023, the Special Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the unaffiliated Shareholders and that the Arrangement is in the best interests of the Company. The Special Committee unanimously recommended that the Board (i) approve the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement; and (ii) recommend that the Shareholders vote “FOR” the Arrangement Resolution.
Recommendation of the Board (Page 13)
On December 19, 2023, based in part on the unanimous recommendation of the Special Committee, as well as on the basis of the other factors described under the heading “Reasons for the Arrangement” including receiving the Fairness Opinion, the Board (with Mr. Stanton abstaining):
•	determined unanimously that the Arrangement is in the best interests of the Company and is fair, from a financial point of view, to the unaffiliated Shareholders;
•	approved unanimously the Arrangement and the Arrangement Agreement, and the Company’s entrance into the Arrangement Agreement and performance of the transactions contemplated thereby;
•	determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Shareholders at the Special Meeting; and
•	unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution.
Reasons for the Arrangement (Page 11)
During the course of their evaluation, the Board (without Mr. Stanton's participation) and the Special Committee carefully considered a variety of factors with respect to the Arrangement, including, among other things:
•
Accelerating and Maximizing Cash Payment – The Arrangement is expected to maximize the amount of cash that will be paid to Shareholders with respect to their Common Shares as the Company continues with its 2022 Plan of Liquidation and to result in Shareholders receiving cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Following completion of the Arrangement, the Company will be able to continue to exist as a private company until ultimate dissolution pursuant to the 2022 Plan of Liquidation without the obligations and significant related expenses of compliance with public company reporting requirements under applicable Securities Laws. Further, the Consideration being offered to the Shareholders is expected to be approximately equal to the cash value per Common Share that will remain in the Company, following completion of the Arrangement, after deducting a reserve for payment of all expected current and future liabilities. This amount per share is greater than the amount per share that Shareholders would receive if the Company continued to exist until dissolution pursuant to the 2022 Plan of Liquidation subject to public company reporting requirements with applicable Securities Laws and subject to incurring the expenses associated with fulfilling those requirements.

•	Testing the Market – The Company previously engaged with several parties on other potential transactions and none of those discussions resulted in an offer that matched the Purchaser’s proposed terms.
•
Required Shareholder Approval - The Arrangement Resolution requires approval of (i) at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b)

a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” for more information.
•
All-Cash Consideration - The Consideration consists solely of cash, providing the Shareholders with certainty of value and immediate liquidity upon consummation of the Arrangement, particularly in light of the relatively limited trading volume of the Common Shares.

•
Ability to Solicit and Respond to Acquisition Proposals Terms of the Arrangement – Under the terms of the Arrangement Agreement, the Board will remain able to solicit and respond to any Acquisition Proposals and to terminate the Arrangement Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders.

•
Premium to Shareholders - The Consideration represents an approximate premium of 87% and 133.3% over the closing price of the Common Shares on the TSXV on (i) the last trading day prior to the public announcement of the Purchaser’s non-binding offer to acquire the Company and (ii) the last trading day prior to the Purchaser filing the Initial Purchaser Early Warning Report on November 13, 2023, respectively.

•
Fairness Opinion - The Fairness Opinion from Haywood concluded that, subject to and based on the considerations, assumptions and limitations described therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders (excluding the Purchaser and its affiliates). See “Special Factors – Fairness Opinion” in this Circular. Shareholders are urged to read the Fairness Opinion in its entirety. The full text of the Fairness Opinion is attached as Annex E to this Circular.

•
Negotiated Transaction - The Arrangement Agreement is the result of negotiations with the Purchaser that were undertaken by the Company and its legal advisor with the oversight and participation of the Special Committee and its legal and financial advisors. The Arrangement Agreement includes terms and conditions that are reasonable in the judgment of the Special Committee.

•
Dissent Rights – The terms of the Plan of Arrangement provide that Registered Shareholders as of the Record Date who oppose the Arrangement, may upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive fair value for their Common Shares, as described in the Plan of Arrangement.

The Special Committee and the Board (without Mr. Stanton's participation) also considered a number of potential issues and risks related to the Arrangement and the Arrangement Agreement, including, among others:
•
the risks to the Company and the Shareholders if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement and the ongoing costs of continuing to be subject to public company reporting requirements under applicable Securities Laws;

•	the fact that if the Arrangement Agreement is terminated under certain circumstances, the Company must pay the Expense Fee to the Purchaser as set forth in the Arrangement Agreement;
•	the right of the Purchaser to terminate the Arrangement Agreement under certain circumstances; and
•
the risk that the Purchaser may not carry out the 2022 Plan of Liquidation. See “Risk Factors – After the Arrangement, the Purchaser will control whether the 2022 Plan of Liquidation is completed” for more information.

Fairness Opinion (Page 13 and Annex B)
Pursuant to an engagement letter dated November 16, 2023, the Special Committee retained Haywood as its financial advisor in connection with the Arrangement. At a meeting of the Special Committee held on December 19, 2023 to evaluate the Arrangement, Haywood delivered to the Special Committee an oral opinion, which opinion was confirmed by delivery of a written opinion dated December 19, 2023, to the effect that, as of that date and based upon and subject to certain assumptions, limitations and qualifications set forth in the Fairness Opinion, the Consideration to be received by the Shareholders under the Arrangement is fair, from a financial point of view, to the Shareholders excluding the Purchaser and its affiliates.

The full text of the Fairness Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this Circular and is incorporated herein by reference. The summary of the Fairness Opinion set forth in this Circular is qualified in its entirety by reference to the full text of such opinion. Shareholders are urged to read the Fairness Opinion in its entirety. Haywood’s written Fairness Opinion was addressed to the Special Committee in connection with and for the purposes of their evaluation of the proposed Arrangement, was directed only to the Consideration to be paid in the Arrangement and did not address any other aspect of the Arrangement. Haywood expressed no opinion as to the fairness of the Consideration to the Purchaser, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Arrangement. The Fairness Opinion was approved by a fairness committee of Haywood. The Fairness Opinion does not constitute a recommendation to any Shareholder as to how such Shareholder should vote with respect to the Arrangement or any other matter.
The Arrangement Agreement (Page 48)
In the Arrangement Agreement, each of the Company and the Purchaser has agreed to certain covenants, including customary covenants relating to maintaining the Company in the ordinary course of business, satisfying the conditions precedent to their respective obligations under the Arrangement Agreement and the Plan of Arrangement, and obtaining the regulatory approvals described in the Arrangement Agreement. The Purchaser also agreed to cause the Company to carry out the 2022 Plan of Liquidation following the Effective Date, subject to the terms and conditions of the Arrangement Agreement. Copies of the Arrangement Agreement and the Plan of Arrangement are each attached to this Circular as Annex A and Annex E, respectively. We urge you to read the full text of the Arrangement Agreement and the Plan of Arrangement because they are the legal documents that govern the Arrangement.
Conditions to the Arrangement (Page 49)
The obligations of the Parties to complete the Arrangement under the Arrangement Agreement are subject to the satisfaction or waiver of certain conditions described further under the heading “The Arrangement Agreement – Conditions Precedent to the Arrangement”.
Termination of Arrangement Agreement (Page 57)
The Parties may agree in writing to terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the Arrangement becoming effective. In addition, the Company or the Purchaser may terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the Effective Date if certain specific events occur. Depending on the termination event, an Expense Fee may be payable by the Company.
Expenses and Expense Reimbursement (Page 59)
All out-of-pocket expenses incurred in connection with the Arrangement Agreement, the Arrangement and the other transactions contemplated by the Arrangement Agreement will be paid by the Party incurring such fees or expenses, whether or not the Arrangement is consummated, with certain exceptions expressly set forth in the Arrangement Agreement. If the Arrangement Agreement is terminated in certain circumstances, an Expense Fee will be payable by the Company.
Delisting of the Common Shares (Page 65)
The Common Shares are listed on the TSXV. The Parties have agreed to use their commercially reasonable efforts to cause the Common Shares to be delisted from the TSXV promptly following the completion of the Arrangement.
Dissent Rights (Page 66 and Annex C)
Registered Shareholders as of the Record Date are entitled to dissent from the Arrangement Resolution in the manner provided in Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement, the Interim Order, and the Final Order. A Registered Shareholder as of the Record Date who wishes to dissent must ensure that: (a) a notice of dissent is received by the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com by no later than 5:00 p.m. (Pacific Time) on March 21, 2024 (or by 5:00 p.m. (Pacific Time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened); and (b) it otherwise strictly complies with the Dissent Procedures.

Interests of the Company’s Directors and Executive Officers (Page 25)
In considering the recommendation of the Board to vote “FOR” the Arrangement Resolution, Shareholders should be aware that certain directors and executive officers of the Company have interests in the Arrangement that are different from, and/or in addition to, the interests of Shareholders generally. In particular, the Purchaser is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company (see “Canadian Securities Law Matters – Multilateral Instrument 61-101”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The Board was aware of and considered these interests, among other matters, in reaching its decision to approve the Arrangement and the Arrangement Agreement. Mr. Stanton, in his capacity as a director of the Company, did not participate in Board discussions regarding the Purchaser's offer and Mr. Stanton recused himself from the vote of the Board on the Arrangement and related matters.
See Annex I for additional information about the Board and executive officers of the Company.
Voting Agreements (Page 61)
On or about December 19, 2023, the Supporting Company Shareholders entered into the Voting Agreements with the Purchaser. The Voting Agreements set forth, among other things, the agreements of such Shareholders to (i) vote their Common Shares “FOR” the approval of the Arrangement Resolution and any resolution approving the Arrangement Agreement and any actions required in furtherance of the Arrangement, (ii) not to take any action which could reasonably be expected to impede, interfere with or delay, or in any way adversely affect the completion of the Arrangement and any other transactions contemplated by the Arrangement Agreement, and (iii) not to, directly or indirectly, sell, assign, or transfer any economic interest in their Common Shares other than pursuant to the Arrangement or the Voting Agreement. If the Supporting Company Shareholders acquire any additional Common Shares, such shares shall be subject to the Voting Agreements. As of December 19, 2023 (the date on which the Arrangement was announced), the Supporting Company Shareholders owned approximately 26% of the outstanding Common Shares. The Supporting Company Shareholders, excluding the Purchaser, owned approximately 8% of the outstanding Common Shares that are eligible to vote in the majority-of-the-minority vote as of December 19, 2023.
Timing (Page 66)
Assuming that the Final Order is granted on March 27, 2024, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about March 28, 2024 and, in any event, within two Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement.
The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Shareholder approval at the Special Meeting or applicable regulatory approvals.
Risk Factors (Page 32)
There are a number of risk factors relating to the Arrangement, all of which should be carefully considered by the Shareholders.
Certain U.S. Federal Income Tax Considerations (Page 35)
Shareholders should read carefully the information in the section entitled “Material U.S. Federal Income Tax Consequences of the Arrangement” beginning on page 35 of this Circular, which sets out a general summary of material U.S. federal income tax consequences that may be relevant to U.S. holders. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.
Certain Canadian Federal Income Tax Considerations (Page 38)
Shareholders should read carefully the information in the section entitled “Material Canadian Federal Income Tax Consequences of the Arrangement” beginning on page 38 of this Circular, which sets out a general summary of material Canadian federal income tax consequences that may be relevant to Resident Holders. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.

Currency and Exchange Rates
Unless otherwise indicated, all references to “$”, “US$” or “U.S. dollars” are to United States dollars, references to “CDN$” or “Canadian dollars” are to Canadian dollars, and references to “NZD$” or New Zealand dollars” are to New Zealand dollars. As at February 20, 2024, the daily average exchange rate, as quoted by the Bank of Canada, was US$1=CDN$1.3518 (or CDN$1=US$0.7398).

SPECIAL FACTORS
Background of the Arrangement
The following chronology summarizes key events and contacts that led to the signing of the Arrangement Agreement. It does not purport to detail every conversation among the Special Committee, the Company’s management or the Special Committee’s representatives and other Parties with respect to the Arrangement.
The entering into of the Arrangement Agreement was the result of a thorough review by the Company of strategic alternatives and the Company seeking to maximize value to its shareholders. The terms of the Arrangement Agreement were arrived at through extensive negotiations between representatives of the Company, under the direction and oversight of the Special Committee, the Purchaser, and each of their respective legal and financial advisors. The following is a summary of the material events, meetings, negotiations and discussions among the parties that preceded the public announcement of the execution of the Arrangement Agreement on December 19, 2023.
On December 31, 2021, TINZ, a subsidiary of the Company, entered into a purchase agreement to sell 100% of its indirect equity interest in 2degrees. As TINZ’s indirect equity interest in 2degrees represented substantially all of the Company’s assets and the Company would no longer have an active business following the sale, the Company initiated a review in January 2022 to explore a range of strategic alternatives aimed at maximizing the financial return to the Shareholders and at winding up operations. Management recognized that as long as the Company both remained in existence and continued to be a public company under U.S and Canadian securities laws it would continue to incur significant costs associated with the public reporting obligations under these securities laws. These costs were estimated to be several million dollars through May 2028, which due to indemnification obligations under the 2degrees purchase agreement, was the earliest date the Company could be dissolved without making adequate provision for such obligations. Accordingly, management explored various alternatives that would mitigate these costs including, but not limited to: the dissolution and liquidation of TINZ, the sale of TINZ or the Company, and the termination of public reporting obligations through a going private transaction.
Working through its legal advisors and consultants, the Company contacted six firms that specialized either in liquidating enterprises that no longer had operating businesses or in insuring them against contingent liabilities. All but one of these firms declined to make an offer to buy either TINZ or the Company, or to insure them against all contingent liabilities, in large part because they could not assess the risks inherent in TINZ’s indemnification obligations expiring in May 2028 under the 2degrees purchase agreement (the “TINZ Indemnity”). One firm did present a conceptual offer, but this offer discounted the value of the Company’s share of the 2degrees escrow amount to zero and would have also discounted a portion of the cash that the Company expected to receive upon completion of the 2degrees Sale in May 2022.
Concluding that it would be premature to sell TINZ or itself prior to the termination of the 2degrees escrow in May 2023, the Company reviewed options for eliminating public reporting costs by reducing the number of Shareholders to less than applicable US and Canadian thresholds through a share buy-back or through a reverse share split. These alternatives were not pursued, however, in part because it could not be guaranteed that either a buy-back offer or a reverse share split would reduce the number of Shareholders below the reporting thresholds and, more importantly, because the Company could not confidently set a fair price for the buy-back offer or the payment to Shareholders squeezed out through a reverse share split given the uncertainty concerning how much of the Company’s share of the 2degrees Sale escrow amount – approximately US$15 million – would be released to the Company at the escrow’s termination in May 2023.
The Company also considered the option of acquiring insurance in an amount that would constitute “adequate provision” for the TINZ Indemnity, so that TINZ could dissolve following the completion of the 2degrees Sale. However, the availability of additional insurance for indemnification obligations was speculative and the cost was expected to be high, at least until May 2023, when the bulk of the TINZ Indemnity would expire.
The Board reviewed these alternatives at a meeting on May 10, 2022 and decided to focus on distributing most of the proceeds the Company would receive from completing the 2degrees Sale to Shareholders in June 2022. Following the sale of the Company’s controlling stakes in its two operating businesses – 2degrees and NuevaTel – the Board adopted the 2022 Plan of Liquidation on June 10, 2022, so that all subsequent distributions to Shareholders would be treated as non-taxable returns of capital rather than as dividends that would be taxed as income for U.S. income tax purposes. A requirement for such favorable tax treatment of distributions was that the 2022 Plan of Liquidation specify that the Company would not pursue new investments.

On June 27, 2022, the Company completed a distribution to the Shareholders (the “2022 Distribution”) in the aggregate amount of approximately CDN$150 million (approximately US$120 million), which represented CDN$1.69 per Common Share. On July 28, 2023, the Company completed a second distribution to the Shareholders (together with the 2022 Distribution, the “Distributions” and each, a “Distribution”) in the aggregate amount of approximately CDN$27 million (or approximately US$20.8 million), which represented CDN$0.31 per Common Share. Each Distribution was made pursuant to the 2022 Plan of Liquidation and, for Canadian income tax purposes, the Distributions were reviewed on a distribution-by-distribution basis, with each Distribution being made as non-taxable returns of paid-up capital.
The Company then focused its attention on minimizing headquarters and compliance costs. It reduced its headquarters personnel by approximately 50% in September 2022 and cut ongoing headquarters and legal and accounting compliance costs by 25%.
Shortly before the 2degrees Sale escrow terminated in May 2023, the Company was contacted by a US-based privately-held entity that owns small US-based consumer retail companies. This entity was initially interested in acquiring the Company for a variety of reasons: it hoped to use the Company’s status as a publicly traded entity to serve as a platform for raising capital; it hoped to use the Company’s net operating losses to offset its retail subsidiaries’ profits; and it was interested in acquiring the Company’s cash at a discount.
Management of the Company met with the executives of this entity at the Company’s headquarters office in early June 2023, after management had ascertained that the Company would receive nearly all of its share of the proceeds from the 2degrees Sale that were held in escrow. After learning that the 2022 Plan of Liquidation precluded an acquiror of the Company from using it as a vehicle for new investments and that the Company’s net operating losses would not survive a change of control, the executives of the potential buyer focused on acquiring the Company for its cash. They noted that the Company could expect to spend several millions of dollars on public reporting costs until the TINZ Indemnity expires in 2028 and that a purchase offer that valued the Company at a discount to its cash could still be a superior outcome for Shareholders.
Aware that the Company would distribute most of the escrow proceeds from the 2degrees Sale to Shareholders, the potential acquiror focused on presenting an indicative offer based on the cash that the Company would retain, following the Distributions, to cover ongoing headquarters expenses, public reporting costs, and expected dissolution expenses. The potential acquiror presented several offers, all of which entailed purchasing the Company at a substantial discount to its cash reserves.
The Board considered the offers from the potential acquiror at a meeting on August 10, 2023. The Board noted that, in addition to other concerns it had about the potential acquiror’s offers, the offers were based on significant discounts to the Company’s cash reserves. It was noted as well that the offers were not based on any due diligence related to TINZ’s outstanding indemnification obligations, so that it would not be unreasonable to expect that additional discounts would be applied following such due diligence. Board members suggested that a going private transaction could produce a better outcome for Shareholders if it was led by a third party that was better acquainted with risks related to the TINZ Indemnity and comfortable with accepting such risks. Management was directed to look at the economics of such an offer. At that time, Chairman John Stanton observed that the Purchaser might be willing to be a party to a going private transaction and he expressed an interest in learning more about such a transaction might be structured. However, he did not commit that the Purchaser would participate in any going private transaction.
At its August 10, 2023 meeting, the Board also discussed the possibility of the Company’s purchasing additional insurance against the remaining obligations related to the TINZ Indemnity and tax insurance against any risk that US and Canadian tax authorities would impose additional taxes on the Company, which would impair its ability to dissolve. Management reported that it could obtain additional warranty insurance coverage for such indemnification obligations but that it did not find sufficient capacity among insurers to provide coverage for the full amount of exposure. Management also reported that the premium for increased coverage would, in any event, be significant. It informed the Board that the cost of purchasing a tax insurance policy would also be high. On that basis, the Board determined not to proceed with purchasing additional insurance as a means to accelerate the timetable for the Company’s dissolution.
The Board next met on November 10, 2023. Board Chair John Stanton advised the other directors that the Purchaser would be willing to acquire the Company in order, as stated in Mr. Stanton’s letter of the same date to the Company, “to facilitate the distribution of the Company’s remaining cash and reduce the cost of operating the Company”. Mr. Stanton indicated that he was not motivated to earn any profits on the Company’s remaining cash but would rather seek to acquire the Company on terms that, net of projected expenses and projected liabilities, would result in Mr. Stanton neither profiting nor incurring a loss in connection with the acquisition of the Company. Mr. Stanton and Theresa E. Gillespie (a former director of the Company) control the Purchaser. As of the date hereof, and as of November 10, 2023, the Purchaser held 19.1% of the issued and outstanding Common Shares. On November 13, 2023, the Purchaser filed the Initial Purchaser Early Warning Report.
The Board thereupon appointed Andrew Davies, who previously served as (i) a Director of 2degrees in New Zealand from 2017 through 2019, (ii) a Director of NuevaTel in Bolivia from 2014 to 2019, (iii) Chief Financial Officer of the Company from 2013 through 2016, and (iv) as Executive Vice President of Corporate Development of the Company from 2016 through 2018, before becoming Chief Financial Officer of 2degrees (in 2019 and until May 2022), as an additional director and established the Special Committee, consisting of directors Mark Kroloff and Andrew Davies – both of whom are independent directors – to consider an offer from the Purchaser. At the same time, the Board also approved a mandate for the Special Committee and authorized the Special Committee to retain independent legal and financial advisors. The Special Committee subsequently engaged Haywood as its financial advisor and DuMoulin Black LLP as its legal advisor.
Between November 16, 2023 and December 19, 2023, the date of signing the Arrangement Agreement, the Special Committee met approximately eight times, which meetings at various times included its legal counsel, the Company’s management and Haywood. On November 21, 2023, the Special Committee met with its legal counsel (without management present), who reviewed with the members of the Special Committee their duties and obligations as Special Committee members. At the same meeting, the Special Committee members reviewed with counsel their individual personal circumstances and confirmed that, in both their and the Board’s view, the Special Committee members were independent of the Purchaser.
The Special Committee received from management detailed cost estimates which showed both the costs that the Company expected to incur if it remained a public reporting entity in both Canada and the United States until such time as the TINZ Indemnity obligations expire in May 2028 and the costs the Company expected to incur if it were to cease to be a public reporting entity (i.e. go private). The Special Committee also received and reviewed detailed memos provided by management on the prior discussions with other potential acquirors and in connection with obtaining insurance coverage for the indemnification obligations. The Special Committee spent considerable time reviewing management’s cost estimates with Haywood and testing management’s assumptions. The Special Committee also spent time considering the alternative transactions that management had considered, but ultimately determined, similar to prior decisions by management and the Board, that none of these were viable or in the best interests of the Shareholders in the circumstances.
On December 15, 2023, the Special Committee received a letter of intent from the Purchaser with an initial offer price of US$0.066 per Share. After meeting and considering this offer, the Special Committee determined that it would engage with the Purchaser in an effort to seek a higher price based on its evaluation of the required cash that the Company would need after going private until the time that the TINZ Indemnity obligations expired in May 2028. A Special Committee member spoke with Mr. Stanton about the Special Committee’s assessment of the extent of funds that the Company must allocate for ongoing expenses through the expiration of the TINZ Indemnity obligations plus a reasonable reserve for potential liabilities. The Special Committee member indicated that the Special Committee believed that, on the basis of such assessment, a higher price per Common Share was justified. After discussion, the Special Committee member and Mr. Stanton agreed that the Purchaser would make a revised offer of US$0.07 per Common Share.
The Special Committee and its legal advisor reviewed the Arrangement Agreement (including the Plan of Arrangement) and the form of Voting Agreement to be entered into in connection with the Arrangement.
The Special Committee, with the advice and assistance of its independent legal and financial advisors, including delivery of the Fairness Opinion, evaluated the offer from the Purchaser and the terms and conditions of the proposed Arrangement Agreement. At a meeting held on December 19, 2023, the Special Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the unaffiliated Shareholders and that the Arrangement is in the best interests of the Company. The Special Committee unanimously recommended that the Board (i) approve the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement; and (ii) recommend that the Shareholders vote “FOR” the Arrangement Resolution.

On December 19, 2023, following the meeting of the Special Committee, the Board met to receive the report of the Special Committee and to receive advice from its financial and legal advisors. The Board was provided with the opportunity to ask questions of management of the Company and of its legal advisor and Haywood. After a discussion and careful consideration, including a thorough consideration of the terms of the Arrangement Agreement and the Fairness Opinion and other matters, and taking into account the best interests of the Company and the unanimous recommendation of the Special Committee, the Board unanimously (with Mr. Stanton recusing himself from the vote) determined that the Arrangement is in the best interests of the Company and is fair, from a financial point of view, to the unaffiliated Shareholders. The Board unanimously (with Mr. Stanton recusing himself from the vote) approved entering into the Arrangement Agreement and the ancillary agreements and unanimously resolved to recommend that Shareholders vote “FOR” the Arrangement Resolution. The Company and the Purchaser executed the Arrangement Agreement the evening of December 19, 2023 and the Arrangement was publicly announced that evening.
Recommendation of the Special Committee
The Special Committee, with the advice and assistance of its independent legal and financial advisors, including delivery of the Fairness Opinion, evaluated the Arrangement and the terms and conditions of the Arrangement Agreement. At a meeting held on December 19, 2023, the Special Committee unanimously determined that the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the unaffiliated Shareholders and that the Arrangement is in the best interests of the Company. The Special Committee unanimously recommended that the Board (i) approve the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement; and (ii) recommend that the Shareholders vote “FOR” the Arrangement Resolution.
Reasons for the Arrangement
In evaluating the Arrangement, the Arrangement Agreement, and the other transactions and agreements contemplated thereby, the Special Committee and the Board (without the participation of Mr. Stanton) consulted with legal and financial advisors, consulted with the Company’s management and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):
•
Accelerating and Maximizing Cash Payment – The Arrangement is expected to maximize the amount of cash that will be paid to Shareholders with respect to their Common Shares as the Company continues with its 2022 Plan of Liquidation and to result in Shareholders receiving cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Following completion of the Arrangement, the Company will be able to continue to exist as a private company until ultimate dissolution pursuant to the 2022 Plan of Liquidation without the obligations and significant related expenses of compliance with public company reporting requirements under applicable Securities Laws. Further, the consideration being offered to the Shareholders is expected to be approximately equal to the cash value per Common Share, less an amount needed for payment after completion of the Arrangement of all current and expected liabilities. This amount per share is greater than the amount per share that Shareholders would receive if the Company continued to exist until dissolution pursuant to the 2022 Plan of Liquidation subject to public company reporting requirements with applicable Securities Laws.

•	Testing the Market – The Company previously engaged with several parties on other potential transactions and none of those discussions resulted in an offer that matched the Purchaser’s proposed terms.
•
Required Shareholder Approval - The Arrangement Resolution requires approval of (i) at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser, in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” for more information.

•
All-Cash Consideration – The Consideration consists solely of cash, providing the Shareholders with certainty of value and immediate liquidity upon consummation of the Arrangement, particularly in light of the relatively limited trading volume of the Common Shares.

•
Ability to Solicit and Respond to Acquisition Proposals Terms of the Arrangement – Under the terms of the Arrangement Agreement, the Board will remain able to solicit and respond to any Acquisition Proposals and to terminate the Arrangement Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders.

•
Premium to Shareholders – The Consideration represents an approximate premium of 87% and 133.3% over the closing price of the Common Shares on the TSXV on (i) the last trading day prior to the public announcement of the Purchaser’s non-binding offer to acquire the Company and (ii) the last trading day prior to the Purchaser filing the Initial Purchaser Early Warning Report on November 13, 2023, respectively.

•
Fairness Opinion – The Fairness Opinion from Haywood concluded that, subject to and based on the considerations, assumptions and limitations described therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders (excluding the Purchaser and its affiliates). See “Special Factors – Fairness Opinion” in this Circular. Shareholders are urged to read the Fairness Opinion in its entirety. The full text of the Fairness Opinion is attached as Annex E to this Circular.

•
Negotiated Transaction – The Arrangement Agreement is the result of negotiations with the Purchaser that were undertaken by the Company and its legal advisor with the oversight and participation of the Special Committee and its legal and financial advisor. The Arrangement Agreement includes terms and conditions that are reasonable in the judgment of the Special Committee and the Board (with Mr. Stanton abstaining).

•
Dissent Rights – The terms of the Plan of Arrangement provide that Registered Shareholders as of the Record Date who oppose the Arrangement, may upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, will receive fair value for their Common Shares, as described in the Plan of Arrangement.

The Special Committee and the Board (without Mr. Stanton's participation) also considered a number of potential issues and risks related to the Arrangement and the Arrangement Agreement, including, among others:
•	the risks to the Company and the Shareholders if the Arrangement is not completed, including the costs to the Company of pursuing the Arrangement;
•	the fact that if the Arrangement Agreement is terminated under certain circumstances, the Company must pay the Expense Fee to the Purchaser as set forth in the Arrangement Agreement;
•	the right of the Purchaser to terminate the Arrangement Agreement under certain circumstances; and
•	the risk that the Purchaser may not carry out the 2022 Plan of Liquidation.
The above discussion of the information and factors considered by the Special Committee and the Board is not intended to be exhaustive, but is believed by the Special Committee and the Board to include the material factors considered by the Special Committee and the Board in their assessment of the Arrangement. In view of the wide variety of factors considered by the Special Committee and the Board in connection with their assessment of the Arrangement and the complexity of such matters, neither the Special Committee nor the Board considered it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the foregoing factors that it considered in reaching its decision. In addition, in considering the factors described above, individual members of the Special Committee and/or the Board may have given different weights to various factors and may have applied different analyses to each of the material factors considered by the Special Committee and the Board.
The Board’s reasons for recommending the Arrangement include certain assumptions relating to forward-looking information and such information and assumptions are subject to various risks. This information should be read in light of the assumptions described under the section entitled “Cautionary Statement Concerning Forward-Looking Information” and risk factors described under the section entitled “Risk Factors” and under the heading “Risks Related to the Arrangement”.
Process of the Special Committee
The Special Committee consisted solely of independent directors not affiliated with the Purchaser. The Special Committee was provided a clear mandate to retain independent legal and financial advisors and to determine whether to proceed with a transaction with the Purchaser and, if a decision was made to so proceed, to review and negotiate any such transaction. The Special Committee met several times to evaluate the proposal, the Arrangement and related matters. During these meetings, the Special Committee extensively deliberated and discussed the advantages and disadvantages of the Arrangement. Several meetings were held without management being present. With respect to certain meetings that management did attend, the Special Committee excused management prior to the end of such meetings and allowed the Special Committee members to raise any concerns they may have had without management present.
Recommendation of the Board
On December 19, 2023, based in part on the unanimous recommendation of the Special Committee, as well as on the basis of the factors described in “Reasons for the Arrangement” including receiving the Fairness Opinion, the Board (with John W. Stanton recusing himself from the vote):
•	determined unanimously that the Arrangement is in the best interests of the Company and is fair, from a financial point of view, to the unaffiliated Shareholders;
•	approved unanimously the Arrangement and the Arrangement Agreement, and the Company’s entrance into the Arrangement Agreement and performance of the transactions contemplated thereby;
•	determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Shareholders at the Special Meeting; and
•	unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution.
Fairness Opinion
Opinion of the Special Committee’s Financial Advisor
Haywood is acting as financial advisor to the Special Committee in connection with the Arrangement. At a meeting of the Special Committee held on December 19, 2023 to evaluate the Arrangement, Haywood delivered to the Special Committee an oral opinion, which opinion was confirmed by delivery of a written opinion dated December 19, 2023, to the effect that, as of that date and based upon and subject to certain assumptions, limitations and qualifications set forth in the written opinion, the Consideration to be received by the Shareholders under the Arrangement is fair, from a financial point of view, to the Shareholders excluding the Purchaser and its affiliates.
The full text of Haywood’s opinion is attached to this proxy statement as Annex B. The description of Haywood’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Shareholders are encouraged to read Haywood’s opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Haywood in connection with its opinion. Haywood’s opinion was addressed to the Special Committee, was only one of many factors considered by the Special Committee in its evaluation of the Arrangement, and only addresses the fairness, from a financial point of view and as of the date of the opinion, of the Consideration to be received under the Arrangement by the Shareholders. Haywood’s opinion is not intended to, and does not, constitute advice or a recommendation to any Shareholder as to whether such holder should vote their shares in favour of the Arrangement or how such shareholder should otherwise act on any other matter with respect to the Arrangement.
In connection with rendering the Fairness Opinion, Haywood has reviewed and relied upon (without attempting to independently verify the completeness or accuracy thereof) or carried out, among other things, the following:
•	the execution version of the Arrangement Agreement (including accompanying disclosure schedules) between the Company and the Purchaser;
•	the non-binding letter of intent received by the Company from the Purchaser, dated December 15, 2023;
•	the audited consolidated annual financial statements of the Company for the financial years ended December 31, 2022 and 2021;
•	the management’s discussion and analysis of the Company for the financial years ended December 31, 2022 and 2021;
•	the unaudited condensed consolidated interim financial statements of the Company for the financial quarters ended September 30, 2023, June 30, 2023, and March 31, 2023;

•	the management’s discussion and analysis of the Company for the financial quarters ended September 30, 2023, June 30, 2023, and March 31, 2023;
•	the management information circular of the Company dated May 19, 2023;
•	the annual report of the Company for the financial year ended December 31, 2022;
•	certain press releases and other publicly available information relating to the business, financial condition and trading history of the Company;
•	certain historical financial information concerning the Company;
•	certain projected financial information, including without limitation, budgets and financial forecasts, which were prepared and provided by the Company;
•	certain internal documents which were prepared and provided by the Company;
•	certain industry and financial sector data and statistics that were deemed relevant for the purposes of Haywood’s analysis; and
•
such other financial, market, and industry information, and such other investigations, analyses and discussions (including discussions with management of the Company) as were considered relevant and appropriate in the circumstances.

In connection with its review and arriving at its opinion, Haywood did not independently verify any of the foregoing information, and assumed that all such information was complete and accurate in all material respects.
As provided for in the Advisory Agreement, Haywood has relied upon and assumed, the completeness, accuracy and fair presentation of all financial information, business plans, financial analyses, forecasts and other information, data, advice, opinions and representations obtained by it from public sources, or provided to it by the Company, its respective subsidiaries, directors, officers, associates, affiliates, consultants, advisors and representatives relating to the Company, its respective subsidiaries, associates and affiliates, and to the Arrangement. The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation. Haywood has not been requested to or, subject to the exercise of professional judgment, attempted to verify independently the completeness, accuracy or fair presentation of any such information, data, advice, opinions and representations. Haywood has not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor has Haywood evaluated the solvency of the Company under any provincial or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Haywood has not assumed any obligation to conduct any physical inspection of the properties, facilities or assets of the Company. The due diligence investigations conducted by Haywood were limited in scope and relied heavily on the knowledge and experience of management of the Company.
With respect to any financial analyses, forecasts, projections, estimates and/or budgets provided to Haywood and used in its analyses, Haywood noted that projecting future results of any company is inherently subject to uncertainty. Haywood has assumed, however, that such financial analyses, forecasts, projections, estimates and/or budgets were prepared using the assumptions identified therein and that such assumptions reflect the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company. Haywood expressed no view as to such financial analyses, forecasts, projections, estimates and/or budgets or the assumptions on which they were based.
Haywood was not engaged to review any legal, tax or regulatory aspects of the Arrangement Agreement and the Fairness Opinion does not address such matters. In preparing the Fairness Opinion, Haywood has made several assumptions, including that all of the conditions required to complete the Arrangement will be met and that the disclosure provided in the Circular with respect to the Company and its respective subsidiaries and affiliates and the Arrangement will be accurate in all material respects.
Haywood has relied as to all legal matters relevant to rendering the Fairness Opinion upon the advice of counsel. Haywood has further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Arrangement will be obtained without any adverse effect on the Company or on the contemplated benefits of the Arrangement.
The Fairness Opinion was rendered as at December 19, 2022 and on the basis of securities markets, economic and general business and financial conditions prevailing as at such date and the conditions and prospects, financial and otherwise, of the Company as they are reflected in the information provided by the Company and as they were represented to Haywood in its discussions with the management of the Company. It should be understood that subsequent developments may affect the Fairness Opinion and that Haywood does not have any obligation to update, revise, or reaffirm the Fairness Opinion. In Haywood’s analyses and in connection with the preparation of the Fairness Opinion, Haywood made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Haywood and any party involved in the Arrangement.
Summary of Financial Analysis
The following is a summary of the material financial analyses performed by Haywood in connection with rendering the Fairness Opinion and summarizes the factors considered or financial analyses performed by Haywood. The order of analyses described does not represent relative importance or weight given to those analyses by Haywood. Some of the summaries below include information presented in tabular format; the tables must be read together with the full text of each summary and are alone not a complete description of Haywood’s financial analyses.
In its assessment, Haywood considered several techniques and used a blended approach to determine its opinion on the Arrangement. Haywood based its Fairness Opinion upon a number of quantitative and qualitative factors and upon a selection of methodologies deemed appropriate in the circumstances by Haywood.
In support of the Fairness Opinion, Haywood has evaluated and performed certain analyses on the Company, based on those methodologies and assumptions that Haywood considered appropriate in the circumstances. In the context of the Fairness Opinion, Haywood considered, among other things, the following two approaches to fairness:
•
a liquidation approach, which applies the adjusted net book value (“NBV”) method to determine fair market value by assessing the net cash that could be received and returned to Shareholders if all assets of the Company were sold and all liabilities settled. The NBV method focuses on individual asset and liability values from the Company’s balance sheet and makes adjustments to account for liquidation values for the Company’s assets, adjustments for future and off-balance sheet liabilities, as well as associated transaction and closing costs; and

•	a going-concern approach, using (a) the asset method by evaluating the net balance sheet value of assets less liabilities, and (b) the market value method focused on historic trading of the Company.
Given that the Company does not generate free cash flow, Haywood has not utilized an income method of valuation. Given that the Company does not possess any operating assets, Haywood has not utilized a market comparables method of valuation. Additionally, the Company carries indemnification obligations associated with the TINZ Indemnity.
Haywood evaluated a variety of scenarios and alternatives available to the Company, informed by budgets of the Company that were provided by management and adjusted by Haywood, as applicable. All values in Haywood’s Fairness Opinion were calculated as of December 15, 2023, being the last trading day prior to the announcement by the Company of the Purchaser submitting a non-binding offer to acquire the Company, and using a US dollar to Canadian dollar exchange rate of 1.338.
Since the Company’s principal asset is cash, and management’s intention is to provide Shareholders with a liquidity event, Haywood’s Fairness Opinion was assessed primarily using a liquidation approach employing the NBV method, with supporting and alternative cases evaluated using the other valuation methodologies described above.
In arriving at the conclusion of the Fairness Opinion, Haywood evaluated the following methodologies:
•	Adjusted NBV analysis (liquidation approach)
•	Asset method analysis (going-concern approach)
•	Market value analysis – historic trading (going-concern approach)
Adjusted NBV Analysis
In determining the adjusted NBV of the Company, Haywood calculated the expected net cash position of the Company, including consideration for incurred and expected Arrangement expenses, liabilities and payables, and administrative costs until May 2028, at which point the remaining indemnification liabilities of the Company will be extinguished, allowing for completion of its liquidation and wind-up plan.

As the basis for estimating the adjusted NBV of the Company, Haywood reviewed internal management forecasts and projections of the cash position of the Company, and reviewed the estimated general and administrative expenses, the costs to complete the Arrangement, and the costs to complete the Company’s liquidation and wind-up plan in order to estimate the cash balance available to be returned to Shareholders.
Haywood believes that the adjusted NBV analysis is based on reasonable assumptions and is accurately calculated as of the date of the Fairness Opinion, although the results remain highly dependent on the Company’s forecasted cash requirements and internal projections up to completion of the Arrangement and post completion of the Arrangement. Haywood cautions that many assumptions are used in determining and realizing the adjusted NBV, including but not limited to accurate forecasting of predictable and unpredictable expenses and on-going liabilities, unforeseen challenges arising as a result of the completion of the Arrangement, and changes in currency exchange rates, economic, and money market conditions.
Adjusted NBV Summary	(US$000)
Cash as of September 30, 2023	$9,308
Est. costs to completion of the Arrangement	-$1,989
Est. administrative and liquidation costs to May 2028	-$1,245
Est. closing cash balance	$6,073

Adjusted NBV per share (US$/share)	$0.070
Asset Method Analysis
Similar to the adjusted NBV analysis, Haywood examined a scenario where the Company would maintain the status quo, wherein current management would continue the Company’s public company reporting status until May 2028, at which time the remaining indemnification liabilities would expire and the Company would be in a position to complete its liquidation and wind-up plan. For the asset method, Haywood calculated the adjusted NBV of the Company as at May 31, 2028 factoring in adjustments for interest revenue and cost inflation based on the prevailing US treasury yield curve and consensus CPI estimates and US treasury inflation-protected securities from 2024 to 2028.
Asset Method Analysis (Stay-Public Scenario)	(US$000)
Cash as of September 30, 2023	$9,308
Interest revenue to May 31, 2028	$1,355
Est. corporate costs to complete liquidation plan in May 2028	-$7,008
Est. closing cash balance	$3,654

Est. closing cash balance per share – May 2028 (US$/share undiscounted)	$0.042
Market Value Analysis – Historic Trading
Haywood also considered the Company’s historic trading price since the CDN$27.5 million distribution to shareholders on July 28, 2023. Since that date and until the November 13, 2023 announcement of the Purchaser’s expression of interest, approximately 4.0 million shares of the Company traded, representing approximately 4.5% of the Company’s shares outstanding, with 64% of such volume transacting within a range of US$0.030/share to $0.045/share.

Other Analysis
Haywood also considered various other quantitative and qualitative analyses including alternative transaction possibilities, an insured dissolution option, and an alternative hypothetical stay public scenario with lower reporting and accounting costs than those forecasted by the Company’s management. Specifically, Haywood reviewed an estimate provided to it by a third-party public company management operator, on a confidential and no-names basis, that would have potentially reduced public reporting and accounting costs through 2028, as compared to those provided by the Company’s management; were such a cost reduction to be achieved, the final distribution to Shareholders in 2028 would be $0.074 per Common Share. However, Haywood has calculated that the present value of this potential distribution would be $0.062 when discounted at the prevailing risk-free rate assumption. Given that this potential value is below what is proposed in the Arrangement, Haywood did not view the hypothetical alternative public reporting scenario as superior to the Arrangement proposal and did not independently assess whether the third party’s forecast of costs was realistic or achievable.
Finally, Haywood considered the risk mitigation that the Arrangement provides to Shareholders relative to the risks presented by other options and scenarios. In light of the considerations summarized above, Haywood concluded that the Company faces few available and executable alternatives, and Haywood believes the various options evaluated to date by the Company’s management to be adequate under the circumstances. The results of this analysis are reflected in Haywood’s fairness conclusion.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Haywood’s opinion. In arriving at its fairness determination, Haywood considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Haywood made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses.
Haywood prepared these analyses for purposes of providing its opinion to the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received by the Shareholders pursuant to the Arrangement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities may actually be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, or Haywood or any other person assumes responsibility if future results are materially different from those forecasted.
The consideration payable to Shareholders under the Arrangement Agreement was determined through negotiations between the Special Committee and the Purchaser, with the assistance of financial projections and analysis provided by the Company, and was approved by the Board. Haywood provided advice to the Special Committee during these negotiations. Haywood, however, did not recommend that any specific amount of consideration constituted the only appropriate consideration for the Arrangement.

Neither Haywood, nor any of its affiliates, is an insider, associate, or affiliate (as those terms are defined in the Securities Act (British Columbia) or the rules made thereunder) of the Company, the Purchaser, or any of their respective associates or affiliates. As of the date hereof, Haywood has not entered into any other agreements or arrangements with the Company or the Purchaser or any of their affiliates with respect to any future dealings.
Haywood acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Company or any of its respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. In the ordinary course of trading and brokerage activities, Haywood, the associates and affiliates thereof and the officers, directors and employees of any of them at any time may hold long or short positions, may trade or otherwise effect transactions, for their own account, for managed accounts or for the accounts of customers, in debt or equity securities of the Company, or related assets or derivative securities. As an investment dealer, Haywood conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company or with respect to the Arrangement.
During the 24-month period preceding the date that Haywood was first contacted in respect of the Arrangement, Haywood has not participated in any equity financings by the Company, nor has Haywood provided any additional financial advisory services outside of the scope of the Advisory Agreement for which Haywood received compensation.
The Special Committee selected Haywood as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Arrangement. Pursuant to an Advisory Agreement, dated as of November 16, 2023, the Company engaged Haywood to provide certain financial advisory services to the Special Committee in connection with the Arrangement, including the delivery of the Fairness Opinion as described above. Pursuant to the terms of the Advisory Agreement, the Company agreed to pay Haywood a fixed fee, which was payable upon delivery of Haywood’s opinion and none of which is contingent upon completion of the Arrangement. In addition, the Company has agreed to reimburse Haywood for certain expenses and to indemnify Haywood and related persons against various liabilities, including certain liabilities under applicable securities laws.
Haywood’s opinion was one of the many factors considered by the Special Committee in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Special Committee or Company with respect to the Arrangement.
Purchaser Group’s and Purchaser’s Purposes and Reasons for the Arrangement
Under the SEC rules governing “going private” transactions, the Purchaser Group and the Purchaser are required to express their purposes and reasons for the Arrangement to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the U.S. Exchange Act. The Purchaser Group and the Purchaser are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the U.S. Exchange Act. The views of the Purchaser Group and the Purchaser should not be construed as a recommendation to any Shareholder as to how that Shareholder should vote on the Arrangement Resolution.
For the Purchaser Group and the Purchaser, the primary purposes of the Arrangement are to maximize the cash payment to Shareholders with respect to their Common Shares as the Company carries out the 2022 Plan of Liquidation and to provide Shareholders with cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Upon completion of the Arrangement, the Purchaser Group and the Purchaser expect the Company to have sufficient funds to cover anticipated expenses through dissolution of the Company and a reserve for unexpected liabilities. In connection with the Arrangement, the Company intends to apply to cease to be a reporting issuer in Canada and the United States and to apply to have the Common Shares delisted from the TSXV, thereby reducing the administrative and financial burdens (and associated costs) with remaining a reporting issuer. Further, unaffiliated Shareholders will receive the Consideration following completion of the Arrangement without having to wait for the completion of the 2022 Plan of Liquidation.
The Purchaser Group and the Purchaser did not consider any other form of transaction because the Purchaser Group and the Purchaser believed that structuring the transaction as an Arrangement was the most direct and effective way to acquire all of the outstanding Common Shares, other than the Common Shares held by the Purchaser, for the Consideration.

Position of the Purchaser Group and the Purchaser as to Fairness of the Arrangement
Under the SEC rules governing “going private” transactions, the Purchaser Group and the Purchaser are required to express their beliefs as to the fairness of the Arrangement to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the U.S. Exchange Act. The Purchaser Group and the Purchaser are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the U.S. Exchange Act. The views of the Purchaser Group and the Purchaser should not be construed as a recommendation to any Shareholder as to how that Shareholder should vote on the proposal to adopt the Arrangement Agreement and approve the Arrangement.
The Purchaser Group and the Purchaser did not participate in the deliberations of the Special Committee regarding, or receive advice from the Company’s or the Special Committee’s legal or financial advisors as to, the substantive and procedural fairness of the Arrangement to the Company’s unaffiliated Shareholders, nor did the Purchaser Group and the Purchaser undertake any independent evaluation of the fairness of the Arrangement to the Company’s unaffiliated Shareholders, or engage a financial advisor for such purposes. In that respect, the Purchaser Group and the Purchaser adopted the analysis of the Board. The Purchaser Group and the Purchaser believe, however, that the Arrangement is substantively and procedurally fair to the Company’s unaffiliated Shareholders based on the following factors, among others:
•
Accelerating and Maximizing Cash Payment – The Arrangement is expected to maximize the amount of cash that will be paid to Shareholders with respect to their Common Shares as the Company continues with its 2022 Plan of Liquidation and to result in Shareholders receiving cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Following completion of the Arrangement, the Company will be able to continue to exist as a private company until ultimate dissolution pursuant to the 2022 Plan of Liquidation without the obligations and related expenses of compliance with public company reporting requirements under applicable Securities Laws.

•
Required Shareholder Approval - The Arrangement Resolution requires approval of (i) at least 66 2⁄3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” for more information.

•
All-Cash Consideration - The Consideration consists solely of cash, providing Shareholders with certainty of value and immediate liquidity upon consummation of the Arrangement, particularly in light of the relatively limited trading volume of the Common Shares.

•
Ability to Solicit and Respond to Acquisition Proposals Terms of the Arrangement – Under the terms of the Arrangement Agreement, the Board will remain able to solicit and respond to any Acquisition Proposals and to terminate the Arrangement Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders.

•
Premium to Shareholders - The Consideration represents an approximate premium of 87% and 133.3% over the closing price of the Common Shares on the TSXV on (i) the last trading day prior to the public announcement of the Purchaser’s non-binding offer to acquire the Company and (ii) the last trading day prior to the Purchaser filing the Initial Purchaser Early Warning Report on November 13, 2023, respectively.

•
Fairness Opinion - The Fairness Opinion from Haywood concluded that, subject to and based on the considerations, assumptions and limitations described therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders (other than the Purchaser). The Purchaser Group and the Purchaser adopted Haywood’s analysis and conclusion as their own.

•
Negotiated Transaction - The Arrangement Agreement is the result of negotiations between the Purchaser Group and the Purchaser and the Company which includes reasonable terms and conditions in the judgement of the Purchaser Group and the Purchaser with the advice of its legal advisors.

•
Dissent Rights – The terms of the Plan of Arrangement provide that Registered Shareholders as of the Record Date who oppose the Arrangement, may upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive fair value for their Common Shares, as described in the Plan of Arrangement.

In the course of reaching its determination as to the fairness of the Arrangement to the Company’s Shareholders who are not affiliated with it, the Purchaser Group and the Purchaser also considered a variety of risks and other countervailing factors related to the Arrangement Agreement and Arrangement, including the following:
•	the risks to the Company and the Shareholders if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement;
•	the fact that if the Arrangement Agreement is terminated under certain circumstances, the Company must pay the Expense Fee to the Purchaser as set forth in the Arrangement Agreement;
•	the right of the Parties to terminate the Arrangement Agreement under certain circumstances;
•	risks related to potential claims against the Purchaser or the Company; and
•	the fact that the disposition of Common Shares pursuant to the Arrangement will be a taxable transaction for most Shareholders.
In making its determination as to the substantive fairness of the Arrangement to the unaffiliated Shareholders, the Purchaser Group and the Purchaser did not consider the prices paid by the Company or the Purchaser for past purchases of the Common Shares since such purchases were made at then-current trading prices of the Common Shares and do not reflect the Company’s present market value. Further, the Purchaser Group and the Purchaser expect that the consideration being offered to the Shareholders will be approximately equal to the cash value per Common Share, less an amount needed for payment after completion of the Arrangement of all current and expected liabilities and that such amount per share is greater than the amount per share that Shareholders would receive if the Company continued to exist until dissolution pursuant to the 2022 Plan of Liquidation subject to public company reporting requirements with applicable Securities Laws.
In making its determination as to the substantive fairness of the Arrangement to the unaffiliated Shareholders, the Purchaser Group and the Purchaser considered the likelihood of the Company to complete other potential transactions with other acquirors.
The foregoing discussion of the information and factors considered and given weight by the Purchaser Group and the Purchaser in connection with the fairness of the Arrangement is not intended to be exhaustive but includes all material factors considered by the Purchaser Group and the Purchaser. The Purchaser Group and the Purchaser did not find it practicable to, and did not, quantify or otherwise assign relative weights to the individual factors considered in reaching its conclusions as to the fairness of the Arrangement. Rather, the fairness determinations were made after consideration of all of the foregoing factors as a whole.
Plans for the Company After the Arrangement
For the Purchaser Group and the Purchaser, the primary purpose of the Arrangement is to maximize cash that will be paid to Shareholders as the Company carries out the 2022 Plan of Liquidation and to provide Shareholders with cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Upon completion of the Arrangement, the Purchaser Group and the Purchaser expect the Company to have sufficient funds to cover anticipated expenses through dissolution of the Company and a reserve for unexpected liabilities. Following the Arrangement, the Company intends to apply to have the Common Shares delisted on the TSXV and to cease to be a reporting issuer under applicable Securities Laws, thereby reducing the administrative and financial burdens (and associated costs) associated with remaining a reporting issuer. Further, unaffiliated Shareholders will receive the Consideration following completion of the Arrangement without having to wait for the completion of the 2022 Plan of Liquidation.
Certain Effects of the Arrangement
Following the consummation of the Arrangement, the registration of the Common Shares under the U.S. Exchange Act will be terminated. Due to this termination, the Company will no longer be required to file annual, quarterly and current reports with the SEC. Moreover, the Company will no longer be subject to the requirement to furnish proxy statements in connection with meetings of Shareholders pursuant to Section 14(a) of the U.S. Exchange Act and the related requirement under the U.S. Exchange Act to furnish an annual report to Shareholders. Similarly, the Company will make an application to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada. Following acceptance of such application, the Company will cease to have public reporting obligations under Securities Laws.
The Common Shares are currently registered under the U.S. Exchange Act and are traded on the TSXV under the trading symbol “TRL.H”. As a result of the Arrangement, the Company will be a privately held corporation and there will be no public market for the Common Shares. After completion of the Arrangement, (i) the Purchaser will hold 100% of the outstanding Common Shares and (ii) the Common Shares will cease to be quoted on the TSXV.
Plan of Arrangement
The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement, attached as Annex E to this Circular.
Commencing at the Effective Time, each of the events set out below shall occur and be deemed to occur in the following sequence, without any further Authorization, act or formality, in each case:
(a)
the Common Shares held by Dissenting Holders in respect of which Dissent Rights have been validly exercised shall be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for the right to be paid the fair value of their Common Shares by the Purchaser in accordance with Article 3 of the Plan of Arrangement, and:

i.
such Dissenting Holders shall cease to be the holders of such Common Shares and to have any rights as holders of such Common Shares, other than the right to be paid the fair value for such Common Shares as set out in the Plan of Arrangement;

ii.	such Dissenting Holders’ names shall be removed as the holders of such Common Shares from the register of Common Shares maintained by or on behalf of the Company; and
iii.
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares, free and clear of all Liens, and shall be entered as the registered holder of such Common Shares in the registers of Common Shares maintained by or on behalf of the Company;

(b)
each Common Share outstanding immediately prior to the Effective Time, other than Common Shares held by the Purchaser or any Dissenting Holder who has validly exercised such holder’s Dissent Right, shall, without any further action by or on behalf of a holder of Common Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration for each Common Share, and:

i.
the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares, other than the right to be paid the Consideration per Common Share in accordance with the Plan of Arrangement;

ii.	such holders’ names shall be removed from the register of the Common Shares maintained by or on behalf of the Company; and
iii.
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares maintained by or on behalf of the Company.

Common Shares
On the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived, each Common Share outstanding, other than Dissent Shares or Common Shares held by the Purchaser, shall be deemed assigned and transferred without any further act or formality by the holders thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration per Common Share, and such holders shall cease to have any rights as holders of such Common Shares other than the right to be paid the Consideration per share, the names of such holders shall be removed from the applicable register of Shareholders, and Purchaser shall be deemed the transferee of such Common Shares and entered in the register of the Common Shares maintained by or on behalf of the Company.

Procedure for Exchange of Shares
Letter of Transmittal
The Letter of Transmittal has been sent to Registered Shareholders with this Circular. The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. Registered Shareholders (other than the Dissenting Holders and the Purchaser) can obtain additional copies of the Letter of Transmittal by contacting the Depositary, by calling toll-free at 1-866-600-5869 or by email at tsxtis@tmx.com.
Each Registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying share certificate(s) or DRS advice(s) in order to receive the Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Registered Shareholders complete, sign and return the Letter of Transmittal with accompanying share certificate(s) or DRS advice(s) to the Depositary as soon as possible. All deposits of Common Shares made under a Letter of Transmittal are irrevocable. In the event the Arrangement is not consummated, the Depositary will promptly return any share certificate(s) or DRS advice(s) that have been deposited. Any use of the mail to transmit a share certificate (if applicable) and a related Letter of Transmittal is at the risk of the Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.
Whether or not Shareholders forward the share certificate(s) or DRS advice(s), as applicable, upon completion of the Arrangement on the Effective Date, Shareholders will cease to be Shareholders of the Company and will only be entitled to receive the Consideration to which they are entitled under the Arrangement or, in the case of Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Common Shares in accordance with the Dissent Procedures. See “Dissent Rights”.
The instructions for depositing such share certificate(s) or DRS advice(s), as applicable, with the Depositary are set out in the Letter of Transmittal. The Letter of Transmittal provides instructions with regard to lost share certificates. The Letter of Transmittal is available on SEDAR+ at www.sedarplus.ca.
Where Common Shares are evidenced only by a DRS advice, there is no requirement to first obtain a certificate for those Common Shares or deposit with the Depositary any share certificate evidencing the Common Shares. Only a properly completed and duly executed Letter of Transmittal accompanied by the applicable DRS advice(s) is required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.
Registered Shareholders will not actually receive their Consideration until the Arrangement is completed and they have returned their properly completed documents, including the Letter of Transmittal and share certificates or DRS advices, if applicable, to the Depositary.
The exchange of Common Shares for the Consideration in respect of Beneficial Shareholders is expected to be made with the Beneficial Shareholder’s Intermediary account through the procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediary. Beneficial Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive payment for their Common Shares as soon as possible following completion of the Arrangement.
Exchange Procedure
Prior to the Effective Time, the Purchaser shall deliver or arrange to be delivered to the Depositary sufficient funds to satisfy the aggregate Consideration payable to Shareholders pursuant to the Arrangement, which funds will be held by the Depositary as agent and nominee for Shareholders prior to distribution to such Shareholders under Article 4 of the Plan of Arrangement.
In the case of Registered Shareholders, delivery of funds representing the Consideration to Registered Shareholders will occur as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about March 28, 2024. Assuming due delivery of the required documentation, including the applicable share certificate(s) or DRS advice(s) representing such holder’s Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of the funds representing the Consideration to which such Registered Shareholder is entitled (pursuant to the Plan of Arrangement) by first class mail, at the offices of the Depositary or by wire transfer.
If you are a Beneficial Shareholder holding your Common Shares through an Intermediary, then you are not required to take any action and the Consideration that you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.
Any exchange or transfer of Common Shares pursuant to the Plan of Arrangement will be free and clear of any Liens or other claims of third parties of any kind.
No Shareholder will be entitled to receive any consideration or entitlement with respect to their Common Shares, other than any consideration or entitlement to which such Shareholder is entitled to receive under Section 2 of the Plan of Arrangement and the other terms of the Plan of Arrangement and, for greater certainty, no such Shareholder will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any dividends declared prior to the Effective Date that have not been paid.
Entitlement to Cash Consideration
In any case where the aggregate Consideration payable to a particular Shareholder under the Arrangement would include a fraction of a cent, the cash consideration payable will be rounded down to the next whole cent.
Return of Shares
If the Arrangement is not completed, the Letter of Transmittal will be of no effect and the Depositary will return any share certificates or DRS advices representing the deposited Common Shares to the holders thereof as soon as practicable at the address specified in the Letter of Transmittal.
Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with such Person’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a surety bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct and indemnify the Purchaser, the Depositary and the Company in a manner satisfactory to the Purchaser, the Depositary and the Company, acting reasonably, against any claim that may be made against the Purchaser and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.
Cancellation of Rights
Until surrendered, each share certificate or DRS advice that immediately prior to the Effective Time represented Common Shares will be deemed after the Effective Time to represent only the right to receive upon such surrender the consideration to which the holder is entitled to receive in lieu of such share certificate or DRS advice as contemplated in Section 4.1 of the Plan of Arrangement, less any amounts withheld. Any such share certificate or DRS advice formerly representing Common Shares not duly surrendered on or before the third anniversary of the Effective Date will cease to represent a claim or interest of any nature whatsoever and will be deemed to have been surrendered to the Purchaser or any successors and will be cancelled. On such date, any consideration held by the Depositary for such Former Shareholder shall be deemed to have been surrendered by the Former Shareholder to the Purchaser and shall be paid by the Depositary to the Purchaser. None of the Company or Purchaser, or any of their respective successors, will be liable to any person in respect of any Consideration (including any Consideration previously held by the Depositary for any such Former Shareholder) which is forfeited or surrendered to the Company or Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.
Withholding Rights
The Purchaser, the Company or the Depositary will be entitled to deduct and withhold from the Consideration payable or otherwise deliverable under the Plan of Arrangement such amounts as the Purchaser, the Company or the Depositary may be required or reasonably believe to be required to deduct and withhold therefrom with respect to any provision of any applicable law in respect of Taxes. To the extent that amounts are so withheld, deducted and remitted, such amounts will be treated for all purposes hereof as having been paid to the Person to whom such amounts would otherwise have been paid.

Projected Financial Information
Financial projections prepared by management were made available to the Board, the Special Committee, the committee’s counsel, and Haywood. The projection for a going-private scenario consisted of estimates of the costs that the Company expected to incur through the completion of the Arrangement (assumed at the time the estimates were prepared to be the end of February), the costs that would be incurred in completing the Arrangement, interest to be earned through completion on the Company’s cash deposits, certain office sublease revenues, and post-completion costs for maintaining the Company through the expiration of the TINZ Indemnity obligations in May 2028, as well as a reserve for contingent liabilities. Management prepared a complementary projection of costs assuming that the Company would remain a public reporting entity through the expiration of the TINZ Indemnity obligations, after which it would dissolve. The financial projections made available to the Board, the Special Committee, the Special Committee’s counsel, and Haywood were as follows:
Cash Forecast
Amounts in USD 000’s
	Private scenario		Public scenario
Cash as of 9/30/2023	$9,308	Cash as of 9/30/2023	$9,308
Q3 costs payable	(155)	Q3 costs payable	(155)
Total payroll through 2/28/2024 incl. severance	(1,342)	Total payroll through 12/31/2023 incl. severance	(992)
Interest and sublease income through 2/28/2024	240	Interest and sublease income through 2/28/2024	240
Total other costs through 2/28/2024	(142)	Total other costs through 12/31/2023	(106)
Total estimated transaction costs(1)	(600)	Total estimated transaction costs	—
Salaries through 2028	—	Salaries through 2028	(2,287)
Professional fees through 2028	(408)	Professional fees through 2028	(2,106)
General and administrative/office through 2028	(301)	General and administrative/office through 2028	(665)
Reserve for potential liabilities	(600)	Reserve for potential liabilities	(600)
Potential cash balance	$6,000	Potential cash balance	$2,637
(1)
Total estimated transaction costs consist of legal, accounting and financial advisor fees, as well as regulatory filing fees and costs associated with conducting the Special Meeting. Management originally advised the Board, the Special Committee, counsel to the Special Committee and Haywood that these fees would total $490,000 but it raised the estimated cost as shown above, and so informed the Board, the Special Committee, counsel to the Special Committee and Haywood prior to the time that the Purchaser agreed to present an offer of $0.07 per Common Share.

The Special Committee permitted Haywood to use and rely on the foregoing financial projections for purposes of its financial analyses and opinion summarized under “Special Factors - Opinion of Haywood”. The financial projections may not be appropriate for other purposes. These financial projections are being included in this Circular not to influence your decision whether to vote for or against the proposal to adopt the Arrangement Agreement, but because these financial projections were made available to the Board, the Special Committee, the committee’s counsel, and Haywood.
In addition, since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, there can be no assurance that the projected results will be realized or that actual results will not be higher or lower than projected.
The financial projections do not take into account any circumstances or events occurring after the date they were prepared, and, except as may be required in order to comply with applicable Securities Laws, the Company does not intend to update, or otherwise revise, the financial projections, or the specific portions presented, to reflect circumstances existing after the date when they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.
The financial projections were not prepared with a view toward public disclosure, soliciting proxies or complying with GAAP, the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. Neither Grant Thornton LLP, the Company’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the accompanying financial projections, and, accordingly, neither Grant Thornton LLP nor any other public accounting firm expresses an opinion or any other form of assurance with respect to such projections.

Financing
We expect that the professional fees and other expenses required to complete the Arrangement and related transactions will be approximately US$0.6 million. See “Fees and Expenses” for a description of the fees and expenses expected to incur in connection with the transaction. The Purchaser’s obligations under the Arrangement Agreement are not subject to any conditions regarding the Purchaser’s ability to obtain financing for the Consideration to be paid pursuant to the Arrangement.
Interests of the Company’s Directors and Executive Officers in the Arrangement
In considering the recommendation of the Board that you vote in favour of the Arrangement Resolution, you should be aware that aside from their interests as Shareholders of the Company, the Company’s directors and executive officers have interests in the Arrangement that are different from, or in addition to, those of other Shareholders of the Company generally. In particular, the Purchaser is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company (see “Canadian Securities Law Maters – Multilateral Instrument 61-101”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The members of the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Arrangement Agreement and the Arrangement and in making its recommendations to the Board, which was also aware of and took into account these interests, among other matters, when making its recommendation to the Shareholders to vote for the Arrangement Resolution. Mr. Stanton, in his capacity as a director of the Company, did not participate in Board discussions regarding the Purchaser's offer and Mr. Stanton recused himself from the vote of the Board on the Arrangement and related matters. See “Special Factors – Background of the Arrangement” beginning on page 8, and “Special Factors – Recommendation of the Special Committee; Reasons for the Arrangement; Recommendation of the Board; and Fairness Opinion” beginning on page 11.
The Shareholders should take these interests into account in deciding whether to vote “FOR” the Arrangement Resolution.
Purchaser
Upon completion of the Arrangement, the Company will be owned by the Purchaser, which is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company who resigned from the Board effective December 23, 2022. To the knowledge of the Company after reasonable inquiry, as of the Record Date, the Purchaser owns an aggregate of 16,908,563 Common Shares of the Company, representing an aggregate of approximately 19.1% of the outstanding Common Shares.
Indemnification/Insurance
The Company’s Articles provide for indemnification of directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the Arrangement Agreement, the Purchaser will, or will cause the Company to, maintain the Company’s “tail” policy of directors and officers’ liability insurance as it exists on the date of the Arrangement Agreement without any reduction in scope or coverage through May 20, 2028. The indemnification and insurance provisions in the Arrangement Agreement are further described in the section entitled “The Arrangement Agreement - Covenants - Covenants Relating to Insurance and Indemnification” on page 56.
Compensation of the Special Committee
The Special Committee consists of two independent members of the Board: Mark Kroloff and Andrew Davies. Messrs. Kroloff and Davies are not receiving compensation for their service on the Special Committee beyond the compensation that they receive as directors of the Company.
Fees and Expenses
Whether or not the Arrangement is consummated, all fees and expenses incurred in connection with the Arrangement will be paid by the Party incurring those fees and expenses, except that the Company will pay the costs of printing and mailing this Circular and the Schedule 13E-3 and all SEC filing fees with respect to the Arrangement.

Additionally, if the Arrangement Agreement is terminated under certain circumstances, the Company must pay the Expense Fee to the Purchaser. Total fees and expenses incurred or to be incurred by the Company in connection with the Arrangement are estimated at this time to be as follows:
Estimated Amount To Be Paid (In US$)
Legal, accounting and other professional fees	450,000
Financial advisory fee and expenses	100,000
SEC registration fee, printing and mailing costs, transfer agent fees and other administrative costs	50,000
Total	600,000
Anticipated Accounting Treatment of the Arrangement
The Arrangement will be accounted for in accordance with GAAP and will constitute a change of control under same.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ARRANGEMENT
The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Arrangement Agreement and the Arrangement. These questions and answers may not address all questions that may be important to you as a Shareholder of the Company. Please refer to the more detailed information contained elsewhere in this Circular, the annexes to this Circular and the documents referred to or incorporated by reference in this Circular.
Q:	What will I receive in the Arrangement?
A:
If the Arrangement is completed and you do not properly exercise your Dissent Rights, you will be entitled to receive US$0.07 in cash, without interest, for each Common Share that you own. You will not be entitled to receive shares in the surviving corporation.

Q:	When and where is the Special Meeting?
A:
The Company will conduct the Special Meeting in a virtual-only format via live webcast at 9:30 a.m. (Pacific Time) on March 25, 2024. You will be able to attend the meeting online at https://virtual-meetings.tsxtrust.com/en/1580 (password: trilogy2024 (case sensitive)).

Q:	What matters will be voted on at the Special Meeting?
A:	You will be asked to vote on the following proposals:
•	to adopt the Arrangement Agreement; and
•	to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
Q:	Who can attend and vote at the Special Meeting and what is the quorum for the Special Meeting?
A:
Registered Shareholders and duly appointed proxy holders can participate in the online Special Meeting and vote and ask questions at the appropriate times during the Special Meeting. A quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 20% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting.

Q:	How does the Board recommend that I vote?
A:
Based in part on the unanimous recommendation of the Special Committee, the Board (other than John W. Stanton, who recused himself from the vote of the Board) recommends unanimously that our Shareholders vote:

•	“FOR” the adoption of the Arrangement Agreement and approval of the Arrangement.
You should read “Recommendation of the Special Committee; Reasons for the Arrangement; and Recommendation of the Board” beginning on page 11 for a discussion of the factors that the Special Committee and the Board (with John W. Stanton recusing himself) considered in deciding to recommend and/or approve, as applicable, the Arrangement Agreement. See also “Interests of the Company’s Directors and Executive Officers in the Arrangement” beginning on page 25.
Q:	What effects will the Arrangement have on the Company?
A:	Our Common Shares are currently registered under the U.S. Exchange Act and are traded on the TSXV under the trading symbol “TRL.H”.
Following the consummation of the Arrangement, all the Common Shares will be owned by the Purchaser. It is anticipated that the registration of the Common Shares and our reporting obligations with respect to the Common Shares under the U.S. Exchange Act will be terminated upon application to the SEC. Similarly, it is anticipated that the Company will apply to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada and that it will cease to have public reporting obligations under Securities Laws following completion of the Arrangement. In addition, the Company intends to apply to the TSXV to have its Common Shares delisted following completion of the Arrangement.

Q:	How will I know when the Arrangement will be implemented?
A:
Assuming that the Final Order is granted on March 27, 2024, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about March 28, 2024 and, in any event, within two Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement.

The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Shareholder approval at the Special Meeting or applicable regulatory approvals.
Q:	What will happen if the Arrangement is not consummated?
A:
If the Arrangement is not consummated for any reason, the Shareholders will not receive any payment for their Common Shares in connection with the Arrangement. Instead, it is expected the Company will remain a public company until its dissolution pursuant to the 2022 Plan of Liquidation, which will occur after the TINZ Indemnity expires in May 2028, or earlier if the TINZ Indemnity is resolved. The Common Shares will continue to be listed and traded on the TSXV.

Q:	What do I need to do now?
A:
We urge you to read this Circular carefully, including its annexes and the documents referred to as incorporated by reference in this Circular, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Arrangement affects you.

Registered Shareholders may deposit a proxy that nominates a Person or entity to represent the Shareholder at the Special Meeting.
All proxies or alternative forms of proxy must be completed properly and signed, and deposited at the office of the Company’s registrar and transfer agent (TSX Trust) indicated on the enclosed envelope for receipt not later than 9:30 a.m. (Pacific Time) on March 21, 2024 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting.
Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to attend the Special Meeting or have someone else attend on their behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or their nominee the right to attend and vote at the Special Meeting.
Q:	Should I send in my stock certificates or other evidence of ownership now?
A:
We encourage Registered Shareholders to complete, sign, date and return the enclosed Letter of Transmittal, together with their certificate(s) or DRS advice(s) representing their Common Shares (if applicable) in accordance with the instructions set out in the Letter of Transmittal, as soon as possible, as this will assist in arranging for the prompt exchange of their Common Shares for the Consideration if the Arrangement is completed. If you are a Beneficial Shareholder and your Common Shares are held in “street name” by your broker, bank or other Intermediary, you may receive instructions from your broker, bank or other Intermediary as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the per share Consideration.

Where Common Shares are evidenced only by a DRS advice, there is no requirement to first obtain a share certificate for those Common Shares. Only a properly completed and duly executed Letter of Transmittal and the applicable certificate(s) or DRS advice(s) are required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.
Do not send your Letter of Transmittal and share certificate(s)/DRS advice(s) to the Company. Please follow the instructions set out in the Letter of Transmittal.

Q:	When can I expect to receive the Consideration for my Common Shares?
A:
Assuming completion of the Arrangement, if you hold your Common Shares through an Intermediary, then you are not required to take any action and the Consideration you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) or similar entities and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.

In the case of Registered Shareholders, delivery of funds representing the Consideration to Registered Shareholders will occur as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about March 28, 2024. Assuming due delivery of the required documentation to the Depositary, including the applicable certificates or DRS advices representing the Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of funds representing the Consideration to which the Registered Shareholder is entitled by first class mail or by wire transfer.
Q:	Can I revoke my proxy and voting instructions?
A:
Yes. A proxy may be revoked by written notice to the corporate secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending virtually and voting at the Special Meeting and voting.

Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other Intermediary to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other Intermediary to revoke your voting instructions.
Q:	What happens if I sell my Common Shares before completion of the Arrangement?
A:
If you transfer your Common Shares before completion of the Arrangement, you will have transferred your right to receive the Consideration in the Arrangement. In order to receive the Consideration, you must hold your Common Shares through completion of the Arrangement.

The Record Date for Shareholders entitled to vote at the Special Meeting is earlier than the date on which the Arrangement will be consummated. So, if you transfer your Common Shares after the Record Date but before the Special Meeting, you will have transferred your right to receive the Consideration in the Arrangement, but retained the right to vote at the Special Meeting.
Q:	Are there risks I should consider in deciding whether to vote for the Arrangement Resolution?
A:
Yes. Shareholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: (i) there can be no certainty that all conditions precedent to the Arrangement will be satisfied; (ii) the market price of the Common Shares may be materially adversely affected if the Arrangement is not completed; (iii) the Arrangement Agreement may be terminated in certain circumstances; (iv) the completion of the Arrangement is uncertain and the Company will incur costs even if the Arrangement is not completed, including in certain circumstances, the Expense Fee; (v) directors and officers of the Company have interests in the Arrangement that may be different from those of Shareholders generally; (vi) the Purchaser and the Company may be the targets of legal claims, securities class actions, derivative lawsuits and other claims; (vii) the relative trading price of Common Shares prior to the Effective Date may be volatile; (viii) the Shareholders will no longer have any rights or interest in the Company following the completion of the Arrangement; (ix) the Purchaser may not carry out the 2022 Plan of Liquidation; and (x) there are tax consequences in respect of the Arrangement. See “Risks Related to the Arrangement” in this Circular.

Q:	What are the U.S. income tax consequences of the Arrangement?
A:
For a summary of certain material U.S. federal income tax consequences of the Arrangement, see “Material U.S. Federal Income Tax Consequences of the Arrangement” in this Circular. Such summary is not intended to be legal or tax advice to any particular Shareholders. Shareholders should consult their own tax and investment advisors with respect to their particular circumstances.

Q:	What are the Canadian income tax consequences of the Arrangement?
A:	For a summary of certain material Canadian federal income tax consequences of the Arrangement, see “Material

Canadian Federal Income Tax Consequences of the Arrangement” in this Circular. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.
Q:	Am I entitled to Dissent Rights?
A:
Registered Shareholders as of the Record Date are entitled to dissent from the Arrangement Resolution in the manner provided in Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement, the Interim Order, and the Final Order. A Registered Shareholder as of the Record Date who wishes to dissent must ensure that: (a) a notice of dissent is received by the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com by no later than 5:00 p.m. (Pacific Time) on March 21, 2024 (or by 5:00 p.m. (Pacific Time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened); and (b) the notice otherwise strictly complies with the Dissent Procedures.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Certain statements and information contained herein are not based on historical facts and constitute forward-looking information within the meaning of Canadian and United States Securities Laws. Such information includes estimates, forecasts and statements with respect to, among other things: the Arrangement; anticipated timing for holding the Special Meeting; the intentions, plans and future actions of the Purchaser Group, the Purchaser and the Company; potential benefits, risks and effects of the Arrangement; our ability to consummate the Arrangement on the terms of the Arrangement Agreement; the likelihood of the Arrangement being completed; the timing for the completion of the Arrangement; statements made in, and based upon, the Fairness Opinion; receipt of necessary approvals including Court, Shareholder, stock exchange, regulatory and other third-party approvals; de-listing from the TSXV and de-registering from the U.S. Exchange Act; the Purchaser Group’s and the Purchaser’s purposes for the Arrangement; the Purchaser Group’s and the Purchaser’s position as to fairness of the Arrangement; financial projections and forecasts; funds required to complete the Arrangement; statements relating to the existence and future activities of the Company and the Purchaser following consummation of the Arrangement including the assets, corporate and capital structure, capitalization, operations, and personnel of the Company; the future strategy, structure, and business prospects of the Company; the Company’s ability to conserve cash; and reductions in costs and whether and how long the Company’s existing working capital and cash flows will be sufficient to fund its operations. Forward-looking statements are provided to help readers understand the Company’s views of its short and longer term prospects. Forward-looking information can typically be identified by words and phrases about the future such as “outlook”, “may”, “estimates”, “intends”, “believes”, “plans”, “anticipates” and “expects”. Forward-looking statements are not promises or guarantees of future performance; they represent the Company’s current views and may change significantly. Readers are cautioned that forward-looking statements may not be appropriate for other purposes. The Company assumes no obligation to update or revise forward-looking information contained herein, unless required to do so by Securities Laws. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 are not available to statements made in connection with a going private transaction.
The forward-looking information contained herein is based on a number of assumptions which could prove to be significantly incorrect. Such assumptions include: the ability of the Company to receive, in a timely manner and on satisfactory terms, the necessary Court, Shareholder, stock exchange and regulatory approvals and consents; and the ability of the Parties to satisfy in a timely manner the conditions to the completion of the Arrangement.
Although management of the Company believes that the assumptions made and the expectations represented by such statements are reasonable, there can be no assurance that forward-looking information herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking information contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: non-completion of the Arrangement for any reason, including the Company’s failing to receive, in a timely manner and on satisfactory terms, the necessary Court, Shareholder, stock exchange and regulatory approvals or consents or the inability of the Parties to satisfy in a timely manner the other conditions to the completion of the Arrangement; general business, economic, competitive, political, regulatory and social uncertainties; risks related to factors beyond the control of the Purchaser or the Company; regulatory requirements; risks related to certain directors and executive officers of the Company having interests in the Arrangement that are different from other Shareholders; risks relating to the fact that the Arrangement Agreement contains provisions that could discourage a competing acquiror of the Company; risks that the Purchaser may not carry out the 2022 Plan of Liquidation; the risk factors otherwise described in this Circular; and the risks set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Readers are cautioned not to place undue reliance on forward-looking information due to the inherent uncertainty thereof.

RISK FACTORS
In evaluating the Arrangement, Shareholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company, may also adversely affect the Company and completion of the Arrangement. The risk factors should be considered in conjunction with the other information included in this Circular, including certain sections of documents publicly filed.
Risks Related to the Arrangement
The completion of the Arrangement is subject to conditions precedent
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside of the Company’s and the Purchaser’s control, including receipt of the Final Order and the Required Shareholder Approval.
In addition, the completion of the Arrangement is conditional on, among other things, no Material Adverse Effect having occurred.
There can be no certainty, nor can the Company or the Purchaser provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or if satisfied or waived, when they will be satisfied or waived; accordingly, the Arrangement may not be completed.
The market price of the Common Shares may be materially adversely affected in certain circumstances
If, for any reason, the Arrangement is not completed or its completion is materially delayed and/or the Arrangement Agreement is terminated, the market price of the Common Shares may be materially adversely affected and decline to the extent that the current market price of the Common Shares reflects a market assumption that the Arrangement will be completed. Depending on the reasons for terminating the Arrangement Agreement, the Company’s financial condition could also be subject to various material adverse consequences, including as a result of paying the Expense Fee under circumstances set forth in the Arrangement Agreement.
The Arrangement Agreement may be terminated in certain circumstances
The Company and the Purchaser each have the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of completion of the Arrangement, to terminate the Arrangement Agreement. Accordingly, there can be no certainty, nor can the Company or Purchaser provide any assurance that the Arrangement Agreement will not be terminated prior to the completion of the Arrangement. In addition, if the Arrangement is not completed by the Outside Date, the either Party may terminate the Arrangement Agreement. If the Arrangement Agreement is terminated in certain circumstances, the Company will be required to pay the Expense Fee to the Purchaser.
If the Arrangement Agreement is terminated, there is no assurance that the Board will be able to find a party willing to pay an equivalent or greater price than the Consideration to be paid pursuant to the terms of the Arrangement Agreement.
The completion of the Arrangement is uncertain and the Company will incur costs even if the Arrangement is not completed
As the Arrangement is dependent upon, among other things, the Final Order, the Required Shareholder Approval and other conditions, its completion is uncertain. If the Arrangement is not completed for any reason, the market price of Common Shares may be adversely affected. Moreover, the dedication of substantial resources of the Company to the completion of the Arrangement could have a negative effect on the Company’s business, results of operations or prospects.
In addition, certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by the Company and the Purchaser even if the Arrangement is not completed. The Parties are each liable for their own costs incurred in connection with the Arrangement. If the Arrangement is not completed, the Company may be required to pay the Purchaser the Expense Fee. See “The Arrangement Agreement – Termination of Arrangement Agreement” in this Circular.

Directors and officers of the Company have interests in the Arrangement that may be different from those of Shareholders generally
In considering the recommendation of the Board with respect to the Arrangement, Shareholders should be aware that certain members of the Company’s management and the Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. In particular, the Purchaser is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company. See “Special Factors – Interests of Directors and Executive Officers” and “Canadian Securities Law Maters – Multilateral Instrument 61-101”.
The Purchaser and the Company may be the targets of legal claims, securities class action, derivative lawsuits and other claims
The Purchaser and the Company may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Arrangement from being completed. Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into an agreement to acquire a public company or to be acquired. Third parties may also attempt to bring claims against the Purchaser or the Company seeking to restrain the Arrangement or seeking monetary compensation or other redress. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources and may delay or prevent the Arrangement from being completed. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Arrangement, then that injunction may delay or prevent the Arrangement from being completed.
Additionally, the Company may become subject to potential claims that arise in connection with TINZ Indemnity until such obligations expire in May 2028. Any claims made under the TINZ Indemnity could lead to significant financial liabilities. While we endeavor to mitigate these risks, such claims, whether valid or not, could result in considerable legal expenses, divert management’s attention, and potentially materially impact the Company’s financial condition.
The relative trading price of the Common Shares prior to the Effective Date may be volatile
Market assessments of the benefits of the Arrangement and the likelihood that the Arrangement will be consummated may impact the volatility of the market price of the Common Shares prior to the consummation of the Arrangement.
Rights of Shareholders after the Arrangement
Following the completion of the Arrangement, Shareholders (other than the Purchaser) will no longer hold Common Shares and will no longer have an interest in the Company, or its assets. In the event that the value of the Company’s assets or business, prior, at or after the Effective Date, exceeds the implied value of the Company under the Arrangement, the Shareholders will not be entitled to additional consideration for their Common Shares.
After the Arrangement, the Purchaser will control whether the 2022 Plan of Liquidation is completed
In 2022, the Company adopted the 2022 Plan of Liquidation, and made certain distributions of cash to holders of its Common Shares pursuant to such plan. The Company took the position that, for U.S. federal income tax purposes, such distributions were not dividends (subject to applicable dividend taxes), but rather liquidating distributions, for which a U.S. holder could treat as a return of tax basis, to the extent thereof, and thereafter capital gain. Pursuant to the Arrangement, the Purchaser has agreed, at such time or times as it may in its sole discretion determine, to cause the Company to carry out the 2022 Plan of Liquidation. If, however, the Purchaser were to violate its covenant in the Arrangement Agreement to cause the Company to complete the 2022 Plan of Liquidation, and the Company were remained in existence, such decision could impact the U.S. federal income tax treatment of such distributions made by the Company, despite being pursuant to the 2022 Plan of Liquidation.
The Arrangement may result in a tax payable for Shareholders
The Arrangement will be a taxable transaction for most Shareholders and, as a result, taxes will generally be required to be paid by such Shareholders on any income and gains that result from receipt of the Consideration under the Arrangement. Shareholders should read “Material U.S. Federal Income Tax Consequences of the Arrangement” and “Material Canadian Federal Income Tax Consequences of the Arrangement”. Shareholders are advised to consult their own tax advisors to determine the tax consequences of the Arrangement.

The Expense Fee provided under the Arrangement Agreement may discourage other parties from attempting to acquire the Company
Under the Arrangement Agreement, the Company would be required to pay the Expense Fee if the Arrangement Agreement is terminated in certain circumstances. This Expense Fee may discourage other parties from attempting to acquire Common Shares or from making an Acquisition Proposal, even if those parties would otherwise be willing to offer greater value to the Shareholders than that offered by the Purchaser under the Arrangement.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENT
The following is a general discussion of the material U.S. federal income tax consequences of the Arrangement to U.S. holders (as defined below) of Common Shares whose shares are exchanged for cash pursuant to the Arrangement. This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. holder as a result of the Arrangement. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations promulgated under the Code, the Convention Between Canada and the United States of America With Respect to Taxes on Income and on Capital, signed 26 September 1980, as amended (the “Canada-U.S. Tax Convention”), judicial opinions and administrative rulings and published positions of the IRS, each as in effect as of the date hereof. These authorities are subject to change, possibly on a retroactive basis, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax considerations under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to the U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. No opinion of counsel or ruling from the IRS has been requested or is intended to be sought with respect to the Arrangement.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Shares that is:
•	an individual citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (i) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.
For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. This discussion does not address the U.S. federal income tax consequences of the Arrangement applicable to non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its own tax advisor regarding all U.S. federal, state, local and non-U.S. tax consequences relating to the Arrangement.
Under Section 7874 of the Code, the Company is treated as a U.S. corporation for all U.S. federal income tax purposes. Thus, although the Company is organized under the laws of Canada and will be treated as a Canadian corporation for corporate law and Canadian federal income tax purposes, it is also treated as a U.S. corporation for U.S. federal income tax purposes. As a result, the Company is subject to U.S. federal income tax on its worldwide income and also subject to Canadian income tax on its income. It is anticipated that such U.S. and Canadian tax treatment will continue indefinitely and that Common Shares will be treated indefinitely as shares in a U.S. corporation for U.S. federal income tax purposes.
This discussion applies only to beneficial owners of Common Shares who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising from the Medicare tax on net investment income. This summary also does not address tax considerations arising under any state, local or non-U.S. laws, or under United States federal estate or gift tax laws. Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a holder in light of its particular circumstances, or that may apply to a holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, controlled foreign corporations, passive foreign investment companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, holders subject to the alternative minimum tax provisions of the Code or (except to the limited extent discussed below) the federal surtax on net investment income, holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, qualified retirement plans, individual retirement accounts and other tax-deferred accounts, banks and certain other financial institutions, mutual funds, regulated investment companies, real estate investment trusts, certain expatriates, partnerships (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entities and investors therein, holders who hold Common Shares as part of a hedge, straddle, constructive sale or conversion transaction, holders who own, directly or constructively, 10% or more of the total combined voting power of Company stock, and holders who acquired their Common Shares pursuant to any employee benefit plans (including through the exercise of employee stock options or other compensation arrangements)). This discussion also does not address the U.S. federal income tax considerations applicable to U.S. holders who are (a) U.S. expatriates or former long-term residents of the U.S. subject to Section 877 of the Code, (b) persons that have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act; (c) persons that use or hold, will use or hold, or that are or will be deemed to use or hold Common Shares in connection with carrying on a business in Canada; (d) persons whose Common Shares constitutes “taxable Canadian property” under the Tax Act; or (e) persons that have a permanent establishment in Canada for the purposes of the Canada-U.S. Tax Convention.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding Common Shares, you should consult your tax advisor.
Holders of Common Shares should consult their own tax advisors as to the specific tax consequences to them of the Arrangement, including the applicability and effect of the alternative minimum tax, and any U.S. federal non-income, state, local, non-U.S. or other tax laws.
Consequences to U.S. Holders
The receipt of cash by U.S. holders in exchange for Common Shares pursuant to the Arrangement will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, non-U.S. and other tax laws.
In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for Common Shares pursuant to the Arrangement will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received (expressed in U.S. dollars) and (2) the U.S. holder’s adjusted tax basis (expressed in U.S. dollars) in such shares. A U.S. holder’s tax basis in such shares could be impacted depending on whether such amounts received in a prior-year distribution from the Company were properly treated as liquidating distributions. In 2022, the Company adopted a plan of liquidation and made distributions with respect to its Common Shares pursuant to that plan. The Company treated such distributions as in pursuance of a plan of liquidation, and thus distributions received by U.S. holders from the Company pursuant to that plan were likely treated as a return of tax basis in such Common Shares, and not as a dividend. If it is determined that such distributions were not pursuant to a plan of liquidation, a portion of such distribution would have been treated as a dividend (to the extent of the earnings and profits of the Company), and the remaining portion of such distribution would have been treated as a return of tax basis. U.S. holders should consult their tax advisors regarding each such holder’s tax basis in such holder’s Common Shares for purposes of determining a U.S. holder’s gain or loss on the receipt of cash in exchange for Common Shares pursuant to the Arrangement.
If a U.S. holder’s holding period in the Common Shares surrendered in the Arrangement is greater than one year as of the date of the Arrangement, any gain or loss generally will be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Common Shares at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares.
Gain or loss recognized by a U.S. holder on the exchange of Common Shares generally will be treated as “U.S. source” for purposes of applying the U.S. foreign tax credit rules, unless the gain is subject to tax in Canada and is resourced as “foreign source” under the Canada-U.S. Tax Convention and such U.S. holder elects to treat such gain or loss as “foreign source”.
In addition to regular U.S. federal income tax, a U.S. holder that is an individual, estate or trust and whose income exceeds certain thresholds is subject to a 3.8% Medicare tax on all or a portion of such U.S. holder’s “net investment income,” which may include all or a portion of such U.S. holder’s gain from the disposition of Common Shares. U.S. holders that are individuals, estates or trusts should consult their tax advisors regarding the applicability of the Medicare tax to gain from the disposition of Common Shares.

Receipt of Foreign Currency
The amount received by a U.S. holder in connection with the exchange of Common Shares pursuant to the Arrangement generally will be equal to the U.S. dollar value of any foreign currency received based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. holder that receives foreign currency and converts such foreign currency into U.S. dollars at a conversion rate other than the rate in effect on the date of receipt may have a foreign currency exchange gain or loss, which generally would be treated as U.S.-source ordinary income or loss. If the foreign currency received is not converted into U.S. dollars on the date of receipt, a U.S. holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Each U.S. holder should consult its tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.
Information Reporting and Backup Withholding
Payments made to holders in exchange for Common Shares pursuant to the Arrangement may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 28%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return Internal Revenue Service Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Arrangement if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.
This summary of certain material U.S. federal income tax consequences is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax consequences applicable to them in connection with the Arrangement, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.

MATERIAL CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENT
The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to a Shareholder who, at all relevant times for purposes of the Tax Act, (a) holds Common Shares, as capital property, (b) deals at arm’s length and is not affiliated with each of the Company or the Purchaser, and (c) disposes of our Common Shares pursuant to the Arrangement.
Our Common Shares generally will be considered the capital property of a Shareholder for purposes of the Tax Act unless they are held or acquired in the course of carrying on a business of trading in or dealing in securities or as part of an adventure or concern in the nature of trade.
This summary is based on the facts set out in this Circular, the provisions of the Tax Act in force as of the date prior to the date hereof, and counsel’s understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (“CRA”) published in writing as of the date prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, there is no certainty that the Tax Proposals will be enacted in the form proposed or at all. The summary does not otherwise take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action, or other changes in administrative policies or assessing practices of the CRA. This summary is not exhaustive of all possible Canadian federal income tax considerations and does not take into account any provincial, territorial or foreign income tax legislation or considerations, which may differ materially from those described in this summary.
This summary is of a general nature only and is not and is not intended to be, nor should it be construed to be, legal, business or tax advice or representations to any particular Shareholder. The tax consequences to Shareholders in connection with the Arrangement will vary according to the Shareholder’s particular circumstances. Accordingly, Shareholders should consult their own tax advisors regarding the tax considerations applicable to them having regard to their particular circumstances.
This summary does not apply to a Shareholder: (i) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act; (ii) that is a “specified financial institution”; (iii) that holds an interest which is or would be a “tax shelter” or a “tax shelter investment” each as defined in the Tax Act; (iv) that has elected to report its “Canadian tax results” as defined in the Tax Act (in a currency other than Canadian currency; (v) that has entered or will enter into, with respect to the Common Shares, a “derivative forward agreement” or a “synthetic disposition arrangement” as those terms are defined in the Tax Act; or (vii) that is exempt from tax under the Tax Act. Such Shareholders should consult their own tax advisors with respect to an investment in Common Shares. In addition, this summary does not address the tax considerations relevant to Shareholders who acquired their shares on the exercise of employee stock options or on the settlement of restricted stock units or deferred stock units. Such Shareholders should consult their own tax advisors.
Currency Conversion
For purposes of the Tax Act, all amounts relating to the disposition of Common Shares, including the adjusted cost base and proceeds of disposition with respect to the Common Shares, generally must be converted into Canadian dollars based on the relevant exchange rate as determined in accordance with the Tax Act. The amount of capital gains and losses realized by a Shareholder may be affected by fluctuations in the relevant exchange rates.
Residents of Canada
This part of the summary is applicable only to Shareholders, including Dissenting Holders who, for the purposes of the Tax Act and at all relevant times, are resident or deemed to be resident in Canada (“Resident Holders”).
A Resident Holder to whom Common Shares may not otherwise constitute capital property may be entitled in certain circumstances to elect that Common Shares be deemed to be capital property by making an irrevocable election under subsection 39(4) of the Tax Act to deem every “Canadian security” (as defined in the Tax Act) owned by such holder in the taxation year of the election and in each subsequent taxation year to be capital property. Shareholders should consult their own tax advisors regarding this election.

Disposition of Common Shares by Resident Holders
A Resident Holder whose Common Shares are exchanged for Consideration or, in the case of a Dissenting Holder, a cash payment from the Purchaser, pursuant to the Arrangement generally will be considered to have disposed of the Common Shares for proceeds of disposition equal to the Consideration or cash payment from the Purchaser, as the case may be. As a result, the Resident Holder generally will realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Resident Holder’s Common Shares immediately before the exchange. See “Taxation of Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.
Taxation of Capital Gains and Losses
Generally, a Resident Holder will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized by it in that year. A Resident Holder generally will be entitled to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses in excess of taxable capital gains for a taxation year may generally be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years to the extent and under the circumstances specified in the Tax Act. If the Resident Holder is a corporation, any such capital loss realized on the sale of a Common Share may in certain circumstances be reduced by the amount of any dividends which have been received or which are deemed to have been received on the Common Share. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, directly or indirectly through a partnership or a trust.
A Resident Holder that throughout the relevant taxation years is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) in respect of its “aggregate investment income” for the taxation year, which is defined in the Tax Act to include an amount in respect of taxable capital gains. Tax Proposals released on November 28, 2023 are intended to extend this additional tax and refund mechanism in respect of “aggregate investment income” to “substantive CCPCs” as defined in such Tax Proposals. Resident Holders are advised to consult their own tax advisors regarding the possible implications of these Tax Proposals in their particular circumstances.
Minimum Tax
Individuals, including certain trusts, may be subject to a minimum tax. Generally, capital gains realized on the disposition of Common Shares may result in a Resident Holder being liable for minimum tax. Resident Holders should consult with their own tax advisors with respect to the potential application of the minimum tax.
Non-Residents of Canada
This part of the summary is applicable to a Shareholder, including a Dissenting Holder who, for purposes of the Tax Act, and at all relevant times, (i) is not, and is not deemed to be, resident in Canada; and (ii) does not use or hold (and will not be deemed to be deemed to use or hold) the Common Shares in the course of carrying on a business in Canada, or otherwise in connection with a business carried on in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Holder that is an insurer carrying on business in Canada and elsewhere or is an “authorized foreign bank”. Such Non-Resident Holders should consult their own tax advisors.
Disposition of Common Shares by Non-Resident Holders
A Non-Resident Holder will not be subject to tax under the Tax Act in respect of any capital gain realized by the Non-Resident Holder on the disposition of the Common Shares unless the Common Shares constitute “taxable Canadian property”, as defined in the Tax Act, of the Non-Resident Holder at the time of disposition and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.
Generally, the Common Shares will not constitute taxable Canadian property of a Non-Resident Holder unless, at any time during the 60-month period immediately preceding the disposition, more than 50% of the fair market value of such shares was derived, directly or indirectly, from one or any combination of (a) real or immovable property situated in Canada, (b) “Canadian resource property” (as defined in the Tax Act), (c) “timber resource property”

(as defined in the Tax Act), or (d) options in respect of, interests in, or for civil law rights in, such properties, whether or not such property exists. Notwithstanding the foregoing, Common Shares may be deemed to be taxable Canadian property in certain circumstances specified in the Tax Act.
If the Common Shares are considered taxable Canadian property to a Non-Resident Holder, an applicable income tax treaty or convention may in certain circumstances exempt that Non-Resident Holder from tax under the Tax Act in respect of the disposition of the Common Shares. Non-Resident Holders whose Common Shares are, or may be, “taxable Canadian property” should consult their own tax advisors for advice having regard to their particular circumstances.
If the Common Shares are taxable Canadian property of a Non-Resident Holder and are not “treaty-protected property”, as defined in the Tax Act, of the Non-Resident Holder at the time of disposition, the consequences described above under “Residents of Canada – Disposition of Common Shares by Resident Holders”, and “Residents of Canada – Taxation of Capital Gains and Losses” will generally apply.

NOTICES TO SHAREHOLDERS IN CANADA
This Circular is subject to the requirements of Section 14(a) of the U.S. Exchange Act, as well as applicable Canadian corporate and Securities Laws. Accordingly, this Circular has been prepared in accordance with disclosure requirements in effect in the United States and in Canada.
Financial Statements and other financial information referred to in this Circular have been prepared in accordance with GAAP. Shareholders who are resident in Canada should be aware that GAAP is different from International Financial Reporting Standards generally applicable to companies incorporated in Canada.

NOTICES TO SHAREHOLDERS OUTSIDE OF CANADA
The Company is a corporation continued under the Laws of British Columbia, Canada. The solicitation of proxies and the transactions contemplated are being carried out in accordance with the Laws of the Province of British Columbia and the federal Laws of Canada applicable therein. The Company has prepared this Circular in accordance with the disclosure requirements of Canada and of the United States.
Shareholders who are not residents of Canada should be aware that the disposition of Common Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident (including the United States) which may not be described fully herein. The tax treatment of Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such Shareholders. It is recommended that Shareholders consult their own tax advisors in this regard.

THE PARTIES TO THE ARRANGEMENT
Trilogy International Partners Inc.
For information about the Company, see “Important Information About the Company – Company Background” beginning on page 62 and “Where You Can Find More Information” beginning on page 69.
SG Enterprises II, LLC
The Purchaser is a limited liability company governed under the Laws of the State of Washington and was formed on August 26, 2015. The Purchaser is controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company who resigned from the Board effective December 23, 2022. The head office of the Purchaser is located at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004.

THE SPECIAL MEETING
Date, Time and Place
This Circular is being furnished to our Shareholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held at 9:30 a.m. (Pacific Time) on March 25, 2024. The Company will conduct the Special Meeting in a virtual-only format via live webcast. You will be able to attend the meeting online at https://virtual-meetings.tsxtrust.com/en/1580 (password: trilogy2024 (case sensitive)).
At the Special Meeting, our Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D to the Circular, approving the Arrangement under Section 288 of the BCBCA involving the Company and the Purchaser, pursuant to which, among other things, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company that it does not already own for cash consideration of US$0.07 per Common Share.
Voting Information
Only Shareholders who hold Common Shares at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share outstanding on the Record Date will be entitled to one vote on each matter submitted to our Shareholders for approval at the Special Meeting. As of the Record Date, there were 88,627,593 issued and outstanding Common Shares.
Under the Articles of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 20% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting.
Adoption of the Arrangement Agreement requires the affirmative vote of (a) at least 66 2⁄3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding the votes attached to the Common Shares held by the Purchaser, in accordance with Section 8.1(2) of MI 61-101. See “Canadian Securities Law Matters – Multilateral Instrument 61-101” for more information.
Solicitation of Proxies
The Company is providing this Circular and a form of proxy in connection with management’s solicitation of proxies for use at the Special Meeting and at any postponement(s) or adjournment(s) thereof. The solicitation of proxies for the Special Meeting will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other representatives of the Company. The cost of solicitation by management of the Company will be borne directly by the Company. The Company will reimburse Intermediaries for permitted fees and costs incurred by them in mailing soliciting materials to the Beneficial Shareholders. Invoices for such permitted fees and costs should be directed to the attention of the Chief Financial Officer of the Company at 155 108 Avenue NE, Suite 400, Bellevue, Washington, USA 98004.
Notice to United States Shareholders
The solicitation of proxies involves securities of an issuer located in Canada and is being effected and disclosed in accordance with the corporate laws of Canada and Securities Laws of the provinces of Canada as well as in accordance with the U.S. Exchange Act.
The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely because the Company is existing under the BCBCA. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.
Advice to Registered Shareholders – Voting and Revocation of Proxies
A Registered Shareholder is a Shareholder that holds Common Shares in its own name. A Registered Shareholder may attend and vote at the Special Meeting. Alternatively, a Registered Shareholder may deposit a proxy that nominates a Person or entity to represent the Shareholder at the Special Meeting. If you are a Registered Shareholder and you intend to participate and vote at the Special Meeting online, you do not need to complete the proxy. See “Attending and Participating in the Meeting” below.
The proxy accompanying this Circular nominates officers and/or Directors of the Company to represent that Shareholder at the Special Meeting. A Shareholder desiring to appoint a Person or entity, other than those management nominees named in the accompanying form of proxy, to represent such Shareholder at the Special Meeting may do so either by inserting such Person’s or entity’s name in the blank space provided for that purpose in the accompanying proxy or by completing another proper form of proxy. All proxies or alternative forms of proxy must be completed properly and signed, and they must be deposited at the office of the Company’s registrar and transfer agent, TSX Trust, indicated on the enclosed envelope for receipt not later than 9:30 a.m. (Pacific Time) on March 21, 2024 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting. Late proxies may be accepted or rejected by the chair of the Special Meeting at his discretion, and the chair is under no obligation to accept or reject any particular late proxy.
Voting of Proxies
The Common Shares represented by properly completed and executed proxies that are received in the manner prescribed above will be voted in accordance with the instructions of the Shareholder, including on any ballot votes that may take place at the Special Meeting. If you have not specified how to vote on a particular matter, then your proxy holder can vote your Common Shares as he or she sees fit. Where no choice is specified, the Common Shares represented by properly completed and executed proxies in favour of the management proxy nominees named in the printed portion of the enclosed proxy will be voted “FOR” the Arrangement Resolution approving the Arrangement.
The accompanying proxy also confers discretionary authority upon the proxy nominees named therein to vote (or withhold from voting) in accordance with their best judgment on any amendments or variations to matters identified in the notice of meeting, or other matters as may properly come before the Special Meeting. At the date of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting.
A proxy given by a Shareholder for use at the Special Meeting may be revoked by an instrument in writing that is signed by the Shareholder or by the Shareholder’s attorney, if authorized in writing, or by transmitting, by electronic means, a revocation signed by electronic signature by the Shareholder or by the Shareholder's attorney, if authorized in writing, to or at the registered office of the Company’s registrar and transfer agent at any time up to and including the last Business Day preceding the day of the Special Meeting, or in the case of any adjournment of the Special Meeting, the last Business Day preceding the day of the adjournment, or by delivering to the chair of the Special Meeting on the day of, and prior to the start of, the Special Meeting or any adjournment thereof. A Shareholder may also revoke a proxy in any other manner permitted by law.
Advice to Beneficial Shareholders – Voting Information Forms
A Shareholder is a Beneficial Shareholder if it holds Common Shares that are not registered in its own name but are instead registered in the names of entities such as brokerage firms, banks or trust companies through which the Common Shares were purchased on behalf of such Shareholder or to which the Shareholder transferred Common Shares that were formerly registered in the Shareholder’s own name. More particularly, a Person is a Beneficial Shareholder in respect of Common Shares which are held on behalf of that Person but which are registered either: (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of the Common Shares; or (b) in the name of a clearing agency (such as the Canadian Depository for Securities Limited) of which the Intermediary is a participant. (Intermediaries include, among others, banks, trust companies, securities dealers or brokers or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans).
A Beneficial Shareholder is not entitled to vote directly at the Special Meeting unless it has followed the steps necessary for its Intermediary to name such Beneficial Shareholder as a proxy holder for the Common Shares beneficially held by that Beneficial Shareholder. The process by which Beneficial Shareholders receive the Meeting Materials and by which they may appoint themselves as proxy holders varies depending on whether the Beneficial Shareholder is a non-objecting Beneficial Shareholder (a “NOBO”) or an objecting Beneficial Shareholder (an “OBO”).

Beneficial Shareholders who have not objected to an Intermediary disclosing certain ownership information about them to the Company are referred to as NOBOs. Those Beneficial Shareholders who have objected to an Intermediary disclosing ownership information about them to the Company are referred to as OBOs.
In accordance with the requirements of NI 54-101, the Company has assumed responsibility for sending the Meeting Materials directly to the NOBOs. If you are a Beneficial Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.
Also, in accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to the Intermediaries for onward distribution to OBOs. Intermediaries are required to forward the Meeting Materials to OBOs unless, in the case of certain proxy-related materials, the OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward the Meeting Materials to OBOs.
The Meeting Materials to each NOBO and OBO will also include a VIF which, when properly completed and signed by the NOBO or OBO and returned to the Company (in the case of a NOBO) or the appropriate Intermediary or its service company (in the case of an OBO), will constitute voting instructions that the Company or Intermediary must follow. The purpose of this procedure is to permit NOBOs and OBOs to direct the voting of the Common Shares that they beneficially own.
Beneficial Shareholders receiving a VIF cannot use that form to vote their Common Shares directly at the Special Meeting. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to vote their Common Shares at the Special Meeting or have someone else attend and vote on its behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or its nominee the right to attend and vote at the Special Meeting.
Beneficial Shareholders who wish to revoke or amend their VIFs, or revoke their proxies, should refer to the instructions received from TSX Trust.
Attending and Participating in the Meeting
Registered Shareholders and duly appointed proxy holders can participate in the online Special Meeting and vote and ask questions at the appropriate times during the Special Meeting.
To ensure the orderly processing of attendees, we recommend that you log in 30 minutes before the start of the Special Meeting, which is scheduled for 9:30 a.m. (Pacific Time) on March 25, 2024.
To attend the Special Meeting, visit https://virtual-meetings.tsxtrust.com/en/1580. To access the Special Meeting on this site, you must click “I have a control number/meeting access number” and then enter a username and password before the Special Meeting begins.
•	Registered Shareholders: Your username is the 12-digit control number located on the form of proxy or in the email you received. The password for the Special Meeting is “trilogy2024” (case sensitive).
If you have appointed someone other than the management nominees to vote on your behalf at the Special Meeting, you or your appointee must, after your proxy has been submitted as described above, register with TSX Trust before 9:30 a.m. (Pacific Time), on March 21, 2024, by emailing a Request for Control Number form to tsxtrustproxyvoting@tmx.com. The Request for Control Number form can be found at https://tsxtrust.com/resource/en/75.
•
Other Shareholders: If you are a Beneficial Shareholder and wish to attend and vote at the Special Meeting, you must appoint yourself as proxy holder and register with TSX Trust before 9:30 a.m. (Pacific Time), on March 21, 2024, by emailing a Request for Control Number form to tsxtrustproxyvoting@tmx.com. The Request for Control Number form can be found at https://tsxtrust.com/resource/en/75. Failure to register the proxy holder with the Depositary by emailing the Request for Control Number form will result in the proxy holder not receiving a control number and the proxy holder will be able to attend the Special Meeting only as a guest, with no right to cast a vote at the Special Meeting.

Beneficial Shareholders entitled to vote at the Special Meeting may vote virtually at the Special Meeting themselves by following the steps listed below:

(1)	Appoint yourself as proxy holder by writing your name in the space provided on the form of proxy or VIF.
(2)	Sign and send it to your Intermediary, in accordance with the voting deadline and submission instructions on the VIF.
(3)
Obtain a control number by contacting TSX Trust before 9:30 a.m. (Pacific Time), on March 21, 2024, by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found at https://tsxtrust.com/resource/en/75.

(4)	Type in https://virtual-meetings.tsxtrust.com/en/1580 on your browser at least 30 minutes before the Special Meeting starts.
(5)	Click on “I have a control number/ meeting access number”.
(6)	Enter the control number provided by tsxtrustproxyvoting@tmx.com as your user name.
(7)	Enter the password: “trilogy2024” (case sensitive).
(8)
When the polls are opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on screen and click Submit. A confirmation message will appear to show your vote has been received.

Guests may listen to the Special Meeting by following the steps below:
(1)	Type in https://virtual-meetings.tsxtrust.com/en/1580 on your browser at least 15 minutes before the Special Meeting starts. Please do not do a Google Search. Do not use Internet Explorer.
(2)	Click on “I am a Guest” and fill out the online registration form
If you attend the Special Meeting online, it is important that you remain connected to the internet at all times during the Special Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Special Meeting.
If you have any questions or require further information with regard to voting your Common Shares, please contact TSX Trust toll-free in North America at 1-866-600-5869 or by email at tsxtis@tmx.com.
Notice-And-Access
The Company is not sending this Circular to Registered Shareholders or Beneficial Shareholders using “notice-and-access” under NI 54-101.

THE ARRANGEMENT AGREEMENT
The Arrangement will be carried out pursuant to the Arrangement Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Arrangement Agreement and Plan of Arrangement. This summary is qualified in its entirety by reference to the Arrangement Agreement, which has been filed by the Company on its SEDAR+ profile at www.sedarplus.ca and appended hereto as Annex A, and to the Plan of Arrangement, which is appended hereto as Annex E.
Subject to the terms and conditions of the Arrangement Agreement, the Purchaser will acquire all of the issued and outstanding Common Shares in the capital of the Company that the Purchaser does not already own. Upon completion of the Arrangement, each Shareholder of the Company (other than the Purchaser and Dissenting Holders) will receive, in exchange for each Common Share, the Consideration. The terms of the Arrangement Agreement are the result of negotiations conducted between the Company and the Purchaser and their respective advisors.
Representations and Warranties
The Arrangement Agreement contains representations and warranties made by the Company to the Purchaser and representations and warranties made by the Purchaser to the Company. Those representations and warranties were made solely for the purposes of the Arrangement Agreement and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating its terms. Moreover, some of the representations and warranties contained in the Arrangement Agreement are subject to a contractual standard of materiality (including a Material Adverse Effect) that is different from that generally applicable to the public disclosure to the Shareholders or those standards used for the purpose of allocating risk between parties to an agreement.
The representations and warranties provided by the Company in favour of the Purchaser relate to, among other things: organization and validity; registration and good standing; corporate authorization; governmental authorization; absence of defaults; execution and binding obligation; absence of legal impediments; non-contravention; absence of misrepresentations; capitalization; subsidiaries; beneficial ownership in other companies; Securities Law matters; financial statements; disclosure controls and internal control over financing reporting; no “Material Adverse Effect”; auditors; no undisclosed liabilities; absence of certain changes or events; ordinary course; litigation; Taxes; the Investment Canada Act; and brokerage and finder’s fees.
The representations and warranties provided by the Purchaser in favour of the Company relate to, among other things: organization and validity; registration and good standing; corporate authorization; execution and binding obligation; absence of misrepresentations; absence of legal impediments; and sufficient funds available.
For purposes of the Arrangement Agreement, a “Material Adverse Effect” means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances: (a) is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, condition (financial or otherwise), or liabilities (contingent or otherwise) of the Company and its Subsidiaries, taken as a whole and would, or would reasonably be expected to, prevent or materially delay the Company from consummating the transactions contemplated by the Arrangement Agreement by the Outside Date, except any such change, event, occurrence, effect, state of facts or circumstances resulting from: (i) any change in global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, political, regulatory or market conditions or in national or global financial or capital markets; (ii) any adoption, proposal, implementation or change in Law, or in any interpretation of Law, by any Governmental Entity; (iii) any change in GAAP; (iv) any natural or man-made disaster or act of God (including epidemics, pandemics, disease outbreak (including COVID-19), other health crisis or public health event, or otherwise); (v) any actions taken (or omitted to be taken) by the Company pursuant to the Arrangement Agreement or upon the request of the Purchaser; (vi) the announcement of the Arrangement Agreement or the transactions contemplated thereby; or (vii) any change in the market price or trading volume of any securities of the Company (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), provided, however, that with respect to clauses (i) through to and including (iv) such matter does not have a materially disproportionate effect on the current or future business, operations, results of operations, assets, properties, capitalization, condition (financial or otherwise), liabilities (contingent or otherwise), prospects or privileges (whether contractual or otherwise) of the Company and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the same industry or jurisdictions in which the Company and its Subsidiaries operate.

Conditions Precedent to the Arrangement
The obligations of the Parties to complete the Arrangement under the Arrangement Agreement are subject to the satisfaction or waiver of certain conditions described below.
Mutual Conditions
Neither Party is required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
•	the Arrangement Resolution shall have been approved and adopted by the Shareholders at the Company Meeting in accordance with the Interim Order;
•
the Interim Order and the Final Order shall have each been obtained on terms consistent with the Arrangement Agreement, and shall have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise; and

•	no Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.
Additional Conditions in Favour of the Purchaser
The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
•
the representations and warranties of the Company set forth in the Arrangement Agreement shall be true and correct, in all material respects, as of the date of the Agreement, and as of the Effective Time, as though made at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), provided that any such representation and warranty that is qualified by a reference to materiality or Material Adverse Effect shall be true and correct in all respects as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and the Company has delivered a certificate confirming same to the Purchaser, executed by a senior officer of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date;

•
the Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by a senior officer of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date;

•
there is no legal action or proceeding (whether, for greater certainty, by a Governmental Entity or any other Person) pending or threatened in any jurisdiction to: (a) cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on the Purchaser’s ability to acquire, hold or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares; (b) prohibit restrict or impose terms or conditions beyond those terms and conditions which the Purchaser is required to accept pursuant to the Arrangement Agreement, on the ownership or operation by the Purchaser of the business or assets of the Purchaser, its affiliates and related entities, the Company or any of the Company’s Subsidiaries and related entities, or compel the Purchaser to dispose of or hold separate any of the business or assets of the Purchaser, its affiliates and related entities, the Company or any of the Company’s Subsidiaries and related entities as a result of the Arrangement; or (c) prevent or materially delay the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Material Adverse Effect;

•	Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares;
•	each of the Key Consents has been given or obtained on terms acceptable to the Purchaser, acting reasonably;

•	since the date of the Arrangement Agreement, there shall not have been or occurred a Material Adverse Effect;
•	there has not been any breach of any of the Voting Agreements by any Party to any such agreement other than the Purchaser;
•	any Pre-Acquisition Reorganization has been completed;
•
the Company shall have delivered a certificate confirming that the Company is not a “United States real property holding corporation” (as defined in Section 897(c)(2) of the Code) to the Purchaser, executed by a senior officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date; and

•	the Company shall have cash and cash equivalents of equal to or greater than the Minimum Cash Amount as of immediately prior to the Effective Time.
Additional Conditions in Favour of the Company
The Company is not obligated to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
•
the representations and warranties of the Purchaser set forth in the Arrangement Agreement shall be true and correct in all material respects as of the date of the Arrangement Agreement and as of Effective Time, as though made at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), provided that any such representation and warranty that is qualified by a reference to materiality or Material Adverse Effect shall be true and correct in all respects as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and the Purchaser has delivered a certificate confirming same to the Company, executed by a senior officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date; and

•
the Purchaser has fulfilled or complied in all material respects with each of the covenants of the Purchaser contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede completion of the Arrangement, and the Purchaser has delivered a certificate confirming same to the Company, executed by a senior officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

Covenants
In the Arrangement Agreement, each of the Company and the Purchaser has agreed to certain covenants, including using commercially reasonable acts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement.
Covenants of the Company Regarding the Conduct of Business
During the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except in connection with the TIPIH Conversion or with the prior written consent of the Purchaser or as required or permitted by the Arrangement Agreement, the Company covenants and agrees that, subject to applicable Law:
•	the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business and in accordance with applicable Law; and
•
the Company shall use its reasonable commercial efforts to maintain and preserve intact the current business organization, assets and properties of the Company and its Subsidiaries, keep available the services of the present employees and agents of the Company and its Subsidiaries and maintain good relations with, and the goodwill of, landlords, creditors and all other Persons having business relationships with the Company and its Subsidiaries.

In addition, during the same period, subject to applicable law, the Company covenants and agrees that except in connection with the TIPIH Conversion or with the prior written consent of the Purchaser or as contemplated in the Plan of Arrangement, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
•	amend its articles or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;
•	split, combine or reclassify any shares of the Company or of any Subsidiary;
•	redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries;
•
issue, grant, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of any shares of capital stock, securities, options, warrants or similar rights exercisable or exchangeable for or convertible into such capital stock, of the Company or any of its Subsidiaries;

•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses;

•	reorganize, amalgamate or merge the Company or any Subsidiary;
•	reduce the capital of the shares of the Company or any of its Subsidiaries;
•	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries, other than pursuant to the 2022 Plan of Liquidation;
•
declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of any of the shares in the capital of the Company or the securities of any of its Subsidiaries, other than any dividends payable by a Subsidiary to the Company or any wholly-owned Subsidiary of the Company;

•
sell, pledge, lease, dispose of, surrender, lose the right to use, mortgage, license, encumber or otherwise dispose of or transfer any assets of the Company or of any of its Subsidiaries or any interest in any assets of the Company or its Subsidiaries having a value greater than US$25,000 in the aggregate, other than in the ordinary course of business;

•	make any capital expenditure or commitment to do so which individually or in the aggregate exceeds US$25,000;
•
make any material Tax election, information schedule, return or designation, except as required by Law or in a manner consistent with past practice, settle or compromise any material Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

•	make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person;
•
prepay any long-term indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable, in one transaction or in a series of related transactions, with respect to any indebtedness for borrowed money or guarantees thereof in an amount, on a per transaction or series of related transactions basis, in excess of US$25,000 other than indebtedness entered into in the ordinary course of business; provided that any indebtedness created, incurred, refinanced, assumed or for which the Company or any Subsidiary becomes liable in accordance with the foregoing shall be prepayable at the Effective Time without premium, penalty or other incremental costs (including breakage costs) in excess of US$25,000, in the aggregate;

•	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

•
make any bonus or profit sharing distribution or similar payment of any kind, except to the extent that any such bonus, distribution, or payment has been disclosed to the Purchaser prior to the date of the Arrangement Agreement;

•	make any change in the Company’s methods of accounting, except as required by concurrent changes in GAAP;
•
grant any increase in the rate of wages, salaries, bonuses, “change of control” or termination payments or other remuneration of any Company Employees, except to the extent that any such increase, payment or other remuneration has been disclosed to the Purchaser prior to the date of the Arrangement Agreement;

•
except as required by Law: (i) adopt, enter into or amend any Employee Plan (other than entering into an employment agreement in the ordinary course of business with a new employee who was not employed by the Company or a Subsidiary on the date of the Arrangement Agreement); (ii) pay any benefit to any director or officer of the Company or any of its Subsidiaries or to any Company Employee that is not required under the terms of any Employee Plan in effect on the date of the Arrangement Agreement; (iii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of the Company or any of its Subsidiaries or to any Company Employee; (iv) make any material determination under any Employee Plan that is not in the ordinary course of business; or (v) take or propose any action to effect any of the foregoing;

•	cancel, waive, release, assign, settle or compromise any material claims or rights;
•
commence, waive, release, assign, settle or compromise any litigation, proceedings or governmental investigations in excess of an amount of US$25,000 individually or US$50,000 in the aggregate or which would reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by the Arrangement Agreement;

•	amend or modify or terminate or waive or assign any right under any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date hereof;
•	enter into, amend or modify any union recognition agreement, collective agreement or similar agreement with any trade union or representative body;
•
except as contemplated in the insurance and indemnification requirements set forth in the Arrangement Agreement, amend, modify, terminate, cancel or let lapse any material insurance (or re-insurance) policy of the Company or any Subsidiary in effect on the date of the Arrangement Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies for substantially similar premiums are in full force and effect;

•
in respect of any Company Assets, waive, release, surrender, let lapse, grant or transfer any material right or value or amend, modify or change, or agree to modify or change, in any material respect any existing material Authorization, right to use, lease, contract, production sharing agreement, or other material document;

•
abandon or fail to diligently pursue any application for any material Authorizations, licenses, leases, or registrations or take any action, or fail to take any action, that could lead to the termination of any material Authorizations, licenses, leases or registrations;

•	enter into or amend any contract with any broker, finder or investment banker; or
•	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.
In addition, except as contemplated in the Plan of Arrangement, the Consideration per Common Share shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend or distribution, consolidation, reorganization, recapitalization or other like change with respect to the Common Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

Covenants of the Company Relating to the Arrangement
The Company shall, and shall cause its Subsidiaries to, perform all obligations required or desirable to be performed by the Company or any of its Subsidiaries under the Arrangement Agreement, co-operate with the Purchaser and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Arrangement Agreement and without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:
•	use its commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and take all steps set forth in the Interim Order and Final Order applicable to it;
•
use its commercially reasonable efforts to obtain and maintain all third-party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (a) necessary or advisable to be obtained under the Material Contracts in connection with the Arrangement or (b) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement (including the Key Consents), in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser;

•
use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and its Subsidiaries relating to the Arrangement;

•
use its commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or the Arrangement Agreement;

•
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement; and

•
if requested by the Purchaser, assist in obtaining the resignations and releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Company’s Subsidiaries, and causing them to be replaced by Persons nominated by the Purchaser effective as of the Effective Time.

The Company shall also promptly notify the Purchaser in writing of:
•	any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or state of facts which would reasonably be expected to have a Material Adverse Effect;
•
any event occurring prior to the Effective Time that, to the knowledge of Company, would render any representation or warranty of the Company untrue in any material respect if made on and as of the Effective Date;

•	any breach by the Company of its material obligations under the Arrangement Agreement or under any Material Contract;
•
any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with the Arrangement Agreement or the Arrangement;

•
any notice or other communication from any Governmental Entity in connection with the Arrangement Agreement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

•
any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company, its Subsidiaries or the Company Assets.

The Company will, in all material respects, subject to applicable law, conduct itself as to keep the Purchaser fully informed as to the material decisions required to be made or actions required to be taken with respect to the operation of its business. In addition, the Company shall, at its own expense, obtain the Fairness Opinion and promptly provide a copy to the Purchaser immediately upon receipt thereof by the Company.
Covenants of the Purchaser Relating to the Arrangement
The Purchaser shall perform all obligations required or desirable to be performed by it under the Arrangement Agreement, cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Arrangement Agreement and, without limiting the generality of the foregoing, the Purchaser shall:
•	use its commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and take all steps set forth in the Interim Order and Final Order applicable to it;
•	use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;
•
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or the Arrangement Agreement;

•	provide such assistance as may be required to exclude the votes of the Purchaser and its affiliates at the Special Meeting to the extent required pursuant to MI 61-101;
•
not take any action, or refrain from taking any commercially reasonable action, and not permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or the Arrangement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement, provided that nothing in the Arrangement Agreement prevents the Purchaser and all of its affiliates from conducting business in the ordinary course; and

•
provide notice to the Company of any notice or other communication from any Governmental Entity in connection with the Arrangement Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company).

In addition, following the Effective Date, the Purchaser shall, at such time or times as may be determined by the Purchaser (in its sole discretion), cause the Company to carry out the 2022 Plan of Liquidation, subject to the terms and conditions of the Arrangement Agreement.
Covenants Relating to Authorizations
As soon as reasonably practicable after the date of the Arrangement Agreement until the Effective Time, each of the Company and the Purchaser will cooperate with each other and use (and will cause their respective affiliates to use) commercially reasonable efforts to (i) promptly make all filings with, give all notices to, and obtain all Authorizations from, Governmental Entities that are required for the lawful completion of the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement, and (ii) take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary, proper or advisable to obtain as promptly as practicable all such Authorizations from Governmental Entities.
The Company shall lead and manage the processes to obtain any Authorizations and shall use its commercially reasonable efforts to obtain any Authorizations. The Purchaser and the Company shall cooperate with one another in connection with obtaining any Authorizations including providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required, or in the opinion of the Purchaser, acting reasonably, advisable, and shall cooperate in the preparation and submission of all applications, notices, filings, and submissions to Governmental Entities.

Subject to certain limitations and exceptions, the Company and the Purchaser will:
•	promptly inform the other Party of any material communication received by that Party in respect of obtaining or concluding any Authorizations;
•
use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Entity requiring the Parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by the Arrangement Agreement in respect of obtaining or concluding any Authorizations;

•
permit the other Party to review in advance any proposed applications, notices, filings and submissions to Governmental Entities (including responses to requests for information and inquiries from any Governmental Entity) in respect of obtaining or concluding any Authorizations, and will provide the other Parties a reasonable opportunity to comment thereon and consider those comments in good faith;

•
promptly provide the other Party with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any Governmental Entity) that were submitted to a Governmental Entity in respect of obtaining or concluding any Authorizations;

•
not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Entities in respect of obtaining or concluding the Authorizations unless it consults with the other Party in advance and gives the other Party or its legal counsel the opportunity to attend and participate thereat, unless a Governmental Entity requests otherwise; and

•	keep the other Party promptly informed of the status of discussions relating to obtaining or concluding any Authorizations.
Notwithstanding the above requirements, where a Party is required under the Arrangement Agreement to provide information to another Party that such Party reasonably determines in respect thereof that disclosure should be restricted, such Party may restrict the provision of such information only to external legal counsel of the other Party, provided that such Party also provides the other Party a redacted version of such information which does not contain any restricted information.
Covenants Relating to Access to Information and Confidentiality
Subject to certain exceptions and limitations, the Company shall, and shall cause its Subsidiaries to, give the Purchaser and its officers, employees, agents, advisors, representatives, lenders and potential lenders: (a) upon reasonable notice, access during normal business hours to its and its Subsidiaries’ (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise), (iii) contracts, and (iv) officers, employees, independent auditors, advisors, representatives and agents; and (b) such financial and operating data or other information with respect to the assets or business of the Company as the Purchaser from time to time reasonably requests.
Covenants Relating to Pre-Acquisition Reorganization
Subject to certain exceptions and limitations, the Company has agreed that, upon request of the Purchaser, the Company shall (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each, a “Pre-Acquisition Reorganization”), and (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken, so long as with respect to any such Pre-Acquisition Reorganization, the Pre-Acquisition Reorganization:
•	can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting the Company in any material manner;
•	is not prejudicial to the Company in any material respect;
•	does not impair the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement;
•
any Pre-Acquisition Reorganization shall not unreasonably interfere with the Company’s material operations prior to the Effective Time and shall not become effective until the Purchaser confirms in writing all other conditions precedent to the Effective Time in its favour have been satisfied or waived;

•	any Pre-Acquisition Reorganization shall not require the Company to contravene any applicable Laws, its organizational documents or any Material Contract; and
•
the Company shall not be obligated to take any action that could result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Shareholder incrementally greater than the Taxes or other consequences to such Party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.

Planning for and implementation of any such Pre-Acquisition Reorganization shall not be considered a breach of any covenant under the Arrangement Agreement and shall not be considered in determining whether a representation or warranty of the Company under the Arrangement Agreement has been breached. The Company shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.
Covenants Relating to Public Communications
The Parties have agreed to co-operate in the preparation of presentations, if any, to the Shareholders or other persons regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to the Arrangement Agreement or the Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld or delayed), and the Company must not make any filing with any Governmental Entity with respect to the Arrangement Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld or delayed); provided that any Party that, in the opinion of its outside legal counsel, is required to make disclosure by Law may do so and shall use its best efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Parties or their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.
Covenants Relating to Notice and Cure Provisions
The Company and the Purchaser shall promptly notify each other of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would reasonably likely to:
•
cause any of the representations or warranties of such Party contained in the Arrangement Agreement to be untrue or inaccurate in any material respect at any time from the date of the Arrangement Agreement to the Effective Time;

•	result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under the Arrangement Agreement; or
•	result in the failure to satisfy any of the conditions precedent in favour of such Party contained in the Arrangement Agreement.
Covenants Relating to Insurance and Indemnification
The Purchaser will, or will cause the Company to, maintain the Company’s “tail” policy of directors and officers’ liability insurance as it exists on the date of the Arrangement Agreement without any reduction in scope or coverage through May 20, 2028. From and after the Effective Time, the Purchaser shall also honor any existing indemnification or exculpation agreements with present and former employees, officers and directors of the Company and its Subsidiaries to the extent that they have been disclosed in writing to the Purchaser prior to the date of the Arrangement Agreement, and the Purchaser acknowledges that such rights shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Effective Date.
Exchange De-Listing
The Company and the Purchaser shall use their commercially reasonable efforts to cause the Common Shares to be delisted from the TSXV, promptly following the acquisition by the Purchaser of the Common Shares pursuant to the Arrangement.

Notification of Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any Subsidiary, including but not limited to information, access, or disclosure relating to the properties, facilities, books or records of the Company or any Subsidiary, the Company shall promptly notify the Purchaser, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all written documents, material or substantive correspondence or other material received in respect of, from or on behalf of any such Person. The Company shall keep the Purchaser fully informed on a current basis of the status of developments and negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to the Company by or on behalf of any Person making any such Acquisition Proposal, inquiry, proposal, offer or request.
Superior Proposals
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, the Company may, subject to compliance with the Arrangement Agreement, enter into a definitive agreement with respect to such Superior Proposal, if and only if:
•	the Company has been, and continues to be, in compliance with its obligations under the Arrangement Agreement;
•
the Company has delivered to the Purchaser a written notice setting out the Board’s determination that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal;

•
the Company has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to the Company; and

•
prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement with respect to a Superior Proposal, and prior to or concurrently with entering into such definitive agreement, the Company terminates the Arrangement Agreement and pays the Expense Fee.

Termination of the Arrangement Agreement
The Arrangement Agreement may be terminated prior to the Effective Time in certain circumstances, including, as follows:
•	by mutual written agreement of the Company and the Purchaser;
•	by either the Company, on the one hand, or the Purchaser, on the other hand, if:
•
the Arrangement Resolution is not approved by the Shareholders at the Company Meeting in accordance with the Interim Order, provided that a Party may not terminate the Arrangement Agreement if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement;

•
after the date of the Arrangement Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable; or

•
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement.

•	by the Company, if:
•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under the Arrangement Agreement occurs that would cause the failure of any condition relating to the Purchaser’s breach of its representations, warranties or covenants, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement (provided that any wilful or intentional breach shall be deemed to be incurable) and the Company is not then in breach of the Arrangement Agreement so as to cause the Purchaser’s conditions to consummate the Arrangement with respect to the Company’s representations and warranties and performance of covenants not to be satisfied; or

•
prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement with respect to a Superior Proposal in accordance with the terms of the Arrangement Agreement, provided that the Company has paid the Expense Fee in accordance with the Arrangement Agreement; and

•	by the Purchaser, if:
•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Arrangement Agreement occurs that would cause the failure of any condition relating to the Company’s breach of its representations, warranties or covenants, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement (provided that any wilful or intentional breach shall be deemed to be incurable) and the Purchaser is not then in breach of the Arrangement Agreement so as to cause the Company’s conditions to consummate the Arrangement with respect to the Purchaser’s representations and warranties and performance of covenants not to be satisfied;

•
(A) the Board or any committee of the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Board Recommendation, (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (C) the Company breaches the non-solicitation obligations under the Arrangement Agreement in any material respect;

•	the conditions with respect to Dissent Rights, Key Consents or cash and cash equivalents are not capable of being satisfied by the Outside Date; or
•	there has occurred a Material Adverse Effect.
The Arrangement Agreement defines a “wilful breach” as a material breach that is a consequence of an act undertaken by the breaching Party with the actual knowledge that the taking of such act would, or would be reasonably expected to, cause a breach of the Arrangement Agreement.
Injunctive Relief
The Parties have agreed that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of the Arrangement Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties have agreed that they shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of the Arrangement Agreement, and to enforce compliance with the terms of the Arrangement Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.

Expenses and Expense Reimbursement
The Parties have agreed that, except as provided in the Arrangement Agreement, all out-of-pocket third-party transaction expenses incurred in connection with the Arrangement Agreement and the Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Time in connection with, or incidental to, the Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.
If (a) the Company terminates the Arrangement Agreement in the event that prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement with respect to a Superior Proposal, or (b) either the Company or the Purchaser terminates the Arrangement Agreement in the event that the Arrangement Resolution is not approved by the Shareholders at the Special Meeting in accordance with the Interim Order, provided that the failure to obtain such approval has not been caused by, or is a result of, a breach by the Party seeking to terminate of any representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement, then, in any case, the Company shall pay to the Purchaser by wire transfer the Expense Fee in immediately available funds to an account designated by the Purchaser, prior to or concurrently with the termination of the Arrangement Agreement.
Amendments
Subject to the Interim Order, the Plan of Arrangement and applicable Laws, the Arrangement Agreement may, at any time and from time to time before or after the holding of the Special Meeting but not later than the Effective Time, be amended by mutual written agreement of the Company and the Purchaser, without further notice to or authorization on the part of the Shareholder, and any such amendment may, without limitation:
•	change the time for performance of any of the obligations or acts of the Parties;
•	modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;
•	modify any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the Parties; and/or
•	modify any mutual conditions contained in the Arrangement Agreement.
The Plan of Arrangement may only be supplemented or amended in accordance with the amendment provisions set forth therein.
Canadian Securities Law Matters
Multilateral Instrument 61-101
As a reporting issuer (or its equivalent) in all the provinces and territories of Canada, the Company is subject to applicable Securities Laws of such provinces and territories including, without limitation, MI 61-101.
MI 61-101 regulates certain types of transactions to ensure fair treatment of security holders when, in relation to a transaction, there are persons in a position that could cause them to have an actual or reasonably perceived conflict of interest or informational advantage over other security holders. If MI 61-101 applies to a proposed acquisition of a reporting issuer, then, amongst other things, enhanced disclosure in documents sent to security holders and the approval of security holders excluding, among others, “interested parties” (as defined in MI 61-101) are required subject to certain exemptions set out in MI 61-101. The security holder protections provided by MI 61-101 go substantially beyond the requirements of corporate law.
The protections afforded by MI 61-101 apply to, among other transactions, “business combinations” (as defined in MI 61-101) which may terminate the interests of security holders without their consent in circumstances where, at the time the transaction is agreed to, a “related party” of the issuer (as defined in MI 61-101) (a) is a party to any “connected transaction” (as defined in MI 61-101) to the business combination; (b) would, as a consequence of the transaction, directly or indirectly acquire the issuer or the business of the issuer, either alone or in concert with others; or (c) is entitled to receive, directly or indirectly, as a consequence of the transaction (i) consideration per equity security that is not identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class, or (ii) a “collateral benefit” (as defined in MI 61-101).
The directors and the executive officers of the Company are all related parties of the Company.

No related party of the Company (other than the Purchaser) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, a collateral benefit within the meaning of MI 61-101. Under the Arrangement, any related parties of the Company that are also Shareholders (other than the Purchaser) will receive the Consideration for each Common Share held by such party, such Consideration being identical in amount and form to the entitlement that the general body of holders in Canada and securities of the same class of the Company will receive on completion of the Arrangement. There are no stock options, share units or other convertible securities of the Company outstanding.
The Company is exempt from the formal valuation requirement in MI 61-101 and relies on the exemption contained in Section 4.4(1)(a) of MI 61-101, as it does not have securities listed on the Toronto Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market, or a stock exchange outside of Canada and the United States.
The Purchaser, an entity controlled by John W. Stanton, a director of the Company, and Theresa E. Gillespie, a former director of the Company, is a related party of the Company and would, as a consequence of the Arrangement, acquire the Company. As such, the Arrangement is a business combination within the meaning of MI 61-101.
To the knowledge of the Company, the directors of the Company and the executive officers of the Company, after reasonable inquiry, there have been no prior valuations (as defined in MI 61-101) prepared in respect of the Company within the 24 months preceding the date of this Circular.
MI 61-101 requires that, in addition to any other required security holder approval, a business combination is subject to “minority approval” (as defined in MI 61-101) of every class of “affected securities” (as defined in MI 61-101) of the Company, in each case voting separately as a class. As a result, the Arrangement Resolution will require the affirmative vote of a simple majority of the votes cast by Shareholders present in person or by proxy at the Special Meeting other than (i) interested parties, (ii) any related party of an interested party, and (iii) any person that is a “joint actor” (as defined in MI 61-101) with any of the foregoing.
The Common Shares are affected securities in connection with the Arrangement. Based on the above, the Purchaser is an interested party and its Common Shares will be excluded from the majority-of-the-minority vote required by MI 61-101. No other Common Shares are required under MI 61-101 to excluded from such majority of the-minority vote.
To the knowledge of the Company after reasonable inquiry, as of the Record Date, the Purchaser owns an aggregate of 16,908,563 Common Shares of the Company, representing an aggregate of approximately 19.1% of the outstanding Common Shares. Mr. Stanton and Ms. Gillispie’s sole interest in the Company is through the Common Shares of the Purchaser.
The sole bona fide prior offer capable of acceptance that relates to the subject matter of or is otherwise relevant to the Arrangement was received by the Company during mid-2023 and was declined by the Board in August 2023. See “Background of the Arrangement” on page 8.
Stock Exchange Approval
As a condition to completion of the Arrangement, the Company must obtain TSXV approval of the Arrangement.
Other Regulatory Matters
In connection with the Arrangement, the Company intends to apply to the TSXV to have its Common Shares delisted following completion of the Arrangement. Subsequently, the registration of the Common Shares and the Company’s reporting obligations under the U.S. Exchange Act with respect to the Common Shares will be terminated upon application to the SEC. Similarly, the Company will make an application to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada following the implementation of which, the Company will cease to have public reporting obligations under Securities Laws.

AGREEMENTS INVOLVING COMMON SHARES
Voting Agreements
In connection with the Arrangement Agreement, each of the Supporting Company Shareholders, being John W. Stanton, Bradley Horwitz, Mark Kroloff, Andrew Davies and Scott Morris, entered into a Voting Agreement dated December 19, 2023. Subject to the terms and conditions of the respective Voting Agreements, each Supporting Company Shareholder agreed, from the date of the Voting Agreement until the date the Arrangement Agreement is terminated, as follows:
•
at any meeting of the Shareholders held to consider the Arrangement or any adjournment or postponement thereof, to be counted as present for the purposes of establishing quorum, and to exercise or cause to be exercised all voting rights attached to the Subject Securities “FOR” the Arrangement and any other matters which are necessary for the consummation of the Arrangement;

•	to deliver or cause to be delivered to the Company duly executed proxies or voting instruction forms voting “FOR” the Arrangement;
•
not to, directly or indirectly, exercise or cause to be exercised any rights of appraisal, rights of dissent or rights to demand the repurchase of the Subject Securities in connection with the Arrangement or otherwise oppose in any manner the treatment of any Subject Securities pursuant to the Arrangement;

•
not to take any action which could reasonably be expected to impede, interfere with or delay, or in any way adversely affect the completion of the Arrangement and any other transactions contemplated by the Arrangement Agreement;

•
not to, directly or indirectly, sell, assign, transfer, dispose of, hypothecate, alienate, grant a security interest in, encumber or tender to offer, transfer any economic interest (directly or indirectly) or otherwise convey any of the Subject Securities, other than pursuant to the Arrangement or the Voting Agreement; and

•
to promptly notify the Purchaser of the amount of any debt or equity securities or other interests in the Company of which the beneficial ownership, or the control or direction, is acquired by the Supporting Company Shareholder, to the extent permitted to do so, after the date of the Voting Agreement.

If the Supporting Company Shareholder acquires any Additional Securities, each Supporting Company Shareholder agreed that such Additional Securities shall be treated as if they are Subject Securities.
The form of Voting Agreement has been filed by the Company with the SEC and on SEDAR+.

PROVISIONS FOR UNAFFILIATED STOCKHOLDERS
No provision has been made (i) to grant the Company’s unaffiliated Shareholders access to the corporate files of the Company, any other Party to the Arrangement or any of their respective affiliates, or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such Party or affiliate.
IMPORTANT INFORMATION ABOUT THE COMPANY
Company Background
The Company was incorporated under the name “Alignvest Acquisition Corporation” (“Alignvest”) under the OBCA on May 11, 2015. Alignvest was a special purpose acquisition corporation, or “SPAC”, formed for the purpose of effecting an acquisition of one or more businesses or assets by way of a merger, share exchange, asset acquisition, share purchase, reorganization, or any other similar business combination involving Alignvest, referred to as its “qualifying acquisition”.
On November 1, 2016, Alignvest and Trilogy LLC entered into the Alignvest Arrangement Agreement. On February 7, 2017, pursuant to the terms of the Alignvest Arrangement Agreement, Alignvest completed the Alignvest Arrangement and Alignvest’s name was changed to “Trilogy International Partners Inc.”
Immediately following the effective time of the Alignvest Arrangement, the Company continued out of the jurisdiction of Ontario under the OBCA and into the jurisdiction of British Columbia under the BCBCA. As a result of this continuation, the Company adopted new articles that included an advance notice policy, as well as certain ownership and voting restrictions that were implemented in order for the Company to comply with the Overseas Investment Act 2005 of New Zealand.
For more information on the Alignvest Arrangement, see the management information and proxy circular of Alignvest dated December 22, 2016 (including the prospectus set out at Appendix “F” thereto), as amended January 12, 2017, which is available on the Company’s company profile on SEDAR+ at www.sedarplus.ca and in the United States on the EDGAR database at www.sec.gov.
The Company historically had two reportable segments identified by their geographic regions, New Zealand and Bolivia. 2degrees operated in New Zealand and NuevaTel operated in Bolivia. During the second quarter of 2022, the Company completed the sales of its operations in New Zealand and Bolivia, which represented substantially all of the operating activity of the Company’s business.
2degrees Sale
On December 31, 2021, TINZ, a subsidiary of the Company, and Tesbrit entered into a purchase agreement with Voyage Digital, and Voyage Australia Holdings Pty Limited pursuant to which Voyage Digital agreed to acquire, subject to certain terms and conditions, all of the issued and outstanding shares in the capital of 2degrees owned by Tesbrit and TINZ. On the same date, Voyage Digital entered into a share purchase agreement with Pacific Custodians (New Zealand) Limited to acquire the issued and outstanding shares, and shares to be issued on conversion of options, in the capital of 2degrees beneficially owned by former and current employees of 2degrees. By virtue of executing these two share purchase agreements, Voyage Digital committed to purchase all of the issued and outstanding shares in the capital of 2degrees. On March 15, 2022, the 2degrees Sale was approved by special resolution at a meeting of the Shareholders.
On May 19, 2022, the Company completed the sale of its 73.2% interest in 2degrees. For its ownership interest in 2degrees, the Company’s share of the total consideration was approximately US$601 million ($930 million NZD), net of US$21 million ($33 million NZD) of closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool.
NuevaTel Transaction
In March 2022, the Company entered into an agreement to transfer 100% of its indirect equity interest in NuevaTel to Balesia Technologies, Inc. for a nominal purchase price, which closed on May 14, 2022. The Company owned 71.5% of the equity in NuevaTel.

Prior Public Offerings
During the past three years, the Company has not made any underwritten public offering of Common Shares for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under applicable Securities Laws.
Additional Financial and Business Information
Additional financial and business information about the Company, including our Audited Financial Statements for the year ended December 31, 2022 and our Interim Financial Statements for the quarter ended September 30, 2023, may be found in our Annual Report on Form 10-K for the year ended December 31, 2022 attached to this Circular as Annex G and in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 attached to this Circular as Annex H. Such Financial Statements should be read together with the notes thereto.
Book Value Per Common Share
Our net book value per Common Share as of September 30, 2023, was approximately US $0.11 (calculated based on 88,627,593 Common Shares outstanding as of such date).
Trading in the Common Shares
Our Common Shares are traded on the TSXV under the trading symbol “TRL.H”. We voluntarily delisted our Common Shares from the Toronto Stock Exchange, which traded under the trading symbol “TRL” until December 23, 2022, at the close of market. Trading on the TSXV began on December 29, 2022. The high and low sales prices and the volume traded of our Common Shares as reported on all Canadian platforms for the periods indicated are as follows:
Trilogy International Partners Inc.	High	Low	Average Trading Volume
	(in CDN $)	(in CDN $)
YEAR ENDED DECEMBER 31, 2021
First quarter	$1.86	$1.28	38,024
Second quarter	$2.11	$1.44	25,797
Third quarter	$2.10	$1.53	29,450
Fourth quarter	$2.77	$1.62	41,762
YEAR ENDED DECEMBER 31, 2022
First quarter	$2.39	$1.90	68,947
Second quarter	$2.14	$0.16	62,961
Third quarter	$0.30	$0.15	43,540
Fourth quarter	$0.28	$0.12	59,091
YEAR ENDING DECEMBER 31, 2023
First quarter	$0.35	$0.18	49,508
Second Quarter	$0.33	$0.23	9,463
Third quarter	$0.36	$0.03	34,002
Fourth quarter	$0.085	$0.015	156,854
The closing price of the Common Shares on the TSXV on December 18, 2023, the last trading day preceding the announcement of the Arrangement Agreement, was CDN $0.065 per Common Share.
Previous Purchases and Sales
During the 12 months preceding the date of this Circular, the Company did not issue any Common Shares or other securities.

Previous Distributions
During the last five years, the Company has distributed securities of the Company as follows:
Date of Distribution	Description	Number of Shares Distributed	Distribution Price per Share (US$)(1)	Aggregate Proceeds (US$)
January 3, 2019	Issuance upon vesting of restricted share units	133,021	$1.19	Nil
January 4, 2019	Issuance upon redemption of Trilogy LLC C units	17,592	$1.25	Nil
January 7, 2019	Issuance upon redemption of Trilogy LLC C units	60,870	$1.29	Nil
May 6, 2019	Reinvestment of dividends	72,557	$1.57	Nil
May 10, 2019	Issuance upon redemption of Trilogy LLC C units	5,689	$1.58	Nil
June 17, 2019	Issuance upon vesting of deferred share units	20,610	$2.15	Nil
July 4, 2019	Issuance upon vesting of restricted share units	241,645	$2.24	Nil
September 20, 2019	Issuance upon redemption of Trilogy LLC C units	61,471	$1.43	Nil
October 10, 2019	Issuance upon redemption of Trilogy LLC C units	72,230	$1.50	Nil
November 6, 2019	Issuance upon redemption of Trilogy LLC C units	52,410	$1.37	Nil
January 6, 2020	Issuance upon vesting of restricted share units	348,404	$1.53	Nil
March 24, 2020	Issuance upon vesting of restricted share units	83,779	$1.17	Nil
July 3, 2020	Issuance upon vesting of restricted share units	242,499	$0.88	Nil
January 7, 2021	Issuance upon vesting of restricted share units and redemption of Trilogy LLC C units	794,511	$1.34	Nil
July 2, 2021	Issuance upon vesting of restricted share units	122,118	$1.52	Nil
September 3, 2021	Issuance upon redemption of Trilogy LLC C units	22,075,585	$1.64	Nil
September 7, 2021	Issuance upon redemption of Trilogy LLC C units	61,471	$1.58	Nil
September 8, 2021	Issuance upon redemption of Trilogy LLC C units	624,706	$1.54	Nil
September 9, 2021	Issuance upon redemption of Trilogy LLC C units	186,189	$1.58	Nil
September 14, 2021	Issuance upon redemption of Trilogy LLC C units	63,734	$1.56	Nil
September 15, 2021	Issuance upon redemption of Trilogy LLC C units	2,221,106	$1.57	Nil
September 29, 2021	Issuance upon redemption of Trilogy LLC C units	562,869	$1.57	Nil
October 4, 2021	Issuance upon redemption of Trilogy LLC C units	124,578	$1.59	Nil
October 12, 2021	Issuance upon redemption of Trilogy LLC C units	185,766	$1.97	Nil
October 15, 2021	Issuance upon redemption of Trilogy LLC C units	312,238	$1.97	Nil
January 6, 2022	Issuance upon vesting of restricted share units	1,040,705	$1.75	Nil
May 20, 2022	Issuance upon vesting of deferred share units	489,762	$1.53	Nil
May 24, 2022	Issuance upon vesting of restricted share units	2,310,988	$1.54	Nil
1.
Distribution price per share was determined based on the stock price at the close of business on the date of the distribution and converted to the U.S. dollar price at the exchange rate on the date of the distribution.

Dividend Policy
The declaration of dividends on the Common Shares is at the sole discretion of the Board. The Company did not pay a dividend in 2022 and the Board determined not to make any dividend payments in light of the adoption of the 2022 Plan of Liquidation and the distribution of the available proceeds of the 2degrees Sale. In connection with the return of capital made following the closing of the 2degrees Sale, the Company terminated the Company’s dividend policy and dividend reinvestment plan, effective June 13, 2022.
In the second quarter of 2022, the Board declared a distribution to Shareholders of approximately US$115.8 million, or approximately US$1.31 per share (declared as a CDN$150 million distribution), representing a return of capital distribution pursuant to the 2022 Plan of Liquidation. This distribution was paid in the second quarter of 2022 following the closing of the 2degrees Sale on May 19, 2022, and represented the initial and primary distribution of the net cash proceeds of the sale.

Subsequent to June 30, 2023, the Board declared a second distribution to Shareholders of approximately US$20.8 million, or approximately US$0.23 per share (declared as a CDN$27.5 million distribution). This distribution was paid in the third quarter of 2023 following the release of the proceeds held in escrow from the 2degrees Sale in June 2023.
Any future additional return of capital distributions will depend on the Company’s corporate expenses, financial condition and other factors as determined by the Board.
Security Ownership
The following table sets forth information as of the Record Date, regarding the beneficial ownership of our Common Shares by (i) each Person we know to be the beneficial owner of 5% or more of our Common Shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more Shareholder, as the case may be. Percentage of beneficial ownership is calculated based on 88,627,593 Common Shares outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to Persons who possess sole or shared voting power or investment power with respect to those securities and includes Common Shares issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the Persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the address for each Person set forth on the table below is c/o Trilogy International Partners Inc., 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004, USA.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Shareholder:
SG Enterprises II, LLC	16,908,563	19.1
Anson Funds Management LP	8,980,250(1)	10.1
Alignvest Management Corporation	8,214,622(2)	9.3

Executive Officers and Directors:
John W. Stanton	16,908,563(3)	19.1
Bradley J. Horwitz	4,419,246	4.99
Mark Kroloff	611,227	0.7
Scott Morris	990,656	1.1
Andrew Davies	29,315	0.0
1.
Anson Funds Management LP, a Texas limited partnership (“AFM”), is a registered Investment Advisor under U.S. securities laws. According to the Statement on Schedule 13G/A filed by AFM on February 14, 2024 with the SEC, AFM, Anson Management GP LLC, Mr. Bruce R. Winson, Anson Advisors Inc., Mr. Amin Nathoo and Mr. Moez Kassam are the beneficial owners of the Common Shares held by AFM. Anson Funds Management LP reports its principal address as 1600 Dallas Parkway, Suite 800, Dallas, TX 75248.

2.
Holdings reflect the holdings of Alignvest Management Corporation (“AMC”) and two affiliated investment funds, Alignvest Partners Master Fund LP and Alignvest AQX LP. AMC reports its business address as 1027 Yonge Street, Suite 200, Toronto, Ontario, Canada, M4W 2K9.

3.
16,908,563 Common Shares are beneficially controlled or directed, directly or indirectly by John W. Stanton through the Purchaser, an entity owned and controlled by John W. Stanton and Theresa E. Gillespie.

The direct and indirect benefits of accepting or refusing the Arrangement to any of the beneficial owners provided in the table above are described in this Circular. See “Special Factors – Background of the Arrangement” beginning on page 8, “Special Factors – Recommendation of the Special Committee; Reasons for the Arrangement; Recommendation of the Board; and Fairness Opinion” beginning on page 11.
DELISTING AND DEREGISTRATION OF COMMON SHARES
If the Arrangement is completed, the Company intends to apply to have the Common Shares delisted from the TSXV and deregistered under the U.S. Exchange Act. As a result, we would no longer file periodic reports with the SEC on account of the Common Shares.

COURT APPROVAL OF THE ARRANGEMENT
Interim Order
The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this Circular, the Company obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Annex J to this Circular.
Final Order
Subject to the approval of the Arrangement Resolution by Shareholders at the Special Meeting, the Company intends to make an application to the Court for the Final Order approving the Arrangement. The application for the Final Order is expected to take place at the courthouse of the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 (Pacific Time) on March 27, 2024, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. A copy of the Petition and Notice of Hearing of Petition is set forth in Annex K to this Circular.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended in any manner the Court may direct, subject to the compliance with such terms and conditions, if any, as the Court thinks fit. Depending upon the nature of any required amendments, the Company may determine not to proceed with the Arrangement.
Any Shareholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a Response to Petition by no later than 4:00 P.M. (Pacific Time) on March 25, 2024, along with any other documents required, all as set out in the Interim Order and the Petition and Notice of Hearing of Petition, the texts of which are set out in Annex J and Annex K to this Circular, and satisfy any other requirements of the Court. Such Persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those Persons having previously filed and served a Response to Petition will be given notice of the adjournment.
Assuming that the Final Order is granted on March 27, 2024, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about March 28, 2024 and, in any event, within two Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set forth in the Arrangement Agreement.
The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Shareholder approval at the Special Meeting or applicable regulatory approvals.
For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of Petition and Notice of Hearing of Petition attached at Annex K to this Circular. The Petition and Notice of Hearing of Petition constitute notice of the Court hearing of the application for the Final Order and are your only notice of the Court hearing.
DISSENT RIGHTS
The following is a summary of the provisions of the BCBCA relating to a Shareholder’s dissent and appraisal rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Holder who seeks payment of the fair value of its Common Shares and is qualified in its entirety by reference to the full text of Division 2 of Part 8 of the BCBCA (the full text of Division 2 of Part 8 of the BCBCA is attached to this information circular as Annex C), as modified by the Plan of Arrangement, the Interim Order and the Final Order.
The statutory provisions dealing with the right of dissent are technical and complex. Any failure by a Shareholder to fully comply with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, and the Final Order, may result in the loss of that holder’s Dissent Rights. It is strongly suggested that any Shareholder wishing to dissent seek independent legal advice.

The Interim Order expressly provides Registered Shareholders as of the Record Date with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Holder is entitled to be paid the fair value (determined as of immediately before the passing of the Arrangement Resolution) of all, but not less than all, of the holder’s Common Shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.
In many cases, Common Shares beneficially owned by a holder are registered either (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of such shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Beneficial Shareholder will not be entitled to exercise its rights of dissent directly (unless the shares are re-registered in the Beneficial Shareholder’s name).
With respect to Common Shares in connection to the Arrangement, pursuant to the Interim Order, a Registered Shareholder who wishes to dissent, other than an affiliate of the Company, notwithstanding Section 242(2) of the BCBCA, must (i) deliver the written notice of dissent to the Arrangement Resolution to the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com not later than 5:00 p.m. (Pacific Time) on the day that is two Business Days immediately preceding the Special Meeting (as may be postponed or adjourned from time to time); and (ii) otherwise strictly comply with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, and the Final Order.
To exercise Dissent Rights, a Registered Shareholder as of the Record Date must dissent with respect to all Common Shares of which it is the registered and beneficial owner. A Registered Shareholder who wishes to dissent must deliver written notice of dissent to the Company as set forth above and such notice of dissent must strictly comply with the requirements of Section 242 of the BCBCA. Beneficial Shareholders who wish to exercise Dissent Rights must cause each Registered Shareholder holding its Common Shares to deliver the notice of dissent.
To exercise Dissent Rights, a Registered Shareholder must prepare a separate notice of dissent for itself, if dissenting on its own behalf, and for each other Beneficial Shareholder who beneficially owns Common Shares registered in the Shareholder’s name and on whose behalf the Shareholder is dissenting; and a Registered Shareholder must dissent with respect to all of the Common Shares registered in its name or if dissenting on behalf of a Beneficial Shareholder, with respect to all of the Common Shares registered its name and beneficially owned by the Beneficial Shareholder on whose behalf the Shareholder is dissenting. The notice of dissent must set out the Notice Shares and: (a) if such Common Shares constitute all of the Common Shares of which the Shareholder is the registered and beneficial owner and the Shareholder owns no other Common Shares beneficially, a statement to that effect; (b) if such Common Shares constitute all of the Common Shares of which the Shareholder is both the registered and beneficial owner, but the Shareholder owns additional Common Shares beneficially, a statement to that effect and the names of the Registered Shareholders, the number of Common Shares held by each such Registered Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Common Shares; or (c) if the Dissent Rights are being exercised by a Registered Shareholder who is not the beneficial owner of such Common Shares, a statement to that effect and the name and address of the Beneficial Shareholder and a statement that the Registered Shareholder is dissenting with respect to all Common Shares of the Beneficial Shareholder registered in such Registered Shareholder’s name.
If the Arrangement Resolution is approved by Shareholders, and the Company notifies a Registered Shareholder of Notice Shares of the Company’s intention to act upon the Arrangement Resolution pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Shareholder must, within one month after the Company gives such notice, send to the Company a written statement that such Shareholder requires the purchase of all of the Notice Shares in respect of which such Shareholder has given notice of dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Shareholder on behalf of a Beneficial Shareholder), whereupon, subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Shareholder becomes a Dissenting Holder, and is bound to sell and the Purchaser is bound to purchase those Common Shares. Such Dissenting Holder may not vote, or exercise or assert any rights of a Shareholder in respect of such Notice Shares, other than the rights set forth in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order.

Dissenting Holders who are:
(a)
ultimately entitled to be paid fair value for their Common Shares, will be paid an amount equal to such fair value by the Purchaser, and will be deemed to have transferred such Common Shares as of the Effective Time to the Purchaser, without any further act or formality, and free and clear of all Liens, claims and encumbrances; or

(b)
ultimately not entitled, for any reason, to be paid fair value for their Common Shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-Dissenting Shareholder and will be entitled to receive only US$0.07 in exchange for each Common Share held pursuant to the Plan of Arrangement.

If a Dissenting Holder is ultimately entitled to be paid by the Purchaser for their Dissent Shares, such Dissenting Holder may enter an agreement with the Purchaser for the payout value of such Dissent Shares. If such Dissenting Holder does not reach an agreement with the Purchaser, such Dissenting Holder, or the Purchaser, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Purchaser to make application to the Court. The Dissenting Holder will be entitled to receive the fair value that the Common Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the vote (unless such exclusion would be inequitable). After a determination of the payout value of the Dissent Shares, the Purchaser must then promptly pay that amount to the Dissenting Holder.
In no case will the Purchaser, the Depositary or any other person be required to recognize Dissenting Holders as Shareholders of the Company after the Effective Time, and the names of such Dissenting Holders will be deleted from the central securities register as Shareholders of the Company at the Effective Time.
In no circumstances will the Purchaser, the Company or any other person be required to recognize a Person as a Dissenting Holder: (i) unless such Person is the holder of the Common Shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time; (ii) if such Person has voted or instructed a proxy holder to vote such Notice Shares “FOR” the Arrangement Resolution; or (iii) unless such Person has strictly complied with the procedures for exercising Dissent Rights set out in Division 2 of Part 8 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order and does not withdraw such notice of dissent prior to the Effective Time.
In no circumstances will the Purchaser, the Company or any other person be required to recognize a Dissenting Holder as the holder of any Common Share in respect of which Dissent Rights have been validly exercised at and after the completion of the steps contemplated in Section 2.3 of the Plan of Arrangement. Holders of options will not be entitled to exercise Dissent Rights in respect of options.
Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Holder if, before full payment is made for the Notice Shares, the Arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Holder withdraws the notice of dissent with the Company’s written consent. If any of these events occur, the Company must return the share certificates representing the Common Shares to the Dissenting Holder and the Dissenting Holder regains the ability to vote and exercise its rights as a Shareholder of the Company.
The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, and failure to do so may result in the loss of all Dissent Rights. Persons who are Beneficial Shareholders registered in the name of an Intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Common Shares is entitled to dissent.
If you dissent there can be no assurance that the amount you receive as fair value for your Common Shares will be more than or equal to the Consideration under the Arrangement.
Accordingly, each Shareholder wishing to avail itself of the Dissent Rights should carefully consider and comply with the provisions of the Interim Order and Sections 237 to 247 of the BCBCA. The text of Division 2 of Part 8 of the BCBCA is attached to this Circular as Annex C, and the Interim Order will be provided with the Circular when mailed.

WHERE YOU CAN FIND MORE INFORMATION
Additional information relating to the Company is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
The auditor of the Company is Grant Thornton LLP, Independent Registered Public Accounting Firm, having an address at 2010 156th Avenue NE, Suite 300, Bellevue, WA 98007, United States.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with SEC on March 30, 2023, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 filed with the SEC on November 13, 2023, including management’s discussion and analysis for such periods, are attached to this Circular as Annexes G and H, respectively, and are included in and constitute part of, this Circular (except with respect to any reference in such documents to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995). The aforementioned Annual Report and Quarterly Report are filed on SEDAR+ and EDGAR and will be sent without charge to any Shareholder upon request by requesting them in writing from the Company at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004, USA.
Because the Arrangement is a “going private” transaction, the Company, the Purchaser Group, and the Purchaser have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Arrangement. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC. We urge you to read the entire Schedule 13E-3 carefully, including the exhibits, in connection with your consideration of the Arrangement.
No Persons have been authorized to give any information or to make any representations other than those contained in this Circular and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Circular is dated February 21, 2024. You should not assume that the information contained in this Circular is accurate as of any date other than that date, and the mailing of this Circular to Shareholders shall not create any implication to the contrary.
No Persons have been authorized to give any information or to make any representations other than those contained in this Circular and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Circular is dated February 21, 2024. You should not assume that the information contained in this Circular is accurate as of any date other than that date, and the mailing of this Circular to Shareholders shall not create any implication to the contrary.
The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it is made.

GLOSSARY OF TERMS
In this Circular, the following capitalized words and terms shall have the following meanings:
“2022 Plan of Liquidation” means the plan of liquidation adopted by the Board on June 10, 2022.
“2degrees” means Two Degrees Group Limited.
“2degrees Sale” means Voyage Digital’s acquisition of all of the issued and outstanding shares in the capital of 2degrees owned by Tesbrit and TINZ.
“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any affiliate of the Purchaser) after the date of the Arrangement Agreement relating to: (i) any direct or indirect acquisition, sale, disposition (or any lease or other arrangement having the same economic effect as a sale or disposition), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities or any other equity interests (including securities convertible into or exercisable or exchangeable for securities or equity interests) of the Company or any of its Subsidiaries; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries; (iv) any other similar transaction or series of transactions involving the Company or any of its Subsidiaries; or (v) any other transaction, the consummation of which would reasonably be expected to impede, prevent or delay the transactions contemplated by the Arrangement Agreement or the Arrangement.
“Additional Securities” has the meaning ascribed thereto in the Voting Agreements.
“Advisory Agreement” means the agreement pursuant to which Haywood was formally engaged by the Special Committee dated November 16, 2023, between Haywood and the Company, on behalf of the Special Committee;
“affiliate” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions.
“Alignvest” has the meaning ascribed thereto under the heading “Information About Trilogy – Company Background”.
“Alignvest Arrangement” means the qualifying acquisition under which Alignvest effected a business combination with Trilogy LLC by way of a court approved plan of arrangement.
“Alignvest Arrangement Agreement” means the arrangement agreement dated November 1, 2016, between Alignvest and Trilogy LLC (as amended December 20, 2016).
“Annual Financial Statements” means the audited consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2022, together with the notes thereto and the auditor’s report thereon.
“Arrangement” means the arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement.
“Arrangement Agreement” means the arrangement agreement dated December 19, 2023, between the Company and the Purchaser, including the schedules attached thereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Arrangement Resolution” means the special resolution of the Shareholders authorizing the Arrangement to be considered and voted on at the Special Meeting, substantially in the form attached as Annex B hereto.
“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder.
“Beneficial Shareholder” means a Person who holds Common Shares through an Intermediary or who otherwise does not hold Common Shares in the Person’s name.

“Blakes” means Blake, Cassels & Graydon LLP, in its capacity as legal counsel to the Company.
“Board” means the board of directors of the Company.
“Board Recommendation” has the meaning ascribed thereto in Section 2.4(2) of the Arrangement Agreement.
“Business Day” means any day of the year, other than a Saturday, Sunday or any other day when banks in Vancouver, British Columbia are not generally open for business.
“Circular” means the notice of Special Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent to the Shareholders in connection with the Special Meeting, as amended, supplemented or otherwise modified.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means the common shares without par value of the Company.
“Company” means Trilogy International Partners Inc.
“Company Assets” means all of the assets, properties, permits, rights or other privileges (whether contractual or otherwise) of the Company and its Subsidiaries.
“Company Employees” means the officers and employees of the Company and its Subsidiaries.
“Company Subsidiaries” means, collectively TIPIH, Trilogy International Partners LLC, Trilogy International South Pacific Holdings LLC, Trilogy International South Pacific LLC, Trilogy International New Zealand LLC, Trilogy International Latin Territories LLC, Trilogy International Latin America I LLC, Trilogy International Latin America II LLC, Trilogy International Latin America III LLC, and Western Wireless International Ivory Coast LLC.
“Consideration” means $0.07 in cash per Common Share.
“Court” means the Supreme Court of British Columbia.
“CRA” has the meaning ascribed thereto under the heading “Material Canadian Federal Income Tax Consequences of the Arrangement”.
“Depositary” or “TSX Trust” means TSX Trust Company.
“Dissent Procedures” means the dissent procedures, as described in the Interim Order.
“Dissent Rights” means the rights of dissent in respect of the Arrangement described in Section 3.1 of the Plan of Arrangement.
“Dissent Shares” means the Common Shares held by any of Dissenting Holders.
“Dissenting Holders” means a Registered Shareholder as of the Record Date who has duly and validly exercised its Dissent Rights in strict compliance with Sections 242 to 247 of the BCBCA, as modified by the Interim Order or the Final Order and Section 3.1 of the Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.
“DRS” means direct registration statement.
“EDGAR” means the Electronic Data Gathering Analysis and Retrieval system.
“Effective Date” means the effective date of the Arrangement pursuant to Section 2.8 of the Arrangement Agreement.
“Effective Time” means 12:01 a.m. (Pacific Time) on the Effective Date, or such other time on the Effective Date as the Parties may agree in writing.
“Employee Plans” means all employee benefit, fringe benefit, health, welfare, medical, dental, life insurance, supplemental unemployment benefit, bonus, commissions, profit sharing, option, phantom stock, stock appreciation, savings, insurance, incentive, incentive compensation, deferred compensation, termination, severance, change of control, share purchase, share compensation, disability, retirement, pension, supplemental retirement plans and similar employee or director compensation or benefit plans, policies, trusts, funds, agreements or arrangements for the benefit of directors or former directors of the Company or any of its Subsidiaries, Company Employees or former

Company Employees, which are maintained, sponsored or funded by or binding upon the Company or any of its Subsidiaries, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered, in respect of which the Company or any of its Subsidiaries may have any liability (contingent or otherwise), other than benefit plans established pursuant to statute.
“Expense Fee” means the amount equal to all out-of-pocket expenses incurred by the Purchaser (up to a maximum of $100,000) in connection with the Arrangement Agreement and the Arrangement.
“Fairness Opinion” means the oral and subsequent written opinion of Haywood to the effect that, as of the date of such opinion, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders (excluding the Purchaser and its affiliates). The full text of the Fairness Opinion dated December 19, 2023 is attached as Annex B to this Circular.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation or amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal, including all amendments thereto made prior to the Effective Time.
“Financial Statements” means, collectively, the Annual Financial Statements and the Interim Financial Statements.
“Former Shareholder” means a Shareholder immediately after the Effective Time.
“GAAP” means those accounting principles which are recognized as being generally accepted in the United States from time to time at the relevant time applied on a consistent basis.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the TSXV.
“Haywood” means Haywood Securities Inc.
“Initial Purchaser Early Warning Report” means the Form 62-103F1 – Required Disclosure under the Early Warning Requirements dated November 13, 2023 filed by the Purchaser on the Company’s SEDAR+ profile disclosing, among other things, that the Purchaser had informed the Company that it was prepared to negotiate with the Company a transaction in which the Purchaser would acquire all of the issued Common Shares that the Purchaser does not already own in order to facilitate the distribution of the Company’s remaining cash and reduce the Company’s cost.
“Interim Financial Statements” means the unaudited condensed interim financial statements of the Company for the period ended September 30, 2023, together with the notes thereto.
“Interim Order” means the interim order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Special Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, in connection with the Arrangement, each acting reasonably, and attached as Annex J to this Circular.
“Intermediary” means, collectively, a broker, investment dealer, bank, trust company, nominee or other intermediary.
“IRS” means the U.S. Internal Revenue Service.
“Key Consents” means any third-party consents, waivers, permits, orders and approvals that are necessary, proper or advisable to consummate the transactions contemplated by the Arrangement Agreement and the failure of which to obtain, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect or would be reasonably expected to be material and adverse to the Purchaser.

“Law” or “Laws” means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Letter of Transmittal” means the letter of transmittal to be sent to the Shareholders together with this Circular providing for the delivery of Common Shares by Registered Shareholders to the Depositary.
“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Material Adverse Effect” has the meaning ascribed thereto in Section 1.1 of the Arrangement Agreement.
“Material Contract” has the meaning ascribed thereto in Section 1.1 of the Arrangement Agreement.
“Meeting Materials” means the notice of meeting, this Circular, the instrument of proxy and the Letter of Transmittal.
“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.
“Minimum Cash Amount” means $7,000,000.
“NI 54-101” means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.
“NOBO” means “non-objecting beneficial owners” and refers to Beneficial Shareholders who have not objected to their nominee disclosing certain ownership information about themselves to the Company.
“Non-Resident Holder” has the meaning ascribed thereto in “Material Canadian Federal Income Tax Consequences of the Arrangement – Holders Not Resident in Canada”.
“Notice Shares” means, in relation to a notice of dissent, the Common Shares in respect of which dissent is being exercised under the notice of dissent.
“NuevaTel” means Empresa de Telecomunicaciones NuevaTel (PCS de Bolivia), S.A.
“OBCA” means the Business Corporations Act (Ontario) and the regulations thereunder.
“OBO” means “objecting beneficial owners” and refers to those non-registered Shareholders who have objected to their nominee disclosing ownership information about themselves to the Company.
“ordinary course of business” means, with respect to an action taken by the Company, that such action is consistent with the past practices of the Company and is taken in the ordinary course of the normal day-to-day operations of the business of the Company, which currently consists of limited head office operations related to maintaining the Company’s corporate existence and satisfying its ongoing reporting obligations under applicable Securities Laws.
“Outside Date” means March 29, 2024 or such later date as may be agreed to in writing by the Parties.
“Parties” means, collectively, the Purchaser and the Company, and “Party” means any of them.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“PFIC” means a Passive Foreign Investment Company.
“Plan of Arrangement” means the plan of arrangement to give effect to the Arrangement in the form attached as Annex E to this Circular and any amendment or variation thereto made in accordance with its provisions or made at the direction of the Court in the Final Order.

“Pre-Acquisition Reorganization” has the meaning ascribed to such term under the heading “The Arrangement Agreement – Covenants Related to Pre-Acquisition Reorganization”.
“Purchaser” means SG Enterprises II, LLC.
“Purchaser Group” means John W. Stanton and Theresa E. Gillespie.
“Record Date” means the record date for determining the Shareholders entitled to receive notice of and to vote at the Special Meeting, being the close of business on January 26, 2024 (Pacific Time) pursuant to the Interim Order.
“Registered Shareholder” means a registered holder of Common Shares as recorded in the Shareholder register of the Company.
“Representatives” means, collectively, any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries.
“Required Shareholder Approval” means the approval of the Arrangement Resolution by (i) at least 66 2∕3% of the votes cast on such resolution by Shareholders present in person or represented by proxy and entitled to vote at the Special Meeting; and (ii) a simple majority of the votes cast on such resolution by Shareholders present in person or represented by proxy and entitled to vote at the Special Meeting, but excluding the votes attached to the Common Shares held by the Purchaser in accordance with Section 8.1(2) of MI 61-101.
“Resident Holder” has the meaning ascribed thereto in “Material Canadian Federal Income Tax Considerations – Holders Resident in Canada”.
“Securities Laws” means the applicable securities legislation of each of the provinces and territories of Canada, and all rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder, as amended from time to time prior to the Effective Date and federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder.
“SEDAR+” means the System for Electronic Document Analysis and Retrieval+.
“Shareholders” means holders of the Common Shares.
“Special Committee” means the committee of independent directors of the Board consisting of Mark Kroloff and Andrew Davies.
“Special Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof, to be convened to consider and, if deemed advisable, to adopt the Arrangement Resolution.
“Subject Securities” has the meaning ascribed thereto in the Voting Agreements.
“Subsidiary” means, with respect to a Person, any entity, whether incorporated or unincorporated: (i) of which such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person and/or by any one or more of its Subsidiaries; and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person or Persons: (i) to acquire not less than all of the outstanding Common Shares not owned by the Person(s) making such Acquisition Proposal or its affiliates or all or substantially all of the assets of the Company on a consolidated basis; (ii) that complies with Securities Laws; (iii) that is reasonably capable of being completed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person(s) making such Acquisition Proposal; and (iv) in respect of which the Board and any relevant committee thereof determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to Shareholders than the Arrangement.

“Supporting Company Shareholders” means each of the directors and officers of the Company who have entered into Voting Agreements, who, as of the Record Date, collectively hold, directly or indirectly, approximately 26% of the issued and outstanding Common Shares.
“Tax” or “Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any Party.
“Tax Act” has the meaning ascribed thereto in “Material Canadian Federal Income Tax Consequences of the Arrangement”.
“Tax Proposals” has the meaning ascribed thereto in “Material Canadian Federal Income Tax Consequences of the Arrangement”.
“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.
“Tesbrit” means Tesbrit B.V.
“TINZ” means Trilogy International New Zealand LLC.
“TIPIH” means Trilogy International Partners Intermediate Holdings Inc.
“TIPIH Conversion” means the statutory conversion of TIPIH into a limited liability company pursuant to the Laws of the State of Delaware.
“Trilogy LLC” means Trilogy International Partners LLC.
“TSXV” means the NEX board of the TSX Venture Exchange.
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“VIF” means voting instruction form.
“Voting Agreements” means the agreements to vote “FOR” the Arrangement from each of the Supporting Company Shareholders.
“Voyage Digital” means Voyage Digital (NZ) Limited.

APPROVAL OF DIRECTORS
The contents of this Circular and the sending thereof to each security holder of the Company have been approved by the board of directors of the Company.

ANNEX A

EXECUTION VERSION
SG ENTERPRISES II, LLC

and

TRILOGY INTERNATIONAL PARTNERS INC.
ARRANGEMENT AGREEMENT

December 19, 2023
A-1

A-i

SCHEDULE
SCHEDULE “A”	PLAN OF ARRANGEMENT
SCHEDULE “B”	ARRANGEMENT RESOLUTION
SCHEDULE “C”	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
SCHEDULE “D”	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
SCHEDULE “E”	FORM OF VOTING AGREEMENT
A-ii

ARRANGEMENT AGREEMENT
THIS AGREEMENT is made as of December 19,2023,
AMONG:
SG ENTERPRISES II, LLC, a limited liability company formed under the laws of the State of Washington
(the “Purchaser”)
- and –
TRILOGY INTERNATIONAL PARTNERS INC., a corporation continued under the laws of British Columbia
(the “Company”).
NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1 Defined Terms.
As used in this Agreement, the following terms have the following meanings:
“2022 Plan of Liquidation” means the plan of liquidation adopted by the Board on June 10, 2022.
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any affiliate of the Purchaser) after the date of this Agreement relating to: (i) any direct or indirect acquisition, sale, disposition (or any lease or other arrangement having the same economic effect as a sale or disposition), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities or any other equity interests (including securities convertible into or exercisable or exchangeable for securities or equity interests) of the Company or any of its Subsidiaries; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries; (iv) any other similar transaction or series of transactions involving the Company or any of its Subsidiaries; or (v) any other transaction, the consummation of which would reasonably be expected to impede, prevent or delay the transactions contemplated by this Agreement or the Arrangement.
“affiliate” has the meaning specified in National Instrument 45-106 – Prospectus Exemptions.
“Agreement” means this arrangement agreement (including the Schedules hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.
“Annual Financial Statements” means the audited consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2022, together with the notes thereto and the auditor’s report thereon.
“Applicable Canadian Securities Laws” the applicable securities legislation of each of the provinces and territories of Canada, and all rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder, as amended from time to time prior to the Effective Date.
“Arrangement” means an arrangement proposed pursuant to Section 288 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement, the Interim Order or made at the direction of the Court in the Final Order (provided, however, that any such amendment or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

“Arrangement Resolution” means the special resolution to be considered and, if thought fit, passed by the Company Shareholders approving the Plan of Arrangement at the Company Meeting substantially on the terms and in the form set out in Schedule “B”.
“associate” has the meaning specified in the Securities Act (British Columbia).
“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Board” means the board of directors of the Company as constituted from time to time.
“Board Recommendation” has the meaning ascribed thereto in Section 2.4(2).
“Breaching Party” has the meaning ascribed thereto in Section 4.8(3).
“Business Day” means any day of the year, other than a Saturday, Sunday or any other day when banks in Vancouver, British Columbia are not generally open for business.
“Closing Certificate” means a certificate in form acceptable to both the Company and the Purchaser which, when signed by an authorized representative of both the Company and the Purchaser, will constitute their acknowledgement that the conditions precedent to the implementation of the Plan of Arrangement pursuant to the Arrangement Agreement have been satisfied to their respective satisfaction or waived.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Agreements” means collective agreements and related documents including benefit agreements, letters of understanding, letters of intent and other written communications (including arbitration awards) by which the Company and any of its Subsidiaries are bound.
“Common Shares” means the common shares in the capital of the Company.
“Company” has the meaning ascribed thereto in the Preamble.
“Company Assets” means all of the assets, properties, permits, rights or other privileges (whether contractual or otherwise) of the Company and its Subsidiaries.
“Company Circular” means the notice of the Company Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to Company Shareholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“Company’s Constating Documents” means the notice of articles of the Company and articles of the Company and all amendments thereto.
“Company Employees” means the officers and employees of the Company and its Subsidiaries.
“Company Meeting” means the special meeting of Company Shareholders, held to consider and, if thought fit, approve, among other things, the Arrangement Resolution.
“Company Public Record” means all documents publicly filed by or on behalf of the Company on SEDAR since December 31, 2021.
“Company Shareholders” means the holders of the Common Shares.
“Company Subsidiaries” means, collectively TIPIH, Trilogy International Partners LLC, Trilogy International South Pacific Holdings LLC, Trilogy International South Pacific LLC, Trilogy International New Zealand LLC, Trilogy International Latin Territories LLC, Trilogy International Latin America I LLC, Trilogy International Latin America II LLC, Trilogy International Latin America III LLC, Western Wireless International Ivory Coast LLC, and Cora de Comstar S.A.
“Consideration” means $0.07 in cash per Common Share.

“Contract” means any agreement, commitment, engagement, contract, franchise, licence, lease (including the Leases), obligation, undertaking or joint venture (written or oral) to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject.
“Court” means the Supreme Court of British Columbia.
“Depositary” means such Person as the Company may appoint to act as depositary for the Common Shares in relation to the Arrangement, with the approval of the Purchaser, acting reasonably.
“Disclosing Party” has the meaning ascribed thereto in Section 4.4(4).
“Dissent Rights” means the rights of dissent in respect of the Arrangement described in Section 3.1 of the Plan of Arrangement.
“Dissenting Holder” means a registered Company Shareholder as of the record date of the Company Meeting who has duly and validly exercised its Dissent Rights in strict compliance with Sections 242 to 247 of the BCBCA, as modified by the Interim Order or the Final Order and Section 3.1 of the Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.
“Effective Date” has the meaning ascribed thereto in Section 2.8(1).
“Effective Time” has the meaning ascribed thereto in the Plan of Arrangement.
“Employee Plans” means all employee benefit, fringe benefit, health, welfare, medical, dental, life insurance, supplemental unemployment benefit, bonus, commissions, profit sharing, option, phantom stock, stock appreciation, savings, insurance, incentive, incentive compensation, deferred compensation, termination, severance, change of control, share purchase, share compensation, disability, retirement, pension, supplemental retirement plans and similar employee or director compensation or benefit plans, policies, trusts, funds, agreements or arrangements for the benefit of directors or former directors of the Company or any of its Subsidiaries, Company Employees or former Company Employees, which are maintained, sponsored or funded by or binding upon the Company or any of its Subsidiaries, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered, in respect of which the Company or any of its Subsidiaries may have any liability (contingent or otherwise), other than benefit plans established pursuant to statute.
“Exchange” means the NEX board of the TSX Venture Exchange.
“Expense Fee” means the amount equal to all out-of-pocket expenses incurred by the Purchaser (up to a maximum of $100,000) in connection with this Agreement and the Arrangement.
“Fairness Opinion” means the oral and subsequent written opinion of Haywood Securities Inc. to the effect that, as of the date of such opinion, the Consideration to be received by the Company Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Company Shareholders.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation or amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal, including all amendments thereto made prior to the Effective Time.
“Financial Statements” means, collectively, the Annual Financial Statements and the Interim Financial Statements.
“GAAP” means those accounting principles which are recognized as being generally accepted in the United States from time to time at the relevant time applied on a consistent basis.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the Exchange.

“Interim Financial Statements” means the unaudited condensed interim financial statements of the Company for the period ended September 30, 2023, together with the notes thereto.
“Interim Order” means the interim order of the Court, contemplated by Section 2.2 of this Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, in connection with the Arrangement, each acting reasonably.
“Key Consents” means any third party consents, waivers, permits, orders and approvals that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement and the failure of which to obtain, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect or would be reasonably expected to be material and adverse to the Purchaser.
“Law” means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Leases” means the leases, subleases, licenses or occupancy agreements pursuant to which the Company or one of its Subsidiaries is the tenant, subtenant, licensee or occupier, as applicable.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Material Adverse Effect” means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances:
(a)
is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, condition (financial or otherwise), or liabilities (contingent or otherwise) of the Company and its Subsidiaries, taken as a whole or would, or would reasonably be expected to, prevent or materially delay the Company from consummating the transactions contemplated by this Agreement by the Outside Date, except any such change, event, occurrence, effect, state of facts or circumstances resulting from:

(i)
any change in global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, political, regulatory or market conditions or in national or global financial or capital markets;

(ii)	any adoption, proposal, implementation or change in Law, or in any interpretation of Law, by any Governmental Entity;
(iii)	any change in GAAP;
(iv)	any natural or man-made disaster or act of God (including epidemics, pandemics, disease outbreak (including COVID-19) other health crisis or public health event, or otherwise);
(v)	any actions taken (or omitted to be taken) by the Company pursuant to this Agreement or upon the request of the Purchaser;
(vi)	the announcement of this Agreement or the transactions contemplated hereby; or
(vii)
any change in the market price or trading volume of any securities of the Company (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), provided, however, that with respect to clauses (i) through to and including (iv), such matter does not have a materially disproportionate effect on the current or future business, operations, results of operations, assets, properties, capitalization, condition (financial or otherwise), liabilities (contingent or otherwise), prospects or privileges (whether contractual or otherwise) of the Company and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the same industry or jurisdictions in which the Company and its Subsidiaries operate.
“Material Contract” means (1) any partnership agreement, limited liability company agreement, joint venture agreement or similar agreement or arrangement relating to the formation, creation or operation of any partnership, limited liability company or joint venture in which the Company and/or its Subsidiaries have an interest; (2) any Contract: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness (currently outstanding or which may become outstanding) for borrowed money in excess of $50,000 in the aggregate; (iii) restricting the incurrence of indebtedness by the Company or any of its Subsidiaries or (including by requiring the granting of an equal and rateable Lien) the incurrence of any Liens on any properties or assets of the Company or any of its Subsidiaries, or restricting the payment of dividends by the Company or by any of its Subsidiaries; (iv) under which the Company or any of its Subsidiaries is obligated to make or expects to receive payments on an annual basis in excess of $50,000 or in excess of $100,000 over the remaining term; (v) that creates an exclusive dealing arrangement, right of first offer or refusal or “most favoured nation” obligation; (vi) that is a Collective Agreement or other agreement with a union; (vii) providing for employment, severance or change in control payments; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $50,000; (ix) that limits or restricts in any material respect (A) the ability of the Company or any Subsidiary to engage in any line of business or carry on business in any geographic area, or (B) the scope of Persons to whom the Company or any of its Subsidiaries may sell products or deliver services; (x) that requires the consent of any other party to the Contract to a change in control of the Company or any of its Subsidiaries; or (xi) that is otherwise material to the Company and its Subsidiaries, taken as a whole; (3) any Lease; and (4) the Agreement for Sale and Purchase of Shares in Two Degrees Group Limited made as of December 31, 2021, between Trilogy International New Zealand LLC, Tesbrit B.V., Voyage Digital (NZ) Limited and Voyage Australia Holdings Pty Limited as it may be amended, modified or supplemented from time to time in accordance with its terms.
“MI 61-101” means Multilateral Instrument 61-101 - Protection of Minority Shareholders in Special Transactions.
“Minimum Cash Amount” means $7,000,000.
“Misrepresentation” has the meaning ascribed thereto under Securities Laws.
“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations.
“officer” has the meaning ascribed thereto in the Securities Act (British Columbia).
“Ordinary Course” means, with respect to an action taken by the Company, that such action is consistent with the past practices of the Company and is taken in the ordinary course of the normal day-to-day operations of the business of the Company, which currently consists of limited head office operations related to maintaining the Company’s corporate existence and satisfying its ongoing reporting obligations under applicable Securities Laws.
“Outside Date” means March 29, 2024 or such later date as may be agreed to in writing by the Parties.
“Parties” means the Company and the Purchaser and “Party” means any one of them.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means the plan of arrangement, substantially in the form and substance as Schedule “A”, subject to any amendments or variations to such plan made in accordance with this Agreement, the Plan of Arrangement, in the Interim Order or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 4.6(1).

“Proceeding” means any action, cause of action, claim (including, without limitation, any claim for indemnification), demand, litigation, suit, investigation, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, whether in equity in law, in contract, in tort or otherwise.
“Purchaser” has the meaning ascribed thereto in the Preamble.
“Purchaser Information” has the meaning ascribed thereto in Section 2.4(3).
“Receiving Party” has the meaning ascribed thereto in Section 4.4(4).
“Representative” means, collectively, any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries.
“Securities Authority” means the British Columbia Securities Commission and the applicable securities commissions or securities regulatory authority of a province or territory of Canada.
“Securities Laws” means the Securities Act (British Columbia) and any other applicable Canadian provincial and territorial securities laws, rules and regulations and published policies thereunder.
“SEDAR” means the System for Electronic Document Analysis and Retrieval (and includes, for greater certainty, SEDAR+).
“Special Committee” means the committee of independent directors of the Board consisting of Mark Kroloff and Andrew Davies.
“Special Voting Share” has the meaning ascribed thereto in paragraph (j) of Schedule “C”.
“Subsidiary” means, with respect to a Person, any entity, whether incorporated or unincorporated: (i) of which such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person and/or by any one or more of its Subsidiaries; and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person or Persons: (i) to acquire not less than all of the outstanding Common Shares not owned by the Person(s) making such Acquisition Proposal or its affiliates or all or substantially all of the assets of the Company on a consolidated basis; (ii) that complies with Securities Laws; (iii) that is reasonably capable of being completed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person(s) making such Acquisition Proposal; and (iv) in respect of which the Board and any relevant committee thereof determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to Company Shareholders than the Arrangement.
“Superior Proposal Notice” has the meaning specified in Section 5.2(1)(b).
“Supporting Company Shareholders” means each of the directors and officers of the Company.
“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended from time to time.
“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.
“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party.
“Terminating Party” has the meaning specified in Section 4.8(3).
“Termination Notice” has the meaning specified in Section 4.8(3).
“TIPIH” means Trilogy International Partners Intermediate Holdings Inc.
“TIPIH Conversion” means the statutory conversion of TIPIH into a limited liability company pursuant to the laws of the State of Delaware.
“Voting Agreements” means the agreements to vote in favour of the Arrangement from each of the Supporting Company Shareholders, in substantially the form attached as Schedule “E” to this Agreement.
Section 1.2 Certain Rules of Interpretation.
In this Agreement, unless otherwise specified:
(1)
Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Agreement.

(2)	Currency. All references to dollars or to $ are references to United States dollars unless otherwise specified.
(3)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
(4)
Certain Phrases, etc. The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term “Agreement” and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it.

(5)	Capitalized Terms. All capitalized terms used in any Schedule have the meanings ascribed to them in this Agreement.
(6)
Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of the Company, it is deemed to refer to the knowledge of the Company or any of its officers and directors, after reasonable and diligent inquiry.

(7)
Accounting Terms. All accounting terms are to be interpreted in accordance with GAAP and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with GAAP.

(8)
Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(9)
Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day.

(10)	Time References. References to time are to local time, Vancouver, British Columbia.
(11)
Subsidiaries. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Company, each such provision shall be construed as a covenant by the Company to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

(12)
Consent. If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

(13)	Schedules. The schedules attached to this Agreement form an integral part of this Agreement for all purposes of it.
ARTICLE 2
THE ARRANGEMENT
Section 2.1 Arrangement
The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.
Section 2.2 Interim Order
As soon as reasonably practicable after the date of this Agreement, and in any event in sufficient time to hold the Company Meeting in accordance with Section 2.3, the Company shall, pursuant to Section 291 of the BCBCA and, in cooperation with the Purchaser and in a manner acceptable to the Purchaser, acting reasonably, prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:
(i)	for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;
(ii)
for confirmation of the record date for the purposes of determining the Company Shareholders entitled to receive notice of and vote at the Company Meeting (which record date shall be fixed and filed by the Company in consultation with the Purchaser, each acting reasonably) and that such record date will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting, unless required by Law;

(iii)	that the required level of approval for the Arrangement Resolution shall be the affirmative vote of:
(A)	66 2∕3% of the votes cast on the Arrangement Resolution by Company Shareholders present in person or represented by proxy at the Company Meeting; and
(B)
to the extent required by MI 61-101, a majority of the votes cast on the Arrangement Resolution by Company Shareholders present in person or represented by proxy at the Company Meeting, excluding for this purpose votes cast by or on behalf of persons described in items (a) through (d) of section 8.1(2) of MI 61-101;

(iv)
that, subject to the foregoing and in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(v)	for the grant of the Dissent Rights to those Company Shareholders who are registered holders of Common Shares as of the record date of the Company Meeting;
(vi)	for notice requirements with respect to the presentation of the application to the Court for the Final Order;
(vii)
that the Company Meeting may be adjourned or postponed from time to time by the Company with the consent of the Purchaser without the need for additional approval of the Court and without the need for first convening the Company Meeting or first obtaining any vote of Company Shareholders respecting any such adjournments or postponements and notice of any such adjournments or postponements shall be given by such method as the Board may determine is appropriate in the circumstances;

(viii)
that each Company Shareholder entitled to the Consideration pursuant to the Arrangement, and any other affected person, will have the right to appear before the Court so long as they enter an appearance within a reasonable time and are in accordance with the procedures set out in the Interim Order;

(ix)
that the deadline for the submission of proxies by Company Shareholders for the Company Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the Company Meeting, subject to waiver by the Company in accordance with the Company’s Constating Documents and the terms of this Agreement; and

(x)	for such other matters as the Purchaser may reasonably require subject to obtaining the prior written consent of the Company, such consent not to be unreasonably withheld or delayed.
Section 2.3 The Company Meeting
(1)	The Company shall:
(a)
convene and conduct the Company Meeting in accordance with the Interim Order, the Company’s Constating Documents and Law on or before March 15, 2024 (or such later date as may be consented to by the Purchaser in writing), for the purpose of considering the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to by the Purchaser, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser, except as required or permitted under Section 2.3(1)(l), Section 4.8(3) or Section 5.2(2).

(b)
subject to the terms of this Agreement, use its commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Person that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Purchaser, acting reasonably, using dealer and proxy solicitation services firms and cooperating with any Persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution;

(c)
provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation services firm, as requested from time to time by the Purchaser;

(d)
permit the Purchaser to, on behalf of the management of the Company, directly or through a proxy solicitation services firm, actively solicit proxies in favour of the Arrangement Resolution on behalf of management of the Company in compliance with Law and disclose in the Company Circular that the Purchaser may make such solicitations;

(e)
consult with the Purchaser in fixing and publishing the date of the Company Meeting and the record date for the purposes of determining the Company Shareholders entitled to receive notice of and vote at the Company Meeting, give notice to the Purchaser of the Company Meeting and allow the Purchaser’s representatives and legal counsel to attend the Company Meeting;

(f)
not change the record date for the Company Shareholders entitled to receive notice of and vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law or approved by the Purchaser;

(g)
promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;

(h)
promptly advise the Purchaser of any communication (written or oral) from or claims brought by (or threatened to be brought by) any Person in opposition to the Arrangement and/or purported exercise or withdrawal of Dissent Rights by Company Shareholders. The Company shall not settle or compromise, or agree to settle or compromise, any such claims without the prior written consent of the Purchaser;

(i)
subject to Law, promptly advise the Purchaser of any material oral communications, and shall furnish promptly to the Purchaser a copy of each material notice, report, schedule or other document or communication delivered, filed or received by the Company from the Exchange, any of the Securities Authorities or any other Governmental Entity in connection with, or in any way affecting, the Company Meeting, the Arrangement or the transactions contemplated herein;

(j)
not change the record date for the Company Shareholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law or approved by the Purchaser;

(k)
at the request of the Purchaser from time to time, provide the Purchaser with a list (in both written and electronic form) of (i) the Company Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all Persons having rights issued by the Company to acquire Common Shares, and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, as applicable, and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Company Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request in order to be able to communicate with respect to the Arrangement with the Company Shareholders and with such other Persons as are entitled to vote on the Arrangement Resolution; and

(l)
at the request of the Purchaser, adjourn or postpone the Company Meeting to a date specified by the Purchaser that is not later than 15 Business Days after the date on which the Company Meeting was originally scheduled and in any event to a date that is not later than five Business Days prior to the Outside Date.

Section 2.4 The Company Circular
(1)
The Company shall, as promptly as reasonably practicable, prepare and complete, in consultation with the Purchaser, the Company Circular together with any other documents required by Law in connection with the Company Meeting and the Arrangement, and the Company shall, promptly after obtaining the Interim Order, cause the Company Circular and such other documents to be filed and sent to each Company Shareholder and other Person as required by the Interim Order and Law, in each case so as to permit the Company Meeting to be held by the date specified in Section 2.3(1).

(2)
The Company shall ensure that the Company Circular complies in all material respects with Law, does not contain any Misrepresentation (except that the Company shall not be responsible for any information included in the Company Circular relating to the Purchaser and its affiliates that was provided by the Purchaser expressly for inclusion in the Company Circular pursuant to Section 2.4(4)) and provides the Company Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Circular must include: (i) a copy of the Fairness Opinion received by the Board and the Special Committee (and any disclosure required by MI 61-101 and applicable Laws), (ii) a statement that the Special Committee has received the Fairness Opinion, and has, after receiving legal and financial advice, unanimously recommended that the Board approve the Arrangement Agreement and that the Company Shareholders vote in favour of the Arrangement Resolution, (iii) a statement that the Board has received the Fairness Opinion and has, after consulting with outside legal counsel and its financial advisors and receipt and review of a unanimous recommendation from the Special Committee, unanimously (other than those directors who had a disclosable interest in the Arrangement and abstained from voting) determined that the Arrangement Resolution is in the best interests of the Company and recommends that the Company Shareholders vote their Common Shares in favour of the Arrangement Resolution (the “Board Recommendation”) and (iv) a statement that, except to the extent prohibited by Applicable Canadian Securities Laws or the Interim Order, each director and senior officer of the Company intends to vote all of such individual’s Common Shares in favour of the Arrangement Resolution.

(3)
The Company shall give the Purchaser and its legal counsel a reasonable opportunity to review and comment on drafts of the Company Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its counsel, and agrees that all information relating solely to the Purchaser included in the Company Circular must be in a form and content satisfactory to the Purchaser, acting reasonably.

(4)
The Purchaser shall provide all necessary information concerning the Purchaser that is required by Law to be included by the Company in the Company Circular or other related documents to the Company in writing (“Purchaser Information”), and shall ensure that such information does not contain any Misrepresentation.

(5)
The Company shall promptly notify the Purchaser if it becomes aware that the Company Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Company Shareholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.
Section 2.5 Final Order
If (a) the Interim Order is obtained; and (b) the Arrangement Resolution is approved at the Company Meeting by the Company Shareholders as provided for in the Interim Order, then, subject to the terms of this Agreement, the Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA as soon as reasonably practicable, but in any event not later than five (5) Business Days after the Arrangement Resolution is approved at the Company Meeting or within such other time period as may be agreed upon by the parties, each acting reasonably.
Section 2.6 Court Proceedings
Subject to the terms of this Agreement, the Purchaser shall cooperate with, assist and consent to the Company seeking the Interim Order and the Final Order, including by providing to the Company on a timely basis any information required by applicable Law to be supplied by the Purchaser in connection therewith. In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:
(1)	diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order;
(2)
provide the Purchaser or its legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and give reasonable consideration to all such comments of the Purchaser and its legal counsel;

(3)
provide legal counsel to the Purchaser on a timely basis with copies of any notice of appearance, evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order, subject to applicable Laws;

(4)	ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;
(5)
not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, acting reasonably, provided the Purchaser is not required to agree or consent to any increase in, or variation of the form of, the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, set forth in any such filed or served materials or under this Agreement;

(6)
oppose any proposal from any Person that the Final Order contain any provision materially inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order do so only after notice to, and in consultation and cooperation with, the Purchaser; and

(7)
not object to legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company is advised of the nature of any submissions prior to the hearing and such submissions are not inconsistent with this Agreement or the Plan of Arrangement.

Section 2.7 The Arrangement
(1)	The Plan of Arrangement is the agreed plan of arrangement and shall not be amended, modified, supplemented, changed or varied, except in accordance with its terms and the terms of this Agreement.

Section 2.8 Effective Date
(1)
The Arrangement shall be effective at the Effective Time on the date that is the earlier of: (i) the date that is two Business Days after the satisfaction or waiver (subject to applicable Laws) of the conditions set forth in Article 6 (other than the delivery of items to be delivered on the Effective Date and the satisfaction of those conditions that, by their terms, cannot be satisfied until the Effective Date); and (ii) such date as is mutually agreed to in writing by the Parties (the “Effective Date”), and the Parties shall execute the Closing Certificate confirming the Effective Date.

(2)	From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the BCBCA.
(3)	The closing of the Arrangement will take place at the offices of Blake, Cassels & Graydon LLP, Vancouver, British Columbia or at such other location as may be agreed upon by the Parties.
Section 2.9 Payment of Consideration
The Purchaser shall, following receipt of the Final Order and at least one (1) Business Day prior to the Effective Date, transfer or cause to be transferred to the Depositary sufficient funds to satisfy the aggregate Consideration for the Common Shares as provided in the Plan of Arrangement, to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).
Section 2.10 Withholding Taxes
The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Shareholders under the Plan of Arrangement (including any payment to Dissenting Holders) such amounts as the Purchaser, the Company or the Depositary, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration under any provision of any Laws in respect of Taxes. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to the Company Shareholders in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.
Notwithstanding anything to the contrary herein, the Purchaser shall not withhold any amount payable to the Company Shareholders under the Plan of Arrangement otherwise required pursuant to Section 1445 of the Code, provided the Company satisfies the requirements of Section 6.2(9).
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of the Company
(1)
The Company represents and warrants to the Purchaser as set forth in Schedule “C” and acknowledges and agrees that the Purchaser is relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)	The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.
Section 3.2 Representations and Warranties of the Purchaser
(1)
The Purchaser represents and warrants to the Company as set forth in Schedule “D” and acknowledges and agrees that the Company is relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)	The representations and warranties of the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

ARTICLE 4
COVENANTS
Section 4.1 Conduct of Business of the Company.
(1)
The Company covenants and agrees that, subject to applicable Law, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the prior written consent of the Purchaser or as required or permitted by this Agreement, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the Ordinary Course and in accordance with applicable Law.

(2)
Without limiting the generality of Section 4.1(1), subject to applicable Law, the Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except in connection with the TIPIH Conversion or with the prior written consent of the Purchaser or as required or permitted by this Agreement, the Company shall use its reasonable commercial efforts to maintain and preserve intact the current business organization, assets and properties of the Company and its Subsidiaries, keep available the services of the present employees and agents of the Company and its Subsidiaries and maintain good relations with, and the goodwill of, landlords, creditors and all other Persons having business relationships with the Company and its Subsidiaries and, except in connection with the TIPIH Conversion or with the prior written consent of the Purchaser or as contemplated in the Plan of Arrangement, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its articles or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;
(b)	split, combine or reclassify any shares of the Company or of any Subsidiary;
(c)	redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries;
(d)
issue, grant, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of any shares of capital stock, securities, options, warrants or similar rights exercisable or exchangeable for or convertible into such capital stock, of the Company or any of its Subsidiaries;

(e)
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses;

(f)	reorganize, amalgamate or merge the Company or any Subsidiary;
(g)	reduce the capital of the shares of the Company or any of its Subsidiaries;
(h)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries, other than the 2022 Plan of Liquidation;
(i)
declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of any of the shares in the capital of the Company or the securities of any of its Subsidiaries, other than any dividends payable by a Subsidiary to the Company or any wholly-owned Subsidiary of the Company;

(j)
sell, pledge, lease, dispose of, surrender, lose the right to use, mortgage, license, encumber or otherwise dispose of or transfer any assets of the Company or of any of its Subsidiaries or any interest in any assets of the Company or its Subsidiaries having a value greater than $25,000 in the aggregate, other than in the Ordinary Course;

(k)	make any capital expenditure or commitment to do so which individually or in the aggregate exceeds $25,000;
(l)
make any material Tax election, information schedule, return or designation, except as required by Law or in a manner consistent with past practice, settle or compromise any material Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;
(m)	make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person;
(n)
prepay any long-term indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable, in one transaction or in a series of related transactions, with respect to any indebtedness for borrowed money or guarantees thereof in an amount, on a per transaction or series of related transactions basis, in excess of $25,000 other than indebtedness entered into in the Ordinary Course; provided that any indebtedness created, incurred, refinanced, assumed or for which the Company or any Subsidiary becomes liable in accordance with the foregoing shall be prepayable at the Effective Time without premium, penalty or other incremental costs (including breakage costs) in excess of $25,000, in the aggregate;

(o)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;
(p)
make any bonus or profit sharing distribution or similar payment of any kind, except to the extent that any such bonus, distribution, or payment has been disclosed to the Purchaser prior to the date of this Agreement;

(q)	make any change in the Company’s methods of accounting, except as required by concurrent changes in GAAP;
(r)
grant any increase in the rate of wages, salaries, bonuses, “change of control” or termination payments or other remuneration of any Company Employees, except to the extent that any such increase, payment or other remuneration has been disclosed to the Purchaser prior to the date of this Agreement;

(s)
except as required by Law: (i) adopt, enter into or amend any Employee Plan (other than entering into an employment agreement in the Ordinary Course with a new employee who was not employed by the Company or a Subsidiary on the date of this Agreement); (ii) pay any benefit to any director or officer of the Company or any of its Subsidiaries or to any Company Employee that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (iii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of the Company or any of its Subsidiaries or to any Company Employee; (iv) make any material determination under any Employee Plan that is not in the Ordinary Course; or (v) take or propose any action to effect any of the foregoing;

(t)	cancel, waive, release, assign, settle or compromise any material claims or rights;
(u)
commence, waive, release, assign, settle or compromise any litigation, proceedings or governmental investigations in excess of an amount of $25,000 individually or $50,000 in the aggregate or which would reasonably be expected to impede, prevent or delay the consummation of the transactions contemplated by this Agreement;

(v)	amend or modify or terminate or waive or assign any right under any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date hereof;
(w)	enter into, amend or modify any union recognition agreement, Collective Agreement or similar agreement with any trade union or representative body;
(x)
except as contemplated in Section 4.9, amend, modify, terminate, cancel or let lapse any material insurance (or re-insurance) policy of the Company or any Subsidiary in effect on the date of this Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies for substantially similar premiums are in full force and effect;

(y)
in respect of any Company Assets, waive, release, surrender, let lapse, grant or transfer any material right or value or amend, modify or change, or agree to modify or change, in any material respect any existing material Authorization, right to use, lease, contract, production sharing agreement, or other material document;

(z)
abandon or fail to diligently pursue any application for any material Authorizations, licenses, leases, or registrations or take any action, or fail to take any action, that could lead to the termination of any material Authorizations, licenses, leases or registrations;

(aa)	enter into or amend any Contract with any broker, finder or investment banker; or
(bb)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.
(3)
Except as contemplated in the Plan of Arrangement, the Consideration per Common Share shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend or distribution, consolidation, reorganization, recapitalization or other like change with respect to the Common Shares occurring after the date of this Agreement and prior to the Effective Time.

Section 4.2 Covenants of the Company Relating to the Arrangement
(1)
The Company shall perform, and shall cause its Subsidiaries to perform, all obligations required or desirable to be performed by the Company or any of its Subsidiaries under this Agreement, cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)	use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and Final Order applicable to it;
(b)
use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (A) necessary or advisable to be obtained under the Material Contracts in connection with the Arrangement or (B) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement (including the Key Consents), in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser;

(c)
use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and its Subsidiaries relating to the Arrangement;

(d)
use its commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

(e)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement; and

(f)
if requested by the Purchaser, assist in obtaining the resignations and releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Company’s Subsidiaries, and causing them to be replaced by Persons nominated by the Purchaser effective as of the Effective Time.

(2)	The Company shall promptly notify the Purchaser in writing of:
(a)	any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or state of facts which would reasonably be expected to have a Material Adverse Effect;
(b)
any event occurring prior to the Effective Time that, to the knowledge of Company, would render any representation or warranty of the Company untrue in any material respect if made on and as of the Effective Date;

(c)	any breach by the Company of its material obligations under this Agreement or under any Material Contract;
(d)
any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

(e)	any notice or other communication from any Governmental Entity in connection with the Agreement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser); or
(f)
any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company, its Subsidiaries or the Company Assets.

(3)
The Company will, in all material respects, subject to applicable law, conduct itself so as to keep the Purchaser fully informed as to the material decisions required to be made or actions required to be taken with respect to the operation of its business.

(4)	The Company shall, at its own expense, obtain the Fairness Opinion and promptly provide a copy to the Purchaser upon receipt thereof by the Company.
Section 4.3 Covenants of the Purchaser Relating to the Arrangement
(1)
The Purchaser shall perform all obligations required or desirable to be performed by it under this Agreement, cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(a)	use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and Final Order applicable to it;
(b)	use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;
(c)
use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

(d)	provide such assistance as may be required to exclude the votes of the Purchaser and its affiliates at the Company Meeting to the extent required pursuant to MI 61-101;
(e)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or the Arrangement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement, provided that nothing in this Agreement prevents the Purchaser and all of its affiliates from conducting business in the ordinary course; and

(f)
provide notice to the Company of any notice or other communication from any Governmental Entity in connection with the Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company).

(2)	Following the Effective Date, the Purchaser shall, at such time or times as may be determined by the Purchaser (in its sole discretion), cause the Company to carry out the 2022 Plan of Liquidation.

Section 4.4 Authorizations
(1)
As soon as reasonably practicable after the date hereof until the Effective Time, each of the Company and the Purchaser will cooperate with each other and use (and will cause their respective affiliates to use) commercially reasonable efforts to (i) promptly make all filings with, give all notices to, and obtain all Authorizations from, Governmental Entities that are required for the lawful completion of the transactions contemplated by this Agreement and the Plan of Arrangement, and (ii) take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary, proper or advisable, to obtain as promptly as practicable all such Authorizations from Governmental Entities.

(2)
The Company shall lead and manage the processes to obtain any Authorizations and shall use its commercially reasonable efforts to obtain any Authorizations. The Parties shall cooperate with one another in connection with obtaining any Authorizations including providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required, or in the opinion of the Purchaser, acting reasonably, advisable, and shall cooperate in the preparation and submission of all applications, notices, filings, and submissions to Governmental Entities.

(3)	Subject to Section 4.4(4), each Party will:
(a)	promptly inform the other Party of any material communication received by that Party in respect of obtaining or concluding any Authorizations;
(b)
use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Entity requiring the Parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding any Authorizations;

(c)
permit the other Party to review in advance any proposed applications, notices, filings and submissions to Governmental Entities (including responses to requests for information and inquiries from any Governmental Entity) in respect of obtaining or concluding any Authorizations, and will provide the other Parties a reasonable opportunity to comment thereon and consider those comments in good faith;

(d)
promptly provide the other Party with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any Governmental Entity) that were submitted to a Governmental Entity in respect of obtaining or concluding any Authorizations;

(e)
not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Entities in respect of obtaining or concluding the Authorizations unless it consults with the other Party in advance and gives the other Party or its legal counsel the opportunity to attend and participate thereat, unless a Governmental Entity requests otherwise; and

(f)	keep the other Party promptly informed of the status of discussions relating to obtaining or concluding any Authorizations.
(4)
Notwithstanding any other requirement in this Section 4.4 where a Party (a “Disclosing Party”) is required under this Section 4.4 to provide information to another Party (a “Receiving Party”) that the Disclosing Party reasonably determines in respect thereof that disclosure should be restricted, the Disclosing Party may restrict the provision of such information only to external legal counsel of the Receiving Party, provided that the Disclosing Party also provides the Receiving Party a redacted version of such information which does not contain any such restricted information.

Section 4.5 Access to Information; Confidentiality
(1)
From the date hereof until the earlier of the Effective time and the termination of this Agreement, subject to applicable law, the Company shall, and shall cause its Subsidiaries to, give the Purchaser and its officers, employees, agents, advisors, representatives, lenders and potential lenders: (a) upon reasonable notice, access during normal business hours to its and its Subsidiaries’ (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise), (iii) Contracts, and (iv) officers, employees, independent auditors, advisors, representatives and agents; and (b) such financial and operating data or other information with respect to the assets or business of the Company as the Purchaser from time to time reasonably requests.

(2)
Investigations made by or on behalf of the Purchaser, whether under this Section 4.5 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Company in this Agreement.

Section 4.6 Pre-Acquisition Reorganization
(1)
Subject to Section 4.6(2), the Company agrees that, upon request of the Purchaser, the Company shall (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a “Pre-Acquisition Reorganization”), and (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken.

(2)	The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.6(1) unless such Pre-Acquisition Reorganization:
(a)	can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting the Company in any material manner;
(b)	is not prejudicial to the Company in any material respect;
(c)	does not impair the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement;
(d)
any Pre-Acquisition Reorganization shall not unreasonably interfere with the Company’s material operations prior to the Effective Time and shall not become effective until the Purchaser confirms in writing all other conditions precedent to the Effective Time in its favour have been satisfied or waived;

(e)	any Pre-Acquisition Reorganization shall not require the Company to contravene any applicable Laws, its organizational documents or any Material Contract; and
(f)
the Company shall not be obligated to take any action that could result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Company Shareholder incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.

(3)
The Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least 10 Business Days prior to the Effective Date. Upon receipt of such notice, the Company and the Purchaser shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and shall seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date.

(4)
The Purchaser agrees that it will be responsible for all costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless the Company and its affiliates, directors, officers and employees from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to the termination of this Agreement (i) pursuant to Section 7.2(1)(a), (ii) by either Party pursuant to Section 7.2(1)(b)(i) or Section 7.2(1)(b)(ii), (iii) by the Company pursuant to Section 7.2(1)(c)(ii), or (iv) by the Purchaser pursuant to Section 7.2(1)(b)(iii) or Section 7.2(1)(d).

(5)
The Purchaser acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached. The Company shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.

Section 4.7 Public Communications
The Parties shall cooperate in the preparation of presentations, if any, to the Company Shareholders regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld or delayed), and the Company must not make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld or delayed); provided that any Party that, in the opinion of its outside legal counsel, is required to make disclosure by Law may do so and shall use its best efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Parties or their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.
Section 4.8 Notice and Cure Provisions
(1)	Each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:
(a)
cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time; or

(b)	result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement; or
(c)	result in the failure to satisfy any of the conditions precedent in favour of such Party contained in Section 6.1, Section 6.2, or Section 6.3, as the case may be.
(2)
Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)
The Purchaser may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is reasonably capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (a) the Outside Date, and (b) the date that is 10 Business Days following receipt of such Termination Notice by Breaching Party, if such matter has not been cured by such date. If the Terminating Party delivers a Termination Notice prior to the date of the Company Meeting, unless the Parties agree otherwise, the Company shall postpone or adjourn the Company Meeting to the earlier of (a) five Business Days prior to the Outside Date and (b) the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party.

Section 4.9 Insurance and Indemnification
(1)
The Purchaser will, or will cause the Company to, maintain the Company’s “tail” policy of directors and officers’ liability insurance as it exists on the date of this Agreement without any reduction in scope or coverage through May 20, 2028.

(2)
From and after the Effective Time, the Purchaser shall honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of the Company and its Subsidiaries to the extent that they have been disclosed in writing to the Purchaser prior to the date of this Agreement, and acknowledges that such rights, to the extent that they have been so disclosed, shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Effective Date. The provisions of this Section 4.9 shall be binding, jointly and severally, on all successors of the Purchaser.

(3)
If the Company or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates or amalgamates with or merges or liquidates into any other Person and is not a continuing or surviving corporation or entity of such consolidation, amalgamation, merger or liquidation, or (ii) transfers all or substantially all of its properties and assets to any Person, the Purchaser shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Company or its Subsidiaries) assumes all of the obligations set forth in this Section 4.9.

Section 4.10 Exchange De-Listing
The Company and the Purchaser shall use their commercially reasonable efforts to cause the Common Shares to be delisted from the Exchange, promptly following the acquisition by the Purchaser of the Common Shares pursuant to the Arrangement.
ARTICLE 5
ADDITIONAL COVENANTS REGARDING ACQUISITION PROPOSALS
Section 5.1 Notification of Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any Subsidiary, including but not limited to information, access, or disclosure relating to the properties, facilities, books or records of the Company or any Subsidiary, the Company shall promptly notify the Purchaser, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all written documents, material or substantive correspondence or other material received in respect of, from or on behalf of any such Person. The Company shall keep the Purchaser fully informed on a current basis of the status of developments and negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to the Company by or on behalf of any Person making any such Acquisition Proposal, inquiry, proposal, offer or request.
Section 5.2 Superior Proposals
(1)
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Company Shareholders, the Company may, subject to compliance with Article 7, enter into a definitive agreement with respect to such Superior Proposal, if and only if:

(a)	the Company has been, and continues to be, in compliance with its obligations under this Article 5;
(b)
the Company has delivered to the Purchaser a written notice setting out the Board’s determination that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(c)
the Company has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to the Company in connection therewith; and

(d)	prior to or concurrently with entering into such definitive agreement the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii) and pays the Expense Fee in accordance with Section 8.2.
(2)
If the Company provides a Superior Proposal Notice to the Purchaser on a date that is less than 10 Business Days before the Company Meeting, the Company shall either proceed with or shall postpone the Company Meeting, as directed by the Purchaser acting reasonably.

(3)
Nothing in this Agreement shall prevent the Board from complying with Section 2.17 of MI 62-104 and similar provisions under Securities Laws relating to the provision of a directors’ circular in respect of an Acquisition Proposal for the Company.

ARTICLE 6
CONDITIONS
Section 6.1 Mutual Conditions Precedent
The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
(1)	Arrangement Resolution. The Arrangement Resolution shall have been approved and adopted by the Company Shareholders at the Company Meeting in accordance with the Interim Order.
(2)
Interim and Final Order. The Interim Order and the Final Order shall have each been obtained on terms consistent with this Agreement, and shall have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(3)	Illegality. No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.
Section 6.2 Additional Conditions Precedent to the Obligations of the Purchaser
The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
(1)
Representations and Warranties. The representations and warranties of the Company set forth in Schedule “C” of this Agreement shall be true and correct in all respects as of the date hereof, and shall be true and correct in all material respects as of the Effective Time, as though made at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), provided that any such representation and warranty that is qualified by a reference to materiality or Material Adverse Effect shall be true and correct in all respects as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and the Company has delivered a certificate confirming same to the Purchaser, executed by a senior officer of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(2)
Performance of Covenants. The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by a senior officer of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(3)	No Legal Action. There is no action or proceeding (whether, for greater certainty, by a Governmental Entity or any other Person) pending or threatened in any jurisdiction to:
(a)
cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares;

(b)
prohibit, restrict or impose terms or conditions beyond those terms and conditions which the Purchaser is required to accept pursuant to Section 4.4 of the Arrangement, on the ownership or operation by the Purchaser of the business or assets of the Purchaser, its affiliates and related entities, the Company or any of the Company’s Subsidiaries and related entities, or compel the Purchaser to dispose of or hold separate any of the business or assets of the Purchaser, its affiliates and related entities, the Company or any of the Company’s Subsidiaries and related entities as a result of the Arrangement; or

(c)	prevent or materially delay the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Material Adverse Effect.

(4)	Dissent Rights. Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares.
(5)	Key Consents. Each of the Key Consents has been given or obtained on terms acceptable to the Purchaser, acting reasonably.
(6)	Material Adverse Effect. Since the date of this Agreement, there shall not have been or occurred a Material Adverse Effect.
(7)	Voting Agreements. There has not been any breach of any of the Voting Agreements by any party to any such agreement other than the Purchaser.
(8)	Pre-Acquisition Reorganization. Any Pre-Acquisition Reorganization shall have been completed.
(9)
FIRPTA Certificate. The Company has delivered a certificate confirming that the Company is not a “United States real property holding corporation” (as defined in Section 897(c)(2) of the Code) to the Purchaser, executed by a senior officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(10)	Cash and Cash Equivalents. The Company has cash and cash equivalents of equal to or greater than the Minimum Cash Amount as of immediately prior to the Effective Time.
Section 6.3 Additional Conditions Precedent to the Obligations of the Company
The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(1)
Representations and Warranties. The representations and warranties of the Purchaser set forth in Schedule “D” of this Agreement shall be true and correct in all respects as of the date hereof, and shall be true and correct in all material respects as of the Effective Time, as though made at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), provided that any such representation and warranty that is qualified by a reference to materiality or material adverse effect shall be true and correct in all respects as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), and the Purchaser has delivered a certificate confirming same to the Company, executed by a senior officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

(2)
Performance of Covenants. The Purchaser has fulfilled or complied in all material respects with each of the covenants of the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede completion of the Arrangement, and the Purchaser has delivered a certificate confirming same to the Company, executed by a senior officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

Section 6.4 Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time.

ARTICLE 7
TERM AND TERMINATION
Section 7.1 Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 7.2 Termination
(1)	This Agreement may be terminated prior to the Effective Time by:
(a)	the mutual written agreement of the Parties; or
(b)	either the Company, on the one hand, or the Purchaser, on the other hand, if:
(i)
the Arrangement Resolution is not approved by the Company Shareholders at the Company Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the approval of the Company Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)
after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable; or

(iii)
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement; or

(c)	the Company if:
(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(1) or Section 6.3(2) not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3); provided that any wilful or intentional breach shall be deemed to be incurable and the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) or Section 6.2(2) not to be satisfied; or

(ii)
prior to the approval by the Company Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement with respect to a Superior Proposal in accordance with Section 5.2 provided that the Company has paid the Expense Fee in accordance with Section 8.2.

(d)	the Purchaser if:
(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 6.2(1) or Section 6.2(2) not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3); provided that any wilful or intentional breach shall be deemed to be incurable and the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 6.3(1) or Section 6.3(2) not to be satisfied;

(ii)
(A) the Board or any committee of the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Board Recommendation, (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (C) the Company breaches Article 5 in any material respect;

(iii)	the conditions set forth in Section 6.2(4), Section 6.2(5) or Section 6.2(10) are not capable of being satisfied by the Outside Date; or
(iv)	there has occurred a Material Adverse Effect.
(2)
The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

Section 7.3 Effect of Termination/Survival
(1)
If this Agreement is terminated pursuant to Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination under Section 7.1 as a result of the Effective Time occurring, Section 4.9 shall survive for a period of six (6) years following such termination; and (b) in the event of termination under Section 7.2, this Section 7.3 and Section 8.2 through to and including Section 8.15 shall survive, and provided further that no Party shall be relieved of any liability for any wilful breach by it of this Agreement.

(2)
As used in Section 7.2 and Section 7.3, “wilful breach” means a material breach that is a consequence of an act undertaken by the breaching party with the actual knowledge that the taking of such act would, or would be reasonably expected to, cause a breach of this Agreement.

ARTICLE 8
GENERAL PROVISIONS
Section 8.1 Amendments
Subject to the Interim Order, the Plan of Arrangement and applicable Laws, this Agreement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Company Shareholders, and any such amendment may, without limitation:
(a)	change the time for performance of any of the obligations or acts of the Parties;
(b)	modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;
(c)	modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or
(d)	modify any mutual conditions contained in this Agreement.
Notwithstanding the foregoing, the Plan of Arrangement may only be supplemented or amended in accordance with the provisions thereof.
Section 8.2 Expenses and Expense Reimbursement.
(1)
Except as otherwise provided in this Agreement and subject to Section 8.2(2), all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Time in connection with, or incidental to, the Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

(2)	If:
(a)	the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii); or
(b)	either Party terminates this Agreement pursuant to Section 7.2(1)(b)(i), then, in any such case, the Company shall pay to the Purchaser by wire transfer the Expense Fee in immediately available funds to an account designated by the Purchaser, prior to or concurrently with the termination of this Agreement.

(3)	For greater certainty, the Company shall not be obligated to make more than one payment pursuant to Section 8.2(2).
(4)
Each Party acknowledges that the Expense Fee represents liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which the Purchaser will suffer or incur as a result of the event giving rise to such damages and resultant termination on this Agreement, and is not a penalty. The Company irrevocably waives any respective rights it may have to raise as a defense that any such liquidated damages are excessive or punitive.

Section 8.3 Notices.
Any notice, or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or email and addressed:
(a)	to the Purchaser, c/o:

SG Enterprises II, LLC
Suite 400, 108 Av. Ne
Bellevue, WA
98004

Attention: John W. Stanton
Email: [Redacted: Personal Information]

with a copy to:

Bennett Jones LLP
2500 Park Place
666 Burrard Street
Vancouver, BC V6C 2X8

Attention: James Beeby
Email: [Redacted: Personal Information]

(b)	to the Company, at:

Trilogy International Partners Inc.
Suite 400, 108 Av. Ne
Bellevue, WA
98004

Attention: Scott Morris
Email: [Redacted: Personal Information]

with a copy to:

Blake, Cassels & Graydon LLP
1133 Melville Street
Suite 3200, The Stack
Vancouver, BC V6E 4E5

Attention: Trisha Robertson and Kyle Misewich
Email: [Redacted: Personal Information]

Any notice or other communication is deemed to be given and received (i) if sent by personal delivery or same day courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day, (ii) if sent by overnight courier, on the next Business Day, (iii) if sent by facsimile, on the Business Day following the date of confirmation of transmission by the originating facsimile or (iv) if sent by email, the Business Day after the email was sent. Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.
Section 8.4 Time of the Essence.
Time is of the essence in this Agreement.
Section 8.5 Injunctive Relief.
The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.
Section 8.6 Third Party Beneficiaries.
Except as provided in Section 4.6(4) and Section 4.9 which, without limiting its terms, is intended as stipulations for the benefit of the third Persons mentioned in such provisions, this Agreement is not intended to benefit or create any right or cause of action in favour of any Person, other than the Parties. No Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.
Section 8.7 Waiver.
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
Section 8.8 Entire Agreement.
This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.
Section 8.9 Successors and Assigns.
(1)
This Agreement becomes effective only when executed by the Company and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Company and the Purchaser and their respective successors and permitted assigns.

(2)
Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party, provided that the Purchaser may assign all or part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, any of its affiliates, provided that if such assignment and/or assumption takes place, the Purchaser shall continue to be liable joint and severally with such affiliate, as the case may be, for all of its obligations hereunder.

Section 8.10 Severability.
If any provision of this Agreement is determined to be illegal, invalid or unenforceable by any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 8.11 Governing Law.
(1)	This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
(2)
Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.12 Rules of Construction.
The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.
Section 8.13 No Liability.
No director or officer of the Purchaser shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Purchaser under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.
Section 8.14 Language.
The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.
Section 8.15 Counterparts.
This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.
SG ENTERPRISES II, LLC

Per:	(signed) “John W. Stanton”
Name: John W. Stanton
Title: Manager
TRILOGY INTERNATIONAL PARTNERS INC.

Per:	(signed) “Bradley J. Horwitz”
Name: Bradley J. Horwitz
Title: President and Chief Executive Officer
Signature Page to Arrangement Agreement

SCHEDULE “A”
PLAN OF ARRANGEMENT
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SCHEDULE “A”
PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION
Section 1.1 Definitions
Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined shall have the meanings specified in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):
“Arrangement” means the arrangement proposed pursuant to Section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement, the Interim Order or made at the direction of the Court in the Final Order (provided, however, that any such amendment or variation is acceptable to both the Company and the Purchaser, each acting reasonably).
“Arrangement Agreement” means the arrangement agreement made as of December 19, 2023 between the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.
“Arrangement Resolution” means the special resolution to be considered and, if thought fit, passed by the Company Shareholders approving this Plan of Arrangement at the Company Meeting substantially on the terms and in the form set out in Schedule “B” of the Arrangement Agreement.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Business Day” means any day of the year, other than a Saturday, Sunday, or any other day when banks in Vancouver, British Columbia are not generally open for business.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Shares” means the common shares in the capital of the Company.
“Company” means Trilogy International Partners Inc., a corporation continued under the laws of British Columbia.
“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.
“Company Shareholders” means the holders of Common Shares.
“Consideration” means $0.07 in cash per Common Share.
“Court” means the Supreme Court of British Columbia, or other court as applicable.
“Depositary” means such Person as the Company may appoint to act as depositary for the Common Shares in relation to the Arrangement, with the approval of the Purchaser, acting reasonably.
“Dissent Rights” has the meaning specified in Section 3.1 of this Plan of Arrangement.
“Dissenting Holder” means a registered Company Shareholder as of the record date of the Company Meeting who has duly and validly exercised its Dissent Rights in strict compliance with Sections 242 to 247 of the BCBCA, as modified by the Interim Order or the Final Order and Section 3.1 of this Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.
“DRS” means direct registration statement.
“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.8(1) of the Arrangement Agreement.
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“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as the Parties may agree to in writing.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation or amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal, including all amendments thereto made prior to the Effective Time.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.
“Interim Order” means the interim order of the Court, contemplated by Section 2.2 of the Arrangement Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, in connection with the Arrangement, each acting reasonably.
“Law” means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Letter of Transmittal” means the letter of transmittal sent to registered holders of Common Shares for use in connection with the Arrangement.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachment, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Parties” means the Company and the Purchaser and “Party” means any one of them.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means this plan of arrangement under Section 288 of the BCBCA, and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 or made at the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably.
“Purchaser” means SG Enterprises II, LLC, a limited liability company formed under the laws of the State of Washington.
“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder as amended from time to time.
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Section 1.2 Certain Rules of Interpretation
In this Plan of Arrangement, unless otherwise specified:
(1)	Definitions. Any capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Arrangement Agreement.
(2)
Headings, etc. The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

(3)	Currency. All references to dollars or to $ are references to United States dollars, unless specified otherwise.
(4)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
(5)
Certain Phrases, etc. The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Plan of Arrangement.

(6)
Statutes. Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(7)
Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Plan of Arrangement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(8)	Time References. References to time herein or in any Letter of Transmittal are to local time, Vancouver, British Columbia.
ARTICLE 2
THE ARRANGEMENT
Section 2.1 Arrangement Agreement
This Plan of Arrangement is made pursuant to the Arrangement Agreement.
Section 2.2 Binding Effect
This Plan of Arrangement and the Arrangement will become effective, and be binding on the Purchaser, the Company, the Company Shareholders, including Dissenting Holders, the registrar and transfer agent of the Company, the Depositary and all other Persons, at and after, the Effective Time without any further act or formality required on the part of any Person.
Section 2.3 Arrangement
Commencing at the Effective Time each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, unless stated otherwise, effective as at five-minute intervals starting at the Effective Time:
(a)
the Common Shares held by Dissenting Holders in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for the right to be paid the fair value of their Common Shares by the Purchaser in accordance with Article 3, and:

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(i)
such Dissenting Holders shall cease to be the holders of such Common Shares and to have any rights as holders of such Common Shares, other than the right to be paid the fair value for such Common Shares as set out in Section 3.1;

(ii)	such Dissenting Holders’ names shall be removed as the holders of such Common Shares from the registers of Common Shares maintained by or on behalf of the Company; and
(iii)
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares, free and clear of all Liens, and shall be entered as the registered holder of such Common Shares in the registers of Common Shares maintained by or on behalf of the Company;

(b)
each Common Share outstanding immediately prior to the Effective Time, other than Common Shares held by the Purchaser or any Dissenting Holder who has validly exercised such holder’s Dissent Right shall, without any further action by or on behalf of a holder of Common Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration for each Common Share, and:

(i)
the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares, other than the right to be paid the Consideration per Common Share in accordance with this Plan of Arrangement;

(ii)	such holders’ names shall be removed from the register of the Common Shares maintained by or on behalf of the Company; and
(iii)
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares maintained by or on behalf of the Company.

ARTICLE 3
RIGHTS OF DISSENT
Section 3.1 Rights of Dissent
Registered Company Shareholders as of the record date of the Company Meeting may exercise dissent rights with respect to the Common Shares held by such Company Shareholders (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and this Article 3; provided that, notwithstanding (a) Subsection 242 of the BCBCA, the written objection to the Arrangement Resolution must be received by the Company not later than 5:00 p.m. (Vancouver Time) on the Business Day that is two Business Days immediately preceding the date of the Company Meeting, and (b) Section 245 of the BCBCA, the Purchaser and not the Company shall be required to pay the fair value of such Common Shares. Dissenting Holders who duly exercise their Dissent Rights shall be deemed to have irrevocably transferred the Common Shares held by them and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Liens, as provided in Section 2.3(a) and if they:
(a)
ultimately are entitled to be paid fair value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(a)); (ii) notwithstanding anything to the contrary contained in Part 8 of the BCBCA, such fair value in respect of such Common Shares shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Common Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Common Shares, and be entitled to receive only the consideration set forth in Section 2.3(b) that such holder would have received if such holder had not exercised Dissent Rights.

Section 3.2 Recognition of Dissenting Holders
(a)
In no case shall the Purchaser, the Company or any other Person be required to recognize Dissenting Holders as holders of Common Shares after the completion of the steps set forth in Section 2.3(a), and

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each Dissenting Holder will cease to be entitled to the rights of a Company Shareholder in respect of the Common Shares in relation to which such Dissenting Holder has exercised Dissent Rights and the names of each Dissenting Holder shall be removed from the registers of holders of Common Shares to reflect that such former holder of Common Shares is no longer the holder of such Common Shares as of and from the completion of the steps described in Section 2.3(a) occur. In no circumstances shall the Purchaser, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Common Shares as of the record date of the Company Meeting in respect of which such rights are sought to be exercised.
(b)
For greater certainty, in addition to any other restrictions set forth in the BCBCA or the Interim Order, Company Shareholders who vote, or instruct a proxyholder to vote, in favour of the Arrangement Resolution, will not be entitled to exercise Dissent Rights with respect to any Common Shares held by such Company Shareholders.

ARTICLE 4
CERTIFICATES AND PAYMENTS
Section 4.1 Payment of Consideration
(a)
At least one (1) Business Day prior to the Effective Date, the Purchaser shall deposit, or arrange to be deposited, for the benefit of the Company Shareholders, sufficient funds with the Depositary in the aggregate amount equal to the payments in respect thereof required by this Plan of Arrangement, with the amount per Common Share in respect of which Dissent Rights have been exercised being deemed to be the Consideration per Common Share for this purpose, net of applicable withholdings for the benefit of the Company Shareholders.

(b)
As soon as reasonably practicable following the surrender to the Depositary for cancellation of a certificate or DRS statement which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(b), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the former holder of such Common Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, the cash payment which such holder has the right to receive under the Arrangement for such Common Shares less any amounts withheld pursuant to Section 4.3, and any certificate or DRS statement so surrendered shall forthwith be cancelled.

(c)
Until surrendered as contemplated by this Section 4.1, each certificate or DRS statement that immediately prior to the Effective Time represented Common Shares shall be deemed after the Effective Time to represent only the right to receive from the Depositary upon such surrender a cash payment in lieu of such certificate or DRS statement as contemplated in this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS statement formerly representing Common Shares not duly surrendered on or before the third anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Common Shares of any kind or nature against or in the Company or the Purchaser or the Depositary. On such date, all cash to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(d)
Any payment to be made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the third anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the third anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser (or any successor of the Purchaser) for no consideration.

(e)
No holder of Common Shares shall be entitled to receive any consideration or entitlement with respect to such Common Shares other than any consideration or entitlement which such holder is entitled to receive in accordance with Section 2.3, this Section 4.1 and the other terms of this Plan of Arrangement and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

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Section 4.2 Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with Section 2.3. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to the Purchaser and the Depository (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Purchaser and the Company in a manner satisfactory to the Purchaser and the Company, acting reasonably, against any claim that may be made against the Purchaser and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 4.3 Withholding Rights
The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Shareholders under the Plan of Arrangement (including any payment to Dissenting Holders) such amounts as the Purchaser, the Company or the Depositary, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration under any provision of any Laws in respect of taxes. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to the Company Shareholders in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.
Notwithstanding anything to the contrary herein, the Purchaser shall not withhold any amount payable to the Company Shareholders under the Plan of Arrangement otherwise required pursuant to Section 1445 of the Code, provided the Company satisfies the requirements of Section 6.2(9) of the Arrangement Agreement.
Section 4.4 No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
Section 4.5 Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares issued or outstanding prior to the Effective Time and any plans or agreements governing such securities, (b) the rights and obligations of the Company Shareholders, the Company, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
ARTICLE 5
AMENDMENTS
Section 5.1 Amendments to Plan of Arrangement
(a)
The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Company and the Purchaser, each acting reasonably, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to the Company Shareholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company or the Purchaser, as applicable, shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Company Shareholders voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

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(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders voting in the manner directed by the Court.

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the granting of the Final Order without filing such amendment, modification or supplement with the Court or seeking Court approval, provided that it (i) concerns a matter which, in the reasonable opinion of the Parties, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the interest of any of the Company Shareholders; or (ii) is an amendment contemplated in Section 5.1(e).

(e)
The Purchaser may, at any time following the Effective Date, amend, modify or supplement this Plan of Arrangement without the approval of Company Shareholders provided that each amendment, modification or supplement (i) must be set out in writing, (ii) must concern a matter which, in the reasonable opinion of each of the Company and the Purchaser is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement, (iii) is not adverse to the economic interests of any former Company Shareholders, and (iv) need not be filed with the Court or communicated to former Company Shareholders.

(f)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the provisions of the Arrangement Agreement.
ARTICLE 6
FURTHER ASSURANCES
Section 6.1 Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.
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SCHEDULE “B”
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (the “Arrangement”) under Section 291 of the Business Corporations Act (British Columbia) of Trilogy International Partners Inc. (the “Company”), pursuant to the arrangement agreement (the “Arrangement Agreement”) between the Company and SG Enterprises II, LLC, dated December 19, 2023, all as more particularly described and set forth in the proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 of the Company dated February 21, 2024 (the “Circular”), accompanying this notice of meeting (as the Arrangement may be modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2.
The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Annex E to the Circular, is hereby authorized, approved and adopted.

3.
The (i) Arrangement Agreement and related transactions, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the Company Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Supreme Court of British Columbia (the “Court”), the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the Company Shareholders: (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.
Any officer or director of the Company be and is hereby authorized for and on behalf of the Company to make an application to the Court for an order approving the Arrangement and to execute, under corporate seal or otherwise, and to deliver or cause to be delivered, a certificate of arrangement and all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

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SCHEDULE “C”
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby makes the representations and warranties set forth in this Schedule “C” to and in favour of the Purchaser and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the matters contemplated by this Agreement.
(a)
the Company and each of its Subsidiaries is a legal entity duly organized and validly subsisting under the applicable Laws of its jurisdiction of existence and the Company and each of its Subsidiaries has the requisite power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets.

(b)
the Company and each of its Subsidiaries is duly registered to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, operated, licensed or otherwise held, or the nature of its activities make such registration necessary under applicable Laws, except where the failure to be so registered or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(c)
the Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by the Board, other than approval by the Company Shareholders of the Arrangement Resolution in the manner required by the Interim Order and applicable Law, and no other corporate proceedings on the part of the Company are or shall be necessary to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other applicable Laws relating to or affecting creditors’ rights generally and to general principles of equity.

(d)
Subject to the approval of the Company Shareholders of the Arrangement Resolution, the issuance of the Interim Order and the Final Order by the Court, neither the execution and delivery of this Agreement by the Company, the consummation by the Company of the Arrangement nor compliance by the Company with any of the provisions hereof will:

(i)
require any consent or other actions by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Material Contract or any material Authorization to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(ii)	result in the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries;
(iii)	contravene, conflict with, or result in any violation or breach of the articles, bylaws or other constating documents of the Company or any of its Subsidiaries; or
(iv)	violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule, regulation or applicable Law applicable to the Company or any of its Subsidiaries.
(e)
Other than in connection with or in compliance with the provisions of applicable Laws in relation to the completion of the Arrangement including receipt of the Interim Order, the approvals as set forth in the Interim Order, the Final Order or which are required to be fulfilled post-Arrangement, there is no legal impediment to the Company’s consummation of the transactions contemplated by this Agreement.

(f)
The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by the Company other than: (i) the Interim Order and any approvals required by the Interim Order and the Final Order; (ii) filings with the Securities Authorities; (iii) approval of the Arrangement Resolution; and (iv) any Authorizations which, if not

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obtained, or any other actions by or in respect of, or filings with, or notifications to, any Governmental Entity which, if not taken or made, would not, individually or in the aggregate, materially impede the ability of the Company to consummate the Arrangement.
(g)
All information in the Company Circular pertaining to the Company (other than in respect of the Purchaser Information, in respect of which the Company makes no representation or warranty) shall, as of the respective dates of such information, be true and complete in all material respects and shall not contain any Misrepresentation.

(h)
There are no Proceedings pending or, to the knowledge of the Company, threatened, against the Company, any of its Subsidiaries or any of their respective properties or assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and to the Company's knowledge there are no grounds or conditions which exist on which any Proceeding might be commenced with any reasonable likelihood of success or with the passage of time, or the delivery of notice or both, would give rise.

(i)
None of the Company or any of its Subsidiaries is in default or breach of any material term, covenant or condition under or in respect of any judgement, order, agreement or instrument to which it is a party or to which it or any of the property or assets thereof are or may be subject, and to the knowledge of the Company, no event has occurred and is continuing, and no circumstances exist which have not been waived, which constitutes a default or breach in respect of any commitment, agreement, document or other instrument to which the Company or any of its Subsidiaries is a party or by which it is otherwise bound entitling any other party thereto to commence Proceedings or which could have a Material Adverse Effect.

(j)
No notice with respect to any of the matters referred to in paragraph (i) above, including alleged defaults or breach by the Company or any of its Subsidiaries, has been received by the Company or any of its Subsidiaries.

(k)
The Company is a “reporting issuer” in each of the provinces and territories of Canada and is in material compliance with all Applicable Canadian Securities Laws therein and the Common Shares are listed and posted for trading on the Exchange. The Company is not in material default of any material requirements of any Applicable Canadian Securities Laws or any rules or regulations of, or agreement with, the Exchange. Except as provided for in this Agreement, no delisting, suspension of trading in or cease trading order with respect to the Common Shares is pending or, to the knowledge of the Company, threatened. To the knowledge of the Company, none of its officers or directors are subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public entity or of an entity listed on a particular stock exchange. The documents and information comprising the Company Public Record did not at the respective times they were filed with the relevant Securities Authorities, contain any Misrepresentation, unless such document or information was subsequently corrected or superseded in the Company Public Record prior to the date hereof. The Company has not filed any confidential material change report that, as of the date hereof, remains confidential.

(l)
The Financial Statements included in the Company Public Record (i) comply as to form in all material respects with GAAP and with the published rules and regulations of applicable Securities Authorities and (ii) have been prepared in accordance with GAAP applied on a consistent basis and (iii) present fairly in all material respects the financial position and shareholders’ equity of the Company as of the dates thereof and its income and cash flows for the periods then ended (subject to normal year-end adjustments in the case of the Interim Financial Statements), and (iv) contain and reflect adequate provision or allowance for all reasonably anticipated liabilities, expenses and losses of the Company, and there has been no material change in accounting policies or practices of the Company since December 31, 2021, expect as disclosed in the Company’s quarterly and annual financial statements.

(m)
Subsequent to December 31, 2022, neither Company nor any of its Subsidiaries has incurred liabilities of any kind whatsoever other than: (i) liabilities disclosed or provided for in the Interim Financial Statements, or (ii) current liabilities incurred since September 30, 2023, which were incurred in the Ordinary Course.

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(n)
Subsequent to December 31, 2022, the Company and its Subsidiaries have conducted businesses only in the Ordinary Course (which for the purposes of this paragraph (n) shall include any actions taken in accordance with the 2022 Plan of Liquidation).

(o)	Subsequent to December 31, 2022, there has not been any Material Adverse Effect and there has been no event or occurrence that would reasonably be expected to result in a Material Adverse Effect.
(p)
The Company has designed, established and maintained internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company is not aware of any material weakness relating to the design or implementation of its internal controls over financial reporting. The Company has not received or otherwise obtained knowledge of any complaint, allegation, assertion or claim, regarding its accounting or auditing practices or its internal accounting controls, including any complaint, allegation, assertion, or claim that the Company has engaged in questionable accounting or auditing practices.

(q)
The auditor of the Company is an independent public accountant as required by Applicable Canadian Securities Laws and there is not now, and there has never been, any “reportable event” (as defined in NI 51-102) with the present or any former auditor of the Company.

(r)	As of the date of this Agreement, the authorized capital of the Company consists of an unlimited number of the Common Shares and a maximum of one special voting share (a “Special Voting Share”).
(s)	As of the date of this Agreement, there are 88,627,593 Common Shares and nil Special Voting Shares issued and outstanding.
(t)
Other than the Common Shares, there are no shares of any class or series in the capital of the Company outstanding. There are no options, warrants, convertible securities or other rights, shareholder rights plans, agreements or commitments of any character whatsoever (pre-emptive, contingent or otherwise) requiring or which may require the issuance, sale or transfer by the Company of any of securities of the Company (including the Common Shares) or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to subscribe for or acquire, any securities of or other equity or voting interests in the Company (including the Common Shares).

(u)
All outstanding the Common Shares have been duly authorized and validly issued and are fully paid and non-assessable. Other than the Common Shares, there are no securities of the Company outstanding which have the right to vote generally with the Company Shareholders on any matter.

(v)
The Company Subsidiaries are the only subsidiaries of the Company. The Company does not beneficially own or exercise control or direction over 10% or more of the outstanding voting shares of any company that holds any assets or conducts any operations other than the Company Subsidiaries and the Company beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of the Company Subsidiaries, all of such shares are free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and are validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Company of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of any of the Company Subsidiaries or any other security convertible into or exchangeable for any such shares.

(w)	The Company is a taxable Canadian corporation for purposes of the Tax Act and not a non-resident of Canada for the purposes of the Tax Act.
(x)
The Company and each of its Subsidiaries has filed in a timely manner all necessary tax returns and notices that are due and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due or have been alleged to be due and none of the Company or any of its Subsidiaries is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to have a Material Adverse Effect and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by any of them

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or the payment of any material tax, governmental charge, penalty, interest or fine against any of them. There are no material actions, suits, proceedings, investigations or claims now threatened or, to the knowledge of the Company, pending against the Company or any of its Subsidiaries which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority and the Company and each of its Subsidiaries has withheld (where applicable) from each payment to each of the present and former officers, directors, employees and consultants thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation.
(y)	The Company is not a cultural business within the meaning of subsection 14.1(6) of the Investment Canada Act, RSC 1985, c 28 (1st Supp).
(z)
There is no person acting or purporting to act at the request or on behalf of the Company that is entitled to any brokerage or finder's fee in connection with the transactions contemplated by this Agreement.

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SCHEDULE “D”
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
The Purchaser hereby makes the representations and warranties set forth in this Schedule “D” to and in favour of the Company and acknowledges that the Company is relying upon such representations and warranties in connection with the matters contemplated by this Agreement.
(a)
The Purchaser is a legal entity duly organized and validly subsisting under the applicable Laws of its jurisdiction of existence and the Purchaser has the requisite power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets.

(b)
The Purchaser is duly registered to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, operated, licensed or otherwise held, or the nature of its activities make such registration necessary under applicable Laws, except where the failure to be so registered or in good standing would not, individually or in the aggregate, have a material and adverse effect on the Purchaser.

(c)
The Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by the Purchaser and no other corporate proceedings on the part of the Purchaser or any vote of holders of the shares of the Purchaser are or shall be necessary to approve this Agreement and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other applicable Laws relating to or affecting creditors’ rights generally and to general principles of equity.

(d)	The Purchaser is a non-resident of Canada for the purposes of the Tax Act.
(e)	The Purchaser Information shall, as of the respective dates of such information, be true and complete in all material respects and shall not contain any Misrepresentation.
(f)
Other than in connection with or in compliance with the provisions of applicable Laws in relation to the completion of the Arrangement including receipt of the Interim Order, the approvals as set forth in the Interim Order, the Final Order or which are required to be fulfilled post-Arrangement, there is no legal impediment to the Purchaser's consummation of the transactions contemplated by this Agreement and the Plan of Arrangement.

(g)	At the Effective Time, the Purchaser will have funds sufficient to consummate the Arrangement upon the terms contemplated by this Agreement and the Plan of Arrangement.
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SCHEDULE “E”
FORM OF VOTING AGREEMENT
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, 2023

SG ENTERPRISES II, LLC

Attention: [•]
Dear Sirs/Mesdames:
Re: Voting Agreement
The undersigned understands that SG Enterprises II, LLC (the “Purchaser”) and Trilogy International Partners Inc. (the “Company”) wish to enter into an arrangement agreement dated as of the date hereof (the “Arrangement Agreement”) contemplating an arrangement (the “Arrangement”) of the Company under Section 288 of the Business Corporations Act(British Columbia), the result of which will be the acquisition by the Purchaser of all the outstanding common shares (the “Shares”) of the Company (other than the Shares held by the Purchaser) at the time of the completion of the Arrangement, for US$0.07 per Share in cash. The undersigned is the beneficial owner of, or has control or direction over, the Shares set forth on Schedule A (collectively, the “Subject Securities”).
All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Arrangement Agreement.
The undersigned hereby agrees, in their capacity as shareholder (registered or beneficial) and not in their capacity as employee, officer or director of the Company, if applicable, from the date hereof until the date the Arrangement Agreement is terminated in accordance with its terms, as follows:
(a)
at any meeting of shareholders of the Company held to consider the Arrangement or any adjournment or postponement thereof, to be counted as present for the purposes of establishing quorum and to exercise or cause to be exercised all voting rights attached to Shares, in each case whether currently held or directly or indirectly acquired by or issued to the undersigned after the date hereof (the “Additional Securities”) in favour of the Arrangement and any other matters which are necessary for the consummation of the Arrangement;

(b)	to deliver or cause to be delivered to the Company duly executed proxies or voting instruction forms voting in favour of the Arrangement;
(c)
not to, directly or indirectly, exercise or cause to be exercised any rights of appraisal, rights of dissent or rights to demand the repurchase of the Subject Securities in connection with the Arrangement or otherwise oppose in any manner the treatment of any Subject Securities pursuant to the Arrangement;

(d)
not to take any action which could reasonably be expected to impede, interfere with or delay, or in any way adversely affect the completion of the Arrangement and any other transactions contemplated by the Arrangement Agreement;

(e)
not to, directly or indirectly, sell, assign, transfer, dispose of, hypothecate, alienate, grant a security interest in, encumber or tender to offer, transfer any economic interest (directly or indirectly) or otherwise convey any of the Subject Securities, other than pursuant to the Arrangement or this Agreement; and

(f)
to promptly notify the Purchaser of the amount of any debt or equity securities or other interests in the Company of which the beneficial ownership, or the control or direction, is acquired by the undersigned, to the extent permitted to do so, after the date hereof.

If the undersigned acquires any Additional Securities, the undersigned agrees that such Additional Securities shall be treated as if they are Subject Securities.
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The undersigned hereby represents and warrants on the date hereof and on the Effective Date that:
(a)
the undersigned is the sole and unconditional beneficial owner of, or has control or direction over, the Subject Securities, with good and valid title thereto, free and clear of all liens, and has the sole right to sell and vote all of the Subject Securities;

(b)
except for the Purchaser pursuant to the terms of the Arrangement Agreement and this Agreement, no person has any written or oral agreement, warrant or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming such, for the purchase, acquisition or transfer from the undersigned of any of the Subject Securities or any interest therein or right thereto; and

(c)	the only securities of the Company beneficially owned, or controlled or directed, directly or indirectly, by the undersigned on the date hereof are the Subject Securities.
This letter agreement shall automatically terminate at the earliest of (i) the Outside Date, (ii) the Effective Time and (iii) the date the Arrangement Agreement is terminated in accordance with its terms. This letter agreement may also be terminated by the undersigned if the Company enters into a definitive written agreement with respect to a Superior Proposal (as defined in the Arrangement Agreement) in compliance with the Arrangement Agreement.
This letter agreement shall be governed by, construed and enforced in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
The undersigned hereby consents to the disclosure of the substance of this letter agreement in any press release or the Company Circular and to the filing of this letter agreement as may be required pursuant to applicable Laws.
This letter agreement shall not be assigned by any party hereto without the prior written consent of the other party hereto. This letter agreement shall enure to the benefit of the parties and their respective successors and permitted assigns and shall be binding upon the parties and their respective successors.
Time shall be of the essence of this letter agreement.
Each of the provisions contained in this letter agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable Laws, the parties hereto waive any provision of Law that renders any provision of this letter agreement or any part thereof invalid or unenforceable in any respect. The parties hereto will engage in good faith negotiations to replace any provision hereof or any part thereof that is declared invalid or unenforceable with a valid and enforceable provision or part thereof, the economic effect of which approximates as much as possible the invalid or unenforceable provision or part thereof that it replaces.
This letter agreement may be executed and delivered in multiple counterparts (including by email or other electronic means), each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.
Remainder of page left intentionally blank
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Please confirm your agreement with the foregoing by signing and returning a copy of this letter agreement to the undersigned.
Yours truly,

[NAME]
Accepted and agreed this day of , 2023
SG ENTERPRISES II, LLC

Per:
Name:
Title:
Execution Page to Voting Agreement
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SCHEDULE A
SUBJECT SECURITIES
Name of Registered Shareholder	Beneficial Owner	Number and Class of Subject Securities

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ANNEX B
FAIRNESS OPINION

December 19, 2023
The Special Committee of the Board of Directors
Trilogy International Partners Inc.
Suite 400, 155 108th Avenue NE
Bellevue, WA 98004, USA
To the Special Committee of the Board of Directors:
Haywood Securities Inc. (“Haywood”) understands that Trilogy International Partners Inc. (“Trilogy” or the “Corporation” and which term shall, to the extent required or appropriate in the context, include the affiliates of the Corporation) proposes to enter into a definitive arrangement agreement (the “Arrangement Agreement” and which term shall include the schedules attached thereto) with SG Enterprises II, LLC (“SG”) to be dated December 19, 2023, pursuant to which SG has agreed to acquire all of the issued and outstanding common shares of the Corporation (“Common Shares”) that SG does not already own by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”). Under the terms of the Arrangement Agreement, the shareholders of the Corporation (the “Shareholders”) shall receive $0.07 per Common Share in cash (the “Consideration”) on completion of the Transaction. The Transaction will be described in greater detail in a management information circular (the “Circular”) to be prepared by the Corporation in compliance with applicable laws, regulations, policies and rules, which Circular will be mailed to the Shareholders.
The Corporation has retained Haywood to provide our opinion (this “Fairness Opinion”) to the special committee of the board of directors of Trilogy (the “Special Committee”) as to the fairness of the Consideration to be received by the Shareholders under the Arrangement Agreement. Haywood has not prepared a valuation of either the Corporation, SG, or any of their respective securities or assets and this Fairness Opinion should not be construed as such. Haywood understands that the Fairness Opinion will be for the use of the Special Committee and will be one factor, among others, that the Special Committee will consider in determining whether to approve or recommend the Transaction.
All dollar amounts herein are expressed in US dollars, unless otherwise indicated.
Engagement
Haywood was first contacted by counsel to the Corporation to discuss a potential Fairness Opinion mandate on September 12, 2023. Haywood and counsel to the Corporation further discussed again on November 13, 2023, and Haywood was subsequently introduced to the Corporation and members of the Special Committee. Haywood was formally engaged by the Special Committee pursuant to an agreement dated November 16, 2023, between Haywood and the Corporation, on behalf of the Special Committee (the “Advisory Agreement”). Under the terms of the Advisory Agreement, Haywood has agreed to render an opinion to the Special Committee with respect to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders in connection with the Transaction. Following a review of the terms of the Transaction, Haywood rendered its oral opinion to the Special Committee on December 19, 2023. This Fairness Opinion confirms such oral opinion rendered by Haywood to the Special Committee.

The terms of the Advisory Agreement provide that Haywood is to be paid a fixed fee for the delivery of this Fairness Opinion. No part of the fee payable to Haywood is contingent on the successful completion of the Transaction. The Corporation has also agreed to reimburse Haywood for its reasonable out-of-pocket expenses and to indemnify Haywood, its subsidiaries and affiliates, and their respective officers, directors, and employees, against certain expenses, losses, actions, claims, damages and liabilities which may arise directly or indirectly from services performed by Haywood in connection with the Advisory Agreement. The payment of expenses is not dependent on the completion of the Transaction.
Relationship with Interested Parties
Neither Haywood, nor any of our affiliates, is an insider, associate, or affiliate (as those terms are defined in the Securities Act (British Columbia) or the rules made thereunder) of the Corporation, SG, or any of their respective associates or affiliates. As of the date hereof, Haywood has not entered into any other agreements or arrangements with the Corporation or SG or any of their affiliates with respect to any future dealings.
Haywood acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Corporation or any of its respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. In the ordinary course of trading and brokerage activities, Haywood, the associates and affiliates thereof and the officers, directors and employees of any of them at any time may hold long or short positions, may trade or otherwise effect transactions, for their own account, for managed accounts or for the accounts of customers, in debt or equity securities of the Corporation, or related assets or derivative securities. As an investment dealer, Haywood conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Corporation or with respect to the Transaction.
During the 24-month period preceding the date that Haywood was first contacted in respect of the Transaction, Haywood has not participated in any equity financings by the Corporation, nor has Haywood provided any additional financial advisory services outside of the scope of the Advisory Agreement for which Haywood received compensation.
Credentials of Haywood
Haywood is one of Canada's leading independent investment dealers with operations in corporate finance, merger and acquisition, equity sales and trading, and equity investment research. Haywood has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions. The opinion expressed herein is the opinion of Haywood, and the individuals primarily responsible for preparing this opinion are professionals of Haywood experienced in merger, acquisition, divestiture, and fairness opinion matters.
The Fairness Opinion represents the opinion of Haywood, the form and content of which have been approved for release by a committee of senior Haywood personnel who are collectively experienced in merger and acquisition, divestiture, restructuring, valuation, fairness opinion and capital markets matters.

Scope of Review
Haywood has not been asked to, nor does Haywood offer an opinion as to the terms of the Transaction (other than in respect of the fairness, from a financial point of view, of the consideration to be received by shareholders to the Corporation) or the form of agreements or documents related to the Transaction.
In connection with rendering the Fairness Opinion, Haywood has reviewed and relied upon (without attempting to independently verify the completeness or accuracy thereof) or carried out, among other things, the following:
(a)	reviewed the execution version of the Arrangement Agreement (including accompanying disclosure schedules) between the Corporation and SG;
(b)	reviewed the non-binding letter of intent received by the Corporation from SG, dated December 15, 2023;
(c)	reviewed the audited consolidated annual financial statements of the Corporation for the financial years ended December 31, 2022 and 2021;
(d)	reviewed the management's discussion and analysis of the Corporation for the financial years ended December 31, 2022 and 2021;
(e)	reviewed the unaudited condensed consolidated interim financial statements of the Corporation for the financial quarters ended September 30, 2023, June 30, 2023, and March 31, 2023;
(f)	reviewed the management's discussion and analysis of the Corporation for the financial quarters ended September 30, 2023, June 30, 2023, and March 31, 2023;
(g)	reviewed the management information circular of the Corporation dated May 19, 2023;
(h)	reviewed the annual report of the Corporation for the financial year ended December 31, 2022;
(i)	reviewed certain press releases and other publicly available information relating to the business, financial condition and trading history of the Corporation;
(j)	reviewed certain historical financial information concerning the Corporation;
(k)	reviewed certain projected financial information, including without limitation, budgets and financial forecasts, which were prepared and provided by the Corporation;
(l)	reviewed certain internal documents which were prepared and provided by the Corporation;
(m)	reviewed certain industry and financial sector data and statistics that were deemed relevant for the purposes of our analysis; and
(n)
reviewed and considered such other financial, market, and industry information, and conducted such other investigations, analyses and discussions (including discussions with management of the Corporation) as was considered relevant and appropriate in the circumstances.

In addition, Haywood has participated in discussions with members of the Corporation’s management team regarding the Corporation, past and current business operations, and the Corporation’s financial condition, prospects and budgets. Haywood has not, to the best of its knowledge, been denied access by the Corporation to any information under its control requested by Haywood. Haywood did not meet with the auditors of the Corporation and has assumed the accuracy and fair presentation of and relied upon the audited consolidated financial statements of the Corporation and the reports of the auditor thereon.

Prior Valuations
Certain senior officers of the Corporation have represented to Haywood that, to the best of their knowledge, there have been no prior valuations (as that term is defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions) or appraisals of the Corporation or any material property of the Corporation or any of its subsidiaries or affiliates, made in the preceding 36 months and in the possession or control or knowledge of the Corporation, which have not been provided to Haywood.
Fairness Methodology
In our assessment, we considered several techniques and used a blended approach to determine our opinion on the Transaction. We based this Fairness Opinion upon a number of quantitative and qualitative factors and upon a selection of methodologies deemed appropriate in the circumstances by Haywood.
In arriving at our fairness determination, we considered the results of all of our analyses taken as a whole, and did not attribute any particular weight to any factor or analysis considered. Rather, we have made our determination as to fairness on the basis of our experience and professional judgement after considering the results of all of our analyses taken as a whole.
Assumptions and Limitations
The Fairness Opinion is subject to the assumptions, explanations and limitations set forth herein.
Haywood has not been asked to prepare and have not prepared a valuation of the Corporation, SG or any of the securities or assets thereof and our opinion should not be construed as a “formal valuation” (within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions).
As provided for in the Advisory Agreement, Haywood has relied upon and assumed, the completeness, accuracy and fair presentation of all financial information, business plans, financial analyses, forecasts and other information, data, advice, opinions and representations obtained by us from public sources, or provided to us by the Corporation, their respective subsidiaries, directors, officers, associates, affiliates, consultants, advisors and representatives relating to the Corporation, its respective subsidiaries, associates and affiliates, and to the Transaction. The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to or, subject to the exercise of professional judgment, attempted to verify independently the completeness, accuracy or fair presentation of any such information, data, advice, opinions and representations and assume no responsibility or liability in connection therewith. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Corporation under any provincial or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties, facilities or assets of the Corporation. The due diligence investigations conducted by Haywood were limited in scope and relied heavily on the knowledge and experience of management of the Corporation.
Senior officers of the Corporation have represented to Haywood in a certificate dated as of the date hereof, among other things, that (i), the financial and other information, data, advice, opinions and representations (collectively, the “Information”), provided to Haywood by the Corporation for the purpose of preparing the Fairness Opinion, was, at the date the Information was provided to Haywood, and is at the date hereof, complete, true and correct in all material respects and did not and does not contain any untrue statement of a material fact in respect of the Corporation or the Transaction; (ii) the Information did not and does not omit to state a material fact in relation to the Corporation or the Transaction necessary to make the Information not misleading in light of the circumstances under which the Information was provided; (iii) since the date on which the Information was provided to Haywood, there has been no material change or change in material facts, financial or otherwise, in or relating to the financial condition, assets, liabilities (whether accrued, absolute, contingent or otherwise), business, operations or prospects of the Corporation or any of its affiliates and, no material change or change in material facts has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Fairness Opinion; and (iv) based on the Corporation’s managements understanding of the assumptions used, procedures adopted, and the scope of the review undertaken, we have no knowledge of any facts not contained in or referred to in the Information provided to Haywood by the Corporation which could reasonably be expected to affect the Fairness Opinion, including the assumptions used, the scope of the review undertaken or the conclusions reached therein; provided, however, that in no way shall this representation detract from the obligation of Haywood to exercise its professional judgement in the manner it sees fit.
With respect to any financial analyses, forecasts, projections, estimates and/or budgets provided to Haywood and used in its analyses, we note that projecting future results of any company is inherently subject to uncertainty. Haywood has assumed, however, that such financial analyses, forecasts, projections, estimates and/or budgets were prepared using the assumptions identified therein and that such assumptions reflect the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Corporation. We express no view as to such financial analyses, forecasts, projections, estimates and/or budgets or the assumptions on which they were based.
Haywood was not engaged to review any legal, tax or regulatory aspects of the Arrangement Agreement and the Fairness Opinion does not address such matters. In preparing the Fairness Opinion, we have made several assumptions, including that all of the conditions required to complete the Transaction will be met and that the disclosure provided in the Circular with respect to the Corporation and its respective subsidiaries and affiliates and the Transaction will be accurate in all material respects.
We have relied as to all legal matters relevant to rendering our Fairness Opinion upon the advice of counsel. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Corporation or on the contemplated benefits of the Transaction.
The Fairness Opinion is rendered as at the date hereof and on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of the Corporation as they are reflected in the information provided by the Corporation and as they were represented to us in our discussions with the management of the Corporation. It should be understood that subsequent developments may affect this Fairness Opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. In our analyses and in connection with the preparation of the Fairness Opinion, we made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Haywood and any party involved in the Transaction.
This Fairness Opinion is provided for the use of the Special Committee and may be disclosed, referred or communicated to any third-party with our prior written consent. Haywood consents to the inclusion of this Fairness Opinion in the Circular. This Fairness Opinion is given as of the date hereof and Haywood disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to the attention of Haywood after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, Haywood reserves the right to change, modify or withdraw the Fairness Opinion.

Haywood believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying this Fairness Opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.
Fairness Conclusion
Based on and subject to the foregoing and such other factors as Haywood considered relevant, Haywood is of the opinion that, as of the date hereof, the Consideration to be received by the Shareholders under the Transaction is fair, from a financial point of view, to the shareholders of the Corporation excluding SG and its affiliates.
Yours truly,
/s/
HAYWOOD SECURITIES INC.

ANNEX C
RIGHT TO DISSENT

DIVISION 2 OF PART 8 OF THE BCBCA
Definitions and application
237 (1)	In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,
(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)	This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a)	the court orders otherwise, or
(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.
Right to dissent
238 (1)	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)	under section 260, in respect of a resolution to alter the articles
(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,
(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or
(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;
(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;
(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;
(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;
(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;
(g)	in respect of any other resolution, if dissent is authorized by the resolution;
(h)	in respect of any court order that permits dissent.
(1.1)
A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2)	A shareholder wishing to dissent must
(a)	prepare a separate notice of dissent under section 242 for
(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and
(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,
(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and
(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.
(3)	Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and
(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.
Waiver of right to dissent
239 (1)	A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2)	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)	provide to the company a separate waiver for
(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and
(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and
(b)	identify in each waiver the person on whose behalf the waiver is made.
(3)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and
(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1)
If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and
(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.
(2)
If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and
(b)	a statement advising of the right to send a notice of dissent.
(3)
If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,
(b)	a statement advising of the right to send a notice of dissent, and
(c)	if the resolution has passed, notification of that fact and the date on which it was passed.
(4)	Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241
If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and
(b)	a statement advising of the right to send a notice of dissent.
Notice of dissent
242 (1)	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of
(i)	the date on which the shareholder learns that the resolution was passed, and
(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.
(2)	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company
(a)	on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or
(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.
(3)	A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or
(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.
(4)	A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,
(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;
(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and
(i)	the name and address of the beneficial owner, and
(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.
(5)
The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1)	A company that receives a notice of dissent under section 242 from a dissenter must,
(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of
(i)	the date on which the company forms the intention to proceed, and
(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.
(2)	A notice sent under subsection (1)(a) or (b) of this section must
(a)	be dated not earlier than the date on which the notice is sent,
(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.
Completion of dissent
244 (1)
A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,
(b)	the certificates, if any, representing the notice shares, and
(c)	if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.
(2)	The written statement referred to in subsection (1)(c) must
(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and
(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out
(i)	the names of the registered owners of those other shares,
(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)	that dissent is being exercised in respect of all of those other shares.
(3)	After the dissenter has complied with subsection (1),
(a)	the dissenter is deemed to have sold to the company the notice shares, and
(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.
(4)
Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)
Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)	A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1)	A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)	promptly pay that amount to the dissenter, or
(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)	A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and
(c)	make consequential orders and give directions it considers appropriate.
(3)	Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must
(a)
pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
(4)	If a dissenter receives a notice under subsection (1)(b) or (3)(b),
(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a)	the company is insolvent, or
(b)	the payment would render the company insolvent.
Loss of right to dissent
246
The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247,ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;
(b)	the resolution in respect of which the notice of dissent was sent does not pass;
(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;
(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;
(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;
(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;
(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;
(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.
Shareholders entitled to return of shares and rights
247	If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and
(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX D
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (the “Arrangement”) under Section 291 of the Business Corporations Act (British Columbia) of Trilogy International Partners Inc. (the “Company”), pursuant to the arrangement agreement (the “Arrangement Agreement”) between the Company and SG Enterprises II, LLC, dated December 19, 2023, all as more particularly described and set forth in the proxy statement and management information circular pursuant to Section 14(a) of the U.S. Exchange Act of the Company dated February 21, 2024 (the “Circular”), accompanying this notice of meeting (as the Arrangement may be modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2.
The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Annex E to the Circular, is hereby authorized, approved and adopted.

3.
The (i) Arrangement Agreement and related transactions, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the Company Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Supreme Court of British Columbia (the “Court”), the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the Company Shareholders: (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.
Any officer or director of the Company be and is hereby authorized for and on behalf of the Company to make an application to the Court for an order approving the Arrangement and to execute, under corporate seal or otherwise, and to deliver or cause to be delivered, a certificate of arrangement and all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

D-1

ANNEX E
Schedule “A”
Plan of Arrangement
PLAN OF ARRANGEMENT UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Article 1
INTERPRETATION
Section 1.1 Definitions
Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined shall have the meanings specified in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):
“Arrangement” means the arrangement proposed pursuant to Section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement, the Interim Order or made at the direction of the Court in the Final Order (provided, however, that any such amendment or variation is acceptable to both the Company and the Purchaser, each acting reasonably).
“Arrangement Agreement” means the arrangement agreement made as of December 19, 2023 between the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.
“Arrangement Resolution” means the special resolution to be considered and, if thought fit, passed by the Company Shareholders approving this Plan of Arrangement at the Company Meeting substantially on the terms and in the form set out in Schedule “B” of the Arrangement Agreement.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Business Day” means any day of the year, other than a Saturday, Sunday, or any other day when banks in Vancouver, British Columbia are not generally open for business.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Shares” means the common shares in the capital of the Company.
“Company” means Trilogy International Partners Inc., a corporation continued under the laws of British Columbia.
“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.
“Company Shareholders” means the holders of Common Shares.
“Consideration” means $0.07 in cash per Common Share.
“Court” means the Supreme Court of British Columbia, or other court as applicable.
“Depositary” means such Person as the Company may appoint to act as depositary for the Common Shares in relation to the Arrangement, with the approval of the Purchaser, acting reasonably.
“Dissent Rights” has the meaning specified in Section 3.1 of this Plan of Arrangement.
“Dissenting Holder” means a registered Company Shareholder as of the record date of the Company Meeting who has duly and validly exercised its Dissent Rights in strict compliance with Sections 242 to 247 of the BCBCA, as modified by the Interim Order or the Final Order and Section 3.1 of this Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.
"DRS” means direct registration statement.

“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.8(1) of the Arrangement Agreement.
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as the Parties may agree to in writing.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation or amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal, including all amendments thereto made prior to the Effective Time.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.
“Interim Order” means the interim order of the Court, contemplated by Section 2.2 of the Arrangement Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, in connection with the Arrangement, each acting reasonably.
“Law” means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Letter of Transmittal” means the letter of transmittal sent to registered holders of Common Shares for use in connection with the Arrangement.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachment, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Parties” means the Company and the Purchaser and “Party” means any one of them.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means this plan of arrangement under Section 288 of the BCBCA, and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 or made at the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably.
“Purchaser” means SG Enterprises II, LLC, a limited liability company formed under the laws of the State of Washington.
“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder as amended from time to time.

Section 1.2 Certain Rules of Interpretation
In this Plan of Arrangement, unless otherwise specified:
(1)	Definitions. Any capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Arrangement Agreement.
(2)
Headings, etc. The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

(3)	Currency. All references to dollars or to $ are references to United States dollars, unless specified otherwise.
(4)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
(5)
Certain Phrases, etc. The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Plan of Arrangement.

(6)
Statutes. Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(7)
Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Plan of Arrangement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(8)	Time References. References to time herein or in any Letter of Transmittal are to local time, Vancouver, British Columbia.
Article 2
THE ARRANGEMENT
Section 2.1 Arrangement Agreement
This Plan of Arrangement is made pursuant to the Arrangement Agreement.
Section 2.2 Binding Effect
This Plan of Arrangement and the Arrangement will become effective, and be binding on the Purchaser, the Company, the Company Shareholders, including Dissenting Holders, the registrar and transfer agent of the Company, the Depositary and all other Persons, at and after, the Effective Time without any further act or formality required on the part of any Person.
Section 2.3 Arrangement
Commencing at the Effective Time each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, unless stated otherwise, effective as at five-minute intervals starting at the Effective Time:
(a)
the Common Shares held by Dissenting Holders in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for the right to be paid the fair value of their Common Shares by the Purchaser in accordance with Article 3, and:

(i)
such Dissenting Holders shall cease to be the holders of such Common Shares and to have any rights as holders of such Common Shares, other than the right to be paid the fair value for such Common Shares as set out in Section 3.1;

(ii)	such Dissenting Holders’ names shall be removed as the holders of such Common Shares from the registers of Common Shares maintained by or on behalf of the Company; and
(iii)
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares, free and clear of all Liens, and shall be entered as the registered holder of such Common Shares in the registers of Common Shares maintained by or on behalf of the Company;

(b)
each Common Share outstanding immediately prior to the Effective Time, other than Common Shares held by the Purchaser or any Dissenting Holder who has validly exercised such holder’s Dissent Right shall, without any further action by or on behalf of a holder of Common Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration for each Common Share, and:

(i)
the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares, other than the right to be paid the Consideration per Common Share in accordance with this Plan of Arrangement;

(ii)	such holders’ names shall be removed from the register of the Common Shares maintained by or on behalf of the Company; and
(iii)
the Purchaser shall be deemed to be the transferee and legal owner of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares maintained by or on behalf of the Company.

Article 3
RIGHTS OF DISSENT
Section 3.1 Rights of Dissent
Registered Company Shareholders as of the record date of the Company Meeting may exercise dissent rights with respect to the Common Shares held by such Company Shareholders (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and this Article 3; provided that, notwithstanding (a) Subsection 242 of the BCBCA, the written objection to the Arrangement Resolution must be received by the Company not later than 5:00 p.m. (Vancouver Time) on the Business Day that is two Business Days immediately preceding the date of the Company Meeting, and (b) Section 245 of the BCBCA, the Purchaser and not the Company shall be required to pay the fair value of such Common Shares. Dissenting Holders who duly exercise their Dissent Rights shall be deemed to have irrevocably transferred the Common Shares held by them and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Liens, as provided in Section 2.3(a) and if they:
(a)
ultimately are entitled to be paid fair value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(a)); (ii) notwithstanding anything to the contrary contained in Part 8 of the BCBCA, such fair value in respect of such Common Shares shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Common Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Common Shares, and be entitled to receive only the consideration set forth in Section 2.3(b) that such holder would have received if such holder had not exercised Dissent Rights.

Section 3.2 Recognition of Dissenting Holders
(a)
In no case shall the Purchaser, the Company or any other Person be required to recognize Dissenting Holders as holders of Common Shares after the completion of the steps set forth in Section 2.3(a), and each Dissenting Holder will cease to be entitled to the rights of a Company Shareholder in respect of the Common Shares in relation to which such Dissenting Holder has exercised Dissent Rights and the names of each Dissenting Holder shall be removed from the registers of holders of Common Shares to reflect that such former holder of Common Shares is no longer the holder of such Common Shares as of and from the completion of the steps described in Section 2.3(a) occur. In no circumstances shall the Purchaser, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Common Shares as of the record date of the Company Meeting in respect of which such rights are sought to be exercised.
(b)
For greater certainty, in addition to any other restrictions set forth in the BCBCA or the Interim Order, Company Shareholders who vote, or instruct a proxyholder to vote, in favour of the Arrangement Resolution, will not be entitled to exercise Dissent Rights with respect to any Common Shares held by such Company Shareholders.

Article 4
CERTIFICATES AND PAYMENTS
Section 4.1 Payment of Consideration
(a)
At least one (1) Business Day prior to the Effective Date, the Purchaser shall deposit, or arrange to be deposited, for the benefit of the Company Shareholders, sufficient funds with the Depositary in the aggregate amount equal to the payments in respect thereof required by this Plan of Arrangement, with the amount per Common Share in respect of which Dissent Rights have been exercised being deemed to be the Consideration per Common Share for this purpose, net of applicable withholdings for the benefit of the Company Shareholders.

(b)
As soon as reasonably practicable following the surrender to the Depositary for cancellation of a certificate or DRS statement which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(b), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the former holder of such Common Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, the cash payment which such holder has the right to receive under the Arrangement for such Common Shares less any amounts withheld pursuant to Section 4.3, and any certificate or DRS statement so surrendered shall forthwith be cancelled.

(c)
Until surrendered as contemplated by this Section 4.1, each certificate or DRS statement that immediately prior to the Effective Time represented Common Shares shall be deemed after the Effective Time to represent only the right to receive from the Depositary upon such surrender a cash payment in lieu of such certificate or DRS statement as contemplated in this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS statement formerly representing Common Shares not duly surrendered on or before the third anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Common Shares of any kind or nature against or in the Company or the Purchaser or the Depositary. On such date, all cash to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(d)
Any payment to be made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the third anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the third anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser (or any successor of the Purchaser) for no consideration.

(e)
No holder of Common Shares shall be entitled to receive any consideration or entitlement with respect to such Common Shares other than any consideration or entitlement which such holder is entitled to receive in accordance with Section 2.3, this Section 4.1 and the other terms of this Plan of Arrangement and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

Section 4.2 Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with Section 2.3. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to the Purchaser and the Depository (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Purchaser and the Company in a manner satisfactory to the Purchaser and the Company, acting reasonably, against any claim that may be made against the Purchaser and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 4.3 Withholding Rights
The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Shareholders under the Plan of Arrangement (including any payment to Dissenting Holders) such amounts as the Purchaser, the Company or the Depositary, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration under any provision of any Laws in respect of taxes. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to the Company Shareholders in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.
Notwithstanding anything to the contrary herein, the Purchaser shall not withhold any amount payable to the Company Shareholders under the Plan of Arrangement otherwise required pursuant to Section 1445 of the Code, provided the Company satisfies the requirements of Section 6.2(9) of the Arrangement Agreement.
Section 4.4 No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
Section 4.5 Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares issued or outstanding prior to the Effective Time and any plans or agreements governing such securities, (b) the rights and obligations of the Company Shareholders, the Company, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
Article 5
AMENDMENTS
Section 5.1 Amendments to Plan of Arrangement
(a)
The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Company and the Purchaser, each acting reasonably, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to the Company Shareholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company or the Purchaser, as applicable, shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Company Shareholders voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders voting in the manner directed by the Court.

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the granting of the Final Order without filing such amendment, modification or supplement with the Court or seeking Court approval, provided that it (i) concerns a matter which, in the reasonable opinion of the Parties, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the interest of any of the Company Shareholders; or (ii) is an amendment contemplated in Section 5.1(e).

(e)
The Purchaser may, at any time following the Effective Date, amend, modify or supplement this Plan of Arrangement without the approval of Company Shareholders provided that each amendment, modification or supplement (i) must be set out in writing, (ii) must concern a matter which, in the reasonable opinion of each of the Company and the Purchaser is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement, (iii) is not adverse to the economic interests of any former Company Shareholders, and (iv) need not be filed with the Court or communicated to former Company Shareholders.

(f)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the provisions of the Arrangement Agreement.
Article 6
FURTHER ASSURANCES
Section 6.1 Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

ANNEX F
CONSENT OF HAYWOOD
To: Special Committee of the Board of Directors of Trilogy International Partners Inc.
Reference is made to our fairness opinion dated December 19, 2023 (the “Fairness Opinion”), which we prepared for the special committee (the “Special Committee”) of the board of directors (the “Board”) of Trilogy International Partners Inc. (the “Company”) in connection with the proposed Arrangement involving the Company and SG Enterprises II, LLC.
We hereby consent to the filing of the Fairness Opinion with the applicable securities regulatory authorities and the inclusion of a summary of the Fairness Opinion in this definitive proxy statement and management information circular of the Company dated February 21, 2024. In providing such consent, we do not intend that any person other than the Special Committee and the Board rely upon the Fairness Opinion.
All terms used but not defined herein have the meanings ascribed herein.
Haywood Securities Inc.
Vancouver, British Columbia, February 21, 2024
F-1

ANNEX G
TRILOGY INTERNATIONAL PARTNERS INC.
ANNUAL REPORT ON FORM 10-K
(Selected Portions)
For the Fiscal Year Ended December 31, 2022

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations This Management’s Discussion and Analysis (“MD&A”) contains important information about the business of the Company and its performance for the years ended December 31, 2022, 2021 and 2020. This MD&A should be read in conjunction with TIP Inc.’s audited consolidated financial statements for the year ended December 31, 2022, and notes thereto (the “Consolidated Financial Statements”), prepared in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”) as issued by the Financial Accounting Standards Board (“FASB”).
All financial results and metrics for the year ended December 31, 2022 included in this MD&A reflect the results from the Bolivia segment from January 1, 2022 through May 14, 2022 and from the New Zealand segment from January 1, 2022 through May 19, 2022.
Historically, the market operations in New Zealand and Bolivia represented the Company’s two reportable segments. Our chief operating decision maker, TIP Inc.’s Chief Executive Officer, assessed performance of the segments and allocated resources primarily based on the financial measures of revenues and Segment Adjusted EBITDA. See Note 19 – Segment Information to the Consolidated Financial Statements for additional information.
Foreign Currency
In New Zealand, the Company generated revenue and incurred costs in NZD. Fluctuations in the value of the NZD relative to the USD increased or decreased the Company’s overall revenue and profitability as stated in USD, which is the Company’s reporting currency. The effect of these fluctuations is referenced in this MD&A as “impact of foreign currency”. The following table sets forth for each period or date indicated the exchange rates in effect at the end of such period, including as of May 19, 2022 which reflects the date of the balance sheet for New Zealand upon closing of the 2degrees Sale, and the average exchange rates for such periods for the NZD, expressed in USD. Additionally, the amount held in escrow from the 2degrees Sale is denominated in NZD and therefore, the exchange rate in effect at December 31, 2022 is provided below:
	May 19,	December 31,	December 31,
	2022	2021	2022	2021	2020
End of period NZD to USD exchange rate	0.64	0.68	0.63(1)	0.68	0.72
% Change	(7%)		(7%)	(5%)
	Year Ended December 31,
	2022	2021	2020
Average NZD to USD exchange rate	0.67(2)	0.71	0.65
% Change	(5%)	9%
(1)
While the exchange rate in effect at December 31, 2022 was 0.63, in the fourth quarter of 2022, the Company entered into forward exchange contracts to sell an aggregate of $20 million NZD and buy an aggregate of $12.3 million USD on June 30, 2023. Thus, future exposure to fluctuations in the NZD to USD exchange rate for substantially all of the proceeds from the 2degrees Sale held in escrow is mitigated.

(2)	For the period from January 1, 2022 through May 19, 2022.
The following table sets forth for each period indicated the exchange rates in effect at the end of the period and the average exchange rates for such periods, for the CAD, expressed in USD, as quoted by the Bank of Canada:
	December 31, 2022	December 31, 2021	December 31, 2020
End of period CAD to USD exchange rate	0.74	0.79	0.79
% Change	(6%)	0%
	Year Ended December 31,
	2022	2021	2020
Average CAD to USD exchange rate	0.77	0.80	0.75
% Change	(4%)	7%

Overall Performance
The table below summarizes the Company’s consolidated key financial metrics for the years ended December 31, 2022, 2021 and 2020:
	For the Year Ended December 31,			% Variance
	2022	2021	2020	2022 vs 2021	2021 vs 2020
(in millions, unless otherwise noted)
Service revenues	$200.4	$540.7	$504.0	(63%)	7%
Total revenues	$238.5	$653.6	$610.3	(64%)	7%
Net income (loss)	$437.0	$(194.4)	$(79.7)	325%	(144%)
Net income (loss) margin(1)	218.1%	(36.0%)	(15.8%)	254.0 pts	(20.1) pts
Consolidated Adjusted EBITDA(2)	$39.4	$115.1	$107.0	(66%)	8%
Consolidated Adjusted EBITDA Margin(2)	19.7%	21.3%	21.2%	(1.6) pts	0.1 pts
Capital expenditures(3)	$32.4	$92.8	$77.3	(65%)	20%
pts - percentage points
(1)	Net income (loss) margin is calculated as Net income (loss) divided by service revenues.
(2)
These are non-U.S. GAAP measures and do not have standardized meanings under U.S. GAAP. Therefore, they are unlikely to be comparable to similar measures presented by other companies. For definitions and reconciliation to most directly comparable GAAP financial measures, see “Definitions and Reconciliations of Non-GAAP Measures” in this MD&A.

(3)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, were not included in capital expenditures amounts.

Reclassification of Fixed Broadband Service Revenues
In 2021, we replaced “Wireline” with “Fixed broadband” to describe the revenues and subscribers associated with the Company’s fixed broadband products in New Zealand and Bolivia, which were provided using fixed line or wireless technology. As a result, fixed Long Term Evolution (“LTE”) service revenues were reclassified from Wireless service revenues and were included as a component of Fixed broadband service revenues in our Consolidated Statements of Operations and Comprehensive Income (Loss). This reclassification was applied to all periods presented in this MD&A. Fixed LTE service revenues reclassified to Fixed broadband service revenues were $2.1 million, $5.1 million and $3.1 million for the years ended December 31, 2022, 2021 and 2020, respectively. This change had no impact on total revenues or net loss for any period presented.
2022 Full Year Highlights
•
On May 19, 2022, the 2degrees Sale closed for an aggregate purchase price of $1.315 billion NZD for 100% of the equity interest in 2degrees. For its ownership interest in 2degrees, the Company’s share of the total consideration was $930 million NZD (approximately $601 million based on the exchange rate on the date the consideration was received), net of $33 million NZD ($21 million) of closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool. Approximately $22 million NZD of the consideration paid by Voyage Digital for the Company’s 2degrees shares is being held in escrow for a maximum period of one year after the sale closing date.

•
Promptly following the closing of the 2degrees Sale, the Company repaid its outstanding indebtedness and the outstanding indebtedness of its subsidiary, Trilogy International South Pacific LLC (“TISP”), plus related accrued interest, totaling approximately $450 million. As a result of these prepayments, the Company had no remaining indebtedness outstanding as of December 31, 2022.

•
In the second quarter, the Board declared and paid a distribution to shareholders of $115.8 million, or approximately $1.31 per share (declared as a $150 million CAD distribution), representing a return of capital pursuant to a plan of liquidation adopted by the Board.

•
On May 14, 2022, the NuevaTel Transaction was completed. Proceeds received related to the NuevaTel Transaction were in a nominal amount and the Company recorded a net gain on the transaction of $14.5 million due to the carrying value of liabilities in excess of assets for the business.

•
Total cash was $25.1 million as of December 31, 2022, exclusive of the Company’s share of the purchase price escrow established in connection with the 2degrees Sale of approximately $22 million NZD ($14.1 million based on the exchange rate as of December 31, 2022).

Results of Operations
Consolidated Revenues
	For the Year Ended December 31,			% Variance
(in millions)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Revenues:
Wireless service revenues(1)	$154.8	$420.3	$408.4	(63%)	3%
Fixed broadband service revenues(1)	42.5	111.5	86.6	(62%)	29%
Equipment sales	38.1	112.9	106.3	(66%)	6%
Non-subscriber ILD and other revenues	3.2	8.9	9.0	(64%)	(2%)
Total revenues	$238.5	$653.6	$610.3	(64%)	7%
(1)	Beginning in 2021, we replaced “Wireline” with “Fixed broadband” and reclassified fixed LTE revenues from Wireless service revenues to Fixed broadband service revenues.
Consolidated Wireless Service Revenues
Wireless service revenues declined $265.5 million, or 63%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022. See Note 2 – Sale of Operations to the Consolidated Financial Statements for further information. In addition, prior to the closing of the NuevaTel Transaction, there were declines in both prepaid and postpaid revenues in Bolivia, compared to the same period in 2021, mainly due to lower voice traffic and data usage, as well as declines in the subscriber base.
Wireless service revenues increased $11.9 million, or 3%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, wireless service revenues declined $12.0 million, or 3%, compared to the same period in 2020, as a decline in Bolivia more than offset an increase in New Zealand. The decline in Bolivia was due to a decline in both postpaid and prepaid revenues as a result of the COVID-19 pandemic and increased competition in the market which affected the decline in the postpaid and prepaid subscriber base. The decline in Bolivia was partially offset by increased postpaid wireless service revenues in New Zealand driven by the larger postpaid subscriber base, particularly due to business subscriber growth. There was also an increase in prepaid service revenues in New Zealand mainly due to an increase in prepaid ARPU.
Consolidated Fixed Broadband Service Revenues
Fixed broadband service revenues declined $69.0 million, or 62%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
Fixed broadband service revenues increased $24.9 million, or 29%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, fixed broadband service revenues increased $17.4 million, or 19%, compared to the same period in 2020, primarily due to the 17% growth in the fixed broadband subscriber base.
Consolidated Equipment Sales
Equipment sales declined $74.8 million, or 66%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, due to the closing of the 2degrees Sale in May 2022.
Equipment sales increased $6.6 million, or 6%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, equipment sales declined $2.5 million, or 2%, compared to the same period in 2020, as a decline in Bolivia more than offset an increase in New Zealand. The decline in Bolivia was mainly due to a decrease in the number of handsets sold in Bolivia during the period. The increase in New Zealand was primarily driven by the rise in the volume of sales of higher priced devices to new and existing subscribers.

Consolidated Non-subscriber International Long Distance (“ILD”) and Other Revenues
Non-subscriber ILD and other revenues declined $5.7 million, or 64%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
Non-subscriber ILD and other revenues declined $0.2 million, or 2%, for the year ended December 31, 2021 compared to the year ended December 31, 2020, due to individually insignificant changes in the period.
Consolidated Operating Expenses
Operating expenses represent expenditures incurred by the Company’s operations and its corporate headquarters.
	For the Year Ended December 31,			% Variance
(in millions)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Operating expenses:
Cost of service, exclusive of depreciation, amortization and accretion shown separately	$81.0	$217.6	$202.9	(63%)	7%
Cost of equipment sales	39.2	120.9	115.8	(68%)	4%
Sales and marketing	30.8	88.8	80.3	(65%)	11%
General and administrative	62.3	123.9	112.3	(50%)	10%
Depreciation, amortization and accretion	18.4	107.2	107.0	(83%)	0%
Impairment of long-lived assets	—	113.8	—	(100%)	100%
(Gain) on sale of operations and loss (gain) on disposal of assets and sale-leaseback transaction	(457.6)	1.1	(2.5)	n/m	143%
Total operating expenses	$(225.9)	$773.4	$615.7	(129%)	26%
n/m - not meaningful
Consolidated Cost of Service
Cost of service expense declined $136.6 million, or 63%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. The declines were primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022. In addition, prior to the closing of the NuevaTel Transaction, there were declines in interconnection costs in Bolivia as a result of lower voice traffic terminating outside of NuevaTel’s network.
Cost of service expense increased $14.8 million, or 7%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, cost of service increased $3.5 million, or 2%, primarily due to increases in New Zealand partially offset by declines in Bolivia. The increase in New Zealand was mainly attributable to an increase in transmission expense associated with the growth of the fixed broadband subscriber base. The decline in Bolivia was primarily due to a decline in interconnection costs as a result of a lower volume of voice traffic terminating outside of NuevaTel’s network.
Consolidated Cost of Equipment Sales
Cost of equipment sales declined $81.7 million, or 68%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the closing of the 2degrees Sale in May 2022.
Cost of equipment sales increased $5.1 million, or 4%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, cost of equipment sales declined $4.6 million, or 4%, in 2021, primarily due to a decline in the number of handsets sold in Bolivia, partially offset by an increase in New Zealand in the volume of sales of higher priced devices in 2021 as compared to 2020.
Consolidated Sales and Marketing
Sales and marketing declined $58.0 million, or 65%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.

Sales and marketing increased $8.5 million, or 11%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, sales and marketing increased $3.8 million, or 4%, primarily due to an increase in commissions expenses in New Zealand partially offset by a decline in salaries and wages in Bolivia.
Consolidated General and Administrative
General and administrative costs declined $61.6 million, or 50%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022. These declines were partially offset by a total of $6.5 million of severance costs recorded at corporate headquarters in the second and third quarters of 2022. The severance costs and other costs associated with the 2degrees Sale and the NuevaTel Transaction included in general and administrative costs were $10.6 million for the year ended December 31, 2022. Due to their nonrecurring nature, such costs were removed from Consolidated Adjusted EBITDA.
General and administrative costs increased $11.6 million, or 10%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, general and administrative costs increased $5.9 million, or 5%. Approximately $8.0 million of the increase was due to nonrecurring professional service costs in New Zealand and at corporate headquarters associated with strategic transactions that were under consideration related to the 2degrees business in 2021, including approximately $4.7 million of costs primarily related to the preparation for a planned public listing and equity issuance in New Zealand which were deferred and included within Prepaid expenses and other current assets on the Consolidated Balance Sheet as of September 30, 2021, reflecting the facts and circumstances as of that date. During the fourth quarter of 2021, upon announcement of the 2degrees Sale, the Company expensed these previously deferred costs of approximately $4.7 million as general and administrative expenses. Due to the nonrecurring nature of these expenses, the total of approximately $8.0 million of these costs incurred during the year ended December 31, 2021 was removed from Adjusted EBITDA. These increases were partially offset by a decline in general and administrative costs in Bolivia, primarily due to a decline in bad debt expense. In addition, there was a decline in expenses in Bolivia attributable to cost controls that were implemented in response to the COVID-19 pandemic.
Consolidated Depreciation, Amortization and Accretion
Depreciation, amortization and accretion declined $88.8 million, or 83%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022. The 2degrees and NuevaTel businesses met the accounting criteria to be classified as held for sale on March 15, 2022 and March 28, 2022, respectively, and, accordingly, recording depreciation and amortization of their long-lived assets ceased on those dates. For additional information, see Note 2 – Sale of Operations to the Consolidated Financial Statements. In addition, prior to the closing of the NuevaTel Transaction, there were declines in Bolivia due to a lower asset base being depreciated in 2022 compared to 2021 as a result of the impairment charge recognized in the third quarter of 2021.
Depreciation, amortization and accretion was flat for the year ended December 31, 2021 compared to the year ended December 31, 2020. Excluding the impact of foreign currency, depreciation, amortization and accretion declined $5.5 million, or 5%, as a decline in Bolivia was partially offset by an increase in New Zealand. The decline in Bolivia was primarily due to a lower net asset base being depreciated including the impact of the long-lived asset impairment charge recorded in 2021. The increase in New Zealand was mainly related to wireless network assets previously placed in service and accelerated depreciation expense on certain existing assets associated with the onset of 5G enabled infrastructure construction.
Consolidated Impairment of Long-Lived Assets
Impairment of long-lived assets of $113.8 million for the year ended December 31, 2021 related to the impairment charge recorded in Bolivia. There were no impairment charges recognized for 2022.
Consolidated (Gain) on Sale of Operations and Loss (Gain) on Disposal of Assets and Sale-Leaseback Transaction
(Gain) on sale of operations and loss on disposal of assets increased for the year ended December 31, 2022 compared to the year ended December 31, 2021, due to a $443.3 million gain recognized in connection with the 2degrees Sale and a $14.5 million gain recognized in connection with the NuevaTel Transaction in May 2022. For additional information, see Note 2 – Sale of Operations to the Consolidated Financial Statements.

Loss on disposal of assets and sale-leaseback transaction increased $3.6 million for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily due to gains recognized upon the final closing of the tower sale-leaseback transaction in the third quarter of 2020, partially offset by disposal and abandonment charges of approximately $1.4 million recorded during the second quarter of 2020 for certain construction in progress due in part to a reassessment of capital expenditures needs as 2degrees undertook cost reduction measures in response to the COVID-19 pandemic.
Consolidated Other Expenses (Income)
	For the Year Ended December 31,			% Variance
(in millions)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Interest expense	$22.9	$53.7	$46.5	(57%)	15%
Change in fair value of warrant liability	(0.105)	(0.055)	0.049	(91%)	(212%)
Debt extinguishment, modification and issuance costs	8.5	7.0	—	22%	100%
Other, net	(15.4)	3.3	4.6	(567%)	(28%)
Consolidated Interest Expense
Interest expense declined $30.8 million, or 57%, for the year ended December 31, 2022 compared to the same period in 2021, primarily related to the prepayment of the outstanding indebtedness of the 8.875% senior secured notes issued by TISP and TISP Finance, Inc. due in 2023 (the “TISP 8.875% Notes”) and the 10.0% senior secured notes due 2022 issued by TISP (the “TISP 10.0% Notes”) in May 2022. See Note 8 – Debt to the Consolidated Financial Statements for further information.
Interest expense increased $7.2 million, or 15%, for the year ended December 31, 2021 compared to the same period in 2020, primarily related to the issuance of the TISP 10.0% Notes in October 2020.
Consolidated Change in Fair Value of Warrant Liability
The change in fair value of the warrant liability resulted in income of $0.1 million for year ended December 31, 2022, due to the warrants expiring on February 7, 2022. The change in fair value of the warrant liability increased income by $0.1 million for the year ended December 31, 2021, compared to same period in 2020, due to changes in the trading price of the warrants. See Note 11 – Equity to the Consolidated Financial Statements for further information.
Consolidated Debt Extinguishment, Modification and Issuance Costs
Debt extinguishment, modification and issuance costs increased $1.5 million, or 22%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. The increase was primarily due to an $8.5 million write-off of deferred finance cost and discounts on the TISP 8.875% Notes and the TISP 10.0% Notes as a result of the prepayment of the outstanding balances in May 2022. The increase in 2022 was partially offset by costs associated with the consummation in June 2021 of the exchange of Trilogy LLC’s 8.875% senior secured notes due in 2022 (the “Trilogy LLC 2022 Notes”) for the TISP 8.875% Notes due in 2023. See Note 8 – Debt to the Consolidated Financial Statements for further information.
Debt extinguishment, modification and issuance costs increased $7.0 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. The increase was due to the consummation in June 2021 of the exchange of the Trilogy LLC 2022 Notes for the TISP 8.875% Notes due in 2023.
Consolidated Other, Net
Other, net income increased $18.7 million, or 567%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. The increase for the year ended December 31, 2022 was primarily due to a gain of $16.6 million recognized in connection with the change in value of the forward exchange contract that the Company entered into in March 2022 to mitigate exposure to fluctuations in the NZD to USD exchange rate for a portion of the proceeds we received from the 2degrees Sale. The gain recognized reflected the differential between the contract price and the foreign exchange rate as of the settlement date under this forward exchange contract. See Note 9 – Derivative Financial Instruments to the Consolidated Financial Statements for further information.

Other, net expense declined $1.3 million, or 28%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This decline was driven by changes in the fair value of interest rate swaps in New Zealand of $7.3 million and other individually immaterial changes. These changes were partially offset by a $10.7 million increase relating to the change in the fair value of a derivative instrument relating to an increase in the principal amount of the TISP 8.875% Notes in the fourth quarter of 2021.
Consolidated Income Taxes
	For the Year Ended December 31,			% Variance
(in millions)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Income tax expense	$(11.5)	$(10.5)	$(23.1)	(9%)	54%
Income Tax (Expense) Benefit
Income tax expense increased $0.9 million, or 9%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to the benefit recorded in 2021 for the impact of NuevaTel’s losses on the Company’s deferred tax liability with respect to NuevaTel’s unrepatriated earnings. This increase is offset by a decrease in pre-tax profits in New Zealand in 2022 due to the closing of 2degrees Sale in May 2022.
Income tax expense declined $12.6 million, or 54%, for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily due to the valuation allowance recorded against the Company’s deferred tax assets in Bolivia in 2020.
Business Segment Analysis
The Company historically had two reporting segments (New Zealand (2degrees) and Bolivia (NuevaTel)) that provided a variety of wireless voice and data communications services, including local, international long distance and roaming services. Services were provided to subscribers on both a postpaid and prepaid basis. In Bolivia, fixed public telephony services were also offered via wireless backhaul connections. In New Zealand, fixed broadband communications services were offered since May 2015. In Bolivia, fixed LTE services, or fixed broadband services, were offered since late 2019.
During the second quarter of 2022, the Company completed the sale of its operations in New Zealand and Bolivia, which represented substantially all of the operating activities of the business. The disposals and comparative historical periods are not presented as discontinued operations since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
New Zealand (2degrees)
2degrees launched commercial service in 2009. As described above and as further discussed in Note 2 – Sale of Operations to the Consolidated Financial Statements, in December 2021, the Company entered into the 2degrees Sale to sell its 73.2% indirect equity interest in 2degrees to Voyage Digital. On May 19, 2022, the 2degrees Sale closed for an aggregate purchase price of $1.315 billion NZD.

New Zealand - Operating Results
	For the Year Ended December 31,			% Variance
(in millions, unless otherwise noted)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Service revenues	$161.0	$416.1	$357.0	(61%)	17%
Total revenues	$199.1	$528.6	$458.9	(62%)	15%
Segment Adjusted EBITDA	$51.5	$127.6	$111.4	(60%)	15%
Segment Adjusted EBITDA Margin(1)	32.0%	30.7%	31.2%	1.3 pts	(0.6) pts
Capital expenditures(2)	$30.5	$81.1	$65.1	(62%)	25%
Capital intensity	18.9%	19.5%	18.2%	(0.5) pts	1.3 pts
pts - percentage points
(1)	Segment Adjusted EBITDA Margin is calculated as Segment Adjusted EBITDA divided by service revenues.
(2)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, were not included in capital expenditures amounts.

Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Service revenues declined $255.0 million, or 61%, compared to 2021. Excluding the impact of foreign currency, service revenues declined $232.5 million, or 59%, compared to the same period in 2021. This decline was primarily due to the closing of the 2degrees Sale in May 2022. For additional information, see Note 2 – Sale of Operations to the Consolidated Financial Statements.
Total revenues declined $329.6 million, or 62%, compared to 2021. Excluding the impact of foreign currency, total revenues declined $300.9 million, or 60%, compared to the same period in 2021, attributable to the declines in service revenues mentioned above. In addition, equipment sales declined $74.5 million, or 66%, compared to the same period in 2021. Excluding the impact of foreign currency, equipment sales declined $68.4 million, or 64%, primarily due to the closing of the 2degrees Sale in May 2022.
For the year ended December 31, 2022 compared to 2021, operating expenses declined $319.7 million, or 66% ($293.5 million, or 64%, excluding the impact of foreign currency), primarily due to the following:
•
Cost of service declined $88.5 million, or 60%, in 2022 compared to the same period in 2021. Excluding the impact of foreign currency, cost of service declined $80.6 million, or 58%, primarily due to the closing of the 2degrees Sale in May 2022;

•
Cost of equipment sales declined $79.7 million, or 67%, compared to the same period in 2021. Excluding the impact of foreign currency, cost of equipment sales declined $73.3 million, or 65%, primarily due to the closing of the 2degrees Sale in May 2022;

•
Sales and marketing declined $40.8 million, or 63%, compared to the same period in 2021. Excluding the impact of foreign currency, sales and marketing declined $37.2 million, or 61%, primarily due to the closing of the 2degrees Sale in May 2022;

•
General and administrative declined $50.7 million, or 65%, compared to 2021. Excluding the impact of foreign currency, general and administrative declined $46.4 million, or 63%, primarily due to the closing of the 2degrees Sale in May 2022. Approximately $1.0 million of general and administrative costs incurred by 2degrees were associated with the 2degrees Sale. Due to the nonrecurring nature of these expenses, such costs were removed from Segment Adjusted EBITDA; and

•
Depreciation, amortization, and accretion declined $59.8 million, or 81%, compared to the same period in 2021. Excluding the impact of foreign currency, depreciation, amortization, and accretion declined $55.8 million, or 80%, primarily due to the 2degrees business meeting the accounting criteria to be classified as held for sale on March 15, 2022 and, accordingly, the Company ceased recording depreciation and amortization of 2degrees’ long-lived assets on that date. For additional information, see Note 2 – Sale of Operations to the Consolidated Financial Statements.

Segment Adjusted EBITDA declined $76.1 million, or 60%, compared to 2021. Excluding the impact of foreign currency, Segment Adjusted EBITDA declined $69.2 million, or 57%, compared to 2021, primarily as a result of the closing of the 2degrees Sale in May 2022.

Capital expenditures declined $50.6 million, or 62%, compared to 2021. Excluding the impact of foreign currency, capital expenditures declined $46.2 million, or 60%, compared to 2021, due to the closing of the 2degrees Sale in May 2022.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Service revenues increased $59.1 million, or 17%, compared to 2020. Excluding the impact of foreign currency, service revenues increased $27.1 million, or 7%, compared to 2020. This increase was primarily due to growth in fixed broadband revenues driven by the larger fixed broadband subscriber base and increases in residential fixed broadband ARPU. There was also an increase in postpaid wireless service revenues driven by the larger postpaid subscriber base, due mainly to growth in business subscribers. In addition, there was an increase in prepaid wireless service revenues compared to the same period in 2020, driven by an increase in prepaid ARPU.
Total revenues increased $69.8 million, or 15%, compared to 2020. Excluding the impact of foreign currency, total revenues increased $28.7 million, or 6%, compared to 2020. This increase was attributable to the increase in service revenues mentioned above. Equipment sales increased $10.7 million, or 10%, compared to the same periods in 2020. Excluding the impact of foreign currency, equipment sales increased $1.6 million, or 1%, primarily driven by the rise in the volume of sales of higher priced devices in 2021 compared to 2020.
For the year ended December 31, 2021 compared to 2020, operating expenses increased $65.5 million, or 16% ($28.1 million, or 6%, excluding the impact of foreign currency), primarily due to the following:
•
Cost of service increased $21.0 million, or 17%, in 2021 compared to the same period in 2020. Excluding the impact of foreign currency, cost of service increased $9.7 million, or 7%, primarily due to an increase in transmission expense associated with the growth of the fixed broadband subscriber base. In addition, there was an increase in network-related maintenance costs attributable to investments in outsourced infrastructure support surrounding new platforms for 5G delivery, managed security firewall programs, and disaster recovery. These increases were partially offset by a decline in combined network sharing and national roaming costs due to a network sharing agreement which commenced in the second quarter of 2020;

•
Cost of equipment sales increased $10.5 million, or 10%, compared to the same period in 2020. Excluding the impact of foreign currency, cost of equipment sales increased $0.9 million, or 1%, primarily due to an increase in the volume of sales of higher priced devices in 2021 compared to 2020;

•
Sales and marketing increased $11.8 million, or 22%, compared to the same period in 2020. Excluding the impact of foreign currency, sales and marketing increased $7.1 million, or 12%, compared to 2020, primarily due to an increase in commissions expense of $4.2 million compared to the same period in 2020 primarily associated with higher amortization expense of incremental contract acquisition costs capitalized subsequent to December 31, 2020;

•
General and administrative increased $14.8 million, or 23%, compared to 2020. Excluding the impact of foreign currency, general and administrative increased $9.1 million, or 13%. This increase was due to higher legal, audit and consulting costs and increases in office rent expense due to the 2degrees corporate headquarters lease beginning in the second quarter of 2021. Approximately $6.0 million was due to nonrecurring professional service costs incurred during 2021 associated with the strategic transactions that were under consideration throughout that year, including approximately $4.0 million of costs primarily related to 2degrees’ preparation for a planned public listing and equity issuance which were deferred and included within Prepaid expenses and other current assets on the Consolidated Balance Sheet as of September 30, 2021, reflecting the facts and circumstances as of that date. During the fourth quarter of 2021, upon announcement of the Company’s definitive agreement to sell 100% of its equity in 2degrees, 2degrees recorded these deferred professional service costs of approximately $4.0 million to general and administrative expenses. Due to the nonrecurring nature of these expenses, the total of approximately $6.0 million of these costs incurred during the year ended December 31, 2021 were removed from Segment Adjusted EBITDA. These increases were partially offset by a decline in bad debt expense attributable to accounts receivable collection efforts and the improved credit risk of our customer portfolio. In addition, there was a $1.8 million one-time benefit in the first quarter of 2020 associated with 2degrees’ improvement in collections of Equipment Installment Plan (“EIP”) receivables previously sold to the third-party EIP receivables purchaser and a decline in equity-based compensation expense as a result of $1.7 million recorded in the second quarter of 2020 associated with the extension of the expiration date of certain 2degrees’ service-based share options;
•
Depreciation, amortization, and accretion increased $9.3 million, or 14%, compared to the same period in 2020. Excluding the impact of foreign currency, depreciation, amortization, and accretion increased $3.5 million, or 5%. This increase was due primarily to an increase in depreciation expense associated with wireless network assets previously placed in service and accelerated depreciation expense on certain existing assets associated with the commencement of 5G enabled infrastructure construction; and

•
Loss on disposal of assets declined $1.9 million, or 72%, compared to the same period in 2020. Excluding the impact of foreign currency, loss on disposal of assets declined $2.1 million, or 75%. This decline was primarily associated with disposal and abandonment charges of approximately $1.4 million during the second quarter of 2020 for certain construction in progress due in part to a reassessment of capital expenditures needs as 2degrees undertook cost reduction measures in response to the COVID-19 pandemic.

Segment Adjusted EBITDA increased $16.2 million, or 15%, compared to 2020. Excluding the impact of foreign currency, Segment Adjusted EBITDA increased $6.2 million, or 5%, compared to 2020. This increase in Segment Adjusted EBITDA was primarily the result of the increase in fixed broadband revenues and postpaid wireless revenues discussed above partially offset by an increase in cost of service and sales and marketing.
Capital expenditures were $81.1 million in 2021, an increase of $16.0 million, or 25%, compared to 2020. Excluding the impact of foreign currency, capital expenditures increased $10.2 million, or 14%, compared to 2020, primarily attributable to 5G network investments.
Bolivia (NuevaTel)
The Trilogy LLC founders launched NuevaTel in 2000 while they served in senior management roles with Western Wireless. Trilogy LLC subsequently acquired a majority interest in the business in 2006. On March 28, 2022, the Company entered into the NuevaTel Transaction to transfer its 71.5% indirect equity interest in NuevaTel and, on May 14, 2022, the NuevaTel Transaction closed.
Bolivia - Operating Results
	For the Year Ended December 31,			% Variance
(in millions, unless otherwise noted)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Service revenues	$39.3	$124.3	$146.6	(68%)	(15%)
Total revenues	$39.4	$124.6	$151.0	(68%)	(17%)
Segment Adjusted EBITDA	$0.2	$(0.1)	$6.6	390%	(101%)
Segment Adjusted EBITDA Margin(1)	0.5%	(0.1%)	4.5%	0.6 pts	(4.6) pts
Capital expenditures(2)	$1.9	$11.8	$12.3	(84%)	(4%)
Capital intensity	4.9%	9.5%	8.4%	(4.6) pts	1.1 pts
pts - percentage points
(1)	Segment Adjusted EBITDA Margin is calculated as Segment Adjusted EBITDA divided by service revenues.
(2)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, were not included in capital expenditures amounts.

Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Service revenues declined $85.0 million, or 68%, in 2022 compared to 2021, primarily due to the closing of the NuevaTel Transaction in May 2022. See Note 2 – Sale of Operations to the Consolidated Financial Statements for further information. There were also declines in both prepaid and postpaid revenues mainly due to lower voice traffic and data usage, as well as declines in the subscriber base.
Total revenues declined $85.3 million, or 68%, in 2022 compared to 2021, primarily due to the decline in service revenues discussed above.

For the year ended December 31, 2022, operating expenses declined $228.3 million, or 84%, compared to the same period in 2021, primarily due to the following:
•
Cost of service declined $48.0 million, or 68%, in 2022, primarily due to the closing of the NuevaTel Transaction in May 2022. In addition, there were declines in interconnection costs as a result of lower voice traffic terminating outside of NuevaTel’s network;

•	Sales and marketing declined $17.3 million, or 71%, in 2022, primarily due to the closing of the NuevaTel Transaction in May 2022 as well as a decline in advertising expense;
•	General and administrative costs declined $17.7 million, or 64%, in 2022, primarily due to the closing of the NuevaTel Transaction in May 2022;
•
Depreciation, amortization and accretion declined $29.0 million, or 87%, in 2022, primarily due to the NuevaTel business meeting the accounting criteria to be classified as held for sale on March 28, 2022 and, accordingly, the Company ceased recording depreciation and amortization of NuevaTel’s long-lived assets on that date. For additional information, see Note 2 – Sale of Operations to the Consolidated Financial Statements. The declines were also attributable to a lower asset base being depreciated in 2022 compared to 2021 as a result of an impairment charge recognized in the third quarter of 2021; and

•
Impairment of long-lived assets declined $113.8 million, or 100%, in 2022 as a result of the charge recorded in the third quarter of 2021. There was no impairment recorded in the year ended December 31, 2022. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies to the Consolidated Financial Statements for additional information.

Segment Adjusted EBITDA increased $0.3 million, or 390%, in 2022 compared to 2021, as Segment Adjusted EBITDA was negative in 2021. This increase was primarily due to the declines in cost of service, general and administrative costs and sales and marketing described above partially offset by the decrease in service revenues.
Capital expenditures declined $9.8 million, or 84%, to $1.9 million, in 2022 compared to 2021, mainly due to the closing of the NuevaTel Transaction in May 2022 along with timing of spending in 2021.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Service revenues declined $22.3 million, or 15%, in 2021 compared to 2020, primarily due to a decline in postpaid revenues of $15.8 million, or 23%. The decline in postpaid revenues was due to a 15% decline in the subscriber base primarily as a result of the impact of the COVID-19 pandemic and effects of increased competition in the market. Prepaid revenues declined $7.8 million, or 12%, in 2021 compared to 2020, primarily due to a 13% decline in the prepaid wireless subscriber base. The decline in prepaid revenues was also attributable to a decline in voice revenues due to lower voice traffic as a result of subscribers shifting from voice usage to data-based voice applications, which was accelerated by the impact of the COVID-19 pandemic.
Total revenues declined $26.4 million, or 17%, in 2021 compared to 2020, primarily due to the decline in service revenues discussed above. Equipment sales, which also contributed to the decline in total revenues, declined $4.1 million, or 93%, due to the decline in the number of handsets sold during the period.
For the year ended December 31, 2021, operating expenses increased $89.7 million, or 49%, compared to the same period in 2020, primarily due to the following:
•
Cost of service declined $6.2 million, or 8%, in 2021, primarily due to a decrease in interconnection costs as a result of lower voice traffic terminating outside of NuevaTel’s network. Additionally, NuevaTel implemented workforce reductions in the fourth quarter of 2020 with related cost reductions continuing through 2021. Transaction fees were also impacted by the decline in revenue and subscribers in 2021 compared to 2020;

•	Cost of equipment sales declined $5.5 million, or 69%, in 2021, mainly due to a decline in the number of handsets sold during the period;
•
Sales and marketing declined $3.3 million, or 12%, in 2021, primarily due to cost control measures, including a decrease in salaries and wages as a result of workforce reductions which occurred during the fourth quarter of 2020. These declines were partially offset by an increase in advertising expense;

•
General and administrative costs declined $6.1 million, or 18%, in 2021, primarily due to lower bad debt expense as a result of societal restrictions related to the COVID-19 pandemic which impacted collections in the periods in 2020. The decline was also attributable to a decrease in salaries and wages and outsourcing costs associated with continued cost controls implemented in response to the COVID-19 pandemic;

•
Depreciation, amortization and accretion declined $8.6 million, or 21%, in 2021, primarily due to a lower asset base during the year being depreciated as a result of the impairment charge recognized in the third quarter of 2021;

•
Impairment of long-lived assets was $113.8 million for the year ended December 31, 2021 as a result of the charge recorded in the third quarter of 2021. There was no impairment recorded in the year ended December 31, 2020. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies to the Consolidated Financial Statements for additional information; and

•
Loss on disposal of assets and sale-leaseback transaction increased $5.5 million, or 107%, in 2021, primarily due to the timing of the gains recognized in connection with the closings of the tower sale-leaseback transaction in 2020.

Segment Adjusted EBITDA declined $6.7 million, or 101%, in 2021 compared to 2020, primarily due to the decrease in both postpaid and prepaid service revenues, partially offset by the declines in cost of service, general and administrative costs and sales and marketing described above.
Capital expenditures declined $0.5 million, or 4%, to $11.8 million, in 2021 compared to 2020, mainly due to the timing of spending and as a result of NuevaTel’s continuing efforts to preserve cash resources. Capital expenditures of $11.8 million in 2021 were primarily related to investment in the LTE network, including additional 4G LTE sites.
Selected Financial Information
The following tables set forth our summary consolidated financial data for the periods ended and as of the dates indicated below.
The summary consolidated financial data is derived from the Consolidated Financial Statements for each of the periods indicated in the following tables.
Differences between amounts set forth in the following tables and corresponding amounts in the Consolidated Financial Statements and related notes which accompany this MD&A are a result of rounding. Amounts for subtotals, totals and percentage variances presented in the following tables may not sum or calculate using the numbers as they appear in the tables as a result of rounding.
Selected annual financial information
The following table shows selected consolidated financial information of the Company for the years ended December 31, 2022, 2021 and 2020, prepared in accordance with U.S. GAAP. The Company discusses the factors that caused results to vary over the past three years throughout this MD&A.
Consolidated Income Statement Data
	For the Year Ended December 31,
(in millions, except per share amounts)	2022	2021	2020
Service revenues	$200.4	$540.7	$504.0
Equipment sales	38.1	112.9	106.3
Total revenues	238.5	653.6	610.3
Operating expenses	225.9	(773.4)	(615.7)
Operating income (loss)	464.4	(119.9)	(5.4)
Interest expense	(22.9)	(53.7)	(46.5)
Change in fair value of warrant liability	0.1	0.1	—
Debt extinguishment, modification and issuance costs	(8.5)	(7.0)	—
Other, net	15.4	(3.3)	(4.6)
Income (loss) before income taxes	448.5	(183.8)	(56.6)
Income tax expense	(11.5)	(10.5)	(23.1)
Net income (loss)	437.0	(194.4)	(79.7)

	For the Year Ended December 31,
(in millions, except per share amounts)	2022	2021	2020
Net (income) loss attributable to noncontrolling interests	(3.6)	49.7	31.9
Net income (loss) attributable to TIP Inc.	$433.5	$(144.7)	$(47.8)

Net income (loss) attributable to TIP Inc. per share:
Basic	$4.93	$(2.15)	$(0.83)
Diluted	$4.90	$(2.15)	$(0.83)
Selected balance sheet information
The table below shows selected consolidated financial information for the Company’s financial position as of December 31, 2022 and 2021. The table below provides information related to the cause of the changes in financial position by financial statement line item for the period compared.
Consolidated Balance Sheet Data
(in millions, except as noted)	As of December 31, 2022	As of December 31, 2021	Change includes:
Cash, cash equivalents and restricted cash	$25.1	$55.0
Decline is primarily due to $421.5 million of payments of debt and EIP receivables financing obligation, net of proceeds, $115.8 million of return of capital distributions to shareholders, and $32.4 million of purchases of property and equipment. These declines were largely offset by $552.2 million of proceeds from the sale of operations, inclusive of proceeds from forward exchange contract, net of $51.1 million of cash sold. For additional information on the sale of operations, see Note 2 – Sale of Operations to the Consolidated Financial Statements.

% Change	(54%)

Other current assets	15.6	145.8
Decline is due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022. Approximately $14.1 million of the balance as of December 31, 2022 represents the consideration from the 2degrees Sale held in escrow.

% Change	(89%)

Property, equipment and intangibles, net	—	368.5	Decline is due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
% Change	(100%)
Other non-current assets	—	234.6	Decline is due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
% Change	(100%)
Total assets	$40.6	$803.9

(in millions, except as noted)	As of December 31, 2022	As of December 31, 2021	Change includes:
Current portion of long-term debt and financing lease liabilities	$—	$31.6	Decline is due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
% Change	(100%)
All other current liabilities	7.2	194.0
Decline is primarily due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022, partially offset by the $5.1 million balance of accrued severance costs as of December 31, 2022 at corporate headquarters.

% Change	(96%)

Long-term debt and financing lease liabilities	—	631.7	Decline is due to the prepayment of the TISP 8.875% Notes and the TISP 10.0% Notes and the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
% Change	(100%)

All other non-current liabilities	—	192.6	Decline is due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
% Change	(100%)
Total shareholders’ equity (deficit)	33.5	(246.0)
Increase in shareholders’ equity is mainly due to net income for the year ended December 31, 2022, partially offset by the return of capital to shareholders, the change in noncontrolling interests and the impact of foreign currency translation adjustments.

% Change	114%
Total liabilities and shareholders’ equity (deficit)	$40.6	$803.9
Selected quarterly financial information
The following table shows selected quarterly financial information prepared in accordance with U.S. GAAP:
	For the Year Ended December 31,
	2022				2021
(in millions, except per share amounts)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Service revenues	$—	$—	$69.2	$131.2	$133.8	$134.4	$134.2	$138.2
Equipment sales	—	—	14.0	24.1	35.3	23.1	23.4	31.1
Total revenues	—	—	83.2	155.4	169.1	157.5	157.6	169.3
Operating expenses	(1.9)	(3.4)	380.3	(149.1)	(170.7)	(275.0)	(161.6)	(166.1)
Operating (loss) income	(1.9)	(3.4)	463.5	6.2	(1.6)	(117.5)	(4.1)	3.3
Interest expense	—	—	(8.6)	(14.3)	(13.8)	(13.4)	(13.2)	(13.3)
Change in fair value of warrant liability	—	—	—	0.1	(0.1)	—	0.1	0.1
Debt extinguishment, modification and issuance costs	—	—	(8.5)	—	—	—	(7.0)	—
Other, net	1.8	(2.0)	30.2	(14.6)	(7.7)	2.2	0.4	1.8
(Loss) income before income taxes	(0.1)	(5.4)	476.6	(22.6)	(23.2)	(128.7)	(23.8)	(8.2)
Income tax (expense) benefit	(0.1)	—	(5.2)	(6.2)	(5.3)	1.0	(2.7)	(3.6)
Net (loss) income	(0.2)	(5.4)	471.5	(28.8)	(28.5)	(127.7)	(26.5)	(11.7)
Net (income) loss attributable to noncontrolling interests	—	—	(2.5)	(1.1)	0.3	37.1	9.3	3.0
Net (loss) income attributable to TIP Inc.	$(0.2)	$(5.4)	$468.9	$(29.8)	$(28.2)	$(90.6)	$(17.2)	$(8.7)

	For the Year Ended December 31,
	2022				2021
(in millions, except per share amounts)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net (loss) income attributable to TIP Inc. per share:
Basic	$—	$(0.06)	$5.36	$(0.34)	$(0.33)	$(1.37)	$(0.29)	$(0.15)
Diluted	$—	$(0.06)	$5.31	$(0.34)	$(0.33)	$(1.37)	$(0.29)	$(0.15)
Q4 2022 Recap
•	Cash and cash equivalents totaled $25.1 million as of December 31, 2022, exclusive of our share of the purchase price escrow established in connection with the 2degrees Sale.
•
In the fourth quarter of 2022, the Company entered into forward exchange contracts to sell an aggregate of $20 million NZD and buy an aggregate of $12.3 million USD on June 30, 2023. These contracts were entered into in order to mitigate exposure to fluctuations in the NZD to USD exchange rate in respect of substantially all of the $22 million NZD of proceeds from the 2degrees Sale held in escrow.

Quarterly Trends and Seasonality
The Company’s operating results varied from quarter to quarter because of changes in general economic conditions and seasonal fluctuations, among other things, in each of the Company’s operations and business segments. Different products and subscribers had unique seasonal and behavioral features. Accordingly, one quarter’s results were not predictive of future performance.
Fluctuations in net income from quarter to quarter resulted from events that were unique or that occurred irregularly, such as losses on the refinance of debt, foreign exchange gains or losses, changes in the fair value of warrant liability and derivative instruments, impairment or sale of assets and operations, changes in income taxes, and impact of the COVID-19 pandemic.
New Zealand and Bolivia
Prior to the closing of the 2degrees Sale and the NuevaTel Transaction trends in New Zealand’s and Bolivia’s service revenues and overall operating performance were affected by:
•	Lower prepaid subscribers due to a shift in focus to postpaid sales;
•	Higher usage of wireless data due to the migration from 3G to 4G LTE in Bolivia;
•	Increased competition and changes in the market leading to larger data bundles offered for prices which impacted data ARPU;
•
Stable postpaid churn in New Zealand, which the Company believes was a reflection of the Company’s heightened focus on high-value subscribers, bundled service offerings, and the Company’s enhanced subscriber service efforts;

•	Decreasing voice revenue as rate plans increasingly incorporated more monthly minutes and calling features, such as long distance;
•	Lower roaming revenue due to mobility restrictions associated with the COVID-19 pandemic;
•	Varying handset subsidies as more consumers shifted toward smartphones with the latest technologies;
•	Varying handset costs related to advancement of technologies and reduced supplier rebates or discounts on highly-sought devices;
•	Seasonal promotions which were typically more significant in periods closer to year-end;
•	Subscribers activating and suspending service to take advantage of promotions by the Company or its competitors;
•	Higher voice and data costs related to the increasing number of subscribers, or, alternatively, a decline in costs associated with a decline in voice usage;
•	Higher costs associated with the retention of high-value subscribers; and
•	Decline in gross subscriber additions due to decreased commercial activity resulting from COVID-related societal restrictions and economic contraction.

Trends in New Zealand’s service revenues and operating performance that were unique to its fixed broadband business included:
•	Higher internet subscription fees as subscribers increasingly upgraded to higher-tier speed plans, including those with unlimited usage;
•	Subscribers bundling their service plans at a discount;
•	Fluctuations in retail broadband pricing and operating costs influenced by government-regulated copper wire services pricing and changing consumer and competitive demands;
•	Availability of fiber services in a particular area or general network coverage; and
•	Individuals swapping technologies as fiber became available in their connection area.
Liquidity and Capital Resources Measures
As of December 31, 2022, the Company had $25.1 million in cash and cash equivalents, exclusive of our share of the purchase price escrow established in connection with the 2degrees Sale in mid-May 2022. The $25.1 million in cash and cash equivalents includes $7.3 million CAD for future distributions and ongoing costs denominated in that currency. As of December 31, 2021, the Company had $55.0 million in cash, cash equivalents and restricted cash, of which $36.8 million was held by 2degrees, $17.5 million was held by NuevaTel, and $0.7 million was held at corporate and others.
On May 19, 2022, the 2degrees Sale closed for an equity purchase price for 100% of 2degrees of $1.315 billion NZD, based on an implied enterprise value of $1.7 billion NZD inclusive of lease liabilities. The Company’s share of the total consideration was $930 million NZD (approximately $601 million based on the exchange rate on the date the consideration was received), net of $33 million NZD ($21 million) for closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool. The Company received $587 million ($908 million NZD) of the consideration in May 2022. Approximately $22 million NZD of the consideration paid by Voyage Digital for the Company’s 2degrees shares is being held in escrow as recourse for potential indemnification claims that may arise under the Purchase Agreement. The amount in escrow represents a consideration receivable and is included in Sale proceeds held in escrow within current assets in the Company’s Consolidated Balance Sheet as it is currently considered to be probable that the amount will be received in full upon completion of the escrow period. The escrowed proceeds are scheduled to be released in May 2023. The amount of escrow proceeds that will ultimately be received will depend upon whether any indemnification obligations arise under the Purchase Agreement, and the receivable will be monitored for potential impairment over time as facts and circumstances evolve.
In connection with the closing of the 2degrees Sale, in the second quarter of 2022, the Company settled its forward exchange contract related to a portion of the sale proceeds. The forward exchange contract was settled at a gain of $16.6 million and the related cash proceeds were included in investing activities in the Consolidated Statement of Cash Flows. See Note 9 – Derivative Financial Instruments to the Consolidated Financial Statements for additional information.
Upon closing of the 2degrees Sale, the Company also used a portion of the proceeds to prepay approximately $450 million in aggregate outstanding indebtedness and accrued interest under the TISP 8.875% Notes, the TISP 10.0% Notes and the Company’s 13.5% bridge loans due 2023 (the “Bridge Loans”). As a result of these prepayments, the Company had no remaining indebtedness outstanding as of December 31, 2022. See Note 8 – Debt to the Consolidated Financial Statements for additional information on the prepayments of debt.
The remaining amount of proceeds received by the Company from the 2degrees Sale, after prepayment of debt obligations and payment of certain corporate working capital obligations accrued through the date of the transaction, was converted to USD and CAD in the amounts expected to be used for distributions to shareholders and corporate use. These amounts were used to fund the initial shareholder distribution made in June 2022 in the aggregate amount of $150 million CAD ($116 million) and to provide a cash reserve. The Company’s cash reserve also includes its share of the escrow balance in the amount of $22 million NZD retained from the proceeds of the 2degrees Sale. In connection with the Company’s plan of liquidation adopted on June 10, 2022, the cash reserve will be utilized for costs related to the eventual dissolution of the Company, including costs related to continued financial reporting, and headquarters costs through mid-year 2023 along with payment of the $7.1 million balance of Other current liabilities and accrued expenses as of December 31, 2022 as presented in the Company’s Consolidated Balance Sheet (including $5.1 million of remaining expected severance payments to be made in connection with the Company’s wind-down process). The cash reserve will also be utilized for the payment of indemnification claims, if any, that may arise from the transaction but are not funded by the warranty insurance policy purchased in connection with the 2degrees Sale or by the aforementioned purchase price escrow. Furthermore, based on the Company’s current estimates, the Company expects to make a distribution in mid-2023 in a range of $15 million to $20 million. However, as previously disclosed, the amount and timing of future shareholder distributions is subject to certain factors, including the amount and timing of the release to the Company of funds held in escrow to secure payment of certain indemnification obligations under the Purchase Agreement (the escrow period is scheduled to terminate in May 2023), fluctuations in foreign currency exchange rates and costs associated with the dissolution of the Company.
In the fourth quarter of 2022, the Company entered into forward exchange contracts to sell an aggregate of $20 million NZD and buy an aggregate of $12.3 million USD on June 30, 2023. These contracts were entered into in order to mitigate exposure to fluctuations in the NZD to USD exchange rate for substantially all of the proceeds from the 2degrees Sale held in escrow.
The Company expects that it will be required to comply with Canadian and U.S. public company reporting obligations through the six year indemnification period following the closing of the 2degrees Sale. During the period in which the Company continues to report publicly, we will be responsible for maintaining appropriate processes and controls around financial reporting. However, given the significantly reduced risk profile of the Company following the 2degrees Sale and NuevaTel Transaction, we have reduced the cost structure of our corporate function, with a significant portion of the workforce having ceased employment with the Company in September 2022, and we have retained only a limited number of resources to ensure compliance with ongoing regulatory and audit requirements. The Company has also negotiated with service providers to ensure a significant reduction in costs going forward. It is also the Company’s expectation that following the escrow release in May 2023, the Company will endeavor to further adjust its cost structure commensurate with the risk profile of the Company.
Accordingly, management believes that our working capital will be adequate to meet the Company’s requirements for the next twelve months following the date of this MD&A. With the sale of our operations, the Company no longer has material cash requirements to fund capital expenditures or significant contractual obligations.
Selected cash flows information
The following table summarizes the Consolidated Statement of Cash Flows for the periods indicated:
	For the Year Ended December 31,			% Variance
(in millions)	2022	2021	2020	2022 vs 2021	2021 vs 2020
Net cash (used in) provided by
Operating activities	$(8.6)	$48.7	$40.9	(118%)	19%
Investing activities	519.1	(93.8)	(86.4)	653%	(9%)
Financing activities	(537.3)	(0.5)	67.8	n/m	(101%)
Net (decrease) increase in cash, cash equivalents and restricted cash	$(26.8)	$(45.6)	$22.3	41%	(304%)
n/m - not meaningful
Cash flow (used in) provided by operating activities
Cash flow used in operating activities increased $57.3 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily due to the sales of the Company’s operating entities, 2degrees and NuevaTel, in May 2022.
Cash flow provided by operating activities increased $7.8 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change reflects various offsetting changes in working capital in 2021 compared to 2020, including, among other changes, lease incentives received in the third quarter of 2021, partially offset by $7.0 million of fees paid to third parties in connection with the exchange in June 2021 of the Trilogy LLC 2022 Notes and a $6.2 million increase in interest paid, net of capitalized interest, primarily due to an increase in interest expense related to the issuance of the TISP 10.0% Notes during the fourth quarter of 2020. See Note 8 – Debt to the Consolidated Financial Statements for further information.

Cash flow provided by (used in) investing activities
Cash flow provided by investing activities increased $612.9 million for the year ended December 31, 2022, compared to the year ended December 31, 2021, primarily due to the $552.2 million proceeds from the sales of operations, inclusive of proceeds from forward exchange contract of $16.6 million, net of cash sold of $51.1 million, see Note 2 – Sale of Operations to the Consolidated Financial Statements for further information. The increase was also due to a $60.4 million decrease in capital expenditures.
Cash flow used in investing activities increased $7.4 million for the year ended December 31, 2021 compared to the year ended December 31, 2020, due to a $15.5 million increase in capital expenditures and aggregate payments of $6.7 million for spectrum licenses in 2021, including renewal of 2degrees’ 1800 and 2100 MHz spectrum holdings, and the receipt in 2020 of $5.8 million in cash proceeds from the fourth and final closing of the NuevaTel tower sale-leaseback transaction. These changes were partially offset by $10.0 million of purchases of short-term investments in 2020 and related $10.0 million in maturities and sales of short-term investments in 2021.
Cash flow used in financing activities
Cash flow used in financing activities increased $536.8 million for the year ended December 31, 2022, compared to the year ended December 31, 2021, primarily driven by a $396.3 million increase in payment of debt, net of proceeds, and a $115.8 million return of capital distribution to shareholders. The increase was also due to a $32.6 million reduction in proceeds from the EIP receivable financing obligation.
Cash flow used in financing activities increased $68.3 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily due to a $76.8 million reduction in proceeds from debt, net of payments, including proceeds in 2020 from the issuance of $50 million of senior secured notes by TISP and proceeds of $35.1 million from the New Zealand 2023 Senior Facilities Agreement. These changes were partially offset by a $6.0 million decline in dividends paid to noncontrolling interests in 2021 compared to 2020.
Contractual obligations
As a result of the sale of operations in the second quarter of 2022, the Company no longer has any significant contractual obligations as of December 31, 2022.
Effect of inflation
The Company’s management believes inflation has not had a material effect on its financial condition or results of operations in recent years.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that would have a material effect on the financial statements as of December 31, 2022.
Critical Accounting Estimates
The preparation of the Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. The estimates, discussed below, are critical because they require management to make difficult, subjective and complex judgments about matters that are inherently uncertain and because it is likely that materially different amounts would be reported under different conditions or using different assumptions. The Company generally bases its judgments on its historical experience and on various other assumptions that the Company believes are reasonable under the circumstances, the results of which form the basis for making estimates about the carrying values of assets and liabilities that are not readily apparent from other sources. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies to the Consolidated Financial Statements for additional information.
Revenue Recognition
Prior to the sale of our operations, the Company derived its revenues primarily from wireless services, fixed broadband services and equipment sales. Of these, we considered the most critical of our revenue recognition policies to be those related to contracts with more than one product or service (or performance obligation). Determining whether products and services were considered distinct performance obligations that should have been accounted for separately versus together required significant judgment.

Judgement was required to determine the stand-alone price for each product or service (or performance obligation). In instances where the stand-alone price was not directly observable, such as when we did not sell the product or service separately, we determined the stand-alone price using information that may have included market conditions and other observable inputs.
When we capitalized permissible contract costs (costs to obtain or fulfill a contract), we made judgments in determining the anticipated period of benefit, or amortization period. For example, when we paid commissions to sales personnel and agents, we applied judgement in estimating the useful life of the asset, including assumptions about the likelihood of customer renewals which was generally based on historical experience and market conditions.
Our products were generally sold with a right of return, and we provided other credits or incentives in some circumstances, which were accounted for as variable consideration when determining the amount of revenue to recognize. Returns and credits were estimated at contract inception and updated at the end of each reporting period if additional information became available. Changes to our estimated variable consideration were not material for the periods presented.
Income Taxes
The Company accounts for income taxes pursuant to the asset and liability method of Accounting Standards Codification (“ASC”) 740 “Income Taxes” (“ASC 740”), which require us to recognize current tax liabilities or receivables for the amount of taxes we estimate are payable or refundable for the current year, and deferred tax assets and liabilities for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts and their respective tax bases of assets and liabilities and the expected benefits of net operating loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period enacted. A valuation allowance is provided when it is more likely than not that a portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income and the reversal of deferred tax liabilities during the period in which related temporary differences become deductible.
The Company follows the provisions of ASC 740 to record uncertain tax positions under the use of the two-step process. We review and adjust our liability for unrecognized tax benefits based on our best judgment given the facts, circumstances and information available at each reporting date. To the extent that the final outcome of these tax positions is different than the amounts recorded, such differences may impact income tax expense and actual tax payments. We recognize any interest and penalties accrued related to unrecognized tax benefits in income tax expense. Actual tax payments may materially differ from estimated liabilities as a result of changes in tax laws as well as unanticipated transactions impacting related income tax balances.
The income tax effect of the financial statement gains realized from the 2degrees Sale and NuevaTel Transaction were entirely offset by the reversal of the deductible outside basis difference attributable to the Company’s investments in 2degrees and NuevaTel. Given that the deferred tax assets were historically offset with a full valuation allowance, there was no net income tax impact. Proceeds received in the transactions did not exceed the Company’s tax basis in its investments in 2degrees and NuevaTel, resulting in no current tax payable. As of December 31, 2022, the Company’s deferred tax assets principally consisted of capital and operating loss carryforwards, which are significant, offset by a full valuation allowance.
Recent Accounting Pronouncements
The effects of recently issued accounting standards are discussed in Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies to the Consolidated Financial Statements.
Changes in Accounting Policies Including Initial Adoption
Other than the adoption of new accounting standards, as discussed in the Notes to the Consolidated Financial Statements, there have been no changes in the Company’s accounting policies.
Financial Instruments and Other Instruments
The Company considers the management of financial risks to be an important part of its overall corporate risk management policy. The Company uses derivative financial instruments to manage existing exposures, irrespective of whether such relationships are formally documented as hedges in accordance with hedge accounting requirements. This is further described in the Consolidated Financial Statements. See Note 9 – Derivative Financial Instruments to the Consolidated Financial Statements.
Definitions and Reconciliations of Non-GAAP Measures
The Company reports certain non-U.S. GAAP measures that are used to evaluate the performance of the Company and to manage its capital structure. Non-U.S. GAAP measures do not have any standardized meaning under U.S. GAAP and therefore may not be comparable to similar measures presented by other issuers. Securities regulations require such measures to be clearly defined and reconciled with their most directly comparable U.S. GAAP measure.
Consolidated Adjusted EBITDA and Adjusted EBITDA Margin
Consolidated Adjusted EBITDA (“Adjusted EBITDA”) represents Net income (loss) (the most directly comparable U.S. GAAP measure) excluding amounts for: income tax expense; interest expense; depreciation, amortization and accretion; equity-based compensation (recorded as a component of General and administrative expense); (gain) on sale of operations and loss (gain) on disposal of assets and sale-leaseback transaction; and all other non-operating income and expenses. Net income (loss) margin is calculated as Net income (loss) divided by service revenues. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by service revenues. Adjusted EBITDA and Adjusted EBITDA Margin are common measures of operating performance in the telecommunications industry. The Company’s management believes Adjusted EBITDA and Adjusted EBITDA Margin are helpful measures because they allow management to evaluate the Company’s performance by removing from its operating results items that do not relate to core operating performance. The Company’s management believes that certain investors and analysts use Adjusted EBITDA to value companies in the telecommunications industry. The Company’s management believes that certain investors and analysts also use Adjusted EBITDA and Adjusted EBITDA Margin to evaluate the performance of the Company’s business. Adjusted EBITDA and Adjusted EBITDA Margin have no directly comparable U.S. GAAP measure. The following table provides a reconciliation of Adjusted EBITDA to the most comparable financial measure reported under U.S. GAAP, Net income (loss).
Consolidated Adjusted EBITDA
	For the Year Ended December 31,
(in millions)	2022	2021	2020
Net income (loss)	$437.0	$(194.4)	$(79.7)
Interest expense	22.9	53.7	46.5
Depreciation, amortization and accretion	18.4	107.2	107.0
Debt extinguishment, modification and issuance costs	8.5	7.0	—
Change in fair value of warrant liability	(0.1)	(0.1)	—
Income tax expense	11.5	10.5	23.1
Other, net	(15.4)	3.3	4.6
Equity-based compensation	3.6	3.4	5.6
Impairment of long-lived assets	—	113.8	—
(Gain) on sale of operations and loss (gain) on disposal of assets and sale-leaseback transaction	(457.6)	1.1	(2.5)
Transaction and other nonrecurring costs(1)	10.6	9.4	2.4
Consolidated Adjusted EBITDA(2)	$39.4	$115.1	$107.0
Net income (loss) margin (Net income (loss) divided by service revenues)	218.1%	(36.0%)	(15.8%)
Consolidated Adjusted EBITDA Margin	19.7%	21.3%	21.2%
(Consolidated Adjusted EBITDA divided by service revenues)
(1)
2022 includes $7.1 million costs recorded at corporate headquarters of which $6.5 million are related to severance costs. 2022 also includes $2.1 million of costs incurred in connection with the 2degrees Sale and $1.3 million of costs related to the NuevaTel Transaction for the year ended December 31, 2022. See Note 2 - Sale of Operations to the Consolidated Financial Statements for further information. 2021 includes $6.4 million of costs related to the Company's preparation for a planned public listing and equity issuance in New Zealand. 2021 also includes $1.7 million of costs in connection with the 2degrees Sale. 2020 includes $1.6 million of workforce reduction restructuring costs in response to the impact of the COVID-19 pandemic.

(2)
In July 2013, Trilogy LLC sold to Salamanca Holding Company (“SHC”), a Delaware limited liability company, 80% of its interest in its wholly owned subsidiary, Salamanca Solutions International LLC (“SSI”). Although Trilogy LLC held a 20% equity interest in SSI, due to the fact that NuevaTel was SSI’s primary customer, Trilogy LLC was considered SSI’s primary beneficiary and, as such, the Company consolidated 100% of SSI’s net (losses) income. In April 2022, the Company surrendered its 20% ownership interest in SSI. Prior to the Company's surrender of its SSI ownership interest, the impact on the Company's consolidated results of the 80% that Trilogy LLC did not own decreased Adjusted EBITDA by $0.1 million for each of the years ended December 31, 2022, 2021 and 2020.

Consolidated Equipment Subsidy
Equipment subsidy (“Equipment Subsidy”) is the cost of devices in excess of the revenue generated from equipment sales and is calculated by subtracting Cost of equipment sales from Equipment sales. Management used Equipment Subsidy on a consolidated level to evaluate the net loss that was incurred in connection with the sale of equipment or devices in order to acquire and retain subscribers. Equipment Subsidy included devices acquired and sold for fixed broadband subscribers. Consolidated Equipment Subsidy is used in computing Equipment subsidy per gross addition. A reconciliation of Equipment Subsidy to Equipment sales and Cost of equipment sales, both U.S. GAAP measures, is presented below:
Equipment Subsidy
	For the Year Ended December 31,
(in millions)	2022	2021	2020
Cost of equipment sales	$39.2	$120.9	$115.8
Less: Equipment sales	(38.1)	(112.9)	(106.3)
Equipment Subsidy	$1.1	$8.0	$9.5
Key Industry Performance Measures – Definitions
The following measures are industry metrics that management historically found useful in assessing the operating performance of the Company, and are often used in the wireless telecommunications industry, but do not have a standardized meaning under U.S. GAAP:
•
Monthly average revenues per wireless user (“ARPU”) is calculated by dividing average monthly wireless service revenues during the relevant period by the average number of wireless subscribers during such period.

•
Wireless data revenues (“data revenues”) is a component of wireless service revenues that includes the use of web navigation, multimedia messaging service and value-added services by subscribers over the wireless network through their devices.

•
Wireless service revenues (“wireless service revenues”) is a component of total revenues that excludes fixed broadband revenues, equipment sales and non-subscriber international long distance revenues; it captures wireless performance and is the basis for the blended wireless ARPU calculations.

•
Wireless data average revenue per wireless user (“data ARPU”) is calculated by dividing monthly data revenues during the relevant period by the average number of wireless subscribers during the period.

•	Service revenues (“service revenues”) is a component of total revenues that excludes equipment sales.
•
Churn (“churn”) is the rate at which existing subscribers cancel their services, or are suspended from accessing the network, or have no revenue generating event within the most recent 90 days, expressed as a percentage. Subscribers that subsequently have their service restored within a certain period of time are presented net of disconnections which may result in a negative churn percentage in certain periods. Churn is calculated by dividing the number of subscribers disconnected by the average subscriber base. It is a measure of monthly subscriber turnover.

•
Capital intensity (“capital intensity”) represents purchases of property and equipment divided by total service revenues. The Company’s capital expenditures do not include expenditures on spectrum licenses. Capital intensity allows the Company to compare the level of the Company’s additions to property and equipment to those of other companies within the same industry.

TRILOGY INTERNATIONAL PARTNERS INC.

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2022 AND 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
Trilogy International Partners Inc.
Opinion on the financial statements
We have audited the accompanying consolidated balance sheets of Trilogy International Partners Inc. (incorporated in British Columbia) and subsidiaries (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ (deficit) equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical audit matters
Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that:
(1)	relate to accounts or disclosures that are material to the financial statements and
(2)	involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.
/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2007.

Bellevue, Washington
March 30, 2023

TRILOGY INTERNATIONAL PARTNERS INC.
Consolidated Balance Sheets
(US dollars in thousands, except share amounts)
	Years Ended December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$25,067	$53,486
Restricted cash	—	1,524
Accounts receivable, net	—	61,073
Equipment Installment Plan (“EIP”) receivables, net	—	41,663
Inventory	—	10,918
Sale proceeds held in escrow	14,115	—
Prepaid expenses and other current assets	1,446	32,175
Total current assets	40,628	200,839
Property and equipment, net	12	307,085
Operating lease right-of-use assets, net	—	120,414
License costs and other intangible assets, net	—	61,377
Goodwill	—	9,689
Long-term EIP receivables	—	34,537
Deferred income taxes	—	23,890
Other assets	—	46,036
Total assets	$40,640	$803,867
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$49	$27,171
Construction accounts payable	—	22,466
Current portion of debt and financing lease liabilities	—	31,589
Customer deposits and unearned revenue	—	25,851
Short-term operating lease liabilities	—	19,315
Other current liabilities and accrued expenses	7,135	99,231
Total current liabilities	7,184	225,623
Long-term debt and financing lease liabilities	—	631,685
Deferred income taxes	—	298
Non-current operating lease liabilities	—	168,437
Other non-current liabilities	—	23,858
Total liabilities	7,184	1,049,901
Commitments and contingencies
Shareholders' equity (deficit):
Common shares, no par value, and additional paid—in capital; unlimited authorized, 88,627,593 and 86,461,484 shares issued and outstanding	—	486
Accumulated earnings (deficit)	33,456	(288,235)
Accumulated other comprehensive income	—	6,860
Total Trilogy International Partners Inc. shareholders' equity (deficit)	33,456	(280,889)
Noncontrolling interests	—	34,855
Total shareholders' equity (deficit)	33,456	(246,034)
Total liabilities and shareholders' equity (deficit)	$40,640	$803,867
On behalf of the Board:
/s/ Mark Kroloff
Mark Kroloff
Director
The accompanying notes are an integral part of these Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(US dollars in thousands, except share and per share amounts)
	Years Ended December 31,
	2022	2021	2020
Revenues
Wireless service revenues	$154,752	$420,275	$408,365
Fixed broadband service revenues	42,498	111,542	86,630
Equipment sales	38,096	112,872	106,259
Non-subscriber international long distance and other revenues	3,171	8,875	9,045
Total revenues	238,517	653,564	610,299
Operating expenses
Cost of service, exclusive of depreciation, amortization and accretion shown separately	81,045	217,636	202,886
Cost of equipment sales	39,157	120,885	115,804
Sales and marketing	30,800	88,835	80,301
General and administrative	62,289	123,886	112,280
Depreciation, amortization and accretion	18,418	107,241	106,971
Impairment of long-lived assets	—	113,844	—
(Gain) on sale of operations and loss (gain) on disposal of assets and sale-leaseback transaction	(457,590)	1,094	(2,525)
Total operating expenses	(225,881)	773,421	615,717
Operating income (loss)	464,398	(119,857)	(5,418)
Other (expenses) income
Interest expense	(22,887)	(53,713)	(46,517)
Change in fair value of warrant liability	105	55	(49)
Debt extinguishment, modification and issuance costs	(8,527)	(7,016)	—
Other, net	15,418	(3,299)	(4,611)
Total other expenses, net	(15,891)	(63,973)	(51,177)
Income (loss) before income taxes	448,507	(183,830)	(56,595)
Income tax expense	(11,468)	(10,542)	(23,092)
Net income (loss)	437,039	(194,372)	(79,687)
Less: Net (income) loss attributable to noncontrolling interests	(3,578)	49,683	31,900
Net income (loss) attributable to Trilogy International Partners Inc.	$433,461	$(144,689)	$(47,787)
Comprehensive income (loss)
Net income (loss)	$437,039	$(194,372)	$(79,687)
Other comprehensive income (loss):
Foreign currency translation adjustments	(13,197)	(10,225)	10,787
Net (loss) gain on short-term investments	—	(2)	2
Other comprehensive (loss) income	(13,197)	(10,227)	10,789
Comprehensive income (loss)	423,842	(204,599)	(68,898)
Comprehensive (income) loss attributable to noncontrolling interests	(59)	53,451	26,626
Comprehensive income (loss) attributable to Trilogy International Partners Inc.	$423,783	$(151,148)	$(42,272)
Net income (loss) attributable to Trilogy International Partners Inc. per share:
Basic (see Note 15 - Earnings per Share)	$4.93	$(2.15)	$(0.83)
Diluted (see Note 15 - Earnings per Share)	$4.90	$(2.15)	$(0.83)
Weighted average common shares:
Basic	87,844,230	67,412,546	57,671,818
Diluted	88,395,269	67,412,546	57,671,818
The accompanying notes are an integral part of these Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Consolidated Statement of Shareholders' (Deficit) Equity
(US dollars in thousands, except shares)
	Common Shares		Additional Paid-In Capital	Accumulated (Deficit) Earnings	Accumulated Other Comprehensive Income	Noncontrolling Interests	Total Shareholders' (Deficit) Equity
	Shares	Amount
Balance, December 31, 2019	58,451,931	$—	$3,439	$(71,134)	$4,415	$55,488	$(7,792)
Cumulative effect of accounting changes	—	—	—	21,552	—	23,897	45,449
Dividends declared and paid	—	—	—	—	—	(11,680)	(11,680)
Equity-based compensation	—	—	3,337	—	—	2,300	5,637
Net loss	—	—	—	(47,787)	—	(31,900)	(79,687)
Other comprehensive income	—	—	—	—	5,515	5,274	10,789
Issuance of shares related to RSUs and other	674,682	—	(798)	—	6	(813)	(1,605)
Balance, December 31, 2020	59,126,613	—	5,978	(97,369)	9,936	42,566	(38,889)
Dividends declared and paid	—	—	—	—	—	(5,673)	(5,673)
Equity-based compensation	—	—	3,183	—	—	224	3,407
Net loss	—	—	—	(144,689)	—	(49,683)	(194,372)
Other comprehensive loss	—	—	—	—	(6,459)	(3,768)	(10,227)
Redemption of Class C Units, issuance of shares related to RSUs and other	27,334,871	—	(8,675)	(46,177)	3,383	51,189	(280)
Balance, December 31, 2021	86,461,484	—	486	(288,235)	6,860	34,855	(246,034)
Equity-based compensation	—	—	3,485	—	—	87	3,572
Net income	—	—	—	433,461	—	3,578	437,039
Other comprehensive loss	—	—	—	—	(9,678)	(3,519)	(13,197)
Forfeiture of shares	(1,675,336)	—	—	—	—	—	—
Return of capital, net of distribution repaid	—	—	(1,333)	(111,634)	—	—	(112,967)
Issuance of shares related to RSUs, change in noncontrolling interests and other	3,841,445	—	(2,638)	(136)	2,818	(35,001)	(34,957)
Balance, December 31, 2022	88,627,593	$—	$—	$33,456	$—	$—	$33,456
The accompanying notes are an integral part of these Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Consolidated Statements of Cash Flows
(US dollars in thousands)
	Years Ended December 31,
	2022	2021	2020
Operating activities:
Net income (loss)	$437,039	$(194,372)	$(79,687)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Provision for doubtful accounts	2,759	8,663	13,895
Depreciation, amortization and accretion	18,418	107,241	106,971
Equity-based compensation	3,572	3,407	5,637
Impairment of long-lived assets	—	113,844	—
(Gain) on sale of operations and loss (gain) on disposal of assets	(457,590)	1,094	(2,525)
Non-cash right-of-use asset lease expense	3,686	19,245	18,699
Non-cash interest expense and debt derivative instrument charge	3,385	18,318	4,189
Settlement of cash flow hedges	(335)	(1,700)	(1,582)
Change in fair value of warrant liability	(105)	(55)	49
Debt extinguishment costs	8,527	—	—
Non-cash (gain) loss from change in fair value on cash flow hedges	(2,946)	(4,762)	2,531
(Gain) on forward exchange contracts and unrealized (gain) loss on foreign exchange transactions	(15,931)	(607)	359
Deferred income taxes	396	4,314	15,293
Changes in operating assets and liabilities:
Accounts receivable	(6,460)	(15,614)	(4,716)
EIP receivables	5,207	161	(10,489)
Inventory	(1,470)	3,215	5,524
Prepaid expenses and other current assets	(12,670)	(3,995)	(4,776)
Other assets	(1,546)	(5,799)	(2,011)
Accounts payable	(7,068)	7,631	(8,942)
Operating lease liabilities	(7,376)	(1,556)	(16,784)
Other current liabilities and accrued expenses	23,784	(9,698)	(5,829)
Customer deposits and unearned revenue	(1,866)	(273)	5,070
Net cash (used in) provided by operating activities	(8,590)	48,702	40,876
Investing activities:
Proceeds from the sale of operations, inclusive of proceeds from forward exchange contract of $16.6 million, net of cash sold of $51.1 million	552,210	—	—
Purchase of property and equipment	(32,429)	(92,838)	(77,331)
Purchase of short-term investments	(13,837)	—	(9,986)
Maturities and sales of short-term investments	13,837	9,987	—
Purchase of spectrum licenses and other additions to license costs	—	(6,735)	—
Proceeds from sale-leaseback transaction	—	—	5,814
Other, net	(687)	(4,220)	(4,870)
Net cash provided by (used in) investing activities	519,094	(93,806)	(86,373)
The accompanying notes are an integral part of these Consolidated Financial Statements

	Years Ended December 31,
	2022	2021	2020
Financing activities:
Payments of debt, including sale-leaseback and EIP receivables financing obligations	(438,807)	(382,526)	(275,075)
Return of capital, net of distribution repaid	(112,967)	—	—
Proceeds from debt	10,000	350,000	346,656
Proceeds from EIP receivables financing obligation	7,290	39,905	12,558
Dividends to noncontrolling interests	—	(5,673)	(11,680)
Debt issuance and modification costs	—	(1,889)	(4,429)
Other, net	(2,778)	(311)	(220)
Net cash (used in) provided by financing activities	(537,262)	(494)	67,810
Net (decrease) increase in cash, cash equivalents and restricted cash	(26,758)	(45,598)	22,313
Cash, cash equivalents and restricted cash, beginning of period	55,010	102,525	78,462
Effect of exchange rate changes	(3,185)	(1,917)	1,750
Cash, cash equivalents and restricted cash, end of period	$25,067	$55,010	$102,525
The accompanying notes are an integral part of these Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
NOTE 1 – DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business
On February 7, 2017, Trilogy International Partners LLC (“Trilogy LLC”), a Washington limited liability company, and Alignvest Acquisition Corporation completed a court approved plan of arrangement (the “Arrangement”) pursuant to an arrangement agreement dated November 1, 2016 (as amended December 20, 2016, the “Arrangement Agreement”). As a result of the Arrangement, Trilogy International Partners Inc. (“TIP Inc.” and together with its consolidated subsidiaries, the “Company”), through a wholly owned subsidiary, obtained a controlling interest in and thus consolidates Trilogy LLC.
The Company historically had two reportable segments, New Zealand and Bolivia. During the second quarter of 2022, the Company completed the sales of its operations in New Zealand and Bolivia, which represented substantially all of the operating activities of the Company’s business. The disposals and comparative historical periods are not presented as discontinued operations since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
Unallocated corporate operating expenses, which pertain primarily to corporate administrative functions that supported the segments but were not specifically attributable to or managed by any segment, are presented as a reconciling item between total segment results and consolidated financial results. Additional information relating to our historical reportable segments is included in Note 19 – Segment Information. Below is a brief summary of each of the Company’s historical segments:
New Zealand:
Two Degrees Mobile Limited (“2degrees”) was formed under the laws of New Zealand on February 15, 2001. 2degrees launched commercial operations in 2009 as the third operator in New Zealand. 2degrees provided voice, data and long distance services to its customers over third generation (“3G”) and fourth generation (“4G”) networks. 2degrees maintained inbound visitor roaming and international outbound roaming agreements with various international carriers. 2degrees offered its mobile communications services through both prepaid and postpaid payment plans. In addition, 2degrees offered fixed broadband communications services to residential and enterprise customers. As of December 31, 2022, the 2degrees business had been disposed of and the Company no longer owned or operated the New Zealand segment.
Bolivia:
Empresa de Telecomunicaciones NuevaTel (PCS de Bolivia), S.A. (“NuevaTel”) was formed under the laws of Bolivia in November, 1999 to engage in Personal Communication Systems (“PCS”) operations. NuevaTel was awarded its first PCS license in 1999 and commenced commercial service in November 2000 under the brand name Viva. NuevaTel operated a Global System for Mobile Communications network along with 3G and 4G networks. These networks provided voice and data services, including high-speed Internet, messaging services and application and content downloads. NuevaTel offered its services through both prepaid and postpaid payment plans, although the majority of NuevaTel’s subscribers paid on a prepaid basis. In addition to mobile voice and data services, NuevaTel offered fixed wireless broadband services and public telephony services. NuevaTel’s public telephony service utilized wireless pay telephones located in stores and call centers that were owned and managed by NuevaTel resellers. As of December 31, 2022, the NuevaTel business had been disposed of and the Company no longer owned or operated the Bolivia segment.
See Note 2 – Sale of Operations for additional information regarding the sale of both 2degrees and NuevaTel.
Basis of Presentation and Principles of Consolidation
The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company consolidates majority-owned

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
subsidiaries over which it exercises control, as well as variable interest entities (“VIEs”) where it is deemed to be the primary beneficiary and thus VIEs are required to be consolidated in our financial statements. All significant intercompany transactions and accounts have been eliminated in consolidation for all periods presented.
Beginning in 2021, we replaced “Wireline” with “Fixed broadband” to describe the revenues and subscribers associated with the Company’s fixed broadband products in New Zealand and Bolivia, which were provided using fixed line or wireless technology. As a result, fixed Long Term Evolution (“LTE”) service revenues were reclassified from Wireless service revenues and were included as a component of Fixed broadband service revenues in our Consolidated Statements of Operations and Comprehensive Income (Loss). This reclassification was applied to all periods presented in these financial statements. Fixed LTE service revenues reclassified to Fixed broadband service revenues were $2.1 million, $5.1 million and $3.1 million for the years ended December 31, 2022, 2021 and 2020, respectively. This change had no impact on total revenues or net loss for any period presented.
All financial results for the year ended December 31, 2022 reflect the results from NuevaTel within the Bolivia segment from January 1, 2022 through May 14, 2022 and from 2degrees within the New Zealand segment from January 1, 2022 through May 19, 2022.
Significant Accounting Policies
Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and the amounts of revenues and expenses reported for the periods presented. Certain estimates require difficult, subjective and complex judgments about matters that are inherently uncertain. Actual results could differ from those estimates.
Examples of significant estimates include the allowance for doubtful accounts, the useful lives of property and equipment, amortization periods for intangible assets, fair value of financial instruments and equity-based compensation, imputed discount on equipment installment receivables, cost estimates for asset retirement obligations, realizability of deferred income taxes, fair value measurements related to goodwill, spectrum licenses and intangibles, projections used in impairment analysis, evaluation of minimum operating lease terms and the period for recognizing prepaid and postpaid revenues based on breakage.
Cash, Cash Equivalents and Restricted Cash:
Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less at the acquisition date or with a variable rate which can be liquidated on demand.
The Company classifies cash as restricted when the cash is unavailable for use in general operations. The Company had no restricted cash as of December 31, 2022 and $1.5 million of restricted cash as of December 31, 2021, consisted primarily of cash restricted to offset current installments of debt.
Balance sheet information related to cash, cash equivalents and restricted cash as of December 31, 2022 and 2021 consisted of the following:
	2022	2021
Cash and cash equivalents	$25,067	$53,486
Restricted cash	—	1,524
Total cash, cash equivalents and restricted cash	$25,067	$55,010
Short-term Investments:
The Company’s short-term investments, consisting primarily of U.S. Treasury securities and commercial paper with original maturities of more than three months from the date of purchase, were considered available-for-sale (“AFS”) and reported at fair value. The net unrealized gains and losses on AFS investments were reported as a component of Other comprehensive income or loss. Realized gains and losses on AFS investments were determined using the specific identification method and included in Other, net. Gross unrealized holding gains (losses) were insignificant for the years ended December 31, 2022, 2021 and 2020.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Accounts Receivable, net:
Accounts receivable consisted primarily of amounts billed and due from customers, other wireless service providers, and dealers and were generally unsecured. Following the sale of operations in the second quarter of 2022, there were no accounts receivable as of December 31, 2022. Local interconnection and telecom cooperative receivables due from other wireless service providers represented $14.9 million of Accounts receivable, net at December 31, 2021. Interconnection receivables and payables were reported on a gross basis in the Consolidated Balance Sheets and in the Consolidated Statements of Cash Flows as there was no legal right to offset these amounts, consistent with the presentation of related interconnection revenues and expenses in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Management made estimates of the uncollectability of its accounts receivable. In determining the adequacy of the allowance for doubtful accounts, management analyzed historical experience and current collection trends, known troubled accounts, receivable aging and current economic trends. The Company wrote off account balances against the allowance for doubtful billed accounts when collection efforts were unsuccessful. Provisions for uncollectible receivables were included in General and administrative expenses. As a result of the sale of operations in the second quarter of 2022, there were no accounts receivable as of December 31, 2022, and, accordingly, no allowance for doubtful accounts as of that date. The allowance for doubtful accounts was $6.3 million as of December 31, 2021.
EIP Receivables:
Prior to the sale of our operations in the second quarter of 2022, 2degrees and NuevaTel offered certain wireless customers the option to pay for their handsets in installments over a period of up to 36 months using an EIP. The amounts recorded as EIP receivables at the end of each period represented EIP receivables for which invoices were not yet generated for the customer (“unbilled”). Invoiced EIP receivables were recorded in the Accounts receivable, net balance, consistent with other outstanding customer trade receivables. In New Zealand, upon initiation of a subscriber’s EIP, 2degrees assessed the credit quality of each EIP applicant. Based on subscribers’ credit quality, subscribers could have been denied an EIP option or be required to participate in a risk mitigation program which included paying a deposit and allowing for automatic payments. In Bolivia, NuevaTel offered installment plans only to subscribers with a low expected delinquency risk based on the Company’s credit analysis and the customer’s income level. All of the Company’s EIP customers were required to make a down payment for a handset. The current portion of EIP receivables was included in Equipment installment plan receivables, net and the long-term portion of EIP receivables was included in Long-term equipment installment plan receivables in our Consolidated Balance Sheets.
At the time of sale of handsets under installment plans, we imputed risk adjusted interest on certain receivables associated with EIPs. We recorded any deferral of this imputed discount as a reduction in EIP receivables, net in our Consolidated Balance Sheets and amortized the deferred amount over the financed device payment term in Non-subscriber international long distance (“ILD”) and other revenues in our Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company established an allowance for EIP receivables to cover probable and reasonably estimated losses. The estimate of allowance for doubtful accounts considered a number of factors, including collection experience, receivable aging, customer credit quality and other qualitative factors including macro-economic factors. The Company monitored the EIP receivable balances and wrote off account balances if collection efforts were unsuccessful and future collection was unlikely. See Note 5 – EIP Receivables for additional information as it relates to the allowance for doubtful accounts specifically attributable to EIP receivables.
In August 2019, 2degrees entered into an EIP receivables secured borrowing arrangement with an intermediary purchasing entity (the “EIP Purchaser”) and financial institutions that lent capital to the EIP Purchaser. The transfer of receivables through this arrangement did not qualify as a sale of financial assets under GAAP and as such was recorded as a secured borrowing. Upon transfer to the EIP Purchaser, the Company did not derecognize the receivables or related allowance for doubtful accounts and unamortized imputed discount. The above summary of EIP receivables accounting policy remained applicable for unbilled EIP receivables sold through this arrangement. For further information, see Note 5 – EIP Receivables.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Inventories:
As a result of the sale of our operations in the second quarter of 2022, there was no inventory as of December 31, 2022. Prior to the sale of operations, inventory consisted primarily of wireless devices and accessories. Cost was determined by the first-in, first-out (“FIFO”) method and the weighted average cost method, which had historically approximated the FIFO method. Subsequent measurement of inventory was determined using the cost and net realizable value test. Net realizable value was determined using the estimated selling price in the ordinary course of business. The Company recorded inventory write-downs to net realizable value for obsolete and slow-moving items based on inventory turnover trends and historical experience.
Handset costs in excess of the revenues generated from handset sales, or handset subsidies, were expensed at the time of sale. The Company did not recognize the expected handset subsidies prior to the time of sale because the promotional discount decision was made at the point of sale and/or because the Company expected to recover the handset subsidies through service revenues.
For certain inventories held by a third-party distribution and logistics company located in New Zealand, the Company recorded inventories in our Consolidated Balance Sheets, with a corresponding increase to Other current liabilities and accrued expenses. The third-party distribution and logistics company purchased the inventory from various equipment manufacturers on behalf of and at the direction of 2degrees, with 2degrees specifying the purchase price, timing of purchase, and type and quantity of handsets. Therefore, the Company recorded the inventory once risk of loss was assumed in connection with the transfer from the manufacturers to the third-party distribution and logistics company.
Property and Equipment:
Property and equipment was recorded at cost or fair value for assets acquired as part of business combinations, and depreciation was calculated on a straight-line method over the estimated useful lives of the assets. Estimated useful lives were generally as follows: (i) buildings 40 years; (ii) wireless communications systems from 2 to 20 years; and (iii) furniture, equipment, vehicles and software from 2 to 17 years. Leasehold improvements were recorded at cost and depreciated over the lesser of the term of the lease or the estimated useful life. Costs of additions and major replacements and improvements were capitalized. Repair and maintenance expenditures which did not enhance the asset’s functionality or extend the asset’s useful life were charged to operating expenses as incurred. Construction costs, labor and overhead incurred in the expansion or enhancement of the Company’s networks were capitalized. Capitalization commenced with pre-construction period administrative and technical activities, which might have included obtaining leases, zoning approvals and building permits, and ceased when the asset was ready for its intended use and placed in service. Upon sale or retirement of an asset, the related costs and accumulated depreciation were removed from the balance sheet accounts and any gain or loss was recognized. Assets under construction were not depreciated until placed in service.
Interest expense incurred during the construction phase of the Company’s wireless networks was capitalized as part of property and equipment until assets were placed into service. Capitalized interest costs were amortized over the estimated useful lives of the related assets. Capitalized interest for the years ended December 31, 2022, 2021 and 2020 was $0.1 million, $0.9 million and $0.8 million, respectively.
The Company capitalized certain costs incurred in connection with developing or acquiring internal use software. Capitalization of software costs commenced once selection of a specific software project had been made and the Company approved and committed to funding the project. Capitalized costs included direct development costs associated with internal use software, including internal direct labor costs and external costs of materials and services. Capitalized software costs were included in Property and equipment, net and amortized on a straight-line basis over the estimated useful life of the asset. Costs incurred during the preliminary project stage, as well as maintenance and training costs, were expensed as incurred.
The Company recorded an asset retirement obligation (“ARO”) for the fair value of obligations associated with the retirement of tangible long-lived assets and recorded a corresponding increase in the carrying amount of the related asset in the period in which the obligation was incurred. These obligations primarily pertained to the Company’s obligations related to network infrastructure, principally tower and related assets, and included obligations to

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
remediate leased land on which the Company’s network infrastructure assets were located. The liability was accreted to its present value each period, and the capitalized cost was depreciated over the estimated useful life of the related asset. Upon settlement of the liability, any difference between the recorded ARO liability and the actual retirement costs incurred was recognized as an operating gain or loss in the Consolidated Statement of Operations and Comprehensive Income (Loss).
The significant assumptions used in estimating the ARO included the following: a probability that the Company’s leases with ARO will be remediated at the lessor’s directive; expected settlement dates that coincided with lease expiration dates plus estimated lease extensions; remediation costs that were indicative of what third-party vendors would charge the Company to remediate the sites; expected inflation rates that were consistent with historical inflation rates; and credit-adjusted risk-free interest rates which approximated the Company’s incremental borrowing rates.
Leases (effective January 1, 2020):
Prior to our sale of our operations in the second quarter of 2022, we leased cell sites, retail stores, offices, vehicles, equipment and other assets from third parties under operating and finance leases. We determined whether a contract was a lease or contained a lease at contract inception, and this assessment required judgment including consideration of factors such as whether we obtained substantially all of the rights to the underlying assets and whether we had the ability to direct the use of the related assets. Right-of-use (“ROU”) assets represented our right to use an underlying asset for the lease term and the lease liability represented our obligation to make payments arising from the lease. Lease liabilities were recognized at commencement date based on the present value of the remaining lease payments over the lease term. As the rates implicit in our leases were not readily determinable, our incremental borrowing rate was used in calculating the present value of the sum of the lease payments, and determining the borrowing rate used for discounting these payments required judgment. ROU assets were recognized at commencement date at the value of the lease liability, adjusted for any prepayments, lease incentives, or initial direct costs. The incremental borrowing rate was determined using a portfolio approach based on the rate of interest that would be paid to borrow an amount equal to the lease payments on a collateralized basis over a similar term. We used an unsecured borrowing rate and risk adjusted that rate to approximate a collateralized rate for each geographic region in which we conducted business. Our typical lease arrangement included a non-cancellable term with renewal options for varying terms depending on the nature of the lease. We included the renewal options that were reasonably certain to be exercised as part of the lease term, and this assessment was also an area of judgment. For cell site locations, optional renewals were included in the lease term based on the date the sites were placed in service and to the extent that renewals were reasonably certain based on the age and duration of the sites. For other leases, renewal options were typically not considered to be reasonably certain to be exercised.
We had certain lease arrangements with non-lease components that related to the lease components, primarily consisting of maintenance and utility costs that were paid to the lessor. Non-lease components and the lease components to which they relate were accounted for together as a single lease component for all asset classes. Certain leases contained escalation clauses or payment of executory costs such as taxes, utilities and maintenance. We recognized lease payments for short-term leases as expense either straight-line over the lease term or as incurred depending on whether lease payments were fixed or variable.
License Costs and Other Intangible Assets:
Prior to our sale of our operations in the second quarter of 2022, intangible assets consisted primarily of wireless spectrum licenses in foreign markets, tradenames and subscriber relationships. License costs primarily represented costs incurred to acquire wireless spectrum licenses in foreign markets, which were recorded at cost, and the value attributed to wireless spectrum licenses acquired in business combinations. Amortization began with the commencement of service to customers. The license costs were amortized using the straight-line method over 7 to 20 years, corresponding to the expiration dates of the licenses as issued by the applicable regulators. Licenses, subject to certain conditions, were usually renewable and were generally non-exclusive. However, management generally did not consider renewal periods when determining the useful life of a license since there was no certainty that a license would be renewed without significant cost (or at no cost).

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Subscriber relationships were acquired as part of the acquisition in New Zealand of our fixed broadband communications services provider, Snap Limited, in 2015 and related to established relationships with residential and enterprise customers through contracts for fixed broadband services. Subscriber relationships were amortized over the estimated useful life of 7 years using an accelerated method, which management believed best reflected the estimated pattern in which the economic benefits of the assets would be consumed.
Impairment of Long-Lived Assets:
The Company evaluated its long-lived assets, including intangible assets subject to amortization, for impairment whenever events or changes in circumstances indicated that the carrying amount of an asset group might not be recoverable. Asset groups were determined at the lowest level for which identifiable cash flows were largely independent of cash flows of other groups of assets and liabilities. When the carrying amount of a long-lived asset group was not fully recoverable and exceeded its fair value, an impairment loss was recognized equal to the excess of the asset group’s carrying value over the estimated fair value. We determined fair value by using a combination of comparable market values, estimated future discounted cash flows and appraisals, as appropriate.
The Company tested the long-lived assets of NuevaTel in the third quarter of 2021 for impairment and recorded an impairment charge in the amount of $113.8 million for the year ended December 31, 2021. The impairment was allocated to long-lived assets in the following amounts: $42.2 million to property and equipment, $48.5 million to operating lease right-of-use assets, $18.8 million to license costs and other intangible assets, and $4.3 million to other assets. These impairment charges were included in Impairment of long-lived assets in our Consolidated Statements of Operations and Comprehensive Income (Loss). The pre-tax impairment charge resulted in a $28.5 million deferred tax asset which was offset by a full valuation allowance, and a $5.2 million tax benefit as a result of the reduction to the Company’s deferred tax liability for NuevaTel’s unrepatriated earnings. There were no events or changes in circumstances that indicated impairment should be recorded for long-lived assets for the fiscal years ended December 31, 2022 and 2020.
Goodwill:
Goodwill is the excess of the cost of an acquisition of businesses over the fair value of the net identifiable assets acquired as of the acquisition date. The Company reviewed goodwill for potential impairment annually as of November 30 and also during interim periods if events or changes in circumstances indicated the occurrence of a triggering event. As a result of the sale of operations in the second quarter of 2022, there was no goodwill as of December 31, 2022.
When assessing goodwill for impairment, when deemed appropriate, we first performed a qualitative assessment to determine whether it was more likely than not that the fair value of the reporting unit was less than its carrying amount as a basis for determining whether it was necessary to perform the goodwill impairment test. If we did not perform this qualitative assessment, or if the qualitative assessment indicated it was more likely than not that the fair value of the single reporting unit was less than its carrying amount, we tested goodwill for impairment. If the Company determined the fair value of the reporting unit was less than its carrying amount, a goodwill impairment loss was recognized for the difference. Determining the fair value of a reporting unit involved the use of significant estimates and assumptions. Generally fair value was determined by a multiple of earnings based on the guideline publicly traded business method or on discounting projected future cash flows based on management’s expectations of the current and future operating environment. There were no goodwill impairment charges required for any periods presented.
Cloud computing arrangements that are service contracts:
The Company entered into hosted cloud computing arrangements that were considered to be service contracts and deferred certain development costs related to implementing the cloud computing arrangements. As of December 31, 2022, there were no deferred implementation costs. As of December 31, 2021, the Company had net deferred implementation costs of $9.7 million, which were primarily included in Other assets. A portion of the deferred balance related to the implementation of a new enterprise resource planning system at 2degrees, which replaced certain of its existing core financial systems.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
The Company amortized the implementation costs over the service contract period of the hosting arrangement. Amortization expense for the implementation costs was $0.7 million and $2.0 million for the years ended December 31, 2022 and 2021, respectively, and was included within General and administrative expenses. Amortization expense for the implementation costs was not significant for the year ended December 31, 2020.
Derivative Instruments and Hedging Activities:
We employ risk management strategies, which may include the use of interest rate swaps, cross-currency swaps and forward exchange contracts. We do not hold or enter into derivative instruments for trading or speculative purposes.
Derivatives are recognized in the Consolidated Balance Sheets at fair value. Changes in the fair values of derivative instruments designated as “cash flow” hedges are recorded, to the extent the hedges are highly effective, in Other comprehensive income (loss). Derivative instruments not qualifying for hedge accounting or ineffective portions of cash flow hedges, if any, are recognized in current period earnings. The Company assesses, both at inception of the hedge and on an ongoing basis, whether derivatives used as hedging instruments are highly effective in offsetting the changes in the fair value or cash flow of the hedged items. If it is determined that a derivative is not highly effective as a hedge or ceases to be highly effective, the Company discontinues hedge accounting prospectively. As of December 31, 2022 and 2021, no derivative instruments were designated for hedge accounting.
Fair Value Measurements:
The Company applies fair value accounting for all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.
Warrant Liability:
As of February 7, 2017, the date of consummation of the Arrangement, TIP Inc.’s issued warrants and the then outstanding warrants were recorded as a liability, as the warrants were written options that were not indexed to common shares of TIP Inc. (the “Common Shares”). The warrant liability was recorded in Other current liabilities and accrued expenses in the Company’s Consolidated Balance Sheets. The offsetting impact was reflected in Accumulated deficit as a result of the reduction of Additional paid in capital to zero with the allocation of opening equity due to the Arrangement. The warrants expired unexercised on February 7, 2022 and were no longer outstanding as of December 31, 2022. The amount of the warrant liability was $0.1 million as of December 31, 2021. Any change in fair value of these warrants due to a change in their price during the reporting period was recorded as Change in fair value of warrant liability in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss). The fair value of the warrant liability was determined each period by utilizing the number of warrants outstanding and the closing trading value of the warrants as of the reporting date. The change in fair value of the warrant liability was insignificant for the years ended December 31, 2022, 2021 and 2020. Additionally, there were immaterial changes in the warrant liability during the periods due to changes in the exchange rate between the Canadian dollar (the currency in which the warrants are denominated) and United States dollar.
Required Distributions:
Prior to the redemption in October 2021 of Trilogy LLC Class C Units (the “Class C Units”), Trilogy LLC was required to make quarterly distributions to its members on a pro rata basis in accordance with each member’s ownership interest in amounts sufficient to permit members to pay the tax liabilities resulting from allocations of income tax items from Trilogy LLC. Trilogy LLC was in a net taxable loss position for the periods prior to the redemption; therefore, no tax distributions were made to its members related to those tax years. See Note 11 – Equity.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Revenue Recognition:
Prior to the sale of our operations in the second quarter of 2022, the Company derived its revenues primarily from wireless services, fixed broadband services and equipment sales. Revenues were recognized when control of the services and equipment was transferred to our customers in an amount that reflected the consideration we expected to be entitled to in exchange for those services. The Company’s revenue recognition policy follows guidance from Revenue from Contracts with Customers (“Topic 606”).
The Company determined revenue recognition through the following five-step framework:
•	Identification of the contract, or contracts, with a customer;
•	Identification of the performance obligations in each contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in each contract; and
•	Recognition of revenue when, or as, we satisfy a performance obligation.
Significant Judgments
The most significant judgments affecting the amount and timing of revenue from contracts with our customers included the following items:
•	The assessment of legally enforceable rights and obligations involved judgment and impacted our determination of contractual term, transaction price and related disclosures;
•
Our products were generally sold with a right of return, which was accounted for as variable consideration when estimating the amount of revenue to recognize. Expected device returns were estimated based on historical experience;

•	Identifying distinct performance obligations within our service plans;
•	For contracts that involved more than one product or service (or multiple performance obligations), determining the standalone selling price for each product or service (or performance obligation);
•	Determining costs that we incurred to obtain or fulfill a contract; and
•	For capitalized contract costs, determining the amortization period as well as assessing the indicators of impairment.
Wireless Services and Related Equipment
The Company entered into contracts with consumer and business customers for postpaid wireless services, prepaid wireless services and wireless equipment. Customers may have elected to purchase wireless services or equipment separately or together. For wireless service and wireless equipment contracts entered into within a short period of time, we followed the contract combination guidance and assessed the contracts as a single arrangement. The Company generated wireless services revenues from providing access to, and usage of, our wireless communications network. Performance obligations included in a typical wireless service contract with a customer included data, voice and text message services. We recognized revenue using an output method, either as the services were used or as time elapsed if doing so reflected the pattern by which we satisfied our performance obligation through the transfer of the service to the customer. Wireless monthly service contracts were billed monthly either in advance or arrears based on a fixed fee.
Prepaid wireless services sold to customers were recorded as deferred revenue prior to the services being provided to the customer or expiration of the obligation to provide the services. When prepaid service credits were not subject to expiration or had not yet expired, the Company estimated breakage (cash consideration received for prepaid services but never expected to be redeemed by customers) based upon historical usage trends. The Company’s policy was to recognize revenue for estimated breakage in proportion to the patterns exercised by the customer.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Postpaid monthly wireless services sold to customers were billed monthly in arrears. Postpaid wireless customer contracts were generally either month-to-month and cancellable at any time (i.e., open term) or contained terms greater than one month (under a fixed-term plan). Service contracts that exceeded one month were generally two years or less. The transaction prices allocated to service performance obligations that were not satisfied or were partially satisfied as of the end of the reporting period were generally related to our fixed-term plans. For postpaid plans where monthly usage exceeded the allowance, the overage usage represented an option held by the customer for incremental services and the usage-based fee was recognized when the customer exercised the option (typically on a month-to-month basis).
We also generated revenues from the sale of wireless equipment to consumer and business subscribers. Performance obligations associated with a typical wireless equipment contract with a customer included handset and accessory equipment. We recognized revenue at a point in time when the device or accessory was delivered to the customer.
We offered certain postpaid customers the option to pay for devices and accessories in installments using an EIP. We assessed this payment structure and concluded that there was a financing component related to the EIP. However, we determined that the financing component for certain direct channel customer classes in the postpaid wireless plans was not significant and therefore we did not record interest income over the repayment period for these customer transactions.
Fixed broadband Services and Related Equipment
We entered into fixed broadband arrangements with consumer and business subscribers. Fixed broadband service performance obligations included broadband internet services and voice services. We recognized revenue using an output method, as time elapsed, because it reflected the pattern by which we satisfied our performance obligation through the transfer of service to the customer. Broadband arrangements were billed monthly. Performance obligations included in a typical fixed broadband contract, as defined by Topic 606, included modem equipment, when sold, and telephone equipment. For these sales, we recognized revenue when the device or accessory was delivered to the customer. We also entered into agreements with subscribers in which we owned customer premises equipment, including modems, and leased such equipment to subscribers. For these agreements, the modem equipment was not considered a performance obligation subject to Topic 606 guidance, rather it was a lease component of the contract and was accounted for under the applicable leasing guidance. The lease revenues associated with these agreements were included in Fixed broadband service revenues in the Consolidated Statements of Operations and Comprehensive Income (Loss) and were not significant for the periods presented.
We entered into managed service arrangements with large enterprises and governments. Fixed broadband service performance obligations associated with managed service arrangements included managed network services, internet services and voice services. We recognized revenue using an output method, as time elapsed, because it reflected the pattern by which we satisfied our performance obligation through the transfer of service to the customer. Fixed broadband service contracts were billed monthly. In the context of our managed service arrangements, we provided customers with the use of modem and networking equipment to facilitate the internet and networking services. We had determined that as part of managed service arrangements for our New Zealand business, equipment was provided to the customer only to enable the customer to consume the service. At the end of the contract term, the customer was required to return the equipment to enable it to be used by other customers.
Fixed broadband customer contracts were generally either month-to-month and cancellable at any time (i.e., open term) or contained terms greater than one month (typically under a fixed-term plan or within managed services arrangements). Service contracts that exceeded one month were generally three years or less. The transaction prices allocated to service performance obligations that were not satisfied or were partially satisfied as of the end of the reporting period were generally related to our fixed-term plans.
Equipment
In addition to selling equipment in connection with wireless and fixed broadband service contracts, as discussed above, we also sold equipment on a standalone basis to dealers and resellers for a fixed fee. The performance obligations included handset and accessory equipment. We recognized revenue when the handset or accessory was

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
delivered to the dealer or reseller as the dealer and reseller was our customer. At the time of delivery, the customer acquired legal title, as physical possession and risks and rewards of ownership transferred to the customer with no additional conditions to customer acceptance.
Interconnection
Interconnection revenues were generated when calls from other operators terminated in the Company’s networks and were recognized in the period the termination occurred.
Transaction Price and Allocations
We elected to utilize a practical expedient and account for shipping and handling activities that occurred after control of the related good transfers as fulfillment activities instead of assessing such activities as performance obligations. We established provisions for estimated device returns based on historical experience.
We assessed whether the amounts due under our contracts were probable of collection. For those not probable of collection, we did not recognize revenue until the contract was completed and cash was received. Collectability was re-assessed when there was a significant change in facts or circumstances.
Consideration payable to a customer was treated as a reduction of the total transaction price, unless the payment was in exchange for a distinct good or service, such as certain commissions paid to dealers. As an accounting policy election, we excluded from the measurement of the transaction price all taxes assessed by a governmental authority that were both imposed on and concurrent with a specific revenue-producing transaction and collected from a customer (for example, sales, use, value added and some excise taxes).
In some circumstances, we have offered a right of return on our products for a short time period after a sale. These rights were accounted for as variable consideration when determining the transaction price and, accordingly, we recognized revenue based on the estimated amount to which we expected to be entitled net of expected returns. Returns and credits were estimated at contract inception based on historical experience with similar classes of customers and updated at the end of each reporting period as additional information became available.
Transaction price was allocated to each performance obligation based on its relative standalone selling price (“SSP”). SSP was the price for which we would sell the good or service on a standalone basis without a promotional discount. Judgment was required to determine the SSP for each distinct performance obligation. In instances where SSP was not directly observable, such as when we did not sell the product or service separately, we determined the SSP using information that included market conditions, costs plus a margin and other observable inputs.
Warranties and Indemnifications
The Company’s equipment was typically provided with an assurance-type warranty that it would perform in accordance with the Company’s on-line documentation under normal use and circumstances. The Company included a service level commitment to its customers, typically regarding certain levels of uptime reliability and performance and if the Company failed to meet those levels, customers could receive credits and, in some cases, terminate their relationship with the Company. The Company did not have a material amount of credits issued or customers terminate as a result of such commitments.
Contract Modifications
Our service contracts allowed customers to modify their contracts without incurring penalties in many cases. Each time a contract was modified we evaluated the change in scope or price of the contract to determine if the modification should have been treated as a separate contract, if there was a termination of the existing contract and creation of a new contract, or if the modification should have been considered a change associated with the existing contract. We typically did not have significant impacts from contract modifications.
Advertising Costs:
The Company expensed the cost of advertising as incurred. Advertising expense for the years ended December 31, 2022, 2021 and 2020 were $4.8 million, $19.7 million and $16.8 million, respectively.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Defined Contribution Plan:
The Company has a defined contribution plan whereby participants may contribute a portion of their eligible pay to the plan through payroll withholdings. The Company provides matching contributions based on the amount of eligible compensation contributed by the employees. Total contributions by the Company were $0.1 million for each of the years ended December 31, 2022, 2021 and 2020.
Equity-Based Compensation:
The Company measured compensation costs for all equity-based payment awards made to employees based on the estimated fair values at the either the grant date for equity classified awards or quarterly for liability classified awards. Such compensation costs were recognized as an expense over the requisite service period, which was generally the vesting period of the award, net of forfeitures when they occur.
Net (Loss) Earnings Per Share (“EPS”):
EPS is calculated using the two-class method, which is an earnings allocation method that determines earnings per share for Common Shares and participating securities. The Company has one class of common stock; however, Class C Units held by Trilogy LLC members (a former noncontrolling interest in Trilogy LLC) were treated as participating securities for purposes of calculating EPS and a two-class method security due to their pro-rata rights to dividends and earnings.
Basic (loss)/income per share (“Basic EPS”) is computed by dividing net (loss)/income, less net (loss)/income available to participating securities, by the basic weighted average Common Shares outstanding.
Diluted (loss)/income per share (“Diluted EPS”) is calculated by dividing attributable net income/(loss) by the weighted average number of Common Shares plus the effect of potential dilutive Common Shares outstanding during the period. Diluted EPS excludes all potentially dilutive units if the effect of their inclusion is anti-dilutive, the attributable service condition was not met, or if the underlying potentially dilutive units are out-of-the-money.
Foreign Currency Remeasurement and Translation:
The functional currency for our Bolivian operation was the U.S. dollar and for our New Zealand operation was the New Zealand dollar, since the majority of the revenues and expenses in those operations were denominated in those currencies. However, portions of the revenues earned and expenses incurred by our subsidiaries were denominated in currencies other than their functional currency. Transactions that involve such other currencies were remeasured into the functional currency based on a combination of both current and historical exchange rates. All foreign currency asset and liability amounts were remeasured at end-of-period exchange rates, except for nonmonetary items, which were remeasured at historical rates. Foreign currency income and expense were remeasured at average exchange rates in effect during the year, except for expenses related to balance sheet amounts which were remeasured at historical rates. Gains and losses from remeasurement of foreign currency transactions into the functional currency were included in Other, net in our Consolidated Statements of Operations in the period in which they occurred.
Our reporting currency is the U.S. dollar. Thus, assets and liabilities from our New Zealand operation were translated from the New Zealand dollar into the U.S. dollar at the exchange rate on the balance sheet date while revenues and expenses were translated at the average exchange rate in the month they occurred. Gains and losses from the translation of our New Zealand operation’s financial statements into U.S. dollars were included in Accumulated other comprehensive income in our Consolidated Balance Sheets.
Income Taxes:
For our taxable subsidiaries, we account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
We recognized deferred tax assets to the extent that we believed that these assets were more likely than not to be realized. In making such a determination, we considered all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. A valuation allowance was recorded when it was more likely than not that some portion or all of a deferred tax asset would not be realized. When a valuation allowance had previously been recorded and we determined that we expected to be able to realize our deferred tax assets in the future in excess of their net recorded amount, we adjusted the deferred tax asset valuation allowance, which reduced the provision for income taxes. During 2020, management recorded a full valuation allowance against NuevaTel’s beginning of year net deferred tax assets as management concluded that NuevaTel’s deferred tax assets were no longer more likely than not to be realized.
We record uncertain tax positions on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we record the largest amount of tax benefit to meet such threshold.
We recognize interest and penalties related to unrecognized tax benefits in the Other, net line in the accompanying Consolidated Statements of Operations and Comprehensive Income (Loss). Accrued interest and penalties are included in the related tax liability line in the Consolidated Balance Sheets.
Concentrations:
The Company’s revenues were attributable to our international operations. The Company’s historical operations were subject to various political, economic, and other risks and uncertainties inherent in the countries in which the Company operated prior to disposal. Among other risks, the Company’s former subsidiaries were subject to the risks of restrictions on transfer of funds; export duties, quotas and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations. For key financial information of our former subsidiaries in New Zealand and Bolivia, see Note 19 – Segment Information.
Accounting Pronouncements Adopted During the Current Year:
As the Company was previously an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, the Company deferred adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements were made applicable to private companies. The Company used the extended transition period while it continued to be subject to the emerging growth company guidelines. As a result, the Company’s financial statements may not be comparable to the financial statements of issuers who have adopted these new or revised accounting standards that are applicable to public companies. On December 31, 2022, the Company ceased to be an emerging growth company. However, as long as the aggregate value of the Common Shares held by non-affiliates remains less than $75 million as of the end of its most recent second fiscal quarter, the Company will qualify as a “smaller reporting company” as well as a “non-accelerated filer” eligible for relief from certain disclosure and reporting requirements. As of the applicable measurement date, June 30, 2022, the Company’s float was substantially less than $75 million. Therefore, the Company is eligible to report as a “smaller reporting company”.
In November 2021, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2021-10, Government Assistance (Topic 832), Disclosures by Business Entities About Government Assistance, which requires entities to provide disclosures on material government assistance transactions for annual reporting periods. The disclosures include information concerning the nature of the assistance, the related accounting policies used to account for government assistance, the effect of government assistance on the entity’s financial statements, and any significant terms and conditions of the agreements, including commitments and contingencies. This new standard became effective for all entities with fiscal years beginning after December 15, 2021 and only impacted annual financial statement footnote disclosures. With the sale of operations in the second quarter of 2022, the adoption of this standard did not have a material effect on our consolidated financial statements.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Recently Issued Accounting Standards:
In June 2016, the FASB issued ASU 2016-13 related to the measurement of credit losses on financial instruments and has since modified the standard with several ASUs (collectively, the “credit loss standard”). The credit loss standard requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions and reasonable and supportable forecasts that affect the collectability of the reported amount. The credit loss standard took effect for public entities for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. As amended in ASU 2019-10, for companies that file under private company guidelines, the credit loss standard took effect for fiscal years beginning after December 15, 2022, and for interim periods within those fiscal years. Early adoption was permitted for all entities for fiscal years beginning after December 15, 2018. We intend to adopt this standard on the date it becomes applicable to private companies. With the sale of operations in the second quarter of 2022, the adoption of this credit loss standard is not expected to have a material effect on our consolidated financial statements.
NOTE 2 – SALE OF OPERATIONS
2degrees – New Zealand Segment
On December 31, 2021, the shareholders of 2degrees, including the Company, entered into a purchase agreement (the “Purchase Agreement”) with Voyage Digital (NZ) Limited (“Voyage Digital”) to sell all of their equity interests in 2degrees (the “2degrees Sale”). On a cash free debt free basis, the purchase price for 100% of the 2degrees shares (including employee options that converted into shares in connection with the sale) represented an equity value of $1.315 billion NZD, subject to adjustments at closing for specific costs or payments by 2degrees between signing and closing. The Company’s ownership interest in 2degrees was 73.2%. On March 15, 2022, the Company determined that the 2degrees business met the criteria to be classified as held for sale. Therefore, the Company ceased recording depreciation and amortization on the applicable and relevant 2degrees non-current tangible and intangible assets on such date, in accordance with Accounting Standards Codification (“ASC”) 360-10, Impairment and Disposal of Long-Lived Assets (“ASC 360-10”).
On May 19, 2022, the Company completed the sale of its 73.2% interest in 2degrees. For its ownership interest in 2degrees, the Company’s share of the total consideration was $930 million NZD (approximately $601 million based on the exchange rate on the date the consideration was received), net of $33 million NZD ($21 million) of closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool. Approximately $22 million NZD of the consideration paid by Voyage Digital for the Company’s 2degrees shares is being held in escrow as recourse for potential indemnification claims that may arise under the Purchase Agreement. The amount in escrow represents a consideration receivable and is included in Sale proceeds held in escrow within current assets in the Company’s Consolidated Balance Sheet as it is currently considered to be probable that the amount will be received in full at the conclusion of the escrow period. The escrowed proceeds are scheduled to be released in May 2023. The amount of escrow proceeds that will ultimately be received will depend upon whether any indemnification obligations arise under the Purchase Agreement, and the receivable will be monitored for potential impairment over time as facts and circumstances evolve. Upon closing of the 2degrees Sale, the Company recognized a net gain of $443.3 million, inclusive of changes in the NZD to USD foreign currency exchange rate between the funding and settlement of sale proceeds, which is included in (Gain) on sale of operations and loss (gain) on disposal of assets in our Consolidated Statements of Operations and Comprehensive Income (Loss).
Additionally, the amount in escrow is denominated in NZD and the change in such amount in the year ended December 31, 2022 is primarily due to a change in the exchange rate at the end of the period. This change was immaterial and included in Other, net in our Consolidated Statements of Operations and Comprehensive Income (Loss).

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
The table below presents a computation of the gain on sale of 2degrees based on the derecognition of 2degrees’s net assets:
As of May 19, 2022
Current assets:
Cash, cash equivalents and restricted cash	$39,090
Accounts receivable, net	37,876
EIP receivables, net	35,245
Inventory	10,222
Prepaid expenses and other current assets	29,097
Total current assets	151,530
Property and equipment, net	261,894
Operating lease right-of-use assets, net	62,758
License costs, goodwill and other intangible assets, net	33,118
Long-term EIP receivables	31,053
Deferred income taxes	21,882
Other assets	37,232
Total assets	$599,467
Current liabilities:
Accounts payable	$4,231
Construction accounts payable	11,750
Current portion of debt and financing lease liabilities	205,493
Customer deposits and unearned revenue	20,611
Short-term operating lease liabilities	8,338
Other current liabilities and accrued expenses	64,787
Total current liabilities	315,210
Long-term debt and financing lease liabilities	395
Non-current operating lease liabilities	68,172
Other non-current liabilities	18,327
Total liabilities	$402,104
Net assets sold	$197,363
Net consideration	$600,723
Less: Net assets sold	(197,363)
Carrying amount of noncontrolling interests	42,709
Accumulated other comprehensive loss attributable to TIP Inc.	(2,818)
Gain on sale of 2degrees operation	$443,251
As of May 19, 2022, the Company deconsolidated the net assets of 2degrees and recorded the related gain on sale. Income before income taxes for the New Zealand segment was $35.4 million, $42.5 million and $25.4 million for the years ended December 31, 2022, 2021 and 2020, respectively. New Zealand segment income before income taxes attributable to TIP Inc. was $25.9 million, $24.5 million and $12.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
In connection with the closing of the 2degrees Sale, the Company settled its forward exchange contract related to a portion of the sale proceeds. See Note 9 – Derivative Financial Instruments for additional information. Upon closing of the 2degrees Sale, the Company also used a portion of the proceeds to prepay approximately $450 million in aggregate outstanding indebtedness and accrued interest under its subsidiary’s 8.875% senior secured notes due 2023 and 10% promissory notes due 2023, as well as the Company’s 13.5% bridge loans due 2023. As a result of these

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
prepayments, the Company had no remaining indebtedness outstanding. See Note 8 – Debt for additional information on the prepayments of debt. The remaining amount of proceeds was used to fund a shareholder cash distribution made in June 2022 and provide a cash reserve for remaining Company operations. See Note 11 – Equity for additional information regarding the cash distribution.
NuevaTel – Bolivia Segment
On March 28, 2022, the Company entered into a purchase agreement with Balesia Technologies, Inc. (“Balesia”) to sell its 71.5% equity interest in NuevaTel (the “NuevaTel Transaction”). As of March 28, 2022, the Company also determined that the NuevaTel business met the criteria to be classified as held for sale. Therefore, the Company ceased recording depreciation and amortization on the applicable and relevant NuevaTel non-current tangible and intangible assets on such date, in accordance with ASC 360-10.
On May 14, 2022, Balesia closed the NuevaTel Transaction with the Company. Proceeds received related to the NuevaTel Transaction were of a nominal amount, and the Company recorded a net gain of $14.5 million, which is included in (Gain) on sale of operations and loss (gain) on disposal of assets in our Consolidated Statements of Operations and Comprehensive Income (Loss).
The table below presents a computation of the gain on sale of NuevaTel based on the derecognition of NuevaTel’s net assets:
As of May 14, 2022
Current assets:
Cash, cash equivalents and restricted cash	$11,944
Accounts receivable and EIP receivables, net	24,486
Inventory	1,497
Prepaid expenses and other current assets	12,041
Total current assets	49,968
Property and equipment, net	38,092
Operating lease right-of-use assets, net	50,612
License costs and other intangible assets, net	33,700
Other assets	6,356
Total assets	$178,728
Current liabilities:
Accounts payable	$17,110
Construction accounts payable	2,275
Current portion of debt and financing lease liabilities	23,989
Customer deposits and unearned revenue	1,922
Short-term operating lease liabilities	10,555
Other current liabilities and accrued expenses	42,031
Total current liabilities	97,882
Long-term debt and financing lease liabilities	8,190
Non-current operating lease liabilities	89,210
Other non-current liabilities	4,646
Total liabilities	$199,928
Net liabilities sold	$(21,200)
Net consideration	$—
Add: Net liabilities sold	21,200
Carrying amount of noncontrolling interests	(6,746)
Gain on sale of NuevaTel operation	$14,454

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
As of May 14, 2022, the Company deconsolidated the net assets of NuevaTel. Loss before income taxes for the Bolivia segment was $9.5 million, $149.3 million and $35.7 million for the years ended December 31, 2022, 2021 and 2020, respectively. Bolivia segment loss before income taxes attributable to TIP Inc. was $6.8 million, $100.2 million and $17.6 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Presentation of activities, acceleration of equity compensation vesting, and tax impacts of transactions
The 2degrees Sale and NuevaTel Transaction were not presented as discontinued operations as of and for the period ended December 31, 2022 or for the comparative historical periods, since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity.
In addition to transaction fees that reduced sale proceeds and were reflected within the 2degrees Sale and NuevaTel Transaction net gain amounts, approximately $2 million of professional service fees were expensed as incurred during the year ended December 31, 2022. These expenses were included in General and administrative expenses in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss). No transaction costs relating to the 2degrees Sale or the NuevaTel Transaction were incurred during the years ended December 31, 2021 and 2020.
In connection with the 2degrees Sale, the Company accelerated the vesting of all outstanding restricted share units (“RSUs” or “Awards”) issued to certain officers and employees under TIP Inc.’s restricted share unit plan and settled the deferred share units (“DSUs”) issued to directors of TIP Inc. under its deferred share unit plan. The RSUs vested immediately prior to the closing of the 2degrees Sale, on May 19, 2022. As a result of the change in vesting period, $3.0 million of unrecognized equity-based compensation expense was recognized in the second quarter of 2022. Additionally, in connection with the 2degrees Sale, 25.7 million vested 2degrees service-based share options, which were outstanding prior to the 2degrees Sale, were deemed exercised with resulting shares of 2degrees acquired by Voyage Digital as part of the purchase of all outstanding equity of 2degrees. The exercise of options and acquisition of resulting shares of 2degrees were executed in accordance with the existing terms of the 2degrees option plans. The Company also recorded $6.5 million in severance benefits in 2022 within General and administrative expenses. Accrued severance costs were $5.1 million as of December 31, 2022 and represent the amount expected to be paid in 2023.
The income tax effect of the financial statement gains realized from the 2degrees Sale and NuevaTel Transaction was entirely offset by the reversal of the deductible outside basis difference attributable to the Company’s investments in 2degrees and NuevaTel. Given that the deferred tax assets were historically offset with a full valuation allowance, there was no net income tax impact. Proceeds received in the 2degrees Sale and NuevaTel Transaction did not exceed the Company’s tax basis in its investments in 2degrees and NuevaTel, resulting in no current tax payable. As of December 31, 2022, the Company’s deferred tax assets principally consisted of capital and operating loss carryforwards, which are significant, offset by a full valuation allowance.
NOTE 3 – PROPERTY AND EQUIPMENT
	As of December 31, 2022	As of December 31, 2021
Land, buildings and improvements	$391	$14,381
Wireless communication systems	—	536,986
Furniture, equipment, vehicles and software	2,207	172,534
Construction in progress	—	58,046
	2,598	781,947
Less: accumulated depreciation	(2,586)	(474,862)
Property and equipment, net	$12	$307,085
Depreciation expense was $15.9 million, $95.0 million and $93.6 million for the years ended December 31, 2022, 2021 and 2020, respectively.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Advances to equipment vendors were included in Other assets and totaled $2.6 million as of December 31, 2021. There were no advances to equipment vendors as of December 31, 2022.
In 2021, the Company recorded an impairment to Property and equipment, net of $42.2 million and removed previously recorded accumulated depreciation against the related asset cost balance for the impaired asset categories. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for additional information.
In February 2019, NuevaTel entered into an agreement, which was subsequently amended, to sell and leaseback up to 651 network towers. Three closings for a total of 574 towers were completed in 2019 for aggregate cash consideration of $89.5 million. In July 2020, NuevaTel completed the fourth and final closing of 34 towers for additional cash consideration of $5.8 million. In total, 608 towers were sold for total cash consideration of $95.3 million. The $5.8 million of proceeds received during the year ended December 31, 2020 were recognized in the Consolidated Statement of Cash Flows as Proceeds from sale-leaseback transaction within investing activities. In addition, a gain of $5.6 million was recognized in Loss (gain) on disposal of assets and sale-leaseback transaction for the year ended December 31, 2020. The Company had $4.2 million of financing obligations outstanding as of December 31, 2021, as certain towers included in the transaction did not meet the criteria for sale-leaseback accounting due to continuing involvement by NuevaTel. In connection with the adoption of ASU 2016-02 “Leases (Topic 842)” (the “new lease standard”), these unrecognized sale-leaseback transactions were reassessed, and certain towers qualified for sale-leaseback accounting under the new lease standard. The amounts related to the towers that qualified for sale-leaseback accounting were removed from the tower financing obligations and recognized as a sale-leaseback as of January 1, 2020.
As of December 31, 2019, the Company had an outstanding balance of deferred gain of $55.1 million for the towers that qualified as a sale-leaseback, of which $1.0 million were capital leases and the remaining were operating leases based on a lease-by-lease accounting evaluation. In connection with the adoption of the new lease standard, the deferred gain was recognized to Accumulated deficit and Noncontrolling interests as of January 1, 2020. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for further information on the impact of the adoption of the new lease standard.
AROs were primarily recorded for the Company’s legal obligations to remediate leased property on which the Company’s network infrastructure and related assets were located. The AROs were recorded in Other non-current liabilities with a corresponding amount in Property and equipment, net. There were no AROs as of December 31, 2022. The activity in the AROs was as follows:
	Years Ended December 31,
	2022	2021
Beginning balance	$22,158	$23,593
Revisions in estimated cash flows	—	(2,011)
Additional accruals	251	126
Foreign currency translation	(1,206)	(1,084)
Accretion	550	1,773
Disposals	—	(239)
Sale of operations	(21,753)	—
Ending balance	$—	$22,158
The Company performed a review of its ARO liability annually, resulting in revisions in estimated cash flows for certain years. During the year ended December 31, 2022, there were no revisions in estimated cash flows. During the year ended December 31, 2021, the revisions in estimated cash flows resulted in a net decrease in the ARO liability and corresponding assets, net of accumulated depreciation of $2.0 million.
The corresponding assets, net of accumulated depreciation, related to AROs were zero and $2.3 million as of December 31, 2022 and 2021, respectively.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Supplemental Cash Flow Disclosure:
The Company did not acquire property and equipment using current and long-term debt during the year ended December 31, 2022. The Company acquired $0.3 million and $1.8 million of property and equipment through current and long-term debt during the years ended 2021 and 2020, respectively.
The Company acquired property and equipment through current and long-term construction accounts payable. The net change in current and long-term construction accounts payable resulted in additions or (adjustments) to Purchase of property and equipment in the Consolidated Statements of Cash Flows of $7.5 million, ($4.2) million and $10.4 million for the years ended December 31, 2022, 2021 and 2020, respectively.
NOTE 4 – GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS
The following table summarizes the changes in the Company’s goodwill balance:
	December 31, 2022	December 31, 2021
Beginning balance	$9,689	$10,223
Foreign currency adjustment	(628)	(534)
Sale of operations	(9,061)	—
Balance at the end of the year	$—	$9,689
All of the goodwill was attributable to the acquisition of Snap Limited in 2015 by our New Zealand segment. There were no accumulated goodwill impairments for the years ended December 31, 2022 and 2021.
There were no license costs and other intangible assets balances remaining as of December 31, 2022 due to the sale of operations in New Zealand and Bolivia in May 2022. The Company’s license costs and other intangible assets as of December 31, 2021 consisted of the following:
	Estimated Useful Lives	As of December 31, 2021
		Gross Carrying Amount	Accumulated Amortization	Net
License costs	7 - 20 years	$147,087	$(85,813)	$61,274
Subscriber relationships	7 years	12,781	(12,678)	103
Other	6 - 14 years	1,396	(1,396)	—
Total		$161,264	$(99,887)	$61,377
Fully amortized license costs were presented in the table above when renewals occurred for the same spectrum bands. Amortization expense of license costs and other intangible assets was $1.9 million, $10.5 million and $11.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
In 2021, the Company recorded an impairment to License costs and other intangible assets, net of $18.8 million and removed previously recorded accumulated amortization against the related asset cost balance for the impaired asset categories. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for additional information.
NOTE 5 – EIP RECEIVABLES
In New Zealand, 2degrees offered certain wireless subscribers the option to pay for their handsets in installments over a period of up to 36 months using an EIP. In Bolivia, NuevaTel offered certain wireless subscribers the option to pay for their handsets in installments over a period of 18 months using an EIP.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
There were no unbilled EIP receivables as of December 31, 2022. The following table summarizes the unbilled EIP receivables as of December 31, 2021:
As of December 31, 2021
EIP receivables, gross	$86,821
Unamortized imputed discount	(4,080)
EIP receivables, net of unamortized imputed discount	$82,741
Allowance for doubtful accounts	(6,541)
EIP receivables, net	$76,200
Classified on the balance sheet as:	As of December 31, 2021
EIP receivables, net	$41,663
Long-term EIP receivables	34,537
EIP receivables, net	$76,200
Of the $86.8 million EIP receivables gross amount as of December 31, 2021, $85.0 million related to 2degrees and the remaining amount related to NuevaTel.
2degrees categorized unbilled EIP receivables as prime or subprime based on subscriber credit profiles. Upon initiation of a subscriber’s EIP, 2degrees used a proprietary scoring system that measured the credit quality of EIP receivables using several factors, such as credit bureau information, subscriber credit risk scores, and EIP characteristics. 2degrees periodically assessed the proprietary scoring system. Prime subscribers were those with a lower risk of delinquency and whose receivables were eligible for sale to a third party. Subprime subscribers were those with a higher delinquency risk. Based on subscribers’ credit quality, subscribers may have been denied an EIP option or required to participate in a risk mitigation program which included paying a deposit and allowing for automatic payments. NuevaTel offered installment plans only to subscribers with a low delinquency risk based on NuevaTel’s credit analysis and the subscriber’s income level.
The balances of EIP receivables on a gross basis by credit category as of the period presented were as follows:
As of December 31, 2021
Prime	$68,761
Subprime	18,060
Total EIP receivables, gross	$86,821
The EIP receivables had a weighted average imputed discount rate of 7.03% as of December 31, 2021.
The following table shows changes in the aggregate net carrying amount of the unbilled EIP receivables during the relevant periods:
	December 31, 2022	December 31, 2021
Beginning balance of EIP receivables, net	$76,200	$80,790
Additions	30,461	83,846
Billings and payments	(27,996)	(77,573)
Sales of EIP receivables	(7,346)	(6,796)
Foreign currency translation	(5,123)	(4,737)
Change in allowance for doubtful accounts and imputed discount	1,134	670
Sale of operations	(67,330)	—
Total EIP receivables, net	$—	$76,200

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Sales of EIP Receivables:
2degrees was party to a mobile handset receivables sales agreement (the “EIP Sale Agreement”) with a third party New Zealand financial institution (the “EIP Buyer”). The EIP Sale Agreement provided an arrangement for 2degrees to accelerate realization of receivables from wireless subscribers who purchased mobile phones from 2degrees on installment plans. Under the EIP Sale Agreement and on a monthly basis, 2degrees could offer to sell specified receivables to the EIP Buyer and the EIP Buyer could propose a price at which to purchase the receivables. Neither party was obligated to conclude a purchase, except on mutually agreeable terms. The EIP Sale Agreement specified certain criteria for mobile phone receivables to be eligible for purchase by the EIP Buyer. The Company evaluated the structure and terms of the arrangement and determined 2degrees had no variable interest with the EIP Buyer and thus we were not required to consolidate the entity in our financial statements.
The Company determined that the sales of receivables through the arrangement should be treated as sales of financial assets. As such, upon sale, the Company derecognized the receivables, as well as any related allowance for doubtful accounts, and the loss on sale was recognized in General and administrative expenses. The Company also reversed unamortized imputed discount related to sold receivables included in EIP receivables, net, in the Consolidated Balance Sheets and recognized the reversed unamortized imputed discount as Equipment sales. Net cash proceeds were recognized in Net cash provided by operating activities.
2degrees had continuing involvement with the EIP receivables sold to the EIP Buyer through a servicing agreement. However, the servicing rights did not provide 2degrees with any direct economic benefit, or means of effective control. Further, the EIP Buyer assumed all risks associated with the purchased receivables and had no recourse against 2degrees except in the case of fraud or misrepresentation.
The following table summarizes the impact of the sales of EIP receivables in the years ended December 31, 2022 and 2021:
	December 31, 2022	December 31, 2021
EIP receivables derecognized	$7,346	$6,796
Cash proceeds	(6,758)	(5,978)
Reversal of unamortized imputed discount	(436)	(436)
Reversal of allowance for doubtful accounts	(439)	(408)
Pre-tax gain on sales of EIP receivables	$(287)	$(26)
EIP Receivables Financing:
In August 2019, 2degrees entered into an EIP receivables secured borrowing arrangement with the EIP Purchaser and financial institutions that lent capital to the EIP Purchaser. Under the arrangement, 2degrees could sell EIP receivables to the EIP Purchaser at a price reflecting interest rates and fees established in the arrangement.
The Company evaluated the structure and terms of the arrangement and determined that the EIP Purchaser was a VIE because it lacked sufficient equity to finance its activities and its equity holder, which was one of the financial lending institutions, lacked the attributes of a controlling financial interest. The Company’s interest in the EIP receivables transferred to the EIP Purchaser was a variable interest as 2degrees would in substance absorb all potential losses associated with the transferred EIP receivables. In addition, 2degrees had the control to direct the EIP Purchaser’s most significant activities, which were the collection and management of EIP receivables that had been purchased. As such, 2degrees was the primary beneficiary of the EIP Purchaser and thus the EIP Purchaser was required to be consolidated in our financial statements.
2degrees had continuing involvement with the EIP receivables transferred to the EIP Purchaser through a servicing agreement and maintained effective control by having the right to repurchase the EIP receivables or acquire the shares of the EIP Purchaser at any time. The transfer of receivables through this arrangement did not qualify as a sale of financial assets under GAAP and as such was recorded as a secured borrowing. Upon transfer to the EIP Purchaser, the Company did not derecognize the receivables or related allowance for doubtful accounts and unamortized imputed discount.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
There was no outstanding balance of EIP receivable borrowings or related pledge of EIP receivables through this arrangement as of December 31, 2022. The outstanding balance of the current and long-term portion of unbilled EIP receivables pledged through this arrangement was $21.9 million and $11.5 million, respectively, as of December 31, 2021. The current portion of these EIP receivables was included in EIP receivables, net and the long-term portion in Long-term EIP receivables in the Consolidated Balance Sheets. These EIP receivables served as collateral for the outstanding financing obligation of $26.8 million as of December 31, 2021 related to this secured borrowing arrangement with the EIP Purchaser in Current portion of long-term debt in the Consolidated Balance Sheets.
NOTE 6 – OTHER CURRENT LIABILITIES AND ACCRUED EXPENSES
	As of December 31, 2022	As of December 31, 2021
Payroll, severance and other employee benefits	$6,779	$19,945
Value-added tax and other business taxes	—	10,958
Dealer commissions and subsidies	—	9,600
Income and withholding taxes	—	8,977
Handset purchases	—	4,416
Other	356	45,335
Other current liabilities and accrued expenses	$7,135	$99,231
NOTE 7 – FAIR VALUE MEASUREMENTS
The accounting guidance for fair value establishes a framework for measuring fair value that uses a three-level valuation hierarchy for disclosure of fair value measurement. The valuation hierarchy was based upon the transparency of inputs to the valuation of an asset or liability at the measurement date. The three levels are defined as follows:
•	Level 1 – Quoted prices in active markets for identical assets or liabilities;
•	Level 2 – Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;
•	Level 3 – Unobservable inputs in which little or no market activity exists, requiring an entity to develop its own assumptions that market participants would use to value the asset or liability.
There were no assets measured at fair value on a recurring basis as of December 31, 2022. The following table presents liabilities measured at fair value on a recurring basis as of December 31, 2022:
	Fair Value Measurement as of December 31, 2022
	Total	Level 1	Level 2	Level 3
Liabilities:
Forward exchange contracts	$359	$—	$359	$—
Total liabilities	$359	$—	$359	$—
The following table presents assets and liabilities measured at fair value on a recurring basis as of December 31, 2021:
	Fair Value Measurement as of December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets:
Interest rate swaps	$2,765	$—	$2,765	$—
Total assets	$2,765	$—	$2,765	$—

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
	Fair Value Measurement as of December 31, 2021
	Total	Level 1	Level 2	Level 3
Liabilities:
Forward exchange contracts	$145	$—	$145	$—
Warrant liability	108	108	—	—
Interest rate swaps	135	—	135	—
Options instruments classified as liability	2,620	—	—	2,620
Total liabilities	$3,008	$108	$280	$2,620
The fair value of forward exchange contracts was based on the differential between the contract price and the foreign currency exchange rate as of the balance sheet date. The fair value of the warrant liability was based on the public market price of the warrants as of the balance sheet date. The fair value of interest rate swaps was measured using quotes obtained from a financial institution for similar financial instruments. The fair value of the option instruments was measured using the Black-Scholes valuation model under a consistent methodology used to measure the awards of all 2degrees service-based share options. The valuation as of December 31, 2021 additionally considered the transaction price and related information from the 2degrees Sale as discussed in Note 2 – Sale of Operations. See Note 10 – Equity-Based Compensation for further information regarding the options.
There were no transfers between levels within the fair value hierarchy during the years ended December 31, 2022 and 2021.
Cash and cash equivalents, accounts receivable, deposits, accounts payable and accrued expenses were carried at cost, which approximates fair value given their short-term nature. The carrying values of EIP receivables approximate fair value as the receivables were recorded at their present value, net of unamortized imputed discount and allowance for doubtful accounts.
The estimated fair value of the Company’s debt, including current maturities, was based on Level 2 inputs, being market quotes or values for similar instruments, such as the interest rates currently available to the Company for the issuance of debt with similar terms and remaining maturities, used to discount the remaining principal payments. The Company did not have any debt balances as of December 31, 2022 and the carrying amounts and estimated fair values of our total debt as of December 31, 2021 were as follows:
As of December 31, 2021
Carrying amount, excluding unamortized discount and deferred financing costs	$675,448
Fair value	$662,881
For fiscal year 2022 and 2021, we did not record any material other-than-temporary impairments on financial assets required to be measured at fair value on a nonrecurring basis.
NOTE 8 – DEBT
There was no outstanding long-term debt and other debt as of December 31, 2022. The Company’s long-term and other debt as of December 31, 2021 consisted of the following:
As of December 31, 2021
TISP 8.875% Notes	$367,707
TISP 10.0% Notes	51,000
New Zealand 2023 Senior Facilities Agreement	194,801
New Zealand EIP Receivables Financing Obligation	26,788
Bolivian Bond Debt	20,114
Bolivian 2023 Bank Loan	4,444
Bolivian Tower Transaction Financing Obligation	4,166
Bolivian 2022 Bank Loan	2,625
Other	3,803

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
As of December 31, 2021
675,448
Less: deferred financing costs	(4,597)
Less: unamortized discount	(7,577)
Total debt and financing lease liabilities	663,274
Less: current portion of debt and financing lease liabilities	(31,589)
Total long-term debt and financing lease liabilities	$631,685
TIP Inc. Bridge Loans:
In order to fund its operations, pending the closing of the 2degrees Sale, in January 2022 the Company entered into short-term loan agreements with three of its principal shareholders for an aggregate commitment of up to $10 million (the “Bridge Loans”). In the first quarter of 2022, $10.0 million was borrowed by the Company under the terms of the Bridge Loans. The Bridge Loans were unsecured and accrued interest at the rate of 13.5% per annum, payable on May 16, 2022, November 15, 2022, and the maturity date, provided that the Company could elect not to pay interest on any of such dates prior to the maturity date, in which case accrued but unpaid interest would be added to the outstanding principal amount of the Bridge Loans. The Bridge Loans became due upon the closing of the 2degrees Sale and were repaid during the second quarter of 2022.
TISP 8.875% Notes:
On May 6, 2021, Trilogy International South Pacific LLC (“TISP”) and TISP Finance, Inc. (“TISP Finance” and collectively with TISP, the “Issuers”), each indirect subsidiaries of Trilogy LLC, initiated a private offer (“Exchange Offer”) to the holders of the then-outstanding $350 million aggregate principal amount of senior secured notes of Trilogy LLC and Trilogy International Finance Inc. (the “Trilogy LLC 2022 Notes”) to exchange any and all of the Trilogy LLC 2022 Notes for newly issued 8.875% senior secured notes due 2023 of the Issuers (the “TISP 8.875% Notes”). The Exchange Offer closed on June 7, 2021 and at such time eligible holders who validly tendered their Trilogy LLC 2022 Notes in the Exchange Offer prior to the “Early Tender Date” received $1,020 in principal amount of TISP 8.875% Notes per $1,000 principal amount of Trilogy LLC 2022 Notes that were tendered. Pursuant to the Exchange Offer, $346.1 million of the Trilogy LLC 2022 Notes were exchanged for an aggregate total principal of $353.1 million of TISP 8.875% Notes.
Concurrently with the closing of the Exchange Offer, certain holders (the “Backstop Holders”) of Trilogy LLC 2022 Notes and TISP 10.0% Notes (as defined below) acquired an additional aggregate principal amount of $3.9 million TISP 8.875% Notes. The Backstop Holders received $1,020 in principal amount of TISP 8.875% Notes per $1,000 of the purchase price paid for such notes. The proceeds of such purchase were used to redeem all of the remaining outstanding Trilogy LLC 2022 Notes that were not tendered in the Exchange Offer. In addition, the Backstop Holders were paid $1.9 million in backstop fees.
The TISP 8.875% Notes bore interest at a rate of 8.875% per annum. Interest on the TISP 8.875% Notes was payable semi-annually in arrears on May 15 and November 15. No principal payments were due until maturity on May 15, 2023. TISP had the option of redeeming the TISP 8.875% Notes, in whole or in part, upon not less than 30 days’ and not more than 60 days’ prior notice at 100%.
In accordance with the indenture governing the TISP 8.875% Notes, if a 2degrees Liquidity Event (as defined below) was not consummated prior to December 31, 2021 or the TISP 8.875% Notes were not otherwise repaid in full by that date, TISP was required to issue additional TISP 8.875% Notes to each holder thereof in an aggregate principal amount equal to three percent (3%) of the TISP 8.875% Notes held by each such holder at such time, which would result in a total increase in principal amount of up to $10.7 million (a “Principal Increase Event”). As of December 31, 2021, a 2degrees Liquidity Event had not been consummated and the TISP 8.875% Notes had not been repaid and, accordingly, the principal balance of the TISP 8.875% Notes was increased by three percent or $10.7 million.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
As defined in the TISP 8.875% Note indenture, a “2degrees Liquidity Event” was any of the following: 2degrees equity being publicly traded or listed on a national securities exchange, any sale by the Company of any of its equity interest in 2degrees, or the sale of all or substantially all of the assets of 2degrees, provided that following such transaction, the net cash proceeds received by Trilogy LLC or its subsidiaries exceeded $150.0 million NZD.
In May 2022, the 2degrees Sale closed and a portion of the proceeds from this transaction was used to prepay the outstanding indebtedness of the TISP 8.875% Notes. This prepayment was analyzed and accounted for in accordance with the applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt. Accordingly, the Company recorded a debt extinguishment cost in the second quarter of 2022 which was comprised of $6.1 million of remaining unamortized discounts and deferred financing costs related to the TISP 8.875% Notes which were written off with the prepayment.
TISP 10.0% Notes:
In October 2020, TISP issued $50 million aggregate principal amount of senior secured notes due 2022 (the “TISP 10.0% Notes”) pursuant to an agreement the terms of which were subsequently amended in June 2021 (as amended, the “Note Purchase Agreement”). The TISP 10.0% Notes bore interest at a rate of 10.0% and, as subsequently amended, matured on May 15, 2023. The TISP 10.0% Notes were issued at a 93.505% discount. Interest on the TISP 10.0% Notes was payable semi-annually in arrears on May 15 and November 15. No principal payments were due until maturity on May 15, 2023. TISP had the option of prepaying the TISP 10.0% Notes, in whole or in part, upon three (3) business days’ prior notice at 100% of the principal amount.
Cash proceeds from the issuance of the TISP 10.0% Notes were $46.0 million, net of issuance discount and consent fees paid with respect to certain amendments to the Trilogy LLC 2022 Notes that holders of those notes approved in order to permit the issuance of the TISP 10.0% Notes. The proceeds of the TISP 10.0% Notes were used for the payment of interest due under the TISP 8.875% Notes and interest due under the TISP 10.0% Notes.
The terms applicable to the TISP 10.0% Notes were generally consistent with the terms applicable to the TISP 8.875% Notes, including those described in the summary of the TISP 8.875% Notes above as to use of proceeds of any sale of NuevaTel or a 2degrees Liquidity Event, except that the terms of the TISP 8.875% Notes relating to a Principal Increase Event did not apply to the TISP 10.0% Notes.
Concurrently with its conducting of the Exchange Offer, TISP solicited and received consents to amend the Note Purchase Agreement. The primary purpose of the amendments was to extend the maturity date of the TISP 10.0% Notes until May 15, 2023, to permit the consummation of the transactions contemplated by the Exchange Offer, to conform the terms and conditions of the Note Purchase Agreement to be consistent with the indenture governing the TISP 8.875% Notes and to remove a requirement that the consideration payable arising from a sale of NuevaTel be at least $75.0 million.
Holders of 100% of the aggregate principal amount of TISP 10.0% Notes consented to the amendments to the TISP 10.0% Notes and in exchange received an increase in their principal amount equal to $20.00 per $1,000 principal amount of TISP 10.0% Notes, resulting in an increase in the aggregate principal amount of the TISP 10.0% Notes of $1.0 million to $51.0 million.
In connection with the consummation of the Exchange Offer, TISP, Trilogy LLC and the other guarantors of the TISP 8.875% Notes and the TISP 10.0% Notes, and the collateral agents for each of the TISP 8.875% Notes and the TISP 10.0% Notes, entered into a first lien intercreditor agreement that provided, among other things, that liens on the collateral securing both the TISP 8.875% Notes and the TISP 10.0% Notes were pari passu and that all distributions in respect of such collateral would be made first, to the holders of the TISP 10.0% Notes, and second, ratably among the holders of the TISP 8.875% Notes and any other permitted first lien indebtedness.
In May 2022, the 2degrees Sale closed and a portion of the proceeds from this transaction were used to prepay the outstanding indebtedness of the TISP 10.0% Notes. This prepayment was analyzed and accounted for in accordance with the applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt. Accordingly, the Company recorded a debt extinguishment cost in the second quarter of 2022 which was comprised of $2.4 million of remaining unamortized discounts and deferred financing costs related to the TISP 10.0% Notes which were written off with the prepayment.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
New Zealand 2023 Senior Facilities Agreement:
In February 2020, 2degrees completed a bank loan syndication, in which ING Bank N.V. acted as the lead arranger (the “New Zealand 2023 Senior Facilities Agreement”). The New Zealand 2023 Senior Facilities Agreement had a total available commitment of $285 million NZD.
Separate facilities were provided under this agreement to (i) repay the then outstanding balance of the prior $250 million NZD senior facilities agreement and pay fees and expenses associated with the refinancing ($235 million NZD), (ii) provide funds for further investments in 2degrees’ business ($30 million NZD), and (iii) fund 2degrees’ working capital requirements ($20 million NZD). As a result of the Company’s sale of 100% of its equity interest in 2degrees, the Company had no outstanding debt related to this facility as of December 31, 2022. The New Zealand 2023 Senior Facilities Agreement was recorded in Long-term debt and financing lease liabilities in the Consolidated Balance Sheets as of December 31, 2021.
The borrowings and repayments under these facilities, including any recurring activity relating to working capital, were included separately as Proceeds from debt and Payments of debt within Net cash provided by financing activities in the Consolidated Statements of Cash Flows.
The outstanding debt drawn under the New Zealand 2023 Senior Facilities Agreement accrued interest quarterly at the New Zealand Bank Bill Reference Rate (“BKBM”) plus a margin ranging from 2.40% to 3.80% (the “Margin”) depending upon 2degrees’ net leverage ratio at that time.
Additionally, a commitment fee at the rate of 40% of the applicable Margin was payable quarterly on all undrawn and available commitments.
New Zealand EIP Receivables Financing Obligation:
2degrees was party to an EIP receivables secured borrowing arrangement that enabled 2degrees to sell specified EIP receivables to the EIP Purchaser. The Company evaluated the structure and terms of this arrangement and determined we were required to consolidate the EIP Purchaser in our financial statements. See Note 5 – EIP Receivables for further information.
While 2degrees could, in part, determine the amount of cash it would receive from each sale of EIP receivables under the arrangement, the amount of cash available to 2degrees varied based on a number of factors and was limited to a predetermined portion of the total amount of the eligible EIP receivables sold to the EIP Purchaser.
Under the arrangement, the EIP Purchaser had access to funding of $45.5 million NZD, which the EIP Purchaser could use to acquire EIP receivables from 2degrees. As a result of the closing of the 2degrees Sale, the Company had no outstanding amount under this arrangement as of December 31, 2022.
All proceeds received and repayments under this arrangement were included separately as Proceeds from EIP receivables financing obligation and Payments of debt, including sale-leaseback and EIP receivables financing obligations in financing activities in the Consolidated Statements of Cash Flows.
The outstanding obligation drawn under the arrangement accrued interest monthly at the BKBM plus a margin of 3.55%. Additionally, a line fee of 0.70% was payable by the EIP Purchaser annually on the total available commitment under the arrangement, which the EIP Purchaser paid from proceeds that it received from 2degrees.
Bolivian Bond Debt:
In August 2020, NuevaTel commenced a debt issuance process in Bolivia seeking to raise up to $24.2 million during an initial 90-day open subscription process with certain Bolivian banks including BNB Valores S.A. and other financial institutions (the “Bolivian Bond Debt”). NuevaTel had raised $20.1 million through this issuance process.
The bond included two series of indebtedness. Series A was fully subscribed and bore interest at the rate of 5.8% per annum. Series B had an outstanding principal balance of $10.4 million as of December 31, 2021 and bore interest at the rate of 6.5% per annum.
As a result of the closing of the NuevaTel Transaction, the Company had no outstanding debt related to this facility as of December 31, 2022.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Bolivian 2023 Bank Loan:
In December 2018, NuevaTel entered into an $8.0 million debt facility (the “Bolivian 2023 Bank Loan”) with Banco Nacional de Bolivia S.A. to fund capital expenditures. The Bolivian 2023 Bank Loan was required to be repaid in quarterly installments which commenced in September 2019, with 11% of the principal amount to be repaid during the first year and 22.25% of the principal amount to be repaid during each of the final four years. Interest on the Bolivian 2023 Bank Loan accrued at a fixed rate of 7.0% for the first 24 months and thereafter at a variable rate of 5.0% plus the rate established by the Central Bank in Bolivia, Tasa de Referencia, and was payable quarterly.
As a result of the Company’s sale of 100% of its equity interest in NuevaTel in the second quarter of 2022, the Company had no outstanding debt related to this facility as of December 31, 2022.
Bolivian Tower Transaction Financing Obligation:
In February 2019, NuevaTel entered into an agreement, which was subsequently amended, to sell and leaseback up to 651 network towers. As of December 31, 2019, NuevaTel had completed the sale of 574 towers. In July 2020, NuevaTel completed the fourth and final closing of 34 network towers under this agreement. For further information, see Note 3 – Property and Equipment.
Upon adoption of the new lease standard, we were required to reassess any previously unrecognized sale-leaseback transactions to determine if a sale had occurred and whether qualification for leaseback accounting existed under the new lease standard. The reassessment resulted in certain individual tower sale transactions qualifying for sale-leaseback accounting that were not previously recognized as sale-leaseback transactions and were historically recorded as financing obligations. At the adoption date for the new lease standard, we derecognized tower-related financing obligations of $12.1 million for these site lease locations and measured the related ROU assets and lease liabilities in accordance with the transition guidance. For further information on the impact of the adoption of the new lease standard, see Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies.
As a result of the Company’s sale of 100% of its equity interest in NuevaTel in the second quarter of 2022, the Company had no outstanding debt related to this facility as of December 31, 2022.
Bolivian 2022 Bank Loan:
In December 2017, NuevaTel entered into a $7.0 million debt facility (the “Bolivian 2022 Bank Loan”) with Banco BISA S.A., a Bolivian bank, to fund capital expenditures. The Bolivian 2022 Bank Loan was required to be repaid in quarterly installments which commenced in 2019, with 25% of the principal amount to be repaid each year. Interest on the Bolivian 2022 Bank Loan accrued at a fixed rate of 6.0% and was payable quarterly.
As a result of the Company’s sale of 100% of its equity interest in NuevaTel in the second quarter of 2022, the Company had no outstanding debt related to this facility as of December 31, 2022.
Interest Cost Incurred:
Consolidated interest cost incurred and expensed, prior to capitalization of interest, was $23.0 million, $54.6 million and $47.3 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Supplemental Cash Flow Disclosure:
	Years Ended December 31,
	2022	2021	2020
Interest paid, net of capitalized interest	$22,882	$46,495	$40,315
Deferred Financing Costs:
Deferred financing costs represented incremental direct costs of debt financing and were included in Long-term debt. There was no balance of deferred financing costs as of December 31, 2022. The balance of deferred financing costs

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
was $4.6 million as of December 31, 2021. These costs were amortized using the effective interest method over the term of the related credit facilities. Amortization of deferred financing costs was included in interest expense and totaled $1.3 million, $3.9 million and $3.1 million for the years ended December 31, 2022, 2021 and 2020, respectively.
NOTE 9 – DERIVATIVE FINANCIAL INSTRUMENTS
Interest Rate Swaps:
2degrees entered into various interest rate swap agreements to fix its future interest payments under the New Zealand 2023 Senior Facilities Agreement and the New Zealand EIP receivables secured borrowing arrangement. Under these agreements, 2degrees principally received a variable amount based on the BKBM and paid a fixed amount based on fixed rates. Settlement in cash occurred quarterly until termination and the variable interest rate was reset on the first day of each calendar quarter. These derivative instruments were not designated for hedge accounting; thus changes in the fair value were recognized in earnings in the period incurred. The fair value of these contracts was insignificant at December 31, 2021. During the year ended December 31, 2022, interest rate swap agreements with a total notional amount of $10.0 million NZD matured. There were no interest rate swap balances remaining as of December 31, 2022.
Summarized financial information for all of the aforementioned derivative financial instruments is shown below:
	Years Ended December 31,
	2022	2021	2020
Non-cash gain (loss) from change in fair value recorded in Other, net	$2,946	$4,762	$(2,531)
Net cash settlement	$335	$1,700	$1,582
Forward Exchange Contracts:
In the fourth quarter of 2022, the Company entered into forward exchange contracts to sell an aggregate of $20 million NZD and buy an aggregate of $12.3 million USD on June 30, 2023. These contracts were entered into in order to mitigate exposure to fluctuations in the NZD to USD exchange rate for substantially all of the proceeds from the 2degrees Sale held in escrow. These derivative instruments were not designated for hedge accounting, thus changes in the fair value are recognized in earnings in the period incurred. The foreign exchange gains or losses relating to these forward exchange contracts were recognized in Other, net and were not material for the year ended December 31, 2022. The estimated settlements under these forward exchange contracts were not material as of December 31, 2022.
In March 2022, the Company entered into a forward exchange contract to mitigate exposure to fluctuations in the NZD to USD exchange rate for a portion of the proceeds we received from the 2degrees Sale. The foreign exchange contract secured a New Zealand Dollar foreign exchange rate based on a sliding scale which included rates of 0.6688 at May 31, 2022 and 0.6677 at the June 30, 2022 long-stop date for $450 million USD ($674 million NZD), which approximated the amount of the USD denominated debt related obligations of TISP that were paid upon the closing of the 2degrees Sale. A gain of $16.6 million was recognized in Other, net during the year ended December 31, 2022, which reflected the differential between the contract price and the foreign exchange rate as of the settlement date under this forward exchange contract. The forward exchange contract was settled in May 2022 in connection with the 2degrees Sale and the related cash proceeds were included in investing activities in the Consolidated Statement of Cash Flows.
Prior to the 2degrees Sale, 2degrees had short-term forward exchange contracts to manage exposure to fluctuations in foreign currency exchange rates. There were no forward exchange contract balances remaining as of December 31, 2022. During the year ended December 31, 2022, short-term forward exchange contracts to sell an aggregate of $4.2 million NZD and buy an aggregate of $3.0 million USD matured. These derivative instruments were not designated for hedge accounting, thus changes in the fair value were recognized in earnings in the period incurred. The foreign exchange gains or losses recognized in Other, net for the years ended December 31, 2022, 2021 and 2020 relating to the 2degrees forward exchange contracts were not material. The estimated settlements under these forward exchange contracts were not material as of December 31, 2021.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
NOTE 10 – EQUITY-BASED COMPENSATION
TIP Inc. Restricted Share Units:
Prior to 2022, the Company awarded RSUs to certain officers and employees under TIP Inc.’s restricted share unit plan (“RSU Plan”) pursuant to which vesting was subject to meeting certain performance or time-based criteria. RSUs entitled the grantee to receive Common Shares.
Time-based RSUs granted to officers and employees vested annually on a straight-line basis either over a four-year service period or at the end of a three-year period, subject to continued service through the applicable vesting dates.
Portions of the RSU grants to certain officers consisted of Awards that combine time-based elements with performance-based elements, which entitled the recipient to receive a number of Common Shares that varied based on the Company’s performance against revenue or EBITDA performance goals for the fiscal year in which they were granted. The estimated equity-based compensation expense attributable to the performance-based RSUs was updated quarterly. The total number of RSUs granted included these performance-based Awards and assumed that the performance goals would be achieved. The number of RSUs was updated upon the completion of each applicable fiscal year, when a final determination was made as to whether the performance goals had been achieved. These performance-based RSUs vested on a straight-line basis over a four-year period, subject to continued service through the applicable vesting dates.
In connection with the 2degrees Sale, the Company accelerated the vesting of all outstanding RSUs issued to certain officers and employees under the RSU Plan. The RSUs vested immediately prior to the closing of the 2degrees Sale, on May 19, 2022. As a result of the change in vesting period, $3.0 million of unrecognized equity-based compensation expense was recognized in the second quarter of 2022.
The following table provides the outstanding RSUs as of December 31, 2022 and the change in the period:
RSUs
Outstanding at December 31, 2021	4,816,540
Vested	(4,816,540)
Outstanding at December 31, 2022	—
The Awards had a grant date fair value of $3.0 million and $1.4 million based on a price per Common Share of $1.14 and $0.84 on the dates of the grants in 2021 and 2020, respectively.
During the years ended 2022, 2021 and 2020, there were 4,618,163, 1,028,661 and 735,479 time-based RSU awards vested, respectively. As a result of such vesting, 3,217,838, 781,118 and 590,903 shares, net of the number of shares necessary to pay related taxes, were issued in those years, respectively. In 2022, 2021 and 2020, 198,377, 99,191 and 99,181 performance-based RSU awards vested in those years, respectively, and in 2022, 2021 and 2020, 133,855, 80,923 and 83,779 shares, net of the number of shares necessary to pay related taxes, were issued in those years, respectively, as a result of such vested RSUs.
During 2022, 2021 and 2020, the Company recorded $3.5 million, $2.9 million and $3.1 million in compensation expense related to RSUs in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income (Loss), respectively.
Restricted Class C Units:
At December 31, 2016, the Company granted the equivalent of 192,130 Class C Units to an employee of the Company (the “Restricted Class C Units”). The value of the Restricted Class C Units was estimated to be $1.5 million based on the fair value on the grant date. The Restricted Class C Units vested over 4 years, with one-fourth of the award vesting on the day following each anniversary date of the award based on the employee’s continued service.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
During 2020, the Company recorded $0.4 million in compensation expense related to the Restricted Class C Units recognized in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income (Loss). As of December 31, 2020, the Company had recognized all of the compensation costs related to this award and there were no remaining unvested Class C Units.
2degrees Option Plans:
2degrees awarded service-based share options (the “Options”) to employees under various Option plans whose vesting was subject to meeting a required service period of up to three years. The Options enabled the holders to acquire non-voting ordinary shares of 2degrees common stock once exercised. As of December 31, 2021, the Company had 25,675,000 Options outstanding with a weighted average exercise price of $1.47 per Option. The exercise price of certain Options was denominated in NZD and was translated into USD at the exchange rate on the grant date of the related Options, which exceeded the weighted-average exercise price calculated based upon the exchange rate on the date of exercise used to determine the intrinsic value of Options exercised in 2022 as described below. In connection with the closing of the 2degrees Sale, all 25,675,000 Options were deemed exercised and accordingly there were no Options outstanding as of December 31, 2022.
There were no Options granted during the years ended December 31, 2022, 2021 and 2020. The total intrinsic value of Options exercised during the year ended December 31, 2022 was $16.1 million. The total intrinsic value of Options exercised during the years ended December 31, 2021 and 2020 was not significant.
In June 2020, 2degrees modified approximately 20.1 million of its outstanding Options that were held by employees and former employees by extending the expiration date of those Options to May 31, 2023. The Options previously had expiration dates ranging from 2020 to 2023. No other terms of the Options were modified and all of the options were fully vested at the modification date. As a result of this modification, 2degrees recognized approximately $1.7 million of additional equity-based compensation expense, included within General and administrative expenses in the Consolidated Statement of Operations, in accordance with the guidance for modifications of equity awards within Accounting Standards Codification 718 “Stock Compensation” (“ASC 718”).
Additionally, as a result of the modification in June 2020, 2.2 million of the total modified Options that were held by former employees were deemed to represent a liability for accounting purposes because the exercise prices were not denominated in the functional currency of the Option issuer. At the modification date, the Company remeasured this portion of the awards at fair value and reclassified amounts previously classified as equity to liability in the amount of $1.4 million and recognized incremental expense of $0.4 million recorded to Other, net in the Consolidated Statement of Operations. These Options were remeasured to reflect the fair value at the end of each reporting period until the Options were exercised or expired.
Total equity-based compensation expenses under the 2degrees Option plans, net of forfeitures, of $0.1 million, $0.2 million and $1.9 million were recognized in General and administrative expenses in the Consolidated Statements of Operations for the years ended December 31, 2022, 2021 and 2020, respectively.
NOTE 11 – EQUITY
TIP Inc. Capital Structure
TIP Inc.’s authorized share structure had historically consisted of two classes of shares, Common Shares and a special voting share (the “Special Voting Share”) described below. The Special Voting Share was surrendered in connection with the redemption of all Class C Units in October 2021.
TIP Inc. Common Shares:
TIP Inc. is authorized to issue an unlimited number of Common Shares. As of December 31, 2022, TIP Inc. had 88,627,593 Common Shares outstanding, which reflects the issuance of 3,351,693 Common Shares in connection with the vesting of RSUs, the issuance of 489,762 Common Shares in connection with the settlement of DSUs during the year ended December 31, 2022, the forfeiture of 1,675,336 Forfeitable Founders Shares (as defined below) and the cancellation of 10 Common Shares related to fractional share interests in connection with the termination of the

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
dividend reinvestment plan in 2022. Holders of Common Shares are entitled to one vote for each share held on matters submitted to a vote of shareholders. Holders of Common Shares voted together as a single class with the Special Voting Share, while the Special Voting Share was outstanding, except as provided in the Business Corporation Act (British Columbia), by law or by stock exchange rules.
Holders of Common Shares are entitled to receive dividends as and when declared by the Board. In 2021, the Board determined that it was in the best interests of TIP Inc. not to pay an annual dividend until further notice. In the event of the dissolution, liquidation or winding-up of TIP Inc., whether voluntary or involuntary, or any other distribution of assets of TIP Inc. among its shareholders for the purpose of winding up its affairs, the holders of Common Shares are entitled to receive the remaining property and assets of TIP Inc. after satisfaction of all liabilities and obligations to creditors of TIP Inc.
As of December 31, 2022, TIP Inc. held a 100% economic ownership interest in Trilogy LLC through its wholly owned subsidiary, Trilogy International Partners Intermediate Holdings Inc. (“Trilogy Intermediate Holdings”).
New Island Cellular Common Shares:
Trilogy LLC had a non-interest bearing loan outstanding to New Island Cellular, LLC (“New Island”), an entity with which a former member and manager of Trilogy LLC is affiliated, in an aggregate principal amount of approximately $6.2 million (the “New Island Loan”), the proceeds of which were used to cover additional taxes owed by New Island as a result of Trilogy LLC’s 2006 election to treat its former subsidiary, ComCEL, as a U.S. partnership for tax purposes. In connection with New Island’s redemption of Class C Units for Common Shares in 2021, the New Island Loan was forgiven in consideration of New Island’s assignment to Trilogy LLC of all distributions and dividends payable to New Island with respect to its TIP Inc. shares. This arrangement was treated as an equity transaction with no impact on the Consolidated Statements of Operations. New Island received 2,129,623 Common Shares in connection with the redemption. In the second quarter of 2022, the Company declared and paid a cash distribution to shareholders, as further discussed below, inclusive of approximately $2.8 million distributed to New Island Cellular. The full amount of the distribution to New Island was subsequently repaid to Trilogy LLC and is reflected within Return of capital, net of distribution repaid in the Consolidated Statement of Changes in Shareholders’ Equity (Deficit). The New Island Loan was unsecured at the time of its cancellation and the value of the Common Shares at the time of the loan cancellation was less than the outstanding balance of the loan.
Forfeitable Founders Shares:
At December 31, 2022, there were no outstanding forfeitable founders shares (“Forfeitable Founders Shares”), as all were forfeited on February 7, 2022 pursuant to the terms of contractual arrangements.
Warrants:
As of February 7, 2017, the date of consummation of the Arrangement, TIP Inc.’s issued and outstanding warrants were reclassified from equity to liability, as the warrants were written options that were not indexed to Common Shares. The fair value of the warrants was based on the number of warrants and the closing quoted public market prices of the warrants. The offsetting impact was reflected in Accumulated deficit as a result of the reduction of Additional paid in capital to zero with the allocation of opening equity due to the Arrangement. TIP Inc. had 13,402,685 warrants outstanding as of December 31, 2021, all of which expired unexercised on February 7, 2022. Accordingly, as of December 31, 2022, there were no warrants outstanding.
Cash Distributions:
In the second quarter of 2022, the Board declared and paid a distribution to shareholders of approximately $115.8 million, or approximately $1.31 per share (declared as a C$150 million distribution), representing a return of capital distribution pursuant to a plan of liquidation adopted by the Board. This distribution followed the closing of the 2degrees Sale on May 19, 2022 and represents the initial and primary distribution of the net cash proceeds of the sale. See Note 2 – Sale of Operations. The distribution is inclusive of the $2.8 million paid to New Island Cellular as discussed above, which was contributed back to TIP Inc. in the second quarter of 2022. There were no other distributions or dividend payments made in the years ended December 31, 2022, 2021 or 2020.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Any future additional return of capital distributions will depend on the Company’s corporate expenses, capital requirements, financial condition and other factors as determined by the Board.
Trilogy LLC Capital Structure
The equity interests in Trilogy LLC historically consisted of three classes of units; however, as of December 31, 2022, only Class B Units (as defined below) were outstanding.
Class A Units:
The Class A Units of Trilogy LLC (“Class A Units”) possessed all the voting rights under the Trilogy LLC amended and restated Limited Liability Company Agreement (the “Trilogy LLC Agreement”) prior to the redemption of all of the Class C Units described below, but had only nominal economic value and no right to participate in the appreciation of the economic value of Trilogy LLC. All of the Class A Units were indirectly held by TIP Inc., through a wholly owned subsidiary, Trilogy International Partners Holdings (US) Inc. (“Trilogy Holdings”). Trilogy Holdings, the managing member of Trilogy LLC, acting through its TIP Inc. appointed directors, had full and complete authority, power and discretion to manage and control the business, affairs and properties of Trilogy LLC, subject to applicable law and restrictions per the Trilogy LLC Agreement. In connection with the redemption of all Class C Units in October 2021, Trilogy Holdings surrendered all outstanding Class A Units and the Class A Units ceased to be outstanding.
Class B Units:
TIP Inc. indirectly holds the Class B Units of Trilogy LLC (the “Class B Units”) through Trilogy Intermediate Holdings. As a result of the redemption of all Class C Units, Trilogy Intermediate Holdings became the holder of all of the issued and outstanding equity interests in Trilogy LLC. The Class B Units represented TIP Inc.’s indirect economic interest in Trilogy LLC under the Trilogy LLC Agreement while the Class C Units were outstanding and were required to be equal to the number of outstanding Common Shares. As of December 31, 2022, there were 88,627,593 Class B Units outstanding.
Class C Units:
As of December 31, 2022, all Class C Units had been redeemed. The Class C Units were held by persons who were members of Trilogy LLC immediately prior to consummation of the Arrangement. The economic interests of the Class C Units were pro rata with the Class B Units held by Trilogy Intermediate Holdings. Holders of Class C Units had the right to require Trilogy LLC to redeem any or all Class C Units held by such holder for either Common Shares or a cash amount equal to the fair market value of such Common Shares, the form of consideration to be determined by Trilogy LLC. The redemptions were settled primarily in the form of Common Shares. Class C Units had voting rights in TIP Inc. through the Special Voting Share on a basis of one vote per Class C Unit held. In 2021, all Class C Units were redeemed and accordingly, as of December 31, 2022, there were no Class C Units outstanding and the Special Voting Share ceased to be outstanding.
NOTE 12 – ACCUMULATED OTHER COMPREHENSIVE INCOME
A summary of the components of Accumulated other comprehensive income is presented below:
	Total	Cumulative Foreign Currency Translation Adjustment	Unrealized Gains and Losses on Derivatives and Short-term Investments
December 31, 2020	$9,936	$9,935	$1
Other comprehensive loss	(3,075)	(3,075)	—
Unrealized net loss related to short-term investments	(1)	—	(1)
Net current period other comprehensive loss	(3,076)	(3,075)	(1)

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
	Total	Cumulative Foreign Currency Translation Adjustment	Unrealized Gains and Losses on Derivatives and Short-term Investments
December 31, 2021	$6,860	$6,860	$—
Other comprehensive loss	(6,860)	(6,860)	—
Net current period other comprehensive loss	(6,860)	(6,860)	—
December 31, 2022	$—	$—	$—
NOTE 13 – NONCONTROLLING INTERESTS IN CONSOLIDATED SUBSIDIARIES
Noncontrolling interests represented the equity ownership interests in consolidated subsidiaries not owned by the Company. Noncontrolling interests were adjusted for contributions, distributions, and income and loss attributable to the noncontrolling interest partners of the consolidated entities. Income and losses were allocated to the noncontrolling interests based on the respective governing documents.
There were no noncontrolling interests as of December 31, 2022. The noncontrolling interests as of December 31, 2021 are summarized as follows:
As of December 31, 2021
2degrees	$39,393
NuevaTel	(3,630)
Salamanca Solutions International LLC	(908)
Noncontrolling interests	$34,855
Supplemental Cash Flow Disclosure:
There were no dividends paid to noncontrolling interests during the year ended December 31, 2022. During the years ended December 31, 2021 and 2020, 2degrees declared and paid dividends to noncontrolling interests of $5.7 million and $6.6 million, respectively. There were no dividends declared by NuevaTel during the year ended December 31, 2021. During the year ended December 31, 2020, NuevaTel declared and paid dividends to a noncontrolling interest of $5.1 million. The dividends were recorded as a financing activity in the Consolidated Statements of Cash Flows.
NOTE 14 – REVENUE FROM CONTRACTS WITH CUSTOMERS
Disaggregation of Revenue:
Prior to the sale of our operations in the second quarter of 2022, we operated and managed our business in two reportable segments based on geographic region: New Zealand and Bolivia. We disaggregated revenue into categories to depict how the nature, amount, timing and uncertainty of revenue and cash flows were affected by economic factors, including the type of product offering provided, the type of customer and the expected timing of payment for goods and services. See Note 19 – Segment Information for additional information on revenue by segment.
The following table presents the disaggregated reported revenue by category:
	Year Ended December 31, 2022
	New Zealand	Bolivia	Other	Total
Postpaid wireless service revenues	$79,133	$17,426	$—	$96,559
Prepaid wireless service revenues	38,620	17,434	—	56,054
Fixed broadband service revenues(1)	40,356	2,142	—	42,498
Equipment sales	38,042	54	—	38,096
Other wireless service and other revenues(1)	2,909	2,313	88	5,310
Total revenues	$199,060	$39,369	$88	$238,517

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
	Year Ended December 31, 2021
	New Zealand	Bolivia	Other	Total
Postpaid wireless service revenues	$199,403	$54,019	$—	$253,422
Prepaid wireless service revenues	102,547	58,870	—	161,417
Fixed broadband service revenues(1)	106,478	5,064	—	111,542
Equipment sales	112,555	317	—	112,872
Other wireless service and other revenues(1)	7,633	6,361	317	14,311
Total revenues	$528,616	$124,631	$317	$653,564
	Year Ended December 31, 2020
	New Zealand	Bolivia	Other	Total
Postpaid wireless service revenues	$174,000	$69,835	$—	$243,835
Prepaid wireless service revenues	91,528	66,644	—	158,172
Fixed broadband service revenues(1)	83,545	3,085	—	86,630
Equipment sales	101,860	4,399	—	106,259
Other wireless service and other revenues(1)	7,925	7,038	440	15,403
Total revenues	$458,858	$151,001	$440	$610,299
(1)
Beginning in 2021, we replaced “Wireline” with “Fixed broadband” to describe the revenues associated with the Company’s fixed broadband product in New Zealand and Bolivia. As a result, fixed LTE service revenues were reclassified from Other wireless service and other revenues and were included as a component of Fixed broadband service revenues.

Contract Balances:
The timing of revenue recognition may have differed from the time of billing to our customers. Receivables presented in our Consolidated Balance Sheets represented an unconditional right to consideration. Contract balances represented amounts from an arrangement when either the Company had performed, by providing goods or services to the customer in advance of receiving all or partial consideration for such goods and services from the customer, or the customer had made payment to us in advance of obtaining control of the goods and/or services promised to the customer in the contract.
Contract assets primarily related to our rights to consideration for goods or services provided to the customers but for which we did not have an unconditional right at the reporting date. Under a fixed-term plan, the total contract revenue was allocated between wireless services and equipment revenues. In conjunction with these arrangements, a contract asset may have been created, which represented the difference between the amount of equipment revenue recognized upon sale and the amount of consideration received from the customer. The contract asset was reclassified as an account receivable as wireless services were provided and amounts were billed to the customer. We had the right to bill the customer as service was provided over time, which resulted in our right to the payment being unconditional. Contract asset balances were presented in our Consolidated Balance Sheets as Prepaid expenses and other current assets and Other assets. We assessed our contract assets for impairment on a quarterly basis and recognized an impairment charge to the extent their carrying amount was not recoverable. There were no impairment charges related to contract assets for the year ended December 31, 2022. For the years ended December 31, 2021 and 2020, the impairment charges related to contract assets were insignificant.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
The following table represents changes in the contract assets balance:
	Contract Assets
	2022	2021
Balance at January 1	$1,413	$1,494
Increase resulting from new contracts	2,897	1,747
Contract assets reclassified to a receivable or collected in cash	(1,300)	(1,780)
Foreign currency translation	(80)	(48)
Sale of operations	(2,930)	—
Balance at December 31	$—	$1,413
Deferred revenue arose when we billed our customers and received consideration in advance of providing the goods or services promised in the contract. For prepaid wireless services and fixed broadband services, we typically received consideration in advance of providing the services, which was the most significant component of the contract liability deferred revenue balance. Deferred revenue was recognized as revenue when services were provided to the customer.
The following table represents changes in the contract liabilities deferred revenue balance:
	Deferred Revenue
	2022	2021
Balance at January 1	$25,851	$27,386
Net increase in deferred revenue	21,194	24,725
Revenue recognized related to the balance existing at January 1	(23,633)	(25,002)
Foreign currency translation	(879)	(1,258)
Sale of operations	(22,533)	—
Balance at December 31	$—	$25,851
Contract Costs:
Revenue from Contracts with Customers (“Topic 606”) requires the recognition of an asset for incremental costs to obtain a customer contract. These costs are then amortized to expense over the respective periods of expected benefit. We recognized an asset for direct and incremental commission expenses paid to external and certain internal sales personnel and agents in conjunction with obtaining customer contracts. These costs were amortized and recorded ratably as commission expense over the expected period of benefit, which typically ranged from 1 to 3 years. Further, we elected to apply the practical expedient available under Topic 606 that permitted us to expense incremental costs immediately for costs with an estimated amortization period of less than one year. Contract costs balances were presented in the Consolidated Balance Sheets as Prepaid expenses and other current assets and Other assets.
Capitalized contract costs were assessed for impairment on a periodic basis. There were no impairment losses recognized on capitalized contract costs for the year ended December 31, 2022. For the year ended December 31, 2021, we recognized $1.5 million of impairment charges related to contract costs in connection with disconnections of prepaid subscribers in Bolivia. For the year ended December 31, 2020, we recognized $1.0 million of impairment charges related to contract costs in connection with disconnections of postpaid and prepaid subscribers in Bolivia.
The following table represents changes in the contract costs balance:
	Contract Costs
	2022	2021
Balance at January 1	$18,628	$19,586
Incremental costs of obtaining and contract fulfillment costs	4,936	17,284
Amortization and impairment included in operating costs	(6,078)	(17,373)
Foreign currency translation	(610)	(869)
Sale of operations	(16,876)	—
Balance at December 31	$—	$18,628

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
NOTE 15 – EARNINGS PER SHARE
Basic and diluted earnings per share are computed using the two-class method, which is an earnings allocation method that determines earnings per share for Common Shares and participating securities. The undistributed earnings are allocated between Common Shares and participating securities as if all earnings had been distributed during the period. Participating securities and Common Shares have equal rights to undistributed earnings. Basic earnings per share is calculated by dividing net earnings, less earnings available to participating securities, by the basic weighted average Common Shares outstanding. Diluted earnings per share is calculated by dividing attributable net earnings by the weighted average number of Common Shares plus the effect of potential dilutive Common Shares outstanding during the period using the treasury stock method.
In calculating diluted net income (loss) per share, if the change in fair value of the warrant liability is dilutive, the numerator and denominator are adjusted for such change and the number of potentially dilutive Common Shares assumed to be outstanding during the period using the treasury stock method. No adjustments are made when the warrants are out of the money. The warrants expired on February 7, 2022.
For the years ended December 31, 2022, 2021 and 2020, the warrants were out of the money and no adjustment was made to exclude the gain recognized by TIP Inc. for the change in fair value of the warrant liability. There were no warrants outstanding as of December 31, 2022 and the impact of the change in fair value of the warrant liability was insignificant for the years ended December 31, 2022, 2021 and 2020. For the year ended December 31, 2022, there were no Class C Units outstanding. For the years ended December 31, 2021 and 2020, the Class C Units were anti-dilutive. The insignificant gain or loss from the warrant liability, when considered along with other TIP Inc. expenses for the years ended December 31, 2021 and 2020, resulted in a reduced net income or increased net loss attributable to TIP Inc. along with the resulting basic income (loss) per share and, therefore, resulted in the Class C Units being antidilutive when included on a weighted average basis as if redeemed.
The components of basic and diluted earnings per share were as follows:
	Years Ended December 31,
(in thousands, except per share amounts)	2022	2021	2020
Basic EPS:
Numerator:
Net income (loss) attributable to TIP Inc.	$433,461	$(144,689)	$(47,787)
Denominator:
Basic weighted average Common Shares outstanding	87,844,230	67,412,546	57,671,818
Net income (loss) per share:
Basic	$4.93	$(2.15)	$(0.83)
Diluted EPS:
Numerator:
Net income (loss) attributable to TIP Inc.	$433,461	$(144,689)	$(47,787)
Denominator:
Basic weighted average Common Shares outstanding	87,844,230	67,412,546	57,671,818
Effect of dilutive securities:
Unvested weighted average RSUs	551,039	—	—
Diluted weighted average Common Shares outstanding	88,395,269	67,412,546	57,671,818
Net income (loss) per share:
Diluted	$4.90	$(2.15)	$(0.83)

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
The following table indicates, for each year shown, the weighted average dilutive effect of Common Shares that could have subsequently been issued. These Common Shares were not included in the computation of diluted earnings per share for the year ended December 31, 2022, 2021 and 2020 because the effect was either anti-dilutive or the conditions for vesting were not met. No amounts are shown for the year ended December 31, 2022 for warrants and Forfeitable Founders Shares as those were cancelled in the first quarter of 2022:
	Years Ended December 31,
	2022	2021	2020
Class C Units	—	17,928,140	26,429,030
Warrants	—	13,402,685	13,402,685
Forfeitable Founders Shares	—	1,675,336	1,675,336
Unvested RSUs	—	4,236,995	2,922,854
Unvested Class C Units	—	—	48,033
Weighted average Common Shares excluded from calculation of diluted net income (loss) per share	—	37,243,156	44,477,938
NOTE 16 – LEASES
Prior to the sale of our operations in the second quarter of 2022, we leased cell sites, retail stores, offices, vehicles, equipment and other assets from third parties under operating and finance leases. Our typical lease arrangement included a non-cancellable term with renewal options for varying terms depending on the nature of the lease. We included the renewal options that were reasonably certain to be exercised as part of the lease term, and this assessment was an area of judgment. For cell site locations, optional renewals were included in the lease term based on the date the sites were placed in service and to the extent that renewals were reasonably certain based on the age and duration of the sites. For other leases, renewal options were typically not considered to be reasonably certain to be exercised.
The components of total lease cost, net consisted of the following:
		Years Ended December 31,
	Classification	2022	2021	2020
Operating lease cost:(1)
	Cost of service	$9,473	$32,202	$30,397
	Sales and marketing	937	2,697	2,555
	General and administrative	1,409	4,785	3,748
		$11,819	$39,684	$36,700
Financing lease cost:
Amortization of ROU assets	Depreciation, amortization and accretion	421	1,366	1,190
Interest on lease liabilities	Interest expense	140	455	435
Total net lease cost		$12,380	$41,505	$38,325
(1)
Operating lease costs include short-term lease costs and variable costs. Short-term lease costs for the years ended December 31, 2022, 2021 and 2020 were $2.4 million, $7.1 million and $5.9 million, respectively. Variable costs were immaterial for the periods presented.

Sublease income was not significant for the periods presented.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
There were no lease assets or liabilities as of December 31, 2022. Balance sheet information related to leases as of December 31, 2021 consisted of the following:
	Classification	As of December 31, 2021
Assets
Operating	Operating lease ROU assets, net	$120,414
Financing	Property and equipment, net	2,390
Total lease assets		$122,804
Liabilities
Current liabilities
Operating	Short-term operating lease liabilities	$19,315
Financing	Current portion of debt and financing lease liabilities	1,049
Long-term liabilities
Operating	Non-current operating lease liabilities	168,437
Financing	Long-term debt and financing lease liabilities	2,756
Total lease liabilities		$191,557
In 2021, the Company recorded an impairment to Operating lease ROU assets, net of $48.5 million. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for additional information.
The following table presents cash flow information for leases for the years ended December 31, 2022, 2021 and 2020:
	Years Ended December 31,
	2022	2021	2020
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows for operating leases(1)	$12,057	$13,707	$26,848
Operating cash flows for finance leases	$140	$454	$435
Financing cash flows for finance leases	$372	$1,526	$1,349
Supplemental lease cash flow disclosures
Operating lease ROU assets obtained in exchange for new operating lease liabilities	$817	$35,118	$10,018
(1)	Amount for the year ended December 31, 2021 includes receipt of certain lease incentives.
ROU assets obtained in exchange for new finance lease liabilities were not significant for the periods presented.
During the second quarter of 2021, 2degrees commenced a lease for its corporate headquarters in a commercial building in the final stages of construction. 2degrees gained physical access to the building in April 2021. Upon completion of construction during the third quarter of 2021, 2degrees executed a twelve-year lease with total expected rent payments over the lease term, including rent increases, of approximately $68 million NZD ($46 million based on the exchange rate at December 31, 2021).
During the third quarter of 2021, 2degrees executed a twenty-year data center lease with total expected rent payments over the lease term, including contractual rent increases, of approximately $16.6 million NZD ($11.3 million based on the exchange rate at December 31, 2021). 2degrees gained physical access to the building in July 2021 and recognized the related ROU asset and lease liability at commencement in the third quarter of 2021.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
As a result of the sale of our operations in the second quarter of 2022, there were no remaining leases outstanding at December 31, 2022 and the weighted-average remaining lease term and the weighted-average discount rate of our leases at December 31, 2021 are as follows:
As of December 31, 2021
Weighted-average remaining lease term (years)
Operating leases	9
Finance leases	6
Weighted-average discount rate
Operating leases	7.3%
Finance leases	10.5%
NOTE 17 – COMMITMENTS AND CONTINGENCIES
Commitments:
Following the sales of operations during the second quarter of 2022, there were no remaining outstanding commitments as of December 31, 2022.
Contingencies:
General
The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operated prior to disposal. As a result of the sales of operations in the second quarter of 2022, the Company is no longer subject to the potential outcome of contingencies previously reported for the historical New Zealand and Bolivia segments which were subject to the telecommunications laws and regulations of these locations.
In addition to issues specifically discussed elsewhere in these Notes to our Consolidated Financial Statements, the Company’s former subsidiaries are party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Although the Company no longer owns an interest in these subsidiaries, it may have liability with respect to the outcomes of certain lawsuits, regulatory proceedings or claims against the former subsidiaries to the extent specified in indemnification provisions of the share sale agreements to which the Company is a party. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations or cash flows. The Company has previously accrued for any material contingencies where the Company’s management believed the loss was probable and estimable. Following the sales of operations during the second quarter of 2022, there are no material contingencies accrued as of December 31, 2022.
NOTE 18 – INCOME TAXES
For financial reporting purposes, income (loss) before income taxes includes the following components:
	Years Ended December 31,
	2022	2021	2020
Canada	$(1,294)	$(870)	$(514)
United States	423,920	(76,154)	(45,834)
Foreign	25,881	(106,806)	(10,247)
Income (loss) before income taxes	$448,507	$(183,830)	$(56,595)

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Income tax expense (benefit) includes income and withholding taxes incurred in the following jurisdictions:
	Years Ended December 31,
	2022	2021	2020
Current:
Canada	$—	$—	$—
United States	69	286	275
Foreign	10,973	5,945	7,520
	11,042	6,231	7,795
Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	426	4,311	15,297
	426	4,311	15,297
Total income tax expense	$11,468	$10,542	$23,092
TIP Inc.’s portion of taxable income or loss is subject to corporate taxation in both the U.S. and Canada as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 2022 are 21% and 25%, respectively. The Company has historically incurred taxable losses which have resulted in Net Operating Loss (“NOL”) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada. 2degrees and NuevaTel, both of which were sold in the second quarter of 2022, file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31, 2022 are 28% and 25%, respectively.
The reconciliation between income tax expense from continuing operations and the income tax expense (benefit) that results from applying the Canadian federal statutory rate of 25% to consolidated pre-tax earnings is as follows:
	Years Ended December 31,
	2022	2021	2020
Income tax expense (benefit) at Canadian federal rate	$112,127	$(45,958)	$(14,149)
Earnings attributable to non-tax paying entities	—	3,438	3,650
Foreign rate differential	(15,843)	3,814	2,032
Change in valuation allowance	40,406	32,265	24,336
Effect of redemption of all outstanding Class C Units	—	18,825	—
Recognition of outside basis difference	(125,851)	—	—
Foreign withholding tax incurred	218	1,384	3,377
Withholding taxes on unrepatriated foreign earnings	(298)	(7,664)	(6,149)
Inflation adjustment	(1,497)	(2,374)	(1,285)
Permanent adjustments	702	4,154	2,959
Other - net	1,504	2,658	8,321
Total	$11,468	$10,542	$23,092
The components of deferred tax assets and liabilities are as follows:
	December 31, 2022	December 31, 2021
Intangible assets	$—	$11,346
Fixed assets	—	19,510
Bad debt allowance	—	9,067
NOL, foreign tax credit and capital loss carryforwards	59,613	41,423
Accrued liabilities	1,405	11,147
Excess business interest expense	7,197	1,322

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
	December 31, 2022	December 31, 2021
Equity-based compensation	—	4,324
Tower sale financing obligation	—	1,067
Operating lease liability	—	49,435
Other	121	5,787
Subtotal	$68,336	$154,428
Less: valuation allowance	(68,336)	(89,155)
Total net deferred tax assets	$—	$65,273
Contract asset	$—	$(5,284)
Right-of-use asset	—	(36,099)
Withholding taxes on unrepatriated foreign earnings	—	(298)
Total deferred tax liabilities	$—	$(41,681)
Net deferred tax asset	$—	$23,592
Classified on the balance sheet as:
Deferred tax asset	$—	$23,890
Deferred tax liability	$—	$(298)
	$—	$23,592
As of December 31, 2022, TIP Inc. (and its wholly owned U.S. subsidiary) had NOL carryforwards of $95 million and $16 million in the U.S. and Canada, respectively, and a U.S. capital loss carryforward of $161 million. The U.S. NOL carryforwards generated prior to December 31, 2017 carry forward for a period of 20 years while the U.S. NOL carryforwards generated after December 31, 2017 carry forward indefinitely. The Canadian NOL carries forward for a period of 20 years. The U.S. capital loss carries forward for a period of 5 years. The future utilization of certain of these loss carryforwards is contingent upon shareholder continuity and other requirements being met.
Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets.
On the basis of this evaluation, as of December 31, 2022 our valuation allowance was $68 million, of which $60 million relates to NOL, capital loss, and foreign tax credit carryforwards for TIP Inc. and its U.S. corporate subsidiaries. The change from December 31, 2021 to December 31, 2022 primarily related to the removal of the valuation allowance against the NuevaTel deferred tax assets as a result of the NuevaTel Transaction offset by an increase to the valuation allowance against the U.S. NOL carryforwards and capital loss carryforwards which are not expected to give rise to a tax benefit. The amount of the Company’s deferred tax assets considered realizable could be adjusted if estimates of future taxable income during the carryforward periods are increased.
We are subject to taxation in New Zealand (in connection with the indemnification provisions in the Purchase Agreement), the United States and Canada. As of December 31, 2022, the following are the open tax years by jurisdiction:
New Zealand	2017-2022
United States	2019-2022
Canada	2018-2022
Supplemental Cash Flow Disclosure:
	Years Ended December 31,
	2022	2021	2020
Income and withholding tax paid	$6,135	$12,027	$16,019

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
NOTE 19 – SEGMENT INFORMATION
We determined our reportable segments based on the manner in which our Chief Executive Officer, considered to be the chief operating decision maker (“CODM”), would regularly review our operations and performance. Segment information was prepared on the same basis that our CODM managed the segments, evaluated financial results, allocated resources, and made key operating decisions.
The Company historically had two reportable segments, New Zealand and Bolivia. However, as a result of the 2degrees Sale and NuevaTel Transaction, as of December 31, 2022, the Company no longer held ownership interests in the business that historically comprised the New Zealand and Bolivia segments. See Note 2 – Sale of Operations for additional information regarding the 2degrees Sale and NuevaTel Transaction. Since presentation of discontinued operations is not applicable, as discussed therein, the presentation of segment information for New Zealand and Bolivia has been retained.
The table below presents financial information for our reportable segments through the date of their dispositions and reconciles total Segment Adjusted EBITDA to Income (loss) before income taxes:
	Years Ended December 31,
	2022	2021	2020
Revenues
New Zealand	$199,060	$528,616	$458,858
Bolivia	39,369	124,631	151,001
Unallocated Corporate & Eliminations	88	317	440
Total revenues	$238,517	$653,564	$610,299
Segment Adjusted EBITDA
New Zealand	$51,530	$127,624	$111,446
Bolivia	209	(72)	6,613
Equity-based compensation	(3,572)	(3,407)	(5,637)
Transaction and other nonrecurring costs	(10,609)	(9,389)	(2,360)
Depreciation, amortization and accretion	(18,418)	(107,241)	(106,971)
Impairment of long-lived assets	—	(113,844)	—
Gain on sale of operations and (loss) gain on disposal of assets and sale-leaseback transaction	457,590	(1,094)	2,525
Interest expense	(22,887)	(53,713)	(46,517)
Change in fair value of warrant liability	105	55	(49)
Debt extinguishment, modification and issuance costs	(8,527)	(7,016)	—
Other, net	15,418	(3,299)	(4,611)
Unallocated Corporate & Eliminations	(12,332)	(12,434)	(11,034)
Income (loss) before income taxes	$448,507	$(183,830)	$(56,595)
	Years Ended December 31,
	2022	2021	2020
Depreciation, amortization and accretion
New Zealand	$14,124	$73,909	$64,635
Bolivia	4,286	33,313	41,907
Unallocated Corporate & Eliminations	8	19	429
Total depreciation, amortization and accretion	$18,418	$107,241	$106,971
Capital expenditures
New Zealand	$30,499	$81,059	$65,060
Bolivia	1,930	11,761	12,251

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
	Years Ended December 31,
	2022	2021	2020
Unallocated Corporate & Eliminations	—	18	20
Total capital expenditures	$32,429	$92,838	$77,331
Total assets
New Zealand	$—	$618,037
Bolivia	—	183,403
Unallocated Corporate & Eliminations	40,640	2,427
Total assets	$40,640	$803,867
The table below presents total revenues by product or service type for the years ended December 31, 2022, 2021 and 2020:
	New Zealand	Bolivia	Unallocated Corporate & Eliminations	Total
Year ended December 31, 2022
Wireless service revenues(1)	$118,030	$36,722	$—	$154,752
Fixed broadband service revenues(1)	40,356	2,142	—	42,498
Equipment sales	38,042	54	—	38,096
Non-subscriber ILD and other revenues	2,632	451	88	3,171
Total revenues	$199,060	$39,369	$88	$238,517
Year ended December 31, 2021
Wireless service revenues(1)	$302,704	$117,571	$—	$420,275
Fixed broadband service revenues(1)	106,478	5,064	—	111,542
Equipment sales	112,555	317	—	112,872
Non-subscriber ILD and other revenues	6,879	1,679	317	8,875
Total revenues	$528,616	$124,631	$317	$653,564
Year ended December 31, 2020
Wireless service revenues(1)	$266,630	$141,735	$—	$408,365
Fixed broadband service revenues(1)	83,545	3,085	—	86,630
Equipment sales	101,860	4,399	—	106,259
Non-subscriber ILD and other revenues	6,823	1,782	440	9,045
Total revenues	$458,858	$151,001	$440	$610,299
(1)
Beginning in 2021, we replaced “Wireline” with “Fixed broadband” to describe the revenues associated with the Company’s fixed broadband product in New Zealand and Bolivia. As a result, fixed LTE service revenues were reclassified from Other wireless service and other revenues and were included as a component of Fixed broadband service revenues.

NOTE 20 – RELATED PARTY TRANSACTIONS
The TISP 10.0% Notes were purchased by certain beneficial owners of the Trilogy LLC 2022 Notes. The purchasers of the TISP 10.0% Notes included SG Enterprises II, LLC, which purchased $7.0 million of TISP 10.0% Notes. SG Enterprises II, LLC is a Washington limited liability company owned by John W. Stanton and Theresa E. Gillespie. John W. Stanton is the Chairman of the Board of TIP Inc. and Theresa E. Gillespie is a former Director of TIP Inc. As stated above, upon the closing of the 2degrees Sale, the TISP 10.0% Notes were prepaid with a portion of the proceeds from the 2degrees Sale.
In order to fund its operations, pending the closing of the 2degrees Sale, in January 2022, the Company entered into the Bridge Loans with three of its principal shareholders for an aggregate commitment of up to $10 million. In the first quarter of 2022, $10.0 million was received by the Company under the terms of the Bridge Loans. The Bridge

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
Loans were repaid during the second quarter of 2022.
In August 2019, 2degrees entered into an EIP receivables secured borrowing arrangement with the EIP Purchaser and financial institutions that lent capital to the EIP Purchaser. The Company evaluated the structure and terms of the arrangement and determined that the EIP Purchaser is a VIE because it lacked sufficient equity to finance its activities and its equity holder, which was one of the financial lending institutions, lacked the attributes of a controlling financial interest. The Company determined that 2degrees was the primary beneficiary of the EIP Purchaser and thus the Purchaser was required to be consolidated in our financial statements. For additional information, see Note 5 – EIP Receivables.
On July 31, 2013, Trilogy LLC entered into an agreement (the “Agreement”) with Salamanca Holding Company (“SHC”), a Delaware limited liability company, and three former Trilogy LLC executives. Pursuant to the Agreement, Trilogy LLC transferred to SHC 80% of Trilogy LLC’s interest in its wholly owned subsidiary, Salamanca Solutions International LLC (“SSI”), in exchange for 2,140 Class C Units held by the three individuals. In April 2022, the Company surrendered its 20% ownership interest in SSI to SHC and cancelled an $80 thousand promissory note that SSI had issued to the Company in January 2022. SSI owns billing and customer relations management intellectual property, and associated software support and development services that it had licensed to NuevaTel. Following the Company’s surrender of its SSI ownership interest and cancellation of the promissory note, and in connection with the anticipated closing of the NuevaTel Transaction, Balesia acquired 100% of SHC.
Trilogy LLC had a non-interest bearing loan outstanding to New Island Cellular, an entity with which a former member and manager of Trilogy LLC is affiliated, in an aggregate principal amount of approximately $6.2 million, the proceeds of which were used to cover additional taxes owed by New Island as a result of Trilogy LLC’s 2006 election to treat its former subsidiary, ComCEL, as a U.S. partnership for tax purposes. In connection with New Island’s redemption of Class C Units for Common Shares in 2021, the New Island Loan was forgiven in consideration of New Island’s assignment to Trilogy LLC of all distributions and dividends payable to New Island with respect to its TIP Inc. shares. This arrangement was treated as an equity transaction with no impact on the Consolidated Statements of Operations. New Island received 2,129,623 Common Shares in connection with the redemption. In the second quarter of 2022, the Company declared and paid a cash distribution to shareholders, inclusive of approximately $2.8 million distributed to New Island Cellular. The full amount of the distribution to New Island was subsequently repaid to Trilogy LLC and is reflected within Return of capital, net of distribution repaid in the Consolidated Statement of Changes in Shareholders’ Equity (Deficit). The New Island Loan was unsecured at the time of its cancellation and the value of the Common Shares at the time of the loan cancellation was less than the outstanding balance of the loan.

ANNEX H
TRILOGY INTERNATIONAL PARTNERS INC.
QUARTERLY REPORT ON FORM 10-Q
(Selected Portions)
For the Nine Months Ended September 30, 2023

PART I - FINANCIAL INFORMATION
Item 1) Financial Statements
TRILOGY INTERNATIONAL PARTNERS INC.
Condensed Consolidated Balance Sheets
(US dollars in thousands, except share amounts)
(unaudited)
	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$9,308	$25,067
Sale proceeds held in escrow	—	14,115
Prepaid expenses and other current assets	260	573
Total current assets	9,568	39,755
Property and equipment, net	9	12
Other assets	1,164	1,403
Total assets	$10,741	$41,170
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10	$49
Other current liabilities and accrued expenses	881	7,317
Total current liabilities	891	7,366
Non-current liabilities	217	348
Total liabilities	1,108	7,714
Commitments and contingencies
Shareholders' equity:
Common shares, no par value, and additional paid-in capital; unlimited authorized, 88,627,593 and 88,627,593 shares issued and outstanding	—	—
Accumulated earnings	9,633	33,456
Total shareholders' equity	9,633	33,456
Total liabilities and shareholders' equity	$10,741	$41,170
The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(US dollars in thousands, except share and per share amounts)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues
Wireless service revenues	$—	$—	$—	$154,752
Fixed broadband service revenues	—	—	—	42,498
Equipment sales	—	—	—	38,096
Non-subscriber international long distance and other revenues	—	—	—	3,171
Total revenues	—	—	—	238,517
Operating expenses (income)
Cost of service, exclusive of depreciation, amortization and accretion shown separately	—	—	—	81,045
Cost of equipment sales	—	—	—	39,157
Sales and marketing	—	—	—	30,800
General and administrative	742	3,407	4,010	60,367
Depreciation, amortization and accretion	—	1	2	18,417
Loss (gain) on sale of operations and disposal of assets	—	—	11	(457,590)
Total operating expenses (income)	742	3,408	4,023	(227,804)
Operating (loss) income	(742)	(3,408)	(4,023)	466,321
Other income (expenses)
Interest expense	—	—	—	(22,887)
Change in fair value of warrant liability	—	—	—	105
Debt extinguishment costs	—	—	—	(8,527)
Other, net	97	(2,018)	594	13,607
Total other income (expenses)	97	(2,018)	594	(17,702)
(Loss) income before income taxes	(645)	(5,426)	(3,429)	448,619
Income tax expense	(1)	—	(70)	(11,337)
Net (loss) income	(646)	(5,426)	(3,499)	437,282
Less: Net income attributable to noncontrolling interests	—	—	—	(3,578)
Net (loss) income attributable to Trilogy International Partners Inc.	$(646)	$(5,426)	$(3,499)	$433,704
Comprehensive (loss) income
Net (loss) income	$(646)	$(5,426)	$(3,499)	$437,282
Other comprehensive income (loss):
Foreign currency translation adjustments	—	—	—	(13,197)
Net income on short-term investments	—	56	—	56
Other comprehensive income (loss)	—	56	—	(13,141)
Comprehensive (loss) income	(646)	(5,370)	(3,499)	424,141
Comprehensive income attributable to noncontrolling interests	—	—	—	(59)
Comprehensive (loss) income attributable to Trilogy International Partners Inc.	$(646)	$(5,370)	$(3,499)	$424,082
Net (loss) income attributable to Trilogy International Partners Inc. per share:
Basic (see Note 9 - Earnings per Share)	$(0.01)	$(0.06)	$(0.04)	$4.95
Diluted (see Note 9 - Earnings per Share)	$(0.01)	$(0.06)	$(0.04)	$4.91
Weighted average common shares:
Basic	88,627,593	88,627,603	88,627,593	87,580,236
Diluted	88,627,593	88,627,603	88,627,593	88,314,955
The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Condensed Consolidated Statements of Changes in Shareholders' Equity (Deficit)
(US dollars in thousands, except shares)
(unaudited)
Three Months Ended	Common Shares		Additional Paid-In Capital	Accumulated Earnings	Accumulated Other Comprehensive Income	Noncontrolling Interests	Total Shareholders’ Equity
	Shares	Amount
Balance, June 30, 2022	88,627,603	$—	$—	$39,125	$—	$—	$39,125
Net loss	—	—	—	(5,426)	—	—	(5,426)
Other comprehensive income	—	—	—	—	56	—	56
Balance, September 30, 2022	88,627,603	$—	$—	$33,699	$56	$—	$33,755
Balance, June 30, 2023	88,627,593	$—	$—	$30,603	$—	$—	$30,603
Return of capital, net of distribution repaid	—	—	—	(20,324)	—	—	(20,324)
Net loss	—	—	—	(646)	—	—	(646)
Balance, September 30, 2023	88,627,593	$—	$—	$9,633	$—	$—	$9,633
Nine Months Ended	Common Shares		Additional Paid-In Capital	Accumulated (Deficit) Earnings	Accumulated Other Comprehensive Income	Noncontrolling Interests	Total Shareholders’ (Deficit) Equity
	Shares	Amount
Balance, December 31, 2021	86,461,484	$—	$486	$(288,235)	$6,860	$34,855	$(246,034)
Equity-based compensation	—	—	3,485	—	—	87	3,572
Net income	—	—	—	433,704	—	3,578	437,282
Other comprehensive loss	—	—	—	—	(9,622)	(3,519)	(13,141)
Forfeiture of shares	(1,675,336)	—	—	—	—	—	—
Return of capital, net of distribution repaid	—	—	(1,333)	(111,634)	—	—	(112,967)
Issuance of shares related to RSUs, change in noncontrolling interests and other	3,841,455	—	(2,638)	(136)	2,818	(35,001)	(34,957)
Balance, September 30, 2022	88,627,603	$—	$—	$33,699	$56	$—	$33,755
Balance, December 31, 2022	88,627,593	$—	$—	$33,456	$—	$—	$33,456
Return of capital, net of distribution repaid	—	—	—	(20,324)	—	—	(20,324)
Net loss	—	—	—	(3,499)	—	—	(3,499)
Balance, September 30, 2023	88,627,593	$—	$—	$9,633	$—	$—	$9,633
The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
Condensed Consolidated Statements of Cash Flows
(US dollars in thousands)
(unaudited)
	Nine Months Ended September 30,
	2023	2022
Operating activities:
Net (loss) income	$(3,499)	$437,282
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Provision for doubtful accounts	—	2,759
Depreciation, amortization and accretion	2	18,417
Equity-based compensation	—	3,572
Loss (gain) on sale of operations and disposal of assets	11	(457,590)
Non-cash right-of-use (“ROU”) asset lease expense	—	3,686
Non-cash interest expense	—	3,385
Settlement of cash flow hedges	—	(335)
Change in fair value of warrant liability	—	(105)
Debt extinguishment costs	—	8,527
Non-cash gain from change in fair value on cash flow hedges	—	(2,946)
Loss (gain) on forward exchange contracts and unrealized foreign exchange transactions	228	(14,789)
Deferred income taxes	—	396
Changes in operating assets and liabilities:
Accounts receivable	—	(6,460)
Equipment Installment Plan (“EIP”) receivables	—	5,207
Inventory	—	(1,470)
Prepaid expenses and other current assets	12	(12,693)
Other assets	52	(1,546)
Accounts payable	(39)	(6,989)
Operating lease liabilities	—	(7,376)
Other current liabilities and accrued expenses	(6,091)	23,738
Customer deposits and unearned revenue	—	(1,866)
Net cash used in operating activities	(9,324)	(7,196)
Investing activities:
Proceeds from the sale of operations, inclusive of proceeds from forward exchange contracts of $0.1 million and $16.6 million, net of cash sold of $51.1 million	13,889	552,210
Purchase of property and equipment	—	(32,429)
Purchase of short-term investments	—	(13,837)
Other, net	—	(687)
Net cash provided by investing activities	13,889	505,257
Financing activities:
Return of capital, net of distribution repaid	(20,324)	(112,967)
Payments of debt, including sale-leaseback and EIP receivables financing obligations	—	(438,807)
Proceeds from debt	—	10,000
Proceeds from EIP receivables financing obligation	—	7,290
Other, net	—	(2,778)
Net cash used in financing activities	(20,324)	(537,262)
Net decrease in cash, cash equivalents and restricted cash	(15,759)	(39,201)
Cash, cash equivalents and restricted cash, beginning of period	25,067	55,010
Effect of exchange rate changes	—	(3,185)
Cash, cash equivalents and restricted cash, end of period	$9,308	$12,624
The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
NOTE 1 – DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business and Basis of Presentation
The accompanying unaudited interim Condensed Consolidated Financial Statements include the accounts of Trilogy International Partners Inc. (“TIP Inc.” and together with its consolidated subsidiaries referred to as the “Company”). All intercompany transactions and accounts have been eliminated. The Condensed Consolidated Balance Sheet as of December 31, 2022 is derived from the Company’s audited financial statements at that date, which should be read in conjunction with these Condensed Consolidated Financial Statements. Certain information in footnote disclosures normally included in annual financial statements has been condensed or omitted for the interim periods presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of management, the interim financial information includes all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The interim results of operations and cash flows are not necessarily indicative of those results and cash flows expected for the full year. All dollar amounts are in U.S. dollars (“USD”), unless otherwise stated.
The Company historically had two reportable segments, New Zealand and Bolivia. During the second quarter of 2022, the Company completed the sales of its operations in New Zealand and Bolivia, which represented substantially all of the operating activities of the Company’s business. The disposals and comparative historical periods are not presented as discontinued operations since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
Unallocated corporate operating expenses, which pertained primarily to corporate administrative functions that supported the segments but were not specifically attributable to or managed by any segment, are presented as a reconciling item between total segment results and consolidated financial results. Additional information relating to our historical reportable segments is included in Note 12 – Segment Information.
See Note 2 – Sale of Operations for additional information regarding the sales of Two Degrees Mobile Limited (“2degrees”), in New Zealand, and Empresa de Telecomunicaciones NuevaTel (PCS de Bolivia), S.A. (“NuevaTel”), in Bolivia.
Certain amounts in the prior period Condensed Consolidated Balance Sheet have been reclassified to conform to the current presentation related to certain prepaid expenses.
Summary of Significant Accounting Policies
Use of Estimates:
The preparation of the unaudited interim Condensed Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and the amounts of revenues and expenses reported for the periods presented. Certain estimates require difficult, subjective and complex judgments about matters that are inherently uncertain. Actual results could differ from those estimates.
Cash and Cash Equivalents:
The Company maintains its cash and cash equivalents with major financial institutions primarily in the United States of America, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). Deposits in U.S. banks may exceed the FDIC insurance limit of up to $250,000.
Property and Equipment:
Depreciation expense was insignificant for the three and nine months ended September 30, 2023 and for the three months ended September 30, 2022. Depreciation expense was $15.9 million for the nine months ended September 30, 2022.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
License Costs and Other Intangible Assets:
There were no license costs and other intangible assets balances remaining as of September 30, 2023 or December 31, 2022 due to the sale of operations in May 2022.
There was no amortization expense of license costs and other intangible assets for the three and nine months ended September 30, 2023 and for the three months ended September 30, 2022. Amortization expense of license costs and other intangible assets was $1.9 million for the nine months ended September 30, 2022.
Interest Cost Incurred:
There was no interest cost incurred or expensed for the three and nine months ended September 30, 2023 and for the three months ended September 30, 2022. Consolidated interest cost incurred and expensed, prior to capitalization of interest, was $23.0 million for the nine months ended September 30, 2022.
Supplemental Cash Flow Disclosure:
Prior to the sale of our operations in May 2022, the Company acquired property and equipment using current and long-term construction accounts payable. The net change in current and long-term construction accounts payable resulted in additions to Purchase of property and equipment in the Condensed Consolidated Statements of Cash Flows of $7.5 million for the nine months ended September 30, 2022.
There was no interest paid, net of capitalized interest, for the nine months ended September 30, 2023. Interest paid, net of capitalized interest, was $22.9 million for the nine months ended September 30, 2022.
Recently Adopted Accounting Standards:
In June 2016, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2016-13 related to the measurement of credit losses on financial instruments and has since modified the standard with several ASUs (collectively, the “credit loss standard”). The credit loss standard requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions and reasonable and supportable forecasts that affect the collectability of the reported amount. The credit loss standard took effect for public entities for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. As amended in ASU 2019-10, for companies that file under private company guidelines or are eligible to report as a “smaller reporting company”, the credit loss standard took effect for fiscal years beginning after December 15, 2022, and for interim periods within those fiscal years. Early adoption was permitted for all entities for fiscal years beginning after December 15, 2018. Effective January 1, 2023, the Company adopted the credit loss standard as it became applicable to the Company as a “smaller reporting company”. Adoption of this credit loss standard did not have a material impact on our consolidated financial statements as the Company did not have any receivables in its portfolio during the nine months ended September 30, 2023.
NOTE 2 – SALE OF OPERATIONS
2degrees – New Zealand Segment
On December 31, 2021, the shareholders of 2degrees, including the Company, entered into a purchase agreement (the “Purchase Agreement”) with Voyage Digital (NZ) Limited (“Voyage Digital”) to sell all of their equity interests in 2degrees (the “2degrees Sale”). On a cash free debt free basis, the purchase price for 100% of the 2degrees shares (including employee options that converted into shares in connection with the sale) represented an equity value of $1.315 billion New Zealand dollars (“NZD”), subject to adjustments at closing for specific costs or payments by 2degrees between signing and closing. The Company’s ownership interest in 2degrees was 73.2%. On March 15, 2022, the Company determined that the 2degrees business met the criteria to be classified as held for sale. Therefore, the Company ceased recording depreciation and amortization on the applicable and relevant 2degrees non-current tangible and intangible assets on such date, in accordance with Accounting Standards Codification (“ASC”) 360-10, Impairment and Disposal of Long-Lived Assets (“ASC 360-10”).

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
On May 19, 2022, the Company completed the sale of its 73.2% interest in 2degrees. For its ownership interest in 2degrees, the Company’s share of the total consideration was $930 million NZD (approximately $601 million), net of $33 million NZD ($21 million) of closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool. Upon closing of the 2degrees Sale, the Company recognized a net gain of $443.3 million, inclusive of changes in the NZD to USD foreign currency exchange rate between the funding and settlement of sale proceeds.
Approximately $22 million NZD of the consideration paid by Voyage Digital for the Company’s 2degrees shares was held in escrow as recourse for potential indemnification claims under the Purchase Agreement. In the second quarter of 2023, the Company received $22.3 million NZD ($13.7 million) from the escrowed proceeds, inclusive of $0.6 million NZD of interest accrued on the escrowed amount and changes in the NZD to USD foreign currency exchange rates between funding and settlement of the forward exchange contracts. See Note 6 – Derivative Financial Instruments for additional information regarding the forward exchange contracts. In the third quarter of 2023, the remaining escrowed proceeds of approximately $0.3 million NZD ($0.2 million) were released to the Company. The proceeds of the funds released from escrow to the Company are included in investing activities in the Condensed Consolidated Statement of Cash Flows.
The table below presents a computation of the gain on sale of 2degrees based on the derecognition of 2degrees’s net assets:
As of May 19, 2022
Current assets:
Cash, cash equivalents and restricted cash	$39,090
Accounts receivable, net	37,876
EIP receivables, net	35,245
Inventory	10,222
Prepaid expenses and other current assets	29,097
Total current assets	151,530
Property and equipment, net	261,894
Operating lease ROU assets, net	62,758
License costs, goodwill and other intangible assets, net	33,118
Long-term EIP receivables	31,053
Deferred income taxes	21,882
Other assets	37,232
Total assets	$599,467
Current liabilities:
Accounts payable	$4,231
Construction accounts payable	11,750
Current portion of debt and financing lease liabilities	205,493
Customer deposits and unearned revenue	20,611
Short-term operating lease liabilities	8,338
Other current liabilities and accrued expenses	64,787
Total current liabilities	315,210
Long-term debt and financing lease liabilities	395
Non-current operating lease liabilities	68,172
Other non-current liabilities	18,327
Total liabilities	$402,104
Net assets sold	$197,363

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
As of May 19, 2022
Net consideration(1)	$600,712
Less: Net assets sold	(197,363)
Carrying amount of noncontrolling interests	42,709
Accumulated other comprehensive loss attributable to TIP Inc.	(2,818)
Gain on sale of 2degrees operation	$443,240
(1)	Net consideration was reduced in the second quarter of 2023 by $18 thousand NZD ($11 thousand) in connection with certain agreed-upon purchase price adjustments paid to Voyage Digital.
As of May 19, 2022, the Company deconsolidated the net assets of 2degrees and recorded the related gain on sale. Income before income taxes for the New Zealand segment was $35.4 million for the nine months ended September 30, 2022. New Zealand segment income before income taxes attributable to TIP Inc. was $25.9 million for the nine months ended September 30, 2022.
NuevaTel – Bolivia Segment
On March 28, 2022, the Company entered into a purchase agreement with Balesia Technologies, Inc. to sell its 71.5% equity interest in NuevaTel (the “NuevaTel Transaction”). As of March 28, 2022, the Company also determined that the NuevaTel business met the criteria to be classified as held for sale. Therefore, the Company ceased recording depreciation and amortization on the applicable and relevant NuevaTel non-current tangible and intangible assets on such date, in accordance with ASC 360-10.
On May 14, 2022, the NuevaTel Transaction closed. Proceeds received related to the NuevaTel Transaction were of a nominal amount, and the Company recorded a net gain of $14.5 million in the second quarter of 2022.
The table below presents a computation of the gain on sale of NuevaTel based on the derecognition of NuevaTel’s net assets:
As of May 14, 2022
Current assets:
Cash, cash equivalents and restricted cash	$11,944
Accounts receivable and EIP receivables, net	24,486
Inventory	1,497
Prepaid expenses and other current assets	12,041
Total current assets	49,968
Property and equipment, net	38,092
Operating lease ROU assets, net	50,612
License costs and other intangible assets, net	33,700
Other assets	6,356
Total assets	$178,728
Current liabilities:
Accounts payable	$17,110
Construction accounts payable	2,275
Current portion of debt and financing lease liabilities	23,989
Customer deposits and unearned revenue	1,922
Short-term operating lease liabilities	10,555
Other current liabilities and accrued expenses	42,031
Total current liabilities	97,882

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
As of May 14, 2022

Long-term debt and financing lease liabilities	8,190
Non-current operating lease liabilities	89,210
Other non-current liabilities	4,646
Total liabilities	$199,928
Net liabilities sold	$(21,200)
Net consideration	$—
Add: Net liabilities sold	21,200
Carrying amount of noncontrolling interests	(6,746)
Gain on sale of NuevaTel operation	$14,454
As of May 14, 2022, the Company deconsolidated the net assets of NuevaTel. Loss before income taxes for the Bolivia segment was $9.5 million for the nine months ended September 30, 2022. Bolivia segment loss before income taxes attributable to TIP Inc. was $6.8 million for the nine months ended September 30, 2022.
Presentation of activities and acceleration of equity compensation vesting
In addition to transaction fees that reduced sale proceeds and were therefore reflected within the 2degrees Sale and NuevaTel Transaction net gain amounts, approximately $2 million of professional service fees were expensed as incurred during the nine months ended September 30, 2022. Transaction costs relating to the 2degrees Sale and NuevaTel Transaction incurred during the nine months ended September 30, 2023 were immaterial. These expenses are included in General and administrative expenses in the Company’s Condensed Consolidated Statements of Operations and Comprehensive Income (Loss).
In connection with the 2degrees Sale, the Company accelerated the vesting of all outstanding restricted share units (“RSUs”) issued to certain officers and employees under TIP Inc.’s restricted share unit plan and settled the deferred share units issued to directors of TIP Inc. under its deferred share unit plan. The RSUs vested immediately prior to the closing of the 2degrees Sale, on May 19, 2022. As a result of the change in vesting period, $3.0 million of unrecognized equity-based compensation expense was recognized in the second quarter of 2022. Additionally, in connection with the 2degrees Sale, 25.7 million of vested 2degrees service-based share options which were outstanding prior to the 2degrees Sale were deemed exercised and the shares of 2degrees issued in connection therewith were acquired by Voyage Digital as part of the purchase of all outstanding equity of 2degrees. The conversion of options and acquisition of resulting shares were executed in accordance with the existing terms of the 2degrees option plan. The Company also recorded $5.9 million in severance benefits in the second quarter of 2022 within General and administrative expenses, and the majority of such amount was paid in the second quarter of 2023.
NOTE 3 – EIP RECEIVABLES
Prior to the sale of our operations in the second quarter of 2022, 2degrees and NuevaTel offered certain wireless subscribers the option to pay for their handsets in installments over a period of up to 36 months using an EIP. As a result of the sale of our operations in the second quarter of 2022, the Company had no unbilled EIP receivables as of September 30, 2023 or December 31, 2022.
Sales of EIP Receivables:
2degrees was party to a mobile handset receivables sales agreement with a third party New Zealand financial institution.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
As a result of the sale of our operations in the second quarter of 2022, the Company had no sales of the EIP receivables during the three months ended September 30, 2022. The following table summarizes the impact of the sales of the EIP receivables in the nine months ended September 30, 2022:
Nine Months Ended September 30, 2022
EIP receivables derecognized	$7,346
Cash proceeds	(6,758)
Reversal of unamortized imputed discount	(436)
Reversal of allowance for doubtful accounts	(439)
Pre-tax gain on sales of EIP receivables	$(287)
NOTE 4 – OTHER CURRENT LIABILITIES AND ACCRUED EXPENSES
	As of September 30, 2023	As of December 31, 2022
Payroll, severance and other employee benefits	$593	$6,779
Other	288	538
Other current liabilities and accrued expenses	$881	$7,317
NOTE 5 – FAIR VALUE MEASUREMENTS
The accounting guidance for fair value establishes a framework for measuring fair value that uses a three-level valuation hierarchy for disclosure of fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability at the measurement date. The three levels are defined as follows:
•	Level 1 – Quoted prices in active markets for identical assets or liabilities;
•	Level 2 – Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;
•	Level 3 – Unobservable inputs in which little or no market activity exists, requiring an entity to develop its own assumptions that market participants would use to value the asset or liability.
There were no assets measured at fair value on a recurring basis as of September 30, 2023 or December 31, 2022. There were no liabilities measured at fair value on a recurring basis as of September 30, 2023. The following table presents liabilities measured at fair value on a recurring basis as of December 31, 2022:
	Fair Value Measurement as of December 31, 2022
	Total	Level 1	Level 2	Level 3
Liabilities:
Forward exchange contracts	$359	$—	$359	$—
Total liabilities	$359	$—	$359	$—
The fair value of forward exchange contracts was based on the differential between the contract price and the foreign currency exchange rate as of the balance sheet date.
There were no transfers between levels within the fair value hierarchy during the nine months ended September 30, 2023 or 2022.
Cash and cash equivalents, deposits, accounts payable and accrued expenses were carried at cost, which approximates fair value given their short-term nature.
For the three and nine months ended September 30, 2023 and 2022, we did not record any material other-than-temporary impairments on financial assets required to be measured at fair value on a nonrecurring basis.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
NOTE 6 – DERIVATIVE FINANCIAL INSTRUMENTS
Interest Rate Swaps:
Prior to the 2degrees Sale, 2degrees entered into various interest rate swap agreements to fix its future interest payments under its then outstanding bank loan syndication and the New Zealand EIP receivables secured borrowing arrangement. Under these agreements, 2degrees principally received a variable amount based on the New Zealand Bank Bill Reference Rate and paid a fixed amount based on fixed rates. Settlement in cash occurred quarterly until termination and the variable interest rate was reset on the first day of each calendar quarter. These derivative instruments were not designated for hedge accounting; thus, changes in the fair value were recognized in earnings in the period incurred. There were no interest rate swap balances remaining as of September 30, 2023 and December 31, 2022. As a result, there was no financial activity related to these derivative financial instruments for the three and nine months ended September 30, 2023. There was no financial activity related to these derivative financial instruments during the three months ended September 30, 2022. Summarized financial information for the nine months ended September 30, 2022 is shown below:
Nine Months Ended September 30, 2022
Non-cash gain from change in fair value recorded in Other, net	$2,946
Net cash settlement	$335
Forward Exchange Contracts:
In the fourth quarter of 2022, the Company entered into forward exchange contracts to sell an aggregate of $20 million NZD and buy an aggregate of $12.3 million USD on June 30, 2023. These contracts were entered into in order to mitigate exposure to fluctuations in the NZD to USD exchange rate for substantially all of the proceeds from the 2degrees Sale held in escrow. These derivative instruments were not designated for hedge accounting, thus changes in the fair value are recognized in earnings in the period incurred. No gain or loss was recognized during the three months ended September 30, 2023. The foreign exchange gains or losses relating to these forward exchange contracts were recognized in Other, net and were not material for the nine months ended September 30, 2023. These forward exchange contracts were settled in June 2023 in connection with the receipt of the escrowed proceeds from the 2degrees Sale and the related cash proceeds are included in investing activities in the Condensed Consolidated Statement of Cash Flows.
In March 2022, the Company entered into a forward exchange contract to mitigate exposure to fluctuations in the NZD to USD exchange rate for a portion of the proceeds we received from the 2degrees Sale. The foreign exchange contract secured an NZD foreign exchange rate based on a sliding scale which included rates of 0.6688 at May 31, 2022 and 0.6677 at the June 30, 2022 long-stop date for $450 million USD ($674 million NZD), which approximated the amount of the USD denominated debt that was paid upon the closing of the 2degrees Sale. No gain or loss was recognized during the three months ended September 30, 2022. A gain of $16.6 million was recognized in Other, net during the nine months ended September 30, 2022, which reflected the differential between the contract price and the foreign exchange rate as of the settlement date under this forward exchange contract. The forward exchange contract was settled in May 2022 in connection with the 2degrees Sale and the related cash proceeds are included in investing activities in the Condensed Consolidated Statement of Cash Flows.
Prior to the 2degrees Sale, 2degrees had short-term forward exchange contracts to manage exposure to fluctuations in foreign currency exchange rates. There were no forward exchange contract balances remaining as of September 30, 2023 and December 31, 2022. These derivative instruments were not designated for hedge accounting, thus changes in the fair value were recognized in earnings in the period incurred. No foreign exchange gains or losses were recognized during the three months ended September 30, 2022 relating to the 2degrees forward exchange contracts. Gains or losses resulting from these contracts were immaterial for the nine months ended September 30, 2022.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
NOTE 7 – EQUITY
TIP Inc. Capital Structure
TIP Inc.’s authorized share structure initially consisted of two classes of shares, common shares, no par value (the “Common Shares”), and a special voting share (the “Special Voting Share”). The Special Voting Share was surrendered in October 2021. Consequently, as of September 30, 2023, there were no Special Voting Shares outstanding.
TIP Inc. Common Shares:
TIP Inc. is authorized to issue an unlimited number of Common Shares. As of September 30, 2023, TIP Inc. had 88,627,593 Common Shares outstanding. Holders of Common Shares are entitled to one vote for each share held on matters submitted to a vote of shareholders.
Holders of Common Shares are entitled to receive dividends as and when declared by the Board of Directors of the Company (the “Board”). In 2021, the Board determined that it was in the best interests of TIP Inc. not to pay an annual dividend. In the event of the dissolution, liquidation or winding-up of TIP Inc., whether voluntary or involuntary, or any other distribution of assets of TIP Inc. among its shareholders for the purpose of winding up its affairs, the holders of Common Shares are entitled to receive the remaining property and assets of TIP Inc. after satisfaction of all liabilities and obligations to creditors of TIP Inc.
Cash Distributions:
In the second quarter of 2022, the Board declared a distribution to shareholders of approximately $115.8 million, or approximately $1.31 per share (declared as a $150 million Canadian dollars (“C$”) distribution), representing a return of capital distribution pursuant to the plan of liquidation adopted by the Board on June 10, 2022. This distribution was paid in the second quarter of 2022 following the closing of the 2degrees Sale on May 19, 2022 and represented the initial and primary distribution of the net cash proceeds of the sale. The distribution was inclusive of the $2.8 million paid to New Island (defined below), as discussed below, which was contributed back to TIP Inc. in the second quarter of 2022.
In July 2023, the Board declared a second distribution to shareholders of approximately $20.8 million, or approximately $0.23 per share (declared as a C$27.5 million distribution). This distribution was paid in the third quarter of 2023 following the release of the proceeds held in escrow from the 2degrees Sale in June 2023. See Note 2 – Sale of Operations. Consistent with the prior distribution, this second distribution was inclusive of the $0.5 million paid to New Island, which was contributed back to TIP Inc. in the third quarter of 2023.
Any future additional return of capital distributions will depend on the Company’s corporate expenses, financial condition and other factors as determined by the Board.
New Island Cellular Common Shares:
Trilogy LLC (as defined below) had a non-interest bearing loan outstanding to New Island Cellular, LLC (“New Island”), an entity with which a former member and manager of Trilogy LLC is affiliated, in an aggregate principal amount of approximately $6.2 million (the “New Island Loan”), the proceeds of which were used to cover additional taxes owed by New Island as a result of Trilogy LLC’s election in 2006 to treat its former subsidiary, ComCEL, as a U.S. partnership for tax purposes. In connection with New Island’s redemption of Trilogy LLC units for Common Shares in 2021, the New Island Loan was forgiven in consideration of New Island’s assignment to Trilogy LLC of all distributions and dividends payable to New Island with respect to its TIP Inc. shares. This arrangement was treated as an equity transaction with no impact on the Consolidated Statements of Operations. New Island received 2,129,623 Common Shares in connection with the redemption. In 2022 and 2023, the Company declared and paid cash distributions to shareholders, as discussed above, inclusive of approximately $2.8 million and $0.5 million, respectively, distributed to New Island Cellular. The full amounts of the distributions to New Island were subsequently repaid to Trilogy LLC and are reflected within Return of capital, net of distribution repaid in the Consolidated Statement of Changes in Shareholders’ Equity (Deficit).

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
Trilogy LLC Capital Structure
On February 7, 2017, Trilogy International Partners LLC (“Trilogy LLC”), a Washington limited liability company, and Alignvest Acquisition Corporation completed a court approved plan of arrangement (the “Arrangement”) pursuant to an arrangement agreement dated November 1, 2016 (as amended December 20, 2016). As a result of the Arrangement, TIP Inc. obtained a controlling interest in and began consolidating Trilogy LLC. As of September 30, 2023, TIP Inc. held a 100% economic ownership interest in Trilogy LLC through its wholly owned subsidiary, Trilogy International Partners Intermediate Holdings Inc. (“Trilogy Intermediate Holdings”).
The equity interests in Trilogy LLC historically consisted of three classes of units; however, as of September 30, 2023, only Class B Units (as defined below) were outstanding.
Class B Units:
TIP Inc. indirectly holds the Class B Units of Trilogy LLC (the “Class B Units”) through Trilogy Intermediate Holdings. The Class B Units represented TIP Inc.’s indirect economic interest in Trilogy LLC under the Trilogy LLC amended and restated Limited Liability Company Agreement. As of September 30, 2023, there were 88,627,593 Class B Units outstanding.
NOTE 8 – REVENUE FROM CONTRACTS WITH CUSTOMERS
Disaggregation of Revenue:
Prior to the sale of our operations in the second quarter of 2022, we operated and managed our business in two reportable segments based on geographic region: New Zealand and Bolivia. We disaggregated revenue into categories to depict how the nature, amount, timing and uncertainty of revenue and cash flows were affected by economic factors, including the type of product offering provided, the type of customer and the expected timing of payment for goods and services. See Note 12 – Segment Information for additional information on revenue by segment.
There were no revenues for the three and nine months ended September 30, 2023 or for the three months ended September 30, 2022. The following table presents the disaggregated reported revenue by category for the nine months ended September 30, 2022:
	Nine Months Ended September 30, 2022
	New Zealand	Bolivia	Other	Total
Postpaid wireless service revenues	$79,133	$17,426	$—	$96,559
Prepaid wireless service revenues	38,620	17,434	—	56,054
Fixed broadband service revenues	40,356	2,142	—	42,498
Equipment sales	38,042	54	—	38,096
Other wireless service and other revenues	2,909	2,313	88	5,310
Total revenues	$199,060	$39,369	$88	$238,517
Contract Balances:
The timing of revenue recognition may have differed from the time of billing to our customers. Receivables represented an unconditional right to consideration. Contract balances represented amounts from an arrangement when either the Company had performed, by providing goods or services to the customer in advance of receiving all or partial consideration for such goods and services from the customer, or the customer had made payment to us in advance of obtaining control of the goods and/or services promised to the customer in the contract.
Contract assets were primarily related to our rights to consideration for goods or services provided to the customers but for which we did not have an unconditional right at the reporting date. Under a fixed-term plan, the total contract revenue was allocated between wireless services and equipment revenues. In conjunction with these arrangements, a contract asset may have been created, which represented the difference between the amount of equipment revenue recognized upon sale and the amount of consideration received from the customer. The contract asset was reclassified

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
as an account receivable as wireless services were provided and amounts were billed to the customer. We had the right to bill the customer as service was provided over time, which resulted in our right to the payment being unconditional. We assessed our contract assets for impairment on a quarterly basis and recognized an impairment charge to the extent their carrying amount was not recoverable.
There were no contract assets following the sale of our operations in the second quarter of 2022. The following table represents changes in the contract assets balance for the nine months ended September 30, 2022:
Contract Assets
Balance at January 1, 2022	$1,413
Increase resulting from new contracts	2,897
Contract assets reclassified to a receivable or collected in cash	(1,300)
Foreign currency translation	(80)
Sale of operations	(2,930)
Balance at September 30, 2022	$—
Deferred revenue arose when we billed our customers and received consideration in advance of providing the goods or services promised in the contract. For prepaid wireless services and fixed broadband services, we typically received consideration in advance of providing the services, which was the most significant component of the contract liability deferred revenue balance. Deferred revenue was recognized as revenue when services were provided to the customer.
There were no deferred revenue balances following the sale of our operations in the second quarter of 2022. The following table represents changes in the contract liabilities deferred revenue balance for the nine months ended September 30, 2022:
Deferred Revenue
Balance at January 1, 2022	$25,851
Net increase in deferred revenue	21,194
Revenue recognized related to the balance existing at January 1, 2022(1)	(23,633)
Foreign currency translation	(879)
Sale of operations	(22,533)
Balance at September 30, 2022	$—
(1)	There was no revenue recognized during the three months ended September 30, 2022.
Contract Costs:
Revenue from Contracts with Customers (“Topic 606”) requires the recognition of an asset for incremental costs to obtain a customer contract. These costs are then amortized to expense over the respective periods of expected benefit. We recognized an asset for direct and incremental commission expenses paid to external and certain internal sales personnel and agents in conjunction with obtaining customer contracts. These costs were amortized and recorded ratably as commission expense over the expected period of benefit, which typically ranged from 1 to 3 years. Further, we elected to apply the practical expedient available under Topic 606 that permitted us to expense incremental costs immediately for costs with an estimated amortization period of less than one year.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
Following the sale of operations in the second quarter of 2022, there were no contract costs balances. The following table represents changes in the contract costs balance for the nine months ended September 30, 2022:
Contract Costs
Balance at January 1, 2022	$18,628
Incremental costs of obtaining and contract fulfillment costs	4,936
Amortization included in operating costs	(6,078)
Foreign currency translation	(610)
Sale of operations	(16,876)
Balance at September 30, 2022	$—
NOTE 9 – EARNINGS PER SHARE
Basic earnings per share is calculated by dividing net earnings by the basic weighted average Common Shares outstanding. Diluted earnings per share is calculated by dividing net earnings by the weighted average number of Common Shares plus the effect of potential dilutive Common Shares outstanding during the period using the treasury stock method.
In calculating diluted net (loss) income per share, if the change in fair value of any warrant liability was dilutive, the numerator and denominator were adjusted for such change and the number of potentially dilutive Common Shares assumed to be outstanding during the period was calculated using the treasury stock method. No adjustments were made when warrants were out of the money. The Company’s warrants expired on February 7, 2022. There were no warrants outstanding for the three and nine months ended September 30, 2023 and for the three months ended September 30, 2022. For the nine months ended September 30, 2022, the Company’s warrants were out of the money and no adjustment was made to exclude the gain recognized by TIP Inc. for the change in fair value of the warrant liability.
The components of basic and diluted earnings per share were as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2023	2022	2023	2022
Basic EPS:
Numerator:
Net (loss) income attributable to TIP Inc.	$(646)	$(5,426)	$(3,499)	$433,704
Denominator:
Basic weighted average Common Shares outstanding	88,627,593	88,627,603	88,627,593	87,580,236
Net (loss) income per share:
Basic	$(0.01)	$(0.06)	$(0.04)	$4.95
Diluted EPS:
Numerator:
Net (loss) income attributable to TIP Inc.	$(646)	$(5,426)	$(3,499)	$433,704
Denominator:
Basic weighted average Common Shares outstanding	88,627,593	88,627,603	88,627,593	87,580,236
Effect of dilutive securities:
Unvested RSUs	—	—	—	734,719
Diluted weighted average Common Shares outstanding	88,627,593	88,627,603	88,627,593	88,314,955
Net (loss) income per share:
Diluted	$(0.01)	$(0.06)	$(0.04)	$4.91
NOTE 10 – LEASES
Prior to the sale of our operations in the second quarter of 2022, we leased cell sites, retail stores, offices, vehicles, equipment and other assets from third parties under operating and finance leases. Our typical lease arrangement

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
included a non-cancellable term with renewal options for varying terms depending on the nature of the lease. We included the renewal options that were reasonably certain to be exercised as part of the lease term, and this assessment was an area of judgment. For cell site locations, optional renewals were included in the lease term based on the date the sites were placed in service and to the extent that renewals were reasonably certain based on the age and duration of the sites. For other leases, renewal options were typically not considered to be reasonably certain to be exercised.
The components of total lease cost, net consisted of the following:
		Three Months Ended September 30,		Nine Months Ended September 30,
	Classification	2023	2022	2023	2022
Operating lease cost:(1)
	Cost of service	$—	$—	$—	$9,473
	Sales and marketing	—	—	—	937
	General and administrative	53	58	160	1,359
		$53	$58	$160	$11,769
Financing lease cost:
Amortization of ROU assets	Depreciation, amortization and accretion	—	—	—	421
Interest on lease liabilities	Interest expense	—	—	—	140
Total net lease cost		$53	$58	$160	$12,330
(1)
Operating lease costs include short-term lease costs and variable costs. Short-term lease costs for the three months ended September 30, 2022 were immaterial. Short-term lease costs for the nine months ended September 30, 2022 were $2.4 million. Variable costs were immaterial for the periods presented.

Sublease income was not significant for the periods presented.
Following the sale of our operations in the second quarter of 2022, the Company’s remaining operating lease costs consist of the lease of its corporate headquarters office in a commercial building that expires in October 2025 at a monthly cost of approximately $17 thousand. The lease asset is included in Other assets and the short-term portion and long-term portion of the lease liability are included in Other current liabilities and accrued expenses and Non-current liabilities, respectively, in our Condensed Consolidated Balance Sheets.
The cash flow information for leases for the nine months ended September 30, 2023 was not significant. The following table presents cash flow information for leases for the nine months ended September 30, 2022:
Nine Months Ended September 30, 2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows for operating leases	$12,057
Operating cash flows for finance leases	$140
Financing cash flows for finance leases	$372
Supplemental lease cash flow disclosures
Operating lease ROU assets obtained in exchange for new operating lease liabilities	$817
ROU assets obtained in exchange for new lease liabilities were not significant for the periods presented.
NOTE 11 – COMMITMENTS AND CONTINGENCIES
Commitments:
Following the sales of operations during the second quarter of 2022, there were no remaining outstanding commitments as of September 30, 2023.

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
Contingencies:
The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operated prior to disposal. As a result of the sales of operations in the second quarter of 2022, the Company is no longer subject to the potential outcome of contingencies previously reported for the historical New Zealand and Bolivia segments which were subject to the telecommunications laws and regulations of these locations.
The Company’s former subsidiaries are party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Although the Company no longer owns an interest in these subsidiaries, it may have liability with respect to the outcomes of certain lawsuits, regulatory proceedings or claims against the former subsidiaries to the extent specified in indemnification provisions of the share sale agreements to which the Company is a party, including the six year indemnification period following the closing of the 2degrees Sale. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations or cash flows. The Company has previously accrued for any material contingencies where the Company’s management believed the loss was probable and estimable. Following the sales of operations during the second quarter of 2022, there are no contingencies accrued as of September 30, 2023.
NOTE 12 – SEGMENT INFORMATION
We determined our reportable segments based on the manner in which our Chief Executive Officer, considered to be the chief operating decision maker (“CODM”), would regularly review our operations and performance. Segment information was prepared on the same basis that our CODM managed the segments, evaluated financial results, allocated resources, and made key operating decisions.
The Company historically had two reportable segments, New Zealand and Bolivia. However, as a result of the closing of the 2degrees Sale and NuevaTel Transaction in the second quarter of 2022, the Company no longer holds ownership interests in the business that historically comprised the New Zealand and Bolivia segments. See Note 2 – Sale of Operations for additional information regarding the 2degrees Sale and the NuevaTel Transaction. Since presentation of discontinued operations is not applicable, as discussed therein, the presentation of segment information for New Zealand and Bolivia has been retained.
The table below presents financial information for our reportable segments through the date of their dispositions and reconciles total Segment Adjusted EBITDA to (Loss) income before income taxes:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues
New Zealand	$—	$—	$—	$199,060
Bolivia	—	—	—	39,369
Unallocated corporate & eliminations	—	—	—	88
Total revenues	$—	$—	$—	$238,517
Segment Adjusted EBITDA
New Zealand	$—	$—	$—	$51,530
Bolivia	—	—	—	209
Equity-based compensation	—	—	—	(3,572)
Transactions and other nonrecurring costs	—	(975)	—	(10,609)
Depreciation, amortization and accretion	—	(1)	(2)	(18,417)
(Loss) gain on sale of operations and disposal of assets	—	—	(11)	457,590
Interest expense	—	—	—	(22,887)
Change in fair value of warrant liability	—	—	—	105

TRILOGY INTERNATIONAL PARTNERS INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(US dollars in thousands unless otherwise noted)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Debt extinguishment costs	—	—	—	(8,527)
Other, net	97	(2,018)	594	13,607
Unallocated corporate & eliminations	(742)	(2,432)	(4,010)	(10,410)
(Loss) income before income taxes	$(645)	$(5,426)	$(3,429)	$448,619

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
This Management’s Discussion and Analysis (“MD&A”) contains important information about the business of Trilogy International Partners Inc. (“TIP Inc.”, together with its consolidated subsidiaries, the “Company”) and its performance for the three and nine months ended September 30, 2023. This MD&A should be read in conjunction with TIP Inc.’s audited consolidated financial statements for the year ended December 31, 2022 and notes thereto (the “Consolidated Annual Financial Statements”), prepared in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”) as issued by the Financial Accounting Standards Board, TIP Inc.’s MD&A for the year ended December 31, 2022 and TIP Inc.’s unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2023 and notes thereto (the “Condensed Consolidated Financial Statements”), prepared in accordance with U.S. GAAP.
Additional information relating to the Company, including TIP Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) is available on SEDAR (www.sedar.com) and on EDGAR (www.sec.gov).
As described below (see “About the Company”) and as further discussed in Note 2 – Sale of Operations to the Condensed Consolidated Financial Statements, on December 31, 2021, Trilogy International New Zealand LLC, a subsidiary of the Company, entered into a purchase agreement (the “Purchase Agreement”) to sell the Company’s 73.2% indirect equity interest in Two Degrees Mobile Limited (“2degrees”) to Voyage Digital (NZ) Limited (“Voyage Digital”), a joint venture between Macquarie Asset Management and Aware Super as owners of Vocus Group Limited (the “2degrees Sale”). On May 19, 2022, the 2degrees Sale closed.
Additionally, on March 28, 2022, the Company entered into an agreement (the “NuevaTel Agreement”) to transfer its 71.5% indirect equity interest in its Bolivian subsidiary, Empresa de Telecomunicaciones NuevaTel (PCS de Bolivia), S.A. (“NuevaTel”), to Balesia Technologies, Inc. (“Balesia”) for a nominal purchase price (the “NuevaTel Transaction”). On May 14, 2022, the NuevaTel Transaction closed.
The Company historically had two reportable segments, New Zealand and Bolivia. As noted above, during the second quarter of 2022, the Company completed the sales of its operations in New Zealand and Bolivia which represented substantially all of the operating activities of the Company’s business. The disposals and comparative historical periods are not presented as discontinued operations since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
All financial results and metrics for the three and nine months ended September 30, 2022 included in this MD&A reflect the results of the New Zealand segment through May 19, 2022 and of the Bolivia segment through May 14, 2022.
All dollar amounts are in U.S. dollars (“USD”), unless otherwise stated. Amounts for subtotals, totals and percentage variances included in tables in this MD&A may not sum or calculate using the numbers as they appear in the tables due to rounding. This MD&A is current as of November 13, 2023 and was approved by TIP Inc.’s board of directors (the “Board”).
Cautionary Note Regarding Forward-Looking Statements
Certain statements and information in this MD&A are not based on historical facts and constitute forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws (“forward-looking statements”). Forward-looking statements are provided to help you understand the Company’s views of its short and longer term plans, expectations and prospects. The Company cautions you that forward-looking statements may not be appropriate for other purposes.
Forward-looking statements include statements about the Company’s business outlook for the short and longer term and statements regarding the Company’s strategy and plans. Furthermore, any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Such statements are identified often, but not always, by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”,

“potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” occur, be taken, or be achieved, or the negative of any of these terms and similar expressions including, but not limited to:
•	the timing of the liquidation and dissolution of the Company pursuant to its plan of liquidation adopted on June 10, 2022;
•	the expenses associated with the Company losing its foreign private issuer status under U.S. federal securities laws;
•	the ability of U.S. persons to sell their common shares of TIP Inc. (the “Common Shares”);
•
the Board's expectation that the financial resources available to the Company following the cash distributions to shareholders will be adequate to fund the Company's outstanding indemnification obligations, if any, and ongoing costs of operating the Company prior to its liquidation and dissolution; and

•	the possibility of changes in the securities regulations of Canada and the United States that could affect the ability of investors to trade their Common Shares.
Forward-looking statements are not promises or guarantees of future performance. Such statements reflect the Company’s current views with respect to future events and may change significantly. Forward-looking statements are subject to, and are necessarily based upon, a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant economic uncertainties and contingencies, many of which, with respect to future events, are subject to change. The material assumptions used by the Company to develop such forward-looking statements include, but are not limited to:
•
the expenses associated with the Company’s continued financial reporting and other compliance obligations through May 2028, when its remaining indemnification obligations related to the 2degrees Sale are scheduled to expire; and

•	taxes payable by the Company.
Many factors could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors, including, without limitation, those described under the heading “Risk Factors” included in the 2022 Annual Report and those referred to in the Company’s other regulatory filings with the U.S. Securities and Exchange Commission in the United States and the provincial securities commissions in Canada. Such risks, as well as uncertainties and other factors that could cause actual events or results to differ significantly from those expressed or implied in the Company’s forward-looking statements, include, without limitation:
•	risks related to anti-corruption compliance;
•	reliance on limited management resources;
•	tax related risks;
•	risks related to being a publicly traded company, including, but not limited to, compliance and costs associated with the U.S. Sarbanes-Oxley Act of 2002 (to the extent applicable);
•
an increase in costs and demands on management resources as a result of the Company ceasing to qualify as an “emerging growth company” on December 31, 2022 under the U.S. Jumpstart Our Business Startups Act of 2012;

•	additional expenses in connection with the Company losing its foreign private issuer status under U.S. federal securities laws;
•	the determination to not pay dividends;
•	risks related to the liquidity of the market for the Common Shares;
•	risks related to litigation, including class actions and regulatory matters;
•	risks that indemnification obligations may be payable under the terms of the 2degrees Sale;

•	risks that the market price and trading volume of the Common Shares may materially decrease or experience increased fluctuation;
•	foreign exchange rate and associated risks;
•	risks related to withholding taxes;
•	risks related to the impact of new laws and regulations;
•	risks associated with the Company's internal controls over financial reporting; and
•	the costs associated with the dissolution of the Company.
This list is not exhaustive of the factors that may affect any of the Company’s forward-looking statements.
All forward-looking statements included herein are based on the beliefs, expectations and opinions of management on the date the statements are made. Except as required by applicable law, the Company does not assume any obligation to update forward-looking statements should circumstances or management’s beliefs, expectations or opinions change. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
Trademarks and Other Intellectual Property Rights
Prior to the sale of its operations, the Company had proprietary rights to trademarks used in this MD&A, including, without limitation, “2degrees”, “NuevaTel” and “Viva”. Following the 2degrees Sale and NuevaTel Transaction, the Company no longer has proprietary rights to these trademarks and uses the terms herein solely to refer to its former subsidiaries and to describe their business operations.
About the Company
TIP Inc., together with its previously consolidated subsidiaries in New Zealand and Bolivia, was a provider of wireless voice and data communications including local, international long distance and roaming services. The Company also provided fixed broadband communications in New Zealand and Bolivia. The Company’s founding executives launched operations of the Company’s Bolivian subsidiary, NuevaTel, in 2000 when it was owned by Western Wireless Corporation (“Western Wireless”). Trilogy International Partners LLC, a Washington limited liability company and a subsidiary of TIP Inc. (“Trilogy LLC”), acquired control of NuevaTel from Western Wireless in 2006, shortly after Trilogy LLC was founded. In 2009, Trilogy LLC launched 2degrees as a greenfield wireless communications operator in New Zealand.
In December 2021, the Company entered into the Purchase Agreement to sell its 73.2% indirect equity interest in 2degrees to Voyage Digital, and in March 2022, entered into the NuevaTel Agreement to transfer its 71.5% indirect equity interest in NuevaTel to Balesia.
On May 14, 2022, the NuevaTel Transaction was completed for a nominal purchase price.
On May 19, 2022, the 2degrees Sale closed whereby Voyage Digital acquired 100% of the equity interest in 2degrees for an aggregate purchase price of $1.315 billion New Zealand dollars (“NZD”).
Historically, the operations in New Zealand and Bolivia represented the Company’s two reportable segments. Our chief operating decision maker, TIP Inc.’s Chief Executive Officer, assessed performance of the segments and allocated resources primarily based on the financial measures of revenues and Segment Adjusted EBITDA. See Note 12 – Segment Information to the Condensed Consolidated Financial Statements for additional information.
The 2degrees Sale and the NuevaTel Transaction were not presented as discontinued operations in this MD&A since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
See Note 2 – Sale of Operations to the Condensed Consolidated Financial Statements for additional information regarding the 2degrees Sale and the NuevaTel Transaction.
As of September 30, 2023, the Company had 5 employees.

Foreign Currency
In New Zealand, the Company generated revenue and incurred costs in NZD in 2022. Fluctuations in the value of the NZD relative to the USD increased or decreased the Company’s overall revenue and profitability as stated in USD, which is the Company’s reporting currency. The average exchange rate for the period from January 1, 2022 through May 19, 2022 was 0.67, for the NZD, expressed in USD.
The following table sets forth for each period indicated the exchange rates in effect at the end of the period and the average exchange rates for such periods, for the Canadian dollar (“CAD” or “C$”), expressed in USD, as quoted by the Bank of Canada:
	September 30, 2023	December 31, 2022	% Change
End of period CAD to USD exchange rate	0.74	0.74	—%
	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change
Average CAD to USD exchange rate	0.75	0.77	(3%)	0.74	0.78	(5%)
Overall Performance
The table below summarizes the Company’s consolidated key financial metrics for the three and nine months ended September 30, 2023 and 2022:
(in millions, unless otherwise noted)	Three Months Ended September 30,		Nine Months Ended September 30,		% Variance
	2023	2022	2023	2022	3 mo. vs 3 mo.	9 mo. vs 9 mo.
Service revenues	$—	$—	$—	$200.4	—	(100%)
Total revenues	$—	$—	$—	$238.5	—	(100%)
Net (loss) income	$(0.6)	$(5.4)	$(3.5)	$437.3	88%	(101%)
Net income margin(1)	—%	—%	—%	218.2%	—	(218.2) pts
Consolidated Adjusted EBITDA(2)	$(0.7)	$(2.4)	$(4.0)	$41.3	69%	(110%)
Consolidated Adjusted EBITDA Margin(2)	—%	—%	—%	20.6%	—	(20.6) pts
Capital expenditures(3)	$—	$—	$—	$32.4	—	(100%)
pts - percentage points
(1)	Net income margin is calculated as Net income divided by service revenues.
(2)
These are non-U.S. GAAP measures and do not have standardized meanings under U.S. GAAP. Therefore, they are unlikely to be comparable to similar measures presented by other companies. For definitions and reconciliation to most directly comparable GAAP financial measures, see “Definitions and Reconciliations of Non-GAAP Measures” in this MD&A.

(3)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, are not included in capital expenditures amounts.

Q3 2023 Highlights
•	Cash and cash equivalents totaled $9.3 million as of September 30, 2023.
•
The Company completed a second distribution to shareholders of the net proceeds of the 2degrees Sale in a total amount of C$27.5 million, equivalent to approximately $20.8 million, during the third quarter of 2023.

•
Corporate operating costs were approximately $0.7 million in the third quarter of 2023, a decrease of 69% compared to $2.4 million (excluding $1.0 million of nonrecurring costs) in the third quarter of 2022.

Results of Operations
Consolidated Revenues
	Nine Months Ended September 30,		% Variance
(in millions)	2023	2022	9 mo. vs 9 mo.
Revenues:
Wireless service revenues	$—	$154.8	(100%)
Fixed broadband service revenues	—	42.5	(100%)
Equipment sales	—	38.1	(100%)
Non-subscriber international long distance and other revenues	—	3.2	(100%)
Total revenues	$—	$238.5	(100%)
The declines in revenue shown in the table above were due to the sale of the Company’s operations in May 2022. There were no revenues for the three months ended September 30, 2022 or for the three and nine months ended September 30, 2023.
Consolidated Operating Expenses (Income)
	Three Months Ended September 30,		Nine Months Ended September 30,		% Variance
(in millions)	2023	2022	2023	2022	3 mo. vs 3 mo.	9 mo. vs 9 mo.
Operating expenses (income):
Cost of service, exclusive of depreciation, amortization and accretion shown separately	$—	$—	$—	$81.0	—%	(100%)
Cost of equipment sales	—	—	—	39.2	—%	(100%)
Sales and marketing	—	—	—	30.8	—%	(100%)
General and administrative	0.7	3.4	4.0	60.4	(78%)	(93%)
Depreciation, amortization and accretion	—	—	—	18.4	—%	(100%)
Loss (gain) on sale of operations and disposal of assets	—	—	—	(457.6)	—%	100%
Total operating expenses (income)	$0.7	$3.4	$4.0	$(227.8)	(78%)	(102%)
The changes in operating expenses (income) were due to the sale of the Company’s operations in May 2022. Operating expenses in 2023 represent expenditures incurred by the Company’s corporate headquarters.
Consolidated Other (Income) Expenses
	Three Months Ended September 30,		Nine Months Ended September 30,		% Variance
(in millions)	2023	2022	2023	2022	3 mo. vs 3 mo.	9 mo. vs 9 mo.
Interest expense	$—	$—	$—	$22.9	—%	(100%)
Change in fair value of warrant liability	—	—	—	(0.1)	—%	100%
Debt extinguishment costs	—	—	—	8.5	—%	(100%)
Other, net	(0.1)	2.0	(0.6)	(13.6)	(105%)	96%
Consolidated Interest Expense
The Company repaid all of its outstanding indebtedness in May 2022; accordingly no interest expense was incurred after such repayment. Interest expense for the nine months ended September 30, 2022 was primarily related to the senior secured notes issued by Trilogy International South Pacific LLC (“TISP”).
Consolidated Change in Fair Value of Warrant Liability
The change in fair value of the warrant liability resulted in income of $0.1 million for the nine months ended September 30, 2022 due to the warrants expiring on February 7, 2022.

Consolidated Debt Extinguishment Costs
Debt extinguishment cost for the nine months ended September 30, 2022 was due to an $8.5 million write-off of deferred finance cost and discounts with respect to the senior secured notes issued by TISP as a result of the prepayment of such notes in May 2022.
Consolidated Other, Net
Other, net income increased $2.1 million and declined $13.0 million for the three and nine months ended September 30, 2023, respectively, compared to the same periods in 2022. The increase for the three months period was primarily due to unrealized foreign exchange losses in 2022 on the balance of the 2degrees Sale proceeds held in escrow which was denominated in NZD. The decline for the nine months ended September 30, 2023 was primarily due to a gain of $16.6 million recognized in 2022 in connection with the change in value of the forward exchange contract that the Company entered into in March 2022 to mitigate exposure to fluctuations in the NZD to USD exchange rate for a portion of the proceeds the Company received from the 2degrees Sale. See Note 6 – Derivative Financial Instruments to the Condensed Consolidated Financial Statements for further information.
Consolidated Income Taxes
	Three Months Ended September 30,		Nine Months Ended September 30,		% Variance
(in millions)	2023	2022	2023	2022	3 mo. vs 3 mo.	9 mo. vs 9 mo.
Income tax expense	$—	$—	$0.1	$11.3	—%	(99%)
Income Tax Expense
Income tax expense declined for the nine months ended September 30, 2023 compared to the same period in 2022 due to the closing of the 2degrees Sale and the NuevaTel Transaction in May 2022.
Business Segment Analysis
The Company historically had two reporting segments (New Zealand (2degrees) and Bolivia (NuevaTel)) that provided a variety of wireless voice and data communications services and fixed broadband communications services.
During the second quarter of 2022, the Company completed the sale of its operations in New Zealand and Bolivia, which represented substantially all of the operating activities of the business. The disposals and comparative historical periods are not presented as discontinued operations since the associated activities represented substantially all of the Company’s net productive assets, business activities and results of operations. Accordingly, they do not meet the definition of a component of an entity that would qualify for discontinued operations presentation because they are not clearly distinguishable from the rest of the entity. Since presentation of discontinued operations is not applicable, the presentation of segment information for New Zealand and Bolivia has been retained.
New Zealand (2degrees)
2degrees launched commercial service in 2009. As described above and as further discussed in Note 2 – Sale of Operations to the Condensed Consolidated Financial Statements, in December 2021, the Company entered into the 2degrees Sale to sell its 73.2% indirect equity interest in 2degrees to Voyage Digital. On May 19, 2022, the 2degrees Sale closed.
New Zealand - Operating Results
	Nine Months Ended September 30,		% Variance
(in millions, unless otherwise noted)	2023	2022	9 mo. vs 9 mo.
Service revenues	$—	$161.0	(100%)
Total revenues	$—	$199.1	(100%)
Segment Adjusted EBITDA	$—	$51.5	(100%)
Segment Adjusted EBITDA Margin(1)	—%	32.0%	(32.0) pts
Capital expenditures(2)	$—	$30.5	(100%)

	Nine Months Ended September 30,		% Variance
(in millions, unless otherwise noted)	2023	2022	9 mo. vs 9 mo.
Capital intensity	—%	18.9%	(18.9) pts
pts - percentage points
(1)	Segment Adjusted EBITDA Margin was calculated as Segment Adjusted EBITDA divided by service revenues.
(2)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, were not included in capital expenditures amounts.

The declines shown in the table above were due to the closing of the 2degrees Sale in May 2022.
Bolivia (NuevaTel)
The Trilogy LLC founders launched NuevaTel in 2000 while they served in senior management roles with Western Wireless. Trilogy LLC subsequently acquired a majority interest in the business in 2006. On March 28, 2022, the Company entered into the NuevaTel Transaction to transfer its 71.5% indirect equity interest in NuevaTel and, on May 14, 2022, the NuevaTel Transaction closed.
Bolivia - Operating Results
	Nine Months Ended September 30,		% Variance
(in millions, unless otherwise noted)	2023	2022	9 mo. vs 9 mo.
Service revenues	$—	$39.3	(100%)
Total revenues	$—	$39.4	(100%)
Segment Adjusted EBITDA	$—	$0.2	(100%)
Segment Adjusted EBITDA Margin(1)	—%	0.5%	(0.5) pts
Capital expenditures(2)	$—	$1.9	(100%)
Capital intensity	—%	4.9%	(4.9) pts
pts - percentage points
(1)	Segment Adjusted EBITDA Margin was calculated as Segment Adjusted EBITDA divided by service revenues.
(2)
Represents purchases of property and equipment excluding purchases of property and equipment acquired through vendor-backed financing and finance lease arrangements. Expenditures related to the acquisition of spectrum licenses, if any, were not included in capital expenditures amounts.

The declines shown in the table above were due to the closing of the NuevaTel Transaction in May 2022.
Selected Financial Information
The following tables set forth our summary consolidated financial data for the periods ended and as of the dates indicated below.
The summary consolidated financial data is derived from the Condensed Consolidated Financial Statements for each of the periods indicated in the following tables.
Differences between amounts set forth in the following tables and corresponding amounts in the Condensed Consolidated Financial Statements and related notes which accompany this MD&A are a result of rounding. Amounts for subtotals, totals and percentage variances presented in the following tables may not sum or calculate using the numbers as they appear in the tables as a result of rounding.

Selected balance sheet information
The following table shows selected consolidated financial data of the Company’s financial position as of September 30, 2023 and December 31, 2022. The table below provides information related to the cause of the changes in financial position by financial statement line item for the period compared.
Consolidated Balance Sheet Data
(in millions, except as noted)	As of September 30, 2023	As of December 31, 2022	Change includes:
Cash and cash equivalents	$9.3	$25.1
Decline is primarily due to $20.3 million of cash distributed to shareholders (net of distribution repaid) in the third quarter of 2023 and $9.3 million of cash used to fund headquarters operating activities, inclusive of severance payments to executives and former employees. These decreases were partially offset by $13.9 million of escrowed proceeds from the 2degrees Sale received in 2023.

% Change	(63%)
Other current assets	0.3	14.7	Decline is primarily driven by the aforementioned escrow proceeds from the 2degrees Sale received in the second quarter of 2023.
% Change	(98%)
Non-current assets	1.2	1.4
% Change	(17%)
Total assets	$10.7	$41.2
Total current liabilities	0.9	7.4	Decline is primarily driven by accrued severance costs paid to executives and former employees in 2023.
% Change	(88%)
Non-current liabilities	0.2	0.3
% Change	(38%)
Total shareholders’ equity	9.6	33.5
Decline is primarily due to a return of capital to shareholders (net of distribution repaid) in the amount of $20.3 million in the third quarter of 2023 and a net loss during the nine months ended September 30, 2023.

% Change	(71%)
Total liabilities and shareholders’ equity	$10.7	$41.2
Selected quarterly financial information
The following table shows selected quarterly financial information prepared in accordance with U.S. GAAP:
(in millions, except per share amounts)	2023			2022				2021
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Service revenues	$—	$—	$—	$—	$—	$69.2	$131.2	$133.8
Equipment sales	—	—	—	—	—	14.0	24.1	35.3
Total revenues	—	—	—	—	—	83.2	155.4	169.1

(in millions, except per share amounts)	2023			2022				2021
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Total operating (expenses) income	(0.7)	(1.4)	(1.8)	(1.9)	(3.4)	380.3	(149.1)	(170.7)
Operating (loss) income	(0.7)	(1.4)	(1.8)	(1.9)	(3.4)	463.5	6.2	(1.6)
Interest expense	—	—	—	—	—	(8.6)	(14.3)	(13.8)
Change in fair value of warrant liability	—	—	—	—	—	—	0.1	(0.1)
Debt extinguishment costs	—	—	—	—	—	(8.5)	—	—
Other, net	0.1	0.2	0.2	1.8	(2.0)	30.2	(14.6)	(7.7)
(Loss) income before income taxes	(0.6)	(1.2)	(1.6)	(0.1)	(5.4)	476.6	(22.6)	(23.2)
Income tax expense	—	—	—	(0.1)	—	(5.2)	(6.2)	(5.3)
Net (loss) income	(0.6)	(1.2)	(1.6)	(0.2)	(5.4)	471.5	(28.8)	(28.5)
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—	(2.5)	(1.1)	0.3
Net (loss) income attributable to TIP Inc.	$(0.6)	$(1.2)	$(1.6)	$(0.2)	$(5.4)	$468.9	$(29.8)	$(28.2)
Net (loss) income attributable to TIP Inc. per share:
Basic	$(0.01)	$(0.01)	$(0.02)	$—	$(0.06)	$5.36	$(0.34)	$(0.33)
Diluted	$(0.01)	$(0.01)	$(0.02)	$—	$(0.06)	$5.31	$(0.34)	$(0.33)
Quarterly Trends and Seasonality
The Company’s operating results varied from quarter to quarter because of changes in general economic conditions and seasonal fluctuations, among other things, in each of the Company’s operations and business segments. Different products and subscribers had unique seasonal and behavioral features. Accordingly, one quarter’s results were not predictive of future performance.
Fluctuations in net income from quarter to quarter resulted from events that were unique or that occurred irregularly, such as losses on the refinance of debt, foreign exchange gains or losses, changes in the fair value of warrant liability and derivative instruments, impairment or sale of assets and operations, changes in income taxes and impact of the COVID-19 pandemic.
New Zealand and Bolivia
Prior to the closing of the 2degrees Sale and the NuevaTel Transaction, trends in New Zealand’s and Bolivia’s service revenues and overall operating performance were affected by:
•	Lower prepaid subscribers due to a shift in focus to postpaid sales;
•	Higher usage of wireless data due to the migration from 3G to 4G Long Term Evolution in Bolivia;
•	Increased competition and changes in the market leading to larger data bundles offered for prices which impacted data ARPU;
•
Stable postpaid churn in New Zealand, which the Company believes was a reflection of the Company’s heightened focus on high-value subscribers, bundled service offerings, and the Company’s enhanced subscriber service efforts;

•	Decreasing voice revenue as rate plans increasingly incorporated more monthly minutes and calling features, such as long distance;
•	Lower roaming revenue due to mobility restrictions associated with the COVID-19 pandemic;
•	Varying handset subsidies as more consumers shifted toward smartphones with the latest technologies;
•	Varying handset costs related to advancement of technologies and reduced supplier rebates or discounts on highly-sought devices;
•	Seasonal promotions which were typically more significant in periods closer to year-end;
•	Subscribers activating and suspending service to take advantage of promotions by the Company or its competitors;

•	Higher voice and data costs related to the increasing number of subscribers, or, alternatively, a decline in costs associated with a decline in voice usage;
•	Higher costs associated with the retention of high-value subscribers; and
•	Decline in gross subscriber additions due to decreased commercial activity resulting from COVID-related societal restrictions and economic contraction.
Trends in New Zealand’s service revenues and operating performance that were unique to its fixed broadband business included:
•	Higher internet subscription fees as subscribers increasingly upgraded to higher-tier speed plans, including those with unlimited usage;
•	Subscribers bundling their service plans at a discount;
•	Fluctuations in retail broadband pricing and operating costs influenced by government-regulated copper wire services pricing and changing consumer and competitive demands;
•	Availability of fiber services in a particular area or general network coverage; and
•	Individuals swapping technologies as fiber became available in their connection area.
Liquidity and Capital Resources Measures
As of September 30, 2023, the Company had $9.3 million in cash and cash equivalents, including approximately C$0.2 million for ongoing costs denominated in that currency. As of December 31, 2022, the Company had $25.1 million in cash and cash equivalents. The decline in the cash balance from December 31, 2022 to September 30, 2023 was primarily due to the return of capital distribution in July 2023 and cash used in operating activities partially offset by the proceeds of the 2degrees Sale received in the second quarter of 2023.
In July 2023, the Company completed a return of capital distribution to shareholders pursuant to the plan of liquidation that was adopted by the Board on June 10, 2022. The return of capital distribution was C$0.31 per Common Share, representing an aggregate amount of approximately C$27.5 million (approximately $20.8 million). The ultimate liquidation of the Company will be subject to a shareholder vote and the satisfaction of certain other legal requirements.
Following this distribution, the Company had $9.3 million of cash at September 30, 2023 as a reserve for the payment of expenses for continued financial reporting and other compliance obligations through May 2028, when its remaining indemnification obligations related to the 2degrees Sale are scheduled to expire. The cash reserve will also be utilized for the payment of indemnification claims, if any, that may arise from the transaction but are not funded by the warranty insurance policy purchased in connection with the 2degrees Sale. The Company expects that any cash reserve remaining after the expiration of the indemnification claim period (and the payment of any claims) will be distributed to shareholders and that the Company will thereafter dissolve.
The Company expects that it will be required to comply with Canadian and U.S. public company reporting obligations through the six-year indemnification period following the closing of the 2degrees Sale. During the period in which the Company continues to report publicly, we will be responsible for maintaining appropriate processes and controls around financial reporting. However, given the significantly reduced risk profile of the Company following the 2degrees Sale and the NuevaTel Transaction, we have reduced our cost structure, with a significant portion of the workforce having ceased employment with the Company in September 2022, and we have retained only a limited number of resources to ensure compliance with ongoing regulatory and audit requirements. The Company has also negotiated with service providers to ensure a significant reduction in costs going forward.
Accordingly, management believes that our working capital will be adequate to meet the Company’s requirements for the next twelve months following the date of this MD&A. With the sale of our operations, the Company no longer has material cash requirements to fund capital expenditures or significant contractual obligations.

Selected cash flows information
The following table summarizes the Condensed Consolidated Statement of Cash Flows for the periods indicated:
	Nine Months Ended September 30,		% Variance
(in millions)	2023	2022	2023 vs 2022
Net cash (used in) provided by
Operating activities	$(9.3)	$(7.2)	(30%)
Investing activities	13.9	505.3	(97%)
Financing activities	(20.3)	(537.3)	96%
Net decrease in cash, cash equivalents and restricted cash	$(15.8)	$(39.2)	60%
Cash flow used in operating activities
Cash flow used in operating activities increased by $2.1 million for the nine months ended September 30, 2023, compared to the same period in 2022, primarily due to the sales of our operations in the second quarter of 2022. Cash flow used in operating activities for the nine months ended September 30, 2023 was primarily related to the activities at headquarters, including severance payments to executives and former employees.
Cash flow provided by investing activities
Cash flow provided by investing activities decreased by $491.4 million for the nine months ended September 30, 2023, compared to the same period in 2022, primarily due to the $552.2 million proceeds received in 2022 from the sales of our operations, inclusive of proceeds from a forward exchange contract of $16.6 million, net of cash sold of $51.1 million.
Cash flow used in financing activities
Cash flow used in financing activities declined by $516.9 million for the nine months ended September 30, 2023, compared to the same period in 2022, primarily driven by $421.5 million payments of debt and financing obligations, net of proceeds in 2022 with no such payments in 2023. Cash flow used in financing activities was also affected by a return of capital distribution to shareholders, net of distribution repaid, in the amount of $113.0 million in 2022 as compared to $20.3 million in 2023. See Note 7 – Equity to the Condensed Consolidated Financial Statements for additional information regarding the return of capital distributions.
Contractual obligations
As a result of the sales of its operations in the second quarter of 2022, the Company no longer has any significant contractual obligations as of September 30, 2023.
Effect of inflation
The Company’s management believes inflation has not had a material effect on its financial condition or results of operations in recent years.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that would have a material effect on the Company’s Condensed Consolidated Financial Statements as of September 30, 2023.
Transactions with Related Parties
The Company has not engaged in any related party transactions or arrangements during the three and nine months ended September 30, 2023. For additional information on related party transactions, see Note 20 – Related Party Transactions to our Consolidated Annual Financial Statements.
Critical Accounting Estimates
There have been no material changes to our critical accounting policies and estimates from the information provided in the MD&A section in our 2022 Annual Report.

Recent Accounting Pronouncements
The effects of recently issued accounting standards are discussed in Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies to the Condensed Consolidated Financial Statements.
Changes in Accounting Policies Including Initial Adoption
Other than the adoption of new accounting standards, as discussed in Note 1 – Description of Business Basis of Presentation and Summary of Significant Accounting Policies to the Condensed Consolidated Financial Statements, there have been no other changes in the Company’s accounting policies.
Financial Instruments and Other Instruments
The Company considers the management of financial risks to be an important part of its overall corporate risk management policy. The Company uses derivative financial instruments to manage existing exposures, irrespective of whether such relationships were formally documented as hedges in accordance with hedge accounting requirements. This is further described in the Condensed Consolidated Financial Statements (see Note 6 – Derivative Financial Instruments to the Condensed Consolidated Financial Statements).
Definitions and Reconciliations of Non-GAAP Measures
The Company reports certain non-U.S. GAAP measures that are used to evaluate the performance of the Company and to manage its capital structure. Non-U.S. GAAP measures do not have any standardized meaning under U.S. GAAP and therefore may not be comparable to similar measures presented by other issuers. Securities regulations require such measures to be clearly defined and reconciled with their most directly comparable U.S. GAAP measure.
Consolidated Adjusted EBITDA and Adjusted EBITDA Margin
Consolidated Adjusted EBITDA (“Adjusted EBITDA”) represents Net (loss) income (the most directly comparable U.S. GAAP measure) excluding amounts for: income tax expense; interest expense; depreciation, amortization and accretion; equity-based compensation (recorded as a component of General and administrative expense); loss (gain) on sale of operations and disposal of assets; and all other non-operating income and expenses. Net (loss) income margin is calculated as Net (loss) income divided by service revenues. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by service revenues. Adjusted EBITDA and Adjusted EBITDA Margin are common measures of operating performance in the telecommunications industry. The Company’s management believes Adjusted EBITDA and Adjusted EBITDA Margin are helpful measures because they allow management to evaluate the Company’s performance by removing from its operating results items that do not relate to core operating performance. The Company’s management believes that certain investors and analysts use Adjusted EBITDA to value companies in the telecommunications industry. The Company’s management believes that certain investors and analysts also use Adjusted EBITDA and Adjusted EBITDA Margin to evaluate the performance of the Company’s business. Adjusted EBITDA and Adjusted EBITDA Margin have no directly comparable U.S. GAAP measure. The following table provides a reconciliation of Adjusted EBITDA to the most comparable financial measure reported under U.S. GAAP, Net (loss) income.
Consolidated Adjusted EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions)	2023	2022	2023	2022
Net (loss) income	$(0.6)	$(5.4)	$(3.5)	$437.3
Interest expense	—	—	—	22.9
Depreciation, amortization and accretion	—	—	—	18.4
Debt extinguishment costs	—	—	—	8.5
Change in fair value of warrant liability	—	—	—	(0.1)
Income tax expense	—	—	0.1	11.3
Other, net	(0.1)	2.0	(0.6)	(13.6)
Equity-based compensation	—	—	—	3.6

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions)	2023	2022	2023	2022
Loss (gain) on sale of operations and disposal of assets	—	—	—	(457.6)
Transaction and other nonrecurring costs(1)	—	1.0	—	10.6
Consolidated Adjusted EBITDA	$(0.7)	$(2.4)	$(4.0)	$41.3
Net (loss) income margin (Net (loss) income divided by service revenues)	—%	—%	—%	218.2%
Consolidated Adjusted EBITDA Margin	—%	—%	—%	20.6%
(Consolidated Adjusted EBITDA divided by service revenues)
(1)
2022 includes $7.1 million costs recorded at corporate headquarters of which $6.5 million are related to severance costs. 2022 also includes $2.1 million of costs incurred in connection with the 2degrees Sale and $1.3 million of costs related to the NuevaTel Transaction for the nine months ended September 30, 2022. See Note 2 - Sale of Operations to the Condensed Consolidated Financial Statements for further information.

Key Industry Performance Measures – Definitions
The following measures are industry metrics that management historically found useful in assessing the operating performance of the Company, and are often used in the wireless telecommunications industry, but do not have a standardized meaning under U.S. GAAP:
•
Wireless data revenues (“data revenues”) is a component of wireless service revenues that includes the use of web navigation, multimedia messaging service and value-added services by subscribers over the wireless network through their devices.

•
Wireless service revenues (“wireless service revenues”) is a component of total revenues that excludes fixed broadband revenues, equipment sales and non-subscriber international long distance revenues; it captures wireless performance and is the basis for the blended wireless ARPU calculations.

•
Wireless data average revenue per wireless user (“data ARPU”) is calculated by dividing monthly data revenues during the relevant period by the average number of wireless subscribers during the period.

•	Service revenues (“service revenues”) is a component of total revenues that excludes equipment sales.
•
Churn (“churn”) is the rate at which existing subscribers cancel their services, or are suspended from accessing the network, or have no revenue generating event within the most recent 90 days, expressed as a percentage. Subscribers that subsequently have their service restored within a certain period of time are presented net of disconnections which may result in a negative churn percentage in certain periods. Churn is calculated by dividing the number of subscribers disconnected by the average subscriber base. It is a measure of monthly subscriber turnover.

•
Capital intensity (“capital intensity”) represents purchases of property and equipment divided by total service revenues. The Company’s capital expenditures do not include expenditures on spectrum licenses. Capital intensity allows the Company to compare the level of the Company’s additions to property and equipment to those of other companies within the same industry.

ANNEX I

ADDITIONAL INFORMATION ABOUT THE FILING PERSONS
Unless otherwise noted below, neither the filing persons identify on this Annex I, nor any of their directors, executive officers, partners (if a general partnership), general partners (if a limited partnership) or control persons, each as identified below, (i) have been convicted in a criminal proceeding during the past 5 years, or (ii) is now or has been, within the past 5 years, a party to any judicial or administrative proceeding that resulted in a judgement, final order or decree enjoining the person from future violations of federal/state securities laws or otherwise finding a violation of such laws.
TRILOGY INTERNATIONAL PARTNERS INC.
Unless otherwise noted below, the principal business address of the following individuals is 155 108th Avenue NE, Suite 400, Bellevue, WA 98004.
Executive Officers
Bradley J. Horwitz, Washington, United States, Chief Executive Officer, Chief Financial Officer and Director
Bradley J. Horwitz is the Company’s President and Chief Executive Officer. He was a Co-Founder of Trilogy LLC and was its President and Chief Executive Officer from 2005 until the completion of the Arrangement with the Company in 2017. Mr. Horwitz has been involved in the wireless industry since 1983, spending 13 years at McCaw Cellular where he held various management positions: he served as Director of Sales and Marketing from 1983 to 1986, Director of Paging Operations from 1986 to 1990, Director of Business Development from 1990 to 1992, and Vice President of International Operations from 1992 to 1994. After the sale of McCaw to the AT&T Corporation in 1994, Mr. Horwitz joined the management team of Western Wireless. Mr. Horwitz was Executive Vice President of Western Wireless and President of Western Wireless International until Western Wireless was acquired by Alltel Corporation in 2005. Mr. Horwitz led Western Wireless’s expansion into 11 international markets with operations in Europe, Eastern Europe, Africa, Latin America, and the Caribbean. Mr. Horwitz is the Chairman of the Board of Directors of Hong Kong Broadband, a publicly listed provider of fiber services in Hong Kong, and serves on the boards of the Center for Global Development and the Mobile Giving Foundation.
Scott Morris, Washington, United States, Senior Vice President, General Counsel and Corporate Secretary
Mr. Morris has been Trilogy LLC’s Senior Vice President and General Counsel since it commenced operations in 2006. Before joining Trilogy LLC in 2006, Mr. Morris served as General Counsel of Western Wireless International in 2005. From 2000 to 2004, he was Senior Vice President and General Counsel for Terabeam Corporation, a manufacturer of broadband wireless equipment. Previously he was Senior Vice President – External Affairs for AT&T Wireless and held senior legal and government affairs positions at McCaw Cellular and Viacom Cable. After graduating from University of California College of the Law San Francisco (formerly Hastings College of the Law), he joined the Federal Trade Commission in Washington, D.C., where he served as an attorney-advisor to the chairman of the Commission.
Board of Directors
John W. Stanton, Washington, United States, Chairman of the Board
John W. Stanton was a Co-Founder and Chairman of the Management Committee of Trilogy LLC from 2005 until the completion of the Arrangement with the Company in 2017. Mr. Stanton served as a director of McCaw Cellular Communications (“McCaw Cellular”) from 1986 to 1994, and as a director of LIN Broadcasting from 1990 to 1994, during which time it was a publicly traded company. From 1983 to 1991, Mr. Stanton served in various capacities with McCaw Cellular; he was Vice Chairman of the Board of McCaw Cellular from 1988 to September 1991 and Chief Operating Officer of McCaw Cellular from 1985 to 1988. He was Chairman of the Board of Directors and Chief Executive Officer of Western Wireless and its predecessors from 1992 until Alltel Corporation’s acquisition of Western Wireless in 2005. Western Wireless was one of the largest providers of rural wireless communications services in the United States and through its subsidiary, Western Wireless International Corporation, was licensed to provide wireless communications services in 11 countries in Europe, Eastern Europe, Africa, Latin America, and the Caribbean. Mr. Stanton was Chairman of the Board of Directors of T-Mobile USA from 1994 to 2004 and Chief Executive Officer of T-Mobile USA from February 1998 to March 2003. Mr. Stanton served as a director of Clearwire
I-1

Corporation from 2008 to 2013, and was Chairman of the Board of Directors of Clearwire Corporation from January 2011 to July 2013. Mr. Stanton serves on the boards of directors of Microsoft Corporation and Costco Wholesale Corporation, both of which are publicly traded companies. Mr. Stanton is also currently the Chairman and Managing Partner of First Avenue Entertainment LLLP, which owns the Seattle Mariners, a Major League Baseball team. Mr. Stanton has a bachelor’s degree in political science from Whitman College and an MBA from Harvard University.
Bradley J. Horwitz, Washington, United States, Chief Executive Officer, Chief Financial Officer and Director
A biography for Mr. Horwitz can be found under “Trilogy International Partners Inc. – Executive Officers” above.
Mark Kroloff, Alaska, United States, Director
Mark Kroloff is the Managing Member of First Alaskan Capital Partners, LLC, a private investment firm. He served as a director of General Communication Inc., an integrated telecommunications provider, until its acquisition by Liberty Ventures. He served as a board observer of Nova ehf, an Icelandic telecommunications provider. Previously, Mr. Kroloff served as the General Counsel and later as the Chief Operating Officer of Cook Inlet Region, Inc., at that time one of the largest minority-owned wireless, radio, and television providers in the U.S. Mr. Kroloff is a lawyer who began his career with the firm of Munger, Tolles & Olson LLP in Los Angeles. He received his B.A. from Claremont McKenna College and his J.D. from the University of Texas School of Law.
Andrew Davies, Auckland, New Zealand, Director
Andrew M. Davies (Drew) is the Chief Financial Officer of Rakon Limited, a global high technology manufacturer of frequency control and timing solutions for the telecommunications, space, positioning and defense industries and is publicly listed on the NZX stock exchange. He has previously served as a Director of 2degrees in New Zealand from 2017 through 2019 and as a Director for Nuevatel in Bolivia from 2014 to 2019. Mr. Davies served as Chief Financial Officer of the Company from 2013 through 2016 and then as Executive Vice President of Corporate Development from 2016 through 2018, before becoming Chief Financial Officer of 2degrees in 2019. Mr. Davies has over 30 years of mobile telecommunications industry experience starting with McCaw Cellular in 1992, followed by AT&T Wireless and T-Mobile USA. He received his B.A. with an accounting concentration from the University of Washington and is a Certified Public Accountant.
SG ENTERPRISES II, LLC
Unless otherwise noted below, the principal business address of the following individuals is 155 108th Avenue NE, Suite 400, Bellevue, WA, 98004.
Members
John W. Stanton
A biography for Mr. Stanton can be found under “Trilogy International Partners Inc. – Board of Directors” above.
Theresa E. Gillespie
Theresa E. Gillespie was a Co-Founder of Trilogy LLC and a member of its Management Committee from 2005 until the completion of the Arrangement with TIP Inc. in 2017. Ms. Gillespie served as Executive Vice President of Western Wireless from May 1999 until February 2003, Senior Vice President of Western Wireless from May 1997 until May 1999 and Chief Financial Officer of Western Wireless and one of its predecessors from 1991 to 1997. Since 1988, Ms. Gillespie has been Chief Financial Officer of several entities that Ms. Gillespie and Mr. Stanton control. From 1986 to 1987, Ms. Gillespie was Senior Vice President and Controller of McCaw Cellular. From 1976 to 1986, Ms. Gillespie was employed by a national public accounting firm. Ms. Gillespie has a bachelor’s degree from the University of Washington in business administration with a concentration in accounting. Ms. Gillespie was a member of the Company’s Board from February 7, 2017 to December 23, 2022.
I-2

ANNEX J
INTERIM ORDER
No. S241103
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
TRILOGY INTERNATIONAL PARTNERS INC
AND SG ENTERPRISES II, LLC

TRILOGY INTERNATIONAL PARTNERS INC.
PETITIONER
ORDER MADE AFTER APPLICATION
BEFORE	)	20/Feb/2024
)
)
ON THE APPLICATION of the Petitioner, Trilogy International Partners Inc. (“Trilogy”), for an Interim Order pursuant to its Petition filed on February 15, 2024.
[x]
without notice coming on for hearing at Vancouver, British Columbia on February 20, 2024, and on hearing Isaias Loten, counsel for the Petitioner and upon reading the Petition herein and the Affidavit of Bradley J. Horwitz sworn on February 15, 2024 and filed herein (the “Horwitz Affidavit”);

THIS COURT ORDERS THAT:
DEFINITIONS
1. As used in this Interim Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the proxy statement and management information circular (collectively, the “Circular”) attached as Exhibit “A” to the Horwitz Affidavit.
MEETING
2. Pursuant to Sections 186, 288, 289, 290 and 291 of the Business Corporations Act, S.B.C., 2002, c. 57, as amended (the “BCBCA”), Trilogy is authorized and directed to call, hold and conduct a special meeting of the holders of common shares of Trilogy (the “Trilogy Shares”, the holders of which are the “Trilogy Shareholders”) to be held virtually via live webcast at https://virtual-meetings.tsxtrust.com/en/1580 at 9:30 a.m. (Pacific Time) on March 25, 2024 (the “Meeting”):
(a)
to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) of the Trilogy Shareholders approving an arrangement (the “Arrangement”) under Division 5 of Part 9 of the BCBCA, the full text of which is set forth in Annex “D” to the Circular; and

(b)	to transact such further or other business, including amendments to the foregoing, as may properly be brought before the Meeting or any adjournment or postponement thereof.
3. The Meeting will be called, held and conducted in accordance with the BCBCA, the articles of Trilogy and the Circular subject to the terms of this Interim Order, and any further order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order.

ADJOURNMENT
4. Notwithstanding the provisions of the BCBCA and the articles of Trilogy, and subject to the terms of the Arrangement Agreement, Trilogy, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Trilogy Shareholders respecting such adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments or postponements will be given by news release, newspaper advertisement, or by notice sent to Trilogy Shareholders by one of the methods specified in paragraph 9 of this Interim Order.
5. The Record Date (as defined in paragraph 7 below) will not change in respect of any adjournments or postponements of the Meeting.
AMENDMENTS
6. Prior to the Meeting, Trilogy is authorized to make such amendments, revisions or supplements to the proposed Arrangement and the Plan of Arrangement, in accordance with the terms of the Arrangement Agreement, without any additional notice to the Trilogy Shareholders, and the Arrangement and Plan of Arrangement as so amended, revised and supplemented will be the Arrangement and Plan of Arrangement submitted to the Meeting, and the subject of the Arrangement Resolution.
RECORD DATE
7. The record date for determining the Trilogy Shareholders entitled to receive notice of, attend and vote at the Meeting will be the close of business on January 26, 2024 (the “Record Date”).
NOTICE OF MEETING
8. The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and Trilogy will not be required to send to the Trilogy Shareholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA.
9. The Circular, the form of proxy, letter of transmittal, voting instruction form, and the Notice of Hearing of Petition (collectively referred to as the “Meeting Materials”), in substantially the same form as contained in Exhibits “A”, “B” and “C” to the Horwitz Affidavit, with such deletions, amendments or additions thereto as counsel for Trilogy may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, will be sent to:
(a)
the registered Trilogy Shareholders as they appear on the central securities register of Trilogy or the records of its registrar and transfer agent as at the close of business on the Record Date, the Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery or transmittal and the date of the Meeting, by one or more of the following methods:

(i)	by prepaid ordinary or air mail addressed to the Trilogy Shareholders at their addresses as they appear in the applicable records of Trilogy or its registrar and transfer agent as at the Record Date;
(ii)	by delivery in person or by courier to the addresses specified in paragraph 9 (a)(i) above; or
(iii)
by email or facsimile transmission to any Trilogy Shareholder who has previously identified himself, herself or itself to the satisfaction of Trilogy acting through its representatives, who requests such email or facsimile transmission and then in accordance with such request;

(b)
in the case of non-registered Trilogy Shareholders, by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to such beneficial owners in accordance with the procedures prescribed by National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer at least three (3) Business Days prior to the twenty-first (21st) day prior to the date of the Meeting; and

(c)
the directors and auditors of Trilogy by mailing the Meeting Materials by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal;

and substantial compliance with this paragraph will constitute good and sufficient notice of the Meeting.

10. Accidental failure of or omission by Trilogy to give notice to any one or more Trilogy Shareholders or any other persons entitled thereto, or the non-receipt of such notice by one or more Trilogy Shareholders or any other persons entitled thereto, or any failure or omission to give such notice as a result of events beyond the reasonable control of Trilogy (including, without limitation, any inability to use postal services), will not constitute a breach of this Interim Order or a defect in the calling of the Meeting, and will not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Trilogy, then it will use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.
11. Provided that notice of the Meeting is given and the Meeting Materials are provided to the Trilogy Shareholders and other persons entitled thereto in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the meeting is waived.
DEEMED RECEIPT OF NOTICE
12. The Meeting Materials will be deemed, for the purposes of this Interim Order, to have been served upon and received:
(a)	in the case of mailing pursuant to paragraph 9(a)(i) above, the day, Saturdays, Sundays and holidays excepted, following the date of mailing;
(b)
in the case of delivery in person pursuant to paragraph 9(a)(ii) above, the day following personal delivery or, in the case of delivery by courier, the day following delivery to the person’s address in paragraph 9 above; and

(c)	in the case of any means of transmitted, recorded or electronic communication pursuant to paragraph 9(a)(iii) above, when dispatched or delivered for dispatch.
UPDATING MEETING MATERIALS
13. Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials may be communicated to the Trilogy Shareholders or other persons entitled thereto by news release, newspaper advertisement or by notice sent to the Trilogy Shareholders or other persons entitled thereto by any of the means set forth in paragraph 9 of this Interim Order, as determined to be the most appropriate method of communication by the Board of Directors of Trilogy.
QUORUM AND VOTING
14. The quorum required at the Meeting will be two persons who are, or who represent by proxy, Trilogy Shareholders who, in the aggregate, hold Trilogy Shares to which are attached at least 20% of the votes attached to all of the issued Trilogy Shares entitled to voting rights at the Meeting.
15. The vote required to pass the Arrangement Resolution will be:
(a)
the affirmative vote of at least 66 2∕3% of the votes cast by Trilogy Shareholders present in person or represented by proxy and entitled to vote at the Meeting on the basis of one vote per Trilogy Share held; and

(b)
the affirmative vote of a simple majority of the votes cast by Trilogy Shareholders present in person or represented by proxy and entitled to vote at the Meeting on the basis of one vote per Trilogy Share held, excluding votes cast by Trilogy Shareholders required to be excluded pursuant to Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

16. In all other respects, the terms, restrictions and conditions set out in the articles of Trilogy will apply in respect of the Meeting.
PERMITTED ATTENDEES
17. The only persons entitled to attend at the Meeting will be (i) the Trilogy Shareholders or their respective proxyholders as of the Record Date, (ii) beneficial holders of Trilogy Shares who have not appointed themselves as proxyholders, (iii) Trilogy’s directors, officers, auditors and advisors, (iv) representatives of the Purchaser, and (v) any other person admitted on the invitation of the Chair of the Meeting or with the consent of the Chair of the Meeting, and the only persons entitled to be represented and to vote at the Meeting will be the Trilogy Shareholders, as at the close of business on the Record Date, or their respective proxyholders.

SCRUTINEERS
18. Representatives of Trilogy’s registrar and transfer agent (or any agent thereof) are authorized to act as scrutineers for the Meeting.
SOLICITATION OF PROXIES
19. Trilogy is authorized to use the form of proxy and letter of transmittal in connection with the Meeting, in substantially the same form as attached as Exhibit “B” to the Horwitz Affidavit and Trilogy may in its discretion waive generally the time limits for deposit of proxies by Trilogy Shareholders if Trilogy deems it reasonable to do so. Trilogy is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.
20. The procedure for the use of proxies at the Meeting will be as set out in the Meeting Materials.
DISSENT RIGHTS
21. Each registered Trilogy Shareholder will have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Sections 237-247 of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order.
22. Registered Trilogy Shareholders will be the only Trilogy Shareholders entitled to exercise rights of dissent. A beneficial holder of Trilogy Shares registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered Trilogy Shareholder to dissent on behalf of the beneficial holder of Trilogy Shares or, alternatively, make arrangements to become a registered Trilogy Shareholder.
23. In order for a registered Trilogy Shareholder to exercise such right of dissent (the “Dissent Right”):
(a)
a Trilogy Shareholder intending to exercise a Dissent Right (a “Dissenting Trilogy Shareholder”) must deliver a written notice of dissent which must be received by Trilogy c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com, not later than 5:00 p.m. (Pacific Time) on March 21, 2024, or, in the case of any adjournment or postponement of the Meeting, the date which is two business days prior to the date of the Meeting; a vote against the Arrangement Resolution or an abstention will not constitute written notice of dissent;

(b)	a Dissenting Trilogy Shareholder must not have voted his, her or its Trilogy Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;
(c)	a Dissenting Trilogy Shareholder must dissent with respect to all of the Trilogy Shares held by such person; and
(d)	the exercise of such Dissent Right must otherwise comply with the requirements of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, this Interim Order and the Final Order.
24. Notice to the Trilogy Shareholders of their Dissent Right with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Circular to be sent to Trilogy Shareholders in accordance with this Interim Order.
25. Subject to further order of this Court, the rights available to the Trilogy Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Trilogy Shareholders with respect to the Arrangement.
APPLICATION FOR FINAL ORDER
26. Upon the approval, with or without variation, by the Trilogy Shareholders of the Arrangement, in the manner set forth in this Interim Order, Trilogy may apply to this Court for, inter alia, an order:
(a)	pursuant to BCBCA Sections 291(4)(a) and 295, approving the Arrangement; and
(b)
pursuant to BCBCA Section 291(4)(c) declaring that the terms and conditions of the Arrangement, and the exchange of securities for cash consideration to be effected by the Arrangement, are procedurally and substantively fair and reasonable to those who will receive cash consideration in the exchange (collectively, the “Final Order”), and the hearing of the Final Order will be held on March 27, 2024, at 9:45 a.m. (Pacific Time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard, or at such other date and time as this Court may direct.
27. The form of Notice of Hearing of Petition attached to the Horwitz Affidavit as Exhibit “C” is hereby approved as the form of Notice of Proceedings for such approval. Any Trilogy Shareholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order, subject to the terms of this Interim Order.
28. Any Trilogy Shareholder seeking to appear at the hearing of the application for the Final Order must:
(a)
file and deliver a Response to Petition (a “Response”) in the form prescribed by the Supreme Court Civil Rules, and a copy of all affidavits or other materials upon which they intend to rely, to the Petitioner’s solicitors at:

Blake, Cassels & Graydon LLP
Barristers and Solicitors
1133 Melville Street
Suite 3500, The Stack
Vancouver, BC V6E 4E5

Attention: Alexandra Luchenko
by or before 4:00 p.m. (Vancouver time) on March 25, 2024.
29. Sending the Notice of Hearing of Petition and this Interim Order in accordance with paragraph 9 of this Interim Order will constitute good and sufficient service of this proceeding and no other form of service need be made and no other material need be served on persons in respect of these proceedings. In particular, service of the Petition herein and the accompanying Affidavit and additional Affidavits as may be filed, is dispensed with.
30. In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need be provided with notice of the adjourned hearing date and any filed materials.
VARIANCE
31. Trilogy will be entitled, at any time, to apply to vary this Interim Order or for such further order or orders as may be appropriate.
32. To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, applicable Securities Laws or the articles of Trilogy, this Interim Order will govern.
THE FOLLOWING PARTIES APPROVE THE FORM OF THIS INTERIM ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:
/s/ Isaias Loten
Signature of lawyer for Petitioner
Isaias Loten
BY THE COURT

/s/ Associate Judge Bilawich
REGISTRAR

No.
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
TRILOGY INTERNATIONAL PARTNERS INC.
AND SG ENTERPRISES II, LLC

TRILOGY INTERNATIONAL PARTNERS INC.
PETITIONER
ORDER MADE AFTER APPLICATION
Isaias Loten
Blake, Cassels & Graydon LLP
Barristers and Solicitors
1133 Melville Street
Suite 3500, The Stack
Vancouver, BC V6E 4E5
(604) 631-3300

Agent: Dye & Durham

ANNEX K
PETITION AND NOTICE OF HEARING
No.
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
TRILOGY INTERNATIONAL PARTNERS INC.
AND SG ENTERPRISES II, LLC
TRILOGY INTERNATIONAL PARTNERS INC.
PETITIONER
NOTICE OF HEARING OF PETITION
To:   The holders of common shares in the capital of Trilogy International Partners Inc. (the “Trilogy Shares”, the holders of which are the “Trilogy Shareholders”)
NOTICE IS HEREBY GIVEN that a Petition has been filed by the Petitioner, Trilogy International Partners Inc. (“Trilogy”) in the Supreme Court of British Columbia (the “Court”) for approval of a plan of arrangement (the “Arrangement”), pursuant to the Business Corporations Act, S.B.C., 2002, c. 57, as amended (the “BCBCA”);
AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application, pronounced by the Court on February 20, 2024, the Court has given directions as to the calling of a special meeting of the Trilogy Shareholders, for the purpose of, among other things, considering, and voting upon the special resolution to approve the Arrangement;
AND NOTICE IS FURTHER GIVEN that an application for a Final Order approving the Arrangement and for a determination that the terms and conditions of the Arrangement and the exchange of Trilogy Share for cash consideration to be effected thereby is procedurally and substantively fair and reasonable to the Trilogy Shareholders, and shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on March 27, 2024 at 9:45 am (Vancouver time), or as soon thereafter as counsel may be heard (the “Final Application”).
IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the Final Application if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition (“Response”) in the form prescribed by the Supreme Court Civil Rules, together with any affidavits and other material on which that person intends to rely at the hearing of the Final Application, and delivered a copy of the filed Response, together with all affidavits and other material on which such person intends to rely at the hearing of the Final Application, including an outline of such person’s proposed submissions, to the Petitioner at its address for delivery set out below by or before 4:00 p.m. (Vancouver time) on March 25, 2024.
The Petitioner’s address for delivery is:
BLAKE, CASSELS & GRAYDON LLP
Barristers and Solicitors
1133 Melville Street
Suite 3500, The Stack
Vancouver, BC V6E 4E5

Attention: Alexandra Luchenko

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of “Response” as aforesaid. You may obtain a form of “Response” at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.
AT THE HEARING OF THE FINAL APPLICATION the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.
IF YOU DO NOT FILE A RESPONSE and attend either in person or by counsel at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the Trilogy Shareholders.
A copy of the said Petition and other documents in the proceeding will be furnished to any Trilogy Shareholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out above.
Date: February 15, 2024	/s/ Alexandra Luchenko
Signature of lawyer for Petitioner
Alexandra Luchenko

No.
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
TRILOGY INTERNATIONAL PARTNERS INC.
AND SG ENTERPRISES II, LLC
TRILOGY INTERNATIONAL PARTNERS INC.
PETITIONER
PETITION TO THE COURT
The address of the registry is: 800 Smithe Street, Vancouver, BC, V6Z 2E1
The Petitioner estimates that the hearing of the petition will take 20 minutes.
This matter is not an application for judicial review.
This proceeding is brough for the relief set out in Part 1 below, by
Trilogy International Partners Inc. (the petitioner)
If you intend to respond to this petition, you or your lawyer must
(a)	file a response to petition in Form 67 in the above-named registry of this court within the time for response to petition described below, and
(b)	serve on the petitioner(s)
(i)	2 copies of the filed response to petition, and
(ii)	2 copies of each filed affidavit on which you intend to rely at the hearing.
Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the response to petition within the time for response.
Time for response to petition
A response to petition must be filed and served on the petitioner,
(a)	if you were served with the petition anywhere in Canada, within 21 days after that service,
(b)	if you were served with the petition anywhere in the United States of America, within 35 days after that service,
(c)	if you were served with the petition anywhere else, within 49 days after that service, or
(d)	if the time for response has been set by order of the court, within that time.
(1)	The ADDRESS FOR SERVICE of the petitioner is: Blake, Cassels & Graydon LLP Barristers and Solicitors 1133 Melville Street Suite 3500, The Stack Vancouver, BC V6E 4E5 Attention: Alexandra Luchenko
Fax number address for service (if any) of the petitioner: N/A

E-mail address for service (if any) of the petitioner: Vancouver.service@blakes.com and alexandra.luchenko@blakes.com
(2)
The name and office address of the petitioner’s lawyer is:
Blake, Cassels & Graydon LLP
Barristers and Solicitors
1133 Melville Street
Suite 3500, The Stack
Vancouver, BC V6E 4E5
Attention: Alexandra Luchenko

CLAIM OF THE PETITIONER
Part 1: ORDERS SOUGHT
The Petitioner, Trilogy International Partners Inc. (“Trilogy”), applies for:
1. An order (the “Interim Order”) pursuant to sections 186 and 288 to 297 of the Business Corporations Act, S.B.C., 2002, c. 57, as amended (the “BCBCA”) in the form attached as Appendix “A” to this Petition;
2. An order (the “Final Order”) pursuant to sections 288-297 of the BCBCA:
(a)
approving an arrangement (the “Arrangement”), more particularly described in the plan of arrangement (the “Plan of Arrangement”), involving Trilogy and SG Enterprises II, LLC (“SG Enterprises”). The Plan of Arrangement is attached as Annex “E” to the proxy statement and management information circular (collectively, the “Circular”), attached as Exhibit “A” to the Affidavit of Bradley J. Horwitz sworn on February 15, 2024, and filed herein (the “Horwitz Affidavit”); and,

(b)
declaring that the terms and conditions of the Arrangement and the exchange of securities for cash consideration to be effected thereby are procedurally and substantively fair and reasonable to those who will receive cash consideration in the exchange; and

3. Such further and other relief as counsel for the Petitioner may advise and the Court may deem just.
Part 2: FACTUAL BASIS
DEFINITIONS
1. As used in this Petition, unless otherwise defined herein, terms beginning with capital letters have the respective meanings set out in the Circular.
THE PETITIONER
2. Trilogy’s address for service for the purpose of this proceeding is at Suite 3500 – 1133 Melville Street, Vancouver, British Columbia, Canada, V6E 4E5.
3. Trilogy is company continued under the laws of British Columbia with a head office located at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004, USA. Trilogy formerly owned wireless and fixed broadband telecommunications subsidiaries in New Zealand and Bolivia before Trilogy disposed of substantially all of its assets in May 2022. Trilogy ceased to have any active business following May 2022.
4. The common shares in the capital of Trilogy (the “Trilogy Shares”) are listed and traded on the NEX Board of the TSX Venture Exchange (the “TSXV”) under the symbol “TRL.H”.
SG ENTERPRISES
5. SG Enterprises is a limited liability company governed under the Laws of the State of Washington and is controlled by John W. Stanton, a director of Trilogy, and Theresa E. Gillespie, a former director of Trilogy. The head office of SG Enterprises is located at 155 108th Avenue NE, Suite 400, Bellevue, Washington, 98004. SG Enterprises currently holds approximately 19.1% of the issued and outstanding Trilogy Shares.

OVERVIEW OF THE ARRANGEMENT
6. Trilogy proposes, in accordance with Sections 186, 288, 289, 290 and 291 of the BCBCA, to call, hold and conduct a special meeting of the holders of the Trilogy Shares (the “Trilogy Shareholders”) at 9:30 a.m. (Pacific Time) on March 25, 2024 (the “Meeting”),to be held virtually via live webcast at https://virtual-meetings.tsxtrust.com/en/1580 whereat, among other things, the Trilogy Shareholders will be asked to consider, and if deemed advisable, pass, with or without variation, a special resolution substantially in the form attached as Annex “D” to the Circular (the “Arrangement Resolution”) approving, with or without variation, the Arrangement.
7. The purpose of the Arrangement is to effect a take-private transaction of Trilogy to avoid incurring the significant costs associated with remaining a public company until Trilogy is dissolved and while Trilogy does not have any active business. In summary, the Arrangement provides that SG Enterprises will acquire all of the issued and outstanding Trilogy Shares, other than the Trilogy Shares already held by SG Enterprises, for cash consideration of US$0.07 per Trilogy Share held (the “Consideration”). As a result of the Arrangement, the Trilogy Shares will be delisted from the TSXV.
8. In particular, pursuant to the Plan of Arrangement, each of the following transactions, among others, will occur in the following order commencing at the Effective Time:
(a)
the Trilogy Shares held by Dissenting Holders in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to SG Enterprises (free and clear of all Liens) in consideration for the right to be paid the fair value of their Trilogy Shares by SG Enterprises in accordance with Article 3 of the Plan of Arrangement, and:

(i)
such Dissenting Holders shall cease to be the holders of such Trilogy Shares and to have any rights as holders of such Trilogy Shares, other than the right to be paid the fair value for such Trilogy Shares as set out in Section 3.1 of the Plan of Arrangement;

(ii)	such Dissenting Holders’ names shall be removed as the holders of such Trilogy Shares from the registers of Trilogy Shares maintained by or on behalf of Trilogy; and
(iii)
SG Enterprises shall be deemed to be the transferee and legal owner of such Trilogy Shares, free and clear of all Liens, and shall be entered as the registered holder of such Trilogy Shares in the registers of Trilogy Shares maintained by or on behalf of the Trilogy;

(b)
each Trilogy Share outstanding immediately prior to the Effective Time, other than Trilogy Shares held by SG Enterprises or any Dissenting Holder who has validly exercised such holder’s Dissent Right shall, without any further action by or on behalf of a holder of Trilogy Shares, be deemed to be assigned and transferred by the holder thereof to SG Enterprises (free and clear of all Liens) in exchange for the Consideration, and:

(i)
the holders of such Trilogy Shares shall cease to be the holders thereof and to have any rights as holders of such Trilogy Shares, other than the right to be paid the Consideration in accordance with the Plan of Arrangement;

(ii)	such holders’ names shall be removed from the register of the Trilogy Shares maintained by or on behalf of Trilogy; and
(iii)
SG Enterprises shall be deemed to be the transferee and legal owner of such Trilogy Shares (free and clear of all Liens) and shall be entered as the registered holder of such Trilogy Shares in the register of the Trilogy Shares maintained by or on behalf of the Trilogy.

BACKGROUND TO ARRANGEMENT
9. The terms of the Arrangement and the provisions of the Arrangement Agreement are the result of a thorough review by Trilogy of strategic alternatives and Trilogy seeking to maximize value to the Trilogy Shareholders. The terms of the Arrangement Agreement were arrived at through extensive negotiations between representatives of Trilogy, under the direction and oversight of the Special Committee (as defined below), representatives of SG Enterprises, and each of their respective legal and financial advisors. Mr. Stanton recused himself from the vote of the Board of Directors of Trilogy (the “Trilogy Board”) on the Arrangement and related matters. The material meetings, negotiations, discussions and actions among the parties that preceded the execution and public announcement of the Arrangement Agreement are summarized in the Circular in the section entitled “Background of the Arrangement”.
FAIRNESS OF THE ARRANGEMENT
10. The Trilogy Board established a special committee (the “Special Committee”) comprised of independent directors to oversee the proposed transaction with SG Enterprises. The Special Committee engaged Haywood Securities Inc. (“Haywood”) as its financial advisor, to assess whether and to deliver an opinion to the Special Committee as to whether the Consideration to be received by the Trilogy Shareholders is fair, from a financial point of view, to the Trilogy Shareholders, excluding SG Enterprises.
11. Haywood delivered an oral and written fairness opinion to the Special Committee dated December 19, 2023, concluding that, as of that date and based on and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Trilogy Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Trilogy Shareholders, excluding SG Enterprises (the “Fairness Opinion”).
12. The Special Committee, with the advice and assistance of its independent legal and financial advisors, including delivery of the Fairness Opinion, evaluated the Arrangement and the terms and conditions of the Arrangement Agreement. At a meeting held on December 19, 2023, the Special Committee unanimously determined that the Consideration to be received by the Trilogy Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Trilogy Shareholders and that the Arrangement is in the best interests of Trilogy. The Special Committee unanimously recommended that the Trilogy Board: (i) approve the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement; and (ii) recommend that the Trilogy Shareholders vote “FOR” the Arrangement Resolution.
13. On December 19, 2023, based in part on the unanimous recommendation of the Special Committee, as well as on basis of other factors described below including receiving the Fairness Opinion, the Trilogy Board (with Mr. Stanton abstaining): (i) determined unanimously that the Arrangement is in the best interests of Trilogy and is fair, from a financial point of view, to the Trilogy Shareholders; (ii) approved unanimously the Arrangement and the Arrangement Agreement, and the Trilogy’s entrance into the Arrangement Agreement and performance of the transactions contemplated thereby; (iii) determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Trilogy Shareholders at the Meeting; and (iv) unanimously recommended that the Trilogy Shareholders vote “FOR” the Arrangement Resolution.
14. In evaluating the Arrangement, the Arrangement Agreement, and the other transactions and agreements contemplated thereby, the Special Committee and the Trilogy Board (without the participation of Mr. Stanton) consulted with legal and financial advisors, consulted with the Trilogy’s management and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):
(a)
Accelerating and Maximizing Cash Payment – The Arrangement is expected to maximize the amount of cash that will be paid to Trilogy Shareholders with respect to their Trilogy Shares as Trilogy continues with its 2022 Plan of Liquidation and to result in Trilogy Shareholders receiving cash sooner than would be the case under the 2022 Plan of Liquidation without the Arrangement. Following closing of the Arrangement, Trilogy will be able to continue to exist as a private company until ultimate dissolution pursuant to the 2022 Plan of Liquidation without the obligations and significant related expenses of compliance with public company reporting requirements under applicable Securities Laws. Further, the Consideration being offered to the Trilogy Shareholders is expected to be approximately equal to the cash value per Trilogy Share, less an amount needed for payment after completion of the Arrangement of all current and expected liabilities. This amount per share is greater than the amount per share that Trilogy Shareholders would receive if Trilogy continued to exist until dissolution pursuant to the 2022 Plan of Liquidation subject to public company reporting requirements with applicable Securities Laws.

(b)	Testing the Market – Trilogy previously engaged with several parties on other potential transactions and none of those discussions resulted in an offer that matched the SG Enterprises’ proposed terms.
(c)	Required Shareholder Approval - The Arrangement Resolution requires approval of at least (i) at least

66 2∕3% of the votes cast by Trilogy Shareholders present in person or represented by proxy at the Special Meeting, and (b) a majority of the votes cast by Trilogy Shareholders present in person or represented by proxy at the Meeting, other than those Trilogy Shareholders excluded pursuant to Section 8.1(2) of MI 61-101.
(d)
All-Cash Consideration - The Consideration consists solely of cash, providing the Trilogy Shareholders with certainty of value and immediate liquidity upon consummation of the Arrangement, particularly in light of the relatively limited trading volume of the Trilogy Shares.

(e)
Ability to Solicit and Respond to Acquisition Proposals Terms of the Arrangement – Under the terms of the Arrangement Agreement, the Trilogy Board will remain able to solicit and respond to any Acquisition Proposals and to terminate the Arrangement Agreement if Trilogy receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Trilogy Shareholders.

(f)
Premium to Trilogy Shareholders - The Consideration represents an approximate premium of 87% and 133.3% over the closing price of the Trilogy Shares on the TSXV on (i) the last trading day prior to the public announcement of the SG Enterprises’ non-binding offer to acquire Trilogy and (ii) the last trading day prior to SG Enterprises filing the Initial Purchaser Early Warning Report on November 13, 2023, respectively.

(g)
Fairness Opinion - The Fairness Opinion from Haywood concluded that, subject to and based on the considerations, assumptions and limitations described therein, the Consideration to be received by the Trilogy Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Trilogy Shareholders (excluding SG Enterprises and its affiliates).

(h)
Negotiated Transaction - The Arrangement Agreement is the result of negotiations with SG Enterprises that were undertaken by Trilogy and its legal advisor with the oversight and participation of the Special Committee and its legal and financial advisor. The Arrangement Agreement includes terms and conditions that are reasonable in the judgment of the Special Committee and the Trilogy Board (with Mr. Stanton abstaining).

(i)
Dissent Rights – The terms of the Plan of Arrangement provide that registered Trilogy Shareholders as of the Record Date who oppose the Arrangement, may upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, will receive fair value for their Trilogy Shares, as described in the Plan of Arrangement.

15. The completion of the Arrangement is subject to various conditions, including approval by the Trilogy Shareholders in accordance with the terms of the Interim Order and approval by the Court.
THE MEETING AND APPROVALS
16. The Record Date for determining the Trilogy Shareholders entitled to receive notice of, attend and vote at the Meeting is the close of business on January 26, 2024.
17. In connection with the Meeting, Trilogy intends to send, to each Trilogy Shareholder, a copy of the following material and documentation (collectively referred to as the “Meeting Materials”) substantially in the form attached as Exhibits “A”, “B” and “C” to the Horwitz Affidavit:
(a)	the Circular together with a cover letter to Trilogy Shareholders which includes, among other things:
(i)	the Notice of Special Meeting of Trilogy Shareholders;
(ii)	a summary of the effects of the Arrangement;
(iii)	a summary of the reasons for the Recommendation;
(iv)	the text of the Arrangement Resolution;
(v)	a copy of the Fairness Opinion;
(vi)	a copy of the Plan of Arrangement;
(vii)	a copy of the Interim Order; and
(viii)	the text of Division 2 of Part 8 of the BCBCA setting out the dissent provisions of the BCBCA;

(b)	the form of proxy and letter of transmittal; and
(c)	a copy of the Notice of Hearing of Petition.
18. The Circular, which includes the Notice of Hearing of Petition, will be sent to the Trilogy Shareholders no later than twenty-one days before the Meeting.
19. All such documents may contain such amendments thereto as Trilogy may advise are necessary or desirable and not inconsistent with the terms of the Interim Order.
QUORUM AND VOTING
20. In accordance with the articles of Trilogy, the quorum required at the Meeting will be two persons who are, or who represent by proxy, Trilogy Shareholders who, in the aggregate, hold Trilogy Shares to which are attached at least 20% of the votes attached to all of the issued Trilogy Shares entitled to voting rights at the Meeting.
21. It is proposed that the vote required to pass the Arrangement Resolution will be:
(a)
the affirmative vote of at least 66 2∕3% of the votes cast by Trilogy Shareholders present in person or represented by proxy and entitled to vote at the Meeting on the basis of one vote per Trilogy Share held; and

(b)
the affirmative vote of a simple majority of the votes cast by Trilogy Shareholders present in person or represented by proxy and entitled to vote at the Meeting on the basis of one vote per Trilogy Share held, excluding votes cast by Trilogy Shareholders required to be excluded pursuant to Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

DISSENT RIGHTS
22. Each registered Trilogy Shareholder will have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order.
23. Registered Trilogy Shareholders will be the only Trilogy Shareholders entitled to exercise rights of dissent. A beneficial holder of Trilogy Shares registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered Trilogy Shareholder to dissent on behalf of the beneficial holder of Trilogy Shares or, alternatively, make arrangements to become a registered Trilogy Shareholder.
24. In order for a registered Trilogy Shareholder to exercise such right of dissent (the “Dissent Right”):
(a)
a Trilogy Shareholder intending to exercise a Dissent Right (a “Dissenting Trilogy Shareholder”) must deliver a written notice of dissent which must be received by Trilogy c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com, not later than 5:00 p.m. (Pacific Time) on March 21, 2024, or, in the case of any adjournment or postponement of the Meeting, the date which is two business days prior to the date of the Meeting; a vote against the Arrangement Resolution or an abstention will not constitute written notice of dissent;

(b)	a Dissenting Trilogy Shareholder must not have voted his, her or its Trilogy Shares at the Meeting, either by proxy or in person, in favor of the Arrangement Resolution;
(c)	a Dissenting Trilogy Shareholder must dissent with respect to all of the Trilogy Shares held by such person; and
(d)	the exercise of such Dissent Right must otherwise comply with the requirements of sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order.
25. Notice to the Trilogy Shareholders of their Dissent Right with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Circular to be sent to Trilogy Shareholders in accordance with the Interim Order.
26. Subject to further order of this Court, the rights available to the Trilogy Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Trilogy Shareholders with respect to the Arrangement.

NO CREDITOR IMPACT
27. The Arrangement does not contemplate a compromise of any debt or any debt instruments of Trilogy and no creditor of Trilogy will be negatively affected by the Arrangement.
Part 3: LEGAL BASIS
1. Sections 186 and 288 to 297 the BCBCA;
2. Rules 2-1(2)(b), 4-4, 4-5, 8-1 and 16-1 of the Supreme Court Civil Rules;
3. The equitable and inherent jurisdiction of the Court.
Part 4: MATERIALS TO BE RELIED ON
The Petitioner will rely on:
1. Affidavit #1 of Bradley J. Horwitz, made on February 15, 2024;
2. Affidavit #2 of Bradley J. Horwitz, to be sworn; and
3. Such further and other material as counsel may advise and this Honourable Court may allow.
Date:	February 15, 2024	/s/ Alexandra Luchenko
Signature of lawyer for Petitioner
Alexandra Luchenko
To be completed by the court only:

Order made

[ ]	in the terms requested in paragraphs of Part 1 of this petition
[ ]	with the following variations and additional terms:

Date: [dd/mmm/yyyy]

Signature of [ ] Judge [ ] Associate Judge

ENDORSEMENT ON ORIGINATING PETITION
FOR SERVICE OUTSIDE BRITISH COLUMBIA
The Petitioner claims the right to serve this Petition outside British Columbia on the grounds enumerated in Sections 10(e) and 10(h) of the Court Jurisdiction and Proceedings Transfer Act, that the proceeding:
(e)	concerns contractual obligations, and
(i)	the contractual obligations, to a substantial extent, were to be performed in British Columbia,
(ii)	by its express terms, the contract is governed by the law of British Columbia, or
(iii)	the contract
(A)	is for the purchase of property, services or both, for use other than in the course of the purchaser’s trade or profession, and
(B)	resulted from a solicitation of business in British Columbia by or on behalf of the seller, and
(h)	concerns a business carried on in British Columbia.

TRILOGY INTERNATIONAL PARTNERS INC.
(the "**Company**")

Special Meeting
March 25, 2024 at 09:30 AM (Canada/Pacific Standard)
Virtual Meeting Link: https://virtual-meetings.tsxtrust.com/en/1580 Password: trilogy2024 (case sensitive) 9:30 AM (Pacific Time)
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled “Please print appointee name”, the name of the person to be appointed, who need not be a securityholder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and must be received by *TSX Trust Company* before the ***Filing Deadline for Proxy,*** noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory’s power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Electronic Delivery

If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:

1. After you vote online at www.voteproxyonline.com using your control number.
2. Through TSX Trust’s online portal, Investor Insite. You may log in or enroll at https://www.tsxtrust.com/investor-login

For details go to www.tsxtrust.com/consent-to-electronic-delivery

VOTING METHOD	
Internet	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301-100 Adelaide Street West Toronto, Ontario, M5H 4H1

Investor inSite

TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://tsxtrust.com/t/investor-hub/forms/investor-insite-registration and complete the registration form.

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail:	301 - 100 Adelaide Street West Toronto, ON, M5H 4H1
Tel:	1-866-600-5869
Email:	tsxtis@tmx.com

FORM OF PROXY ("PROXY")

TRILOGY INTERNATIONAL PARTNERS INC.
(the "**Company**")

CONTROL NUMBER: «CONTROL_NUMBER»

Special Meeting
March 25, 2024 at 09:30 AM
(Canada/Pacific Standard)
Virtual Meeting Link: https://virtual-meetings.tsxtrust.com/en/1580 Password: trilogy2024 (case sensitive) 9:30 AM (Pacific Time)

SECURITY CLASS: Common Shares	**RECORD DATE: Jan. 26, 2024**	**FILING DEADLINE FOR PROXY:**	**March 21, 2024 at 09:30 AM (Canada/Pacific Standard)**

APPOINTEES

The undersigned hereby appoints **Bradley J. Horwitz, Chief Executive Officer** whom failing **Scott Morris, Senior Vice President and General Counsel** (the "Management Nominees") or instead of any of them, the following Appointee

PLEASE PRINT APPOINTEE NAME

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any,

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

The Proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date(MM/DD/YYYY)*

TRILOGY INTERNATIONAL PARTNERS INC.
(the "**Company**")

Trilogy International Partners

Special Meeting
March 25, 2024 at 09:30 AM (Canada/Pacific Standard)
Virtual Meeting Link: https://virtual-meetings.tsxtrust.com/en/1580 Password: trilogy2024 (case sensitive) 9:30 AM (Pacific Time)
(the "**Meeting**")

Voting Instructions - Guidelines and Conditions

The Company is providing you the enclosed proxy-related materials for their securityholder Meeting. Your name, address and information about your security holdings have been obtained in accordance with applicable securities regulations from the intermediary holding them on your behalf (which is identified by name, code or identifier in the information on the top right corner on the reverse). The Voting Instruction Form ('VIF') is to enable your vote to be submitted on the stated matters. Please complete, sign, date and return the VIF. Unless you appoint yourself or a delegate to attend the Meeting and vote, your securities can be voted only by Management Nominees in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the Meeting without your specific voting instructions. In order for these securities to be voted at the meeting, **it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this form to provide your voting instructions to us promptly.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

THIS VOTING INSTRUCTION FORM SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIAL. YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN THE FILING DEADLINE NOTED ON THE REVERSE OF THE VIF OR THE EQUIVALENT TIME BEFORE THE TIME AND DATE OF ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Voting Instructions and Authority - Notes

1. THIS VOTING INSTRUCTION FORM IS SOLICITED BY THE COMPANY.
2. If you appoint the Management Nominees indicated on the reverse to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendation highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.
3. The appointment of the Management Nominees or another Appointee gives them discretion to vote on any other matters that may properly come before the Meeting.
4. If internet voting is available, you can provide your voting instructions on the website (see "Internet" section under "Voting Method").
5. To be valid, this VIF must be signed. Please date the VIF. If the VIF is not dated, it is deemed to bear the date of mailing to the securityholders of the Company.
6. **This form does not convey any right to vote in person at the Meeting. We urge you to read the above instructions, and the Information Circular prior to completing, signing and returning the VIF so that your securities can be voted. If you want to attend the meeting and vote in person, write your name in the place provided for that purpose on the reverse of this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, contact your advisor.**
7. Guidelines for proper execution of the VIF are available at www.stac.ca. Please refer to the Proxy Protocol.

VOTING METHOD	
Internet	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301-100 Adelaide Street West Toronto, Ontario, M5H 4H1

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail:	301 - 100 Adelaide Street West Toronto, ON, M5H 4H1
Tel:	1-866-600-5869
Email:	tsxtis@tmx.com

VOTING INSTRUCTION FORM ("VIF")

TRILOGY INTERNATIONAL PARTNERS INC.
(the "**Company**")

CONTROL NUMBER: «CONTROL_NUMBER»

Special Meeting
March 25, 2024 at 09:30 AM
(Canada/Pacific Standard)
Virtual Meeting Link: https://virtual-meetings.tsxtrust.com/en/1580 Password: trilogy2024 (case sensitive) 9:30 AM (Pacific Time)

SECURITY CLASS: Common Shares | **RECORD DATE: Jan. 26, 2024** | **FILING DEADLINE FOR PROXY: March 21, 2024 at 09:30 AM (Canada/Pacific Standard)**

APPOINTEES

The undersigned hereby appoints **Bradley J. Horwitz, Chief Executive Officer** whom failing **Scott Morris, Senior Vice President and General Counsel** (the "Management Nominees") or instead of any of them, the following Appointee

PLEASE PRINT APPOINTEE NAME

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any,

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

The VIF revokes and supersedes all earlier dated VIF and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date(MM/DD/YYYY)*